Filed with the Securities and Exchange Commission on October 25, 2013

Securities Act of 1933 File No. 002-80859

Investment Company Act of 1940 File No. 811-03651

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No.

Post-Effective Amendment No. 100

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. 100

(Check appropriate box or boxes.)

TOUCHSTONE STRATEGIC TRUST

(Exact name of Registrant as Specified in Charter)

303 Broadway, Suite 1100, Cincinnati, Ohio 45202

(Address of Principal Executive Offices) Zip Code

Registrant’s Telephone Number, including Area Code (513) 878-4066

Jill T. McGruder, 303 Broadway, Cincinnati, OH 45202

(Name and Address of Agent for Service)

With Copies to:

John M. Ford, Esq.

Pepper Hamilton LLP

3000 Two Logan Square

Philadelphia, PA 19103

It is proposed that this filing will become effective

(check appropriate box)

☒ immediately upon filing pursuant to paragraph (b)

☐ on (date) pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)

☐ on (date) pursuant to paragraph (a)(1)

☐ 75 days after filing pursuant to paragraph (a)(2)

☐ on (date) pursuant to paragraph (a)(2) of rule 485. If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

October 30, 2013

Prospectus

Touchstone Strategic Trust

	Class A	Class C	Class Y	Institutional
Touchstone Capital Growth Fund	TSCGX	TCFCX	TCGYX	TCGNX
Touchstone International Small Cap Fund	TNSAX	TNSCX	TNSYX	TNSIX
Touchstone Mid Cap Value Opportunities Fund	TMOAX	TMOCX	TMOYX	TMOIX
Touchstone Small Cap Value Opportunities Fund	TSOAX	TSOCX	TSOYX	TSOIX
Touchstone Value Fund	TVLAX	TVLCX	TVLYX	TVLIX

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

1

2

TOUCHSTONE CAPITAL GROWTH FUND SUMMARY

The Fund’s Investment Goal

The Fund seeks to provide investors with long-term capital growth.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled “Choosing a Class of Shares” in the Fund’s prospectus on page 40 and in the Fund’s Statement of Additional Information (“SAI”) on page 62.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class Y	Institutional
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None	None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15	Up to $15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.70%	0.70%	0.70%	0.70%
Distribution or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	2.48%	21.41%	0.44%	23.59%
Total Annual Fund Operating Expenses	3.43%	23.11%	1.14%	24.29%
Fee Waiver or Expense Reimbursement(1)	(2.18)%	(21.11)%	(0.14)%	(23.39)%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement(1)	1.25%	2.00%	1.00%	0.90%

(1)    Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees or reimburse certain Fund expenses (excluding dividend expenses relating to short sales, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, the cost of “Acquired Fund Fees and Expenses,” if any, and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual fund operating expenses to 1.25%, 2.00%, 1.00%, and 0.90%  for Classes A,  C, and Y shares and Institutional Class shares, respectively.  This expense limitation will remain in effect until at least October 29, 2014, but can be terminated by a vote of the Board of Trustees of the Fund (the “Board”) if they deem the termination to be beneficial to the Fund shareholders. Touchstone Advisors is entitled to recoup, subject to approval by the Board such amounts reduced or reimbursed for a period of up to three years from the year in which Touchstone Advisors reduced its compensation or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the expense limitation.  See the discussion entitled “Expense Limitation Agreement” under the section entitled “The Investment Advisor” in the Fund’s Statement of Additional Information for more information.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting the contractual fee waiver).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Y	Institutional	Class C
1 Year	$695	$303	$102	$92	$203
3 Years	$1,376	$4,141	$348	$4,221	$4,141
5 Years	$2,079	$6,781	$614	$6,910	$6,781
10 Years	$3,936	$10,177	$1,374	$10,215	$10,177

3

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the fiscal year ended June 30, 2013, the portfolio turnover rate of the Fund was 38% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Fund normally invests at least 80% of its assets in equity securities of large-cap companies.  This is a non-fundamental investment policy that can be changed by the Fund upon 60-days prior notice to shareholders.  For purposes of this Fund, large-cap companies are those companies with market capitalizations at the time of investment similar to the market capitalizations of companies in the Russell 1000® Growth Index (between approximately $1,822 million and $457,169  million as of its most recent reconstitution on August 31, 2013).  The size of the companies in the Russell 1000® Growth Index will change with market conditions.  Equity securities include common and preferred stocks and American Depositary Receipts (“ADRs”).  The Fund is non-diversified and may invest a significant percentage of its assets in the securities of one issuer.  The Fund may also focus its investments within certain sectors.

The Fund’s sub-advisor, Ashfield Capital Partners, LLC (“Ashfield”), seeks to invest in companies that in Ashfield’s opinion have above average growth.  Ashfield utilizes a systematic and integrated investment process to implement the Fund’s investment strategy:

•                  Quantitative.  Ashfield employs a quantitative screening process that efficiently narrows the universe to a focused list of securities that possess attractive characteristics (size, liquidity, growth and valuation) and ranks them based on expectations of earnings improvement/deterioration.

•                  Qualitative.  Ashfield next employs a qualitative process and conducts rigorous fundamental research on the group of ranked stocks to further narrow the group of eligible stocks.

•                  Construct Portfolio.  In the final stage, Ashfield constructs the Fund’s portfolio.

•                  Top-Down Thematic Overlay.  Ashfield seeks to identify segments or sectors of the economy benefitting from above average secular growth trends. The top-down thematic overlay serves as an input into the stock selection and portfolio construction processes.

Ashfield’s sell discipline will trigger a review for potential sale if:

•                  The stock falls to the bottom 20% of its equity ranking model;

•                  A fundamental change in the company’s business model or management occurs;

•                  There is a change in Ashfield’s thematic emphasis;

•                  The company receives a low forensic accounting score; or

•                  The weight of the security exceeds 7% of the portfolio. The maximum position size held will be the greater of 5% or 1.25x the index weight.

The Principal Risks

The Fund’s share price will fluctuate.  You could lose money on your investment in the Fund and the Fund could return less than other investments.  The Fund is subject to the principal risks summarized below.

Depositary Receipts Risk: Foreign receipts, which include ADRs, are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer.  ADRs may be available through “sponsored” or “unsponsored” facilities.  The risks of depositary receipts include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk.

4

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

•                  Large-Cap Risk:  Large-cap risk is the risk that stocks of larger companies may underperform relative to those of small- and mid-sized companies.  Large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Growth Investing Risk:  The Fund may lose money because growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential.  Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds may underperform when value investing is in favor.

Management Risk: In managing the Fund’s portfolio, Touchstone Advisors (the “Advisor”) engages one or more sub-advisors to make investment decisions on a portion of or the entire portfolio.  There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.  The value of your investment may decrease if the sub-advisor incorrectly judges the attractiveness, value, or market trends affecting a particular security, issuer, industry, or sector.

Non-Diversification Risk:  The Fund is non-diversified, which means that it may invest a greater percentage of its assets in the securities of a limited number of issuers as compared to a diversified fund. The use of a non-diversified investment strategy may increase the volatility of the Fund’s investment performance, as the Fund may be more susceptible to risks associated with a single economic, political, or regulatory event than a diversified fund.

Preferred Stock Risk: Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock’s price when interest rates decline.

Sector Focus Risk:  A fund that focuses its investments in the securities of a particular market sector is subject to the risk that adverse circumstances will have a greater impact on the fund than a fund that does not focus its investments in a particular sector. It is possible that economic, business or political developments or other changes affecting one security in the area of focus will affect other securities in that area of focus in the same manner, thereby increasing the risk of such investments.

As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund’s investments and risks under the “Investment Strategies and Risks” section of the Fund’s prospectus.

The Fund’s Performance(1)

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and by showing how the Fund’s average annual total returns for 1 year, 5 years, and 10 years compare with the Russell 1000® Growth Index.  The bar chart does not reflect any sales charges, which would reduce your return.  Past performance (before and after taxes) does not necessarily

5

indicate how the Fund will perform in the future.  Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Touchstone Capital Growth Fund —Class Y shares Total Return as of December 31

Best Quarter:	Worst Quarter:
First Quarter 2012 +16.50%	Fourth Quarter 2008 (26.94)%

The year-to-date return for the Fund’s Class Y shares as of September 30, 2013 is 19.32%.

(1) Before the Fund commenced operations, all of the assets and liabilities of the Old Mutual Large Cap Growth Fund (the “Predecessor Fund”) were transferred to the Fund in a tax-free reorganization (the “Reorganization”).  The Reorganization occurred on April 16, 2012. As a result of the Reorganization, the Fund assumed the performance and accounting history of the Predecessor Fund prior to the date of the Reorganization.  For more information on the prior history of the Fund, please see the section entitled “The Trust” in the Fund’s SAI.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k), or other tax-deferred account.  After-tax returns are only shown for Class Y shares and after-tax returns for other Classes will vary.

Class Y shares began operations on November 29, 1996, Class A shares began operations on September 30, 2003, Institutional Class shares began operations on December 20, 2006 and Class C shares began operations on April 16, 2012.  Performance for Classes A and C shares and Institutional Class shares were calculated using the historical performance of Class Y shares for the periods prior to September 30, 2003, December 20, 2006 and April 16, 2012, respectively.  Performance for Classes A and C shares for this period have been restated to reflect the impact of their respective fees and expenses.

6

Average Annual Total Returns

For the periods ended December 31, 2012

	1 Year	5 Years	10 Years
Class Y
Return Before Taxes	16.00%	(1.13)%	6.46%
Return After Taxes on Distributions	15.98%	(1.18)%	6.43%
Return After Taxes on Distributions and Sale of Fund Shares	10.44%	(0.98)%	5.67%
Class A
Return Before Taxes	9.11%	(2.55)%	5.55%
Class C
Return Before Taxes	15.49%	(1.83)%	5.55%
Institutional
Return Before Taxes	16.11%	(0.97)%	6.55%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)

Investment Advisor

Touchstone Advisors, Inc.

Sub- Advisor	Portfolio Manager(s)	Investment Experience	Primary Title with Sub-Advisor
Ashfield Capital Partners, LLC	Peter A. Johnson	Managing the Fund since February 2007	Portfolio Manager/Analyst
	Gregory M. Jones, CFA	Managing the Fund since January 2011	Portfolio Manager/Analyst and Director of Global Equities
	J. Stephen Lauck, CFA	Managing the Fund since February 2007	President, CEO and Portfolio Manager/Analyst
	Marc W. Lieberman, CFA	Managing the Fund since February 2007	Director of Research Portfolio Manager/Analyst

Buying and Selling Fund Shares

Minimum Investment Requirements

	Classes A, C, and Y
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

	Institutional
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading.  Classes A and C shares may be purchased and sold directly from Touchstone Securities, Inc. or through your financial advisor. Class Y shares are available only through your financial institution.  Institutional Class shares are available through Touchstone Securities, Inc. or your financial institution. For more information about buying and selling shares see the section “Investing with Touchstone” of the Fund’s prospectus or call 1.800.543.0407.

7

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-deferred account, such as a 401(k) plan or an individual retirement account. Shares that are held in a tax-deferred account may be taxed as ordinary income or capital gains once they are withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8

TOUCHSTONE INTERNATIONAL SMALL CAP FUND SUMMARY

The Fund’s Investment Goal

The Fund seeks to provide investors with capital appreciation.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds.  More information about these and other discounts is available from your financial professional and in the section entitled “Choosing a Class of Shares” in the Fund’s prospectus on page 40 and in the Fund’s SAI on page 62.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class Y	Institutional
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None	None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15	Up to $15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.95%	0.95%	0.95%	0.95%
Distribution or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses(2)	6.57%	92.34%	0.58%	0.55%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	7.78%	94.30%	1.54%	1.51%
Fee Waiver or Expense Reimbursement(2)(3)	(6.22)%	(91.99)%	(0.23)%	(0.32)%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement(1)(2)	1.56%	2.31%	1.31%	1.19	%(3)

(1) The total annual fund operating expenses do not correlate to the ratio of expenses to average net assets that are included in the Fund’s Annual Report dated June 30, 2013, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(2) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees or reimburse certain Fund expenses (excluding dividend expenses relating to short sales, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, the cost of “Acquired Fund Fees and Expenses,” if any, and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual fund operating expenses to 1.55%, 2.30%, and 1.30% for Classes A, C, and Y shares, respectively.  This expense limitation will remain in effect until at least October 29, 2014, but can be terminated by a vote of the Board of Trustees of the Fund (the “Board”) if they deem the termination to be beneficial to the Fund shareholders. Touchstone Advisors and the Trust have entered into an expense limitation agreement to limit annual fund operating expenses to 1.05% for Institutional Class shares until April 15, 2014 and to 1.18% until at least October 29, 2014.  Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts reduced or reimbursed for a period of up to three years from the year in which Touchstone Advisors reduced its compensation or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the expense limitation.  See the discussion entitled “Expense Limitation Agreement” under the section entitled “The Investment Advisor” in the Fund’s Statement of Additional Information for more information.

(3) Expenses shown above have been restated to reflect a change in the Fund’s contractual fee waiver and will differ from the expenses shown in the Fund’s annual report.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting the contractual fee waiver).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

9

	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Y	Institutional	Class C
1 Year	$725	$334	$133	$121	$234
3 Years	$2,200	$6,168	$464	$446	$6,168
5 Years	$3,594	$6,235	$818	$793	$6,235
10 Years	$6,754	$6,236	$1,815	$1,774	$6,236

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the fiscal year ended June 30, 2013, the portfolio turnover rate of the Fund was 79% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Fund normally invests at least 80% of its assets in equity securities of non-U.S. small-cap companies, including companies located in emerging market countries.  This is a non-fundamental investment policy that can be changed by the Fund upon 60-days prior notice to shareholders.  For purposes of this Fund, small-cap companies are those companies with market capitalizations at the time of investment similar to the market capitalizations of companies in the S&P Developed ex-U.S. SmallCap Index (between approximately $44.14 million and $14,209 million as of its most recent reconstitution on September 30, 2013).  The size of the companies in the S&P Developed ex-U.S. SmallCap Index will change with market conditions.  For purposes of this Fund, non-U.S. companies are companies that meet at least one of the following criteria:

•                  They are organized under the laws of a foreign country.

•                  They maintain their principal place of business in a foreign country.

•                  The principal trading market for their securities is located in a foreign country.

•                  They derive at least 50% of their revenues or profits from operations in foreign countries.

•                  They have at least 50% of their assets located in foreign countries.

Equity securities include common and preferred stocks and American Depositary Receipts (“ADRs”).

The Fund’s sub-advisor, Copper Rock Capital Partners LLC (“Copper Rock”), applies a blend of fundamental and quantitative analyses to generate the initial investment ideas.  Copper Rock’s investment process seeks to add value through bottom-up stock selection and in-depth fundamental research.  When identifying potential investments, Copper Rock will typically examine a company’s financial condition, management team, business prospects, competitive position, and overall business strategy.  Copper Rock looks for companies it believes have strong management, superior earnings growth prospects, and attractive relative valuations.  Copper Rock typically sells or reduces a position when the target price for a stock is attained, there is a change in the company’s management team or business objectives, or when there is deterioration in a company’s fundamentals.  The Fund generally engages in active and frequent trading of portfolio securities as part of its principal investment strategy.  Copper Rock seeks to construct a portfolio that is diversified across sectors and industries.

The Principal Risks

The Fund’s share price will fluctuate.  You could lose money on your investment in the Fund and the Fund could return less than other investments.  The Fund is subject to the principal risks summarized below.

Equity Securities Risk:  The Fund is subject to the risk that stock prices will fall over short or extended periods of time.  Individual companies may report poor results or be negatively affected by industry or economic trends and developments.

10

The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

•                  Small-Cap Risk:  The Fund at times may be primarily invested in small-capitalization companies.  The Fund is subject to the risk that small-capitalization stocks may underperform other types of stocks or the equity markets as a whole.  Small-cap stock risk is the risk that stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.  Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group.  In addition, small-cap stocks typically are traded in lower volume, are less liquid, and their issuers are subject to greater degrees of changes in their earnings and prospects.

Foreign Securities Risk: Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers.  These events will not necessarily affect the U.S. economy or similar issuers located in the United States.  In addition, investments in foreign securities are generally denominated in foreign currency.  As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments.  There are also risks associated with foreign accounting standards, government regulation, market information, and clearance and settlement procedures.  Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.

•                  Depositary Receipts Risk: Foreign receipts, which include ADRs are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer.  ADRs may be available through “sponsored” or “unsponsored” facilities.  The risks of depositary receipts include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk.

•                  Emerging Markets Risk:  Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Management Risk: In managing the Fund’s portfolio, the Advisor engages one or more sub-advisors to make investment decisions on a portion of or the entire portfolio.  There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.  The value of your investment may decrease if the sub-advisor incorrectly judges the attractiveness, value, or market trends affecting a particular security, issuer, industry, or sector.

Preferred Stock Risk: Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.  Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock’s price when interest rates decline.

Portfolio Turnover Risk: Frequent and active trading may result in greater expenses to the Fund, which may lower the Fund’s performance.

As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund’s investments and risks under the “Investment Strategies and Risks” section of the Fund’s prospectus.

11

The Fund’s Performance(1)

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and by showing how the Fund’s average annual total returns for 1 year, 5 years, and 10 years compare with the S&P Developed ex-U.S. SmallCap Index.  The bar chart does not reflect any sales charges, which would reduce your return.  Effective May 23, 2011, the Fund’s investment strategy changed from a domestic small-cap strategy to an international small-cap strategy.  For more information on the prior history of the Fund, please see the section entitled “The Trust” in the Fund’s SAI.  Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.  Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Touchstone International Small Cap Fund —Class Y shares Total Return as of December 31

Best Quarter:	Worst Quarter:
Second Quarter 2003 +25.57%	Fourth Quarter 2008 (22.50)%

The year-to-date return for the Fund’s Class Y shares as of September 30, 2013 is 18.53%.

(1)Before the Fund commenced operations, all of the assets and liabilities of the Old Mutual International Small Cap Fund (the “Predecessor Fund”) were transferred to the Fund in a tax-free reorganization (the “Reorganization”).  The Reorganization occurred on April 16, 2012. As a result of the Reorganization, the Fund assumed the performance and accounting history of the Predecessor Fund prior to the date of the Reorganization.  For more information on the prior history of the Fund, please see the section entitled “The Trust” in the Fund’s SAI.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k), or other tax-deferred account.  After-tax returns are only shown for Class Y shares and after-tax returns for other Classes will vary.

Class Y shares began operations on December 31, 1996, Class A shares began operations on July 31, 2003, Institutional Class shares began operations on December 20, 2006 and the Class C shares began operations on April 16 2012.  Performance for Classes A and C shares and Institutional Class shares were calculated using the historical performance of Class Y shares for the periods prior to July 31, 2003, December 20, 2006 and April 16, 2012, respectively.  Performance for Classes A and C shares for this period have been restated to reflect the impact of their respective fees and expenses.

12

Average Annual Total Returns

For the periods ended December 31, 2012

	1 Year	5 Years	10 Years
Class Y
Return Before Taxes	21.52%	0.96%	8.55%
Return After Taxes on Distributions	21.24%	0.74%	7.39%
Return After Taxes on Distributions and Sale of Fund Shares	14.68%	0.72%	7.15%
Class A
Return Before Taxes	14.32%	(0.44)%	7.66%
Class C
Return Before Taxes	20.64%	0.17%	7.60%
Institutional
Return Before Taxes	21.83%	0.96%	8.55%
S&P Developed ex-U.S. Small Cap Index (reflects no deduction for fees, expenses or taxes)	18.55%	(1.26)%	12.16%

Investment Advisor

Touchstone Advisors, Inc.

Sub- Advisor	Portfolio Manager(s)	Investment Experience	Primary Title with Sub- Advisor
Copper Rock Capital Partners LLC	Stephen Dexter	Managing the Fund since May 2011	Partner, CIO of Global Equities and Lead Portfolio Manager
	Denise Selden, CFA	Managing the Fund since May 2011	Partner, Portfolio Manager
	H. David Shea, CFA	Managing the Fund since May 2011	Partner, Portfolio Manager

Buying and Selling Fund Shares

Minimum Investment Requirements

	Classes A, C, and Y
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

	Institutional Class
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading.  Classes A and C shares may be purchased and sold directly from Touchstone Securities, Inc. or through your financial advisor. Class Y shares are available only through your financial institution.  Institutional Class shares are available through Touchstone Securities, Inc. or your financial institution. For more information about buying and selling shares see the section “Investing with Touchstone” of the Fund’s prospectus or call 1.800.543.0407.

13

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-deferred account, such as a 401(k) plan or an individual retirement account. Shares that are held in a tax-deferred account may be taxed as ordinary income or capital gains once they are withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

14

TOUCHSTONE MID CAP VALUE OPPORTUNITIES FUND SUMMARY

The Fund’s Investment Goal

The Fund seeks to provide investors with long-term capital growth.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled “Choosing a Class of Shares” in the Fund’s prospectus on page 40 and in the Fund’s SAI on page 62.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class Y	Institutional
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None	None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15	Up to $15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	1.46%	17.71%	0.39%	0.33%
Acquired Fund Fees and Expenses(1)	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	2.57%	19.57%	1.25%	1.19%
Fee Waiver or Expense Reimbursement(2)	(1.27)%	(17.52)%	(0.20)%	(0.29)%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement(1)(2)	1.30%	2.05%	1.05%	0.90%

(1)The total annual fund operating expenses do not correlate to the ratio of expenses to average net assets that are included in the Fund’s Annual Report dated June 30, 2013, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(2)Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees or reimburse certain Fund expenses (excluding dividend expenses relating to short sales, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, the cost of “Acquired Fund Fees and Expenses,” if any, and other extraordinary expenses not incurred in the ordinary course of business)  in order to limit annual fund operating expenses to 1.29%, 2.04%, 1.04%, and 0.89% for Classes A, C, and Y shares and Institutional Class shares, respectively.  This expense limitation will remain in effect until at least October 29, 2014, but can be terminated by a vote of the Board of Trustees of the Fund (the “Board”) if they deem the termination to be beneficial to the Fund shareholders. Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts reduced or reimbursed for a period of up to three years from the year in which Touchstone Advisors reduced its compensation or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the expense limitation.  See the discussion entitled “Expense Limitation Agreement” under the section entitled “The Investment Advisor” in the Fund’s Statement of Additional Information for more information.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting the contractual fee waiver).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

15

	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Y	Institutional	Class C
1 Year	$700	$308	$107	$92	$208
3 Years	$1,214	$3,672	$377	$349	$3,672
5 Years	$1,754	$6,200	$667	$626	$6,200
10 Years	$3,223	$9,921	$1,494	$1,417	$9,921

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the fiscal year ended June 30, 2013, the portfolio turnover rate of the Fund was 102% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Fund normally invests at least 80% of its assets in equity securities of mid-cap companies.  This is a non-fundamental investment policy that can be changed by the Fund upon 60-days prior notice to shareholders.  For purposes of this Fund, mid-cap companies are those companies with market capitalizations at the time of investment similar to the market capitalizations of companies in the Russell Midcap® Value Index (between approximately $3.3 billion million and $21.5 billion as of its most recent reconstitution on June 30, 2013).  The size of the companies in the Russell Midcap® Value Index will change with market conditions.  Equity securities include common and preferred stocks.  The Fund may also invest in small-cap companies and focus its investments in certain industries within certain sectors.

Thompson, Siegel & Walmsley LLC (“TS&W”), the Fund’s sub-advisor, primarily invests in common stocks.  TS&W seeks to invest in companies that it believes present a value or potential worth that is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community.  TS&W’s mid-cap value process uses a combination of quantitative and qualitative methods and is based on a four-factor valuation screen.  Parts one and two of the screen attempt to assess a company’s attractiveness based on cash flows relative to other mid-cap stocks and as compared to their industry or sector peers.  The third factor considers the relative earnings prospects of the company.  The fourth factor involves looking at the company’s recent price action.  TS&W generally limits its investment universe to those companies with a minimum of three years of sound operating history.

TS&W’s analysts also explore numerous factors that might affect the outlook for a company.  They evaluate publicly available information including but not limited to sell-side research, company filings, and trade periodicals.  The analysts may speak with company management to hear their perspectives and outlook on the pertinent business issues.  They apply a consistent and disciplined review in a team environment that encourages critical thinking and analysis for each company considered for investment.

TS&W generally considers selling a security when the catalyst for the investment is no longer valid, when TS&W believes that another stock will have a higher expected return, or for portfolio risk management.

The Principal Risks

The Fund’s share price will fluctuate.  You could lose money on your investment in the Fund and the Fund could return less than other investments.  The Fund is subject to the principal risks summarized below.

Equity Securities Risk:  The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry or economic trends and developments.

16

The prices of securities issued by these companies may suffer a decline in response to such developments which could result in a decline in the value of the Fund’s shares.

•                  Mid-Cap Risk:  The Fund is subject to the risk that medium-capitalization stocks may underperform other types of stocks or the equity markets as a whole.  Stocks of mid-sized companies may be less liquid and subject to more abrupt or erratic market movements than stocks of larger, more established companies.  Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

•                  Small-Cap Risk:  The Fund at times may be primarily invested in small-capitalization companies.  The Fund is subject to the risk that small-capitalization stocks may underperform other types of stocks or the equity markets as a whole.  Small-cap stock risk is the risk that stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.  Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group.  In addition, small-cap stocks typically are traded in lower volume, are less liquid, and their issuers are subject to greater degrees of changes in their earnings and prospects.

Management Risk: In managing the Fund’s portfolio, the Advisor engages one or more sub-advisors to make investment decisions on a portion of or the entire portfolio.  There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.  The value of your investment may decrease if the sub-advisor incorrectly judges the attractiveness, value, or market trends affecting a particular security, issuer, industry, or sector.

Portfolio Turnover Risk: The Fund may sell its portfolio securities, regardless of the length of time that they have been held, if the Advisor or sub-advisor determines that it would be in the Fund’s best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the Advisor’s or sub-advisor’s control. These transactions will increase the Fund’s “portfolio turnover.”  A 100% portfolio turnover rate would occur if all of the securities in the Fund were replaced during a given period. High turnover rates generally result in higher brokerage costs to the Fund and in higher net taxable gain for shareholders, and may reduce the Fund’s returns.

Preferred Stock Risk: Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock’s price when interest rates decline.

Sector Focus Risk:  A fund that focuses its investments in the securities of a particular market sector is subject to the risk that adverse circumstances will have a greater impact on the fund than a fund that does not focus its investments in a particular sector. It is possible that economic, business or political developments or other changes affecting one security in the area of focus will affect other securities in that area of focus in the same manner, thereby increasing the risk of such investments.

Value Investing Risk:  A value-oriented investment approach is subject to the risk that a security believed to be undervalued does not appreciate in value as anticipated or experiences a decline in value.

As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal.  You can find more information about the Fund’s investments and risks under the “Investment Strategies and Risks” section of the Fund’s prospectus.

17

The Fund’s Performance(1)

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and by showing how the Fund’s average annual total returns for 1 year and since inception compare with the Russell Midcap® Value Index.  The bar chart does not reflect any sales charges, which would reduce your return.  Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.  Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Touchstone Mid Cap Value Opportunities Fund —Class A shares Total Return as of December 31

Best Quarter:	Worst Quarter:
Third Quarter 2009 +15.62%	Fourth Quarter 2008 (21.16)%

The year-to-date return for the Fund’s Class A shares as of September 30, 2013 is 30.64%.

(1)Before the Fund commenced operations, all of the assets and liabilities of the Old Mutual TS&W Mid Cap Value Fund (the “Predecessor Fund”) were transferred to the Fund in a tax-free reorganization (the “Reorganization”).  The Reorganization occurred on April 16, 2012. As a result of the Reorganization, the Fund assumed the performance and accounting history of the Predecessor Fund prior to the date of the Reorganization. For more information on the prior history of the Fund, please see the section entitled “The Trust” in the Fund’s SAI.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k), or other tax-deferred account.  After-tax returns are only shown for Class A shares and after-tax returns for other Classes will vary.

Class A shares and Institutional Class shares began operations on June 4, 2007, Class Y shares began operations on December 9, 2008 and Class C shares began operations on April 16, 2012.  Class Y shares and Class C shares performance was calculated using the historical performance of Class A shares for the periods prior to December 9, 2008 and April 16, 2012, respectively.  The Class Y shares performance for this period has been restated to exclude the maximum applicable sales charge for Class A shares. The Class C shares performance for this period has been restated to reflect the impact of Class C shares fees and expenses.

18

Average Annual Total Returns

For the periods ended December 31, 2012

	1 Year	5 Years	Since Inception (6/4/07)
Class A
Return Before Taxes	7.06%	0.32%	(0.59)%
Return After Taxes on Distributions	2.29%	(0.88)%	(1.66)%
Return After Taxes on Distributions and Sale of Fund Shares	7.59%	(0.07)%	(0.81)%
Class C
Return Before Taxes	13.08%	0.98%	(0.09)%
Class Y
Return Before Taxes	13.99%	1.35%	0.32%
Institutional
Return Before Taxes	14.01%	1.94%	0.89%
Russell Midcap® Value Index (reflects no deduction for fees, expenses or taxes)	18.51%	3.79%	0.97%

Investment Advisor

Touchstone Advisors, Inc.

Sub-Advisor	Portfolio Manager(s)	Investment Experience	Primary Title with Sub-Advisor
Thompson, Siegel & Walmsley LLC	Brett P. Hawkins, CFA	Managing the Fund since April 2007	Portfolio Manager

Buying and Selling Fund Shares

Minimum Investment Requirements

	Classes A, C, and Y
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

	Institutional
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading.  Classes A and C shares may be purchased and sold directly from Touchstone Securities, Inc. or through your financial advisor. Class Y shares are available only through your financial institution.  Institutional Class shares are available through Touchstone Securities, Inc. or your financial institution. For more information about buying and selling shares see the section “Investing with Touchstone” of the Fund’s prospectus or call 1.800.543.0407.

19

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-deferred account, such as a 401(k) plan or an individual retirement account. Shares that are held in a tax-deferred account may be taxed as ordinary income or capital gains once they are withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

20

TOUCHSTONE SMALL CAP VALUE OPPORTUNITIES FUND SUMMARY

The Fund’s Investment Goal

The Fund seeks to provide investors with long-term capital growth.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled “Choosing a Class of Shares” in the Fund’s prospectus on page 40 and in the Fund’s SAI on page 62.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class Y	Institutional
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None	None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15	Up to $15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.95%	0.95%	0.95%	0.95%
Distribution or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	1.26%	23.32%	0.34%	0.51%
Acquired Fund Fees and Expenses(1)	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	2.47%	25.28%	1.30%	1.47%
Fee Waiver or Expense Reimbursement(2)	(0.96)%	(23.02)%	(0.04)%	(0.36)%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement(1)(2)	1.51%	2.26%	1.26%	1.11%

(1) The total annual fund operating expenses do not correlate to the ratio of expenses to average net assets that are included in the Fund’s Annual Report dated June 30, 2013, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(2)    Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees or reimburse certain Fund expenses (excluding dividend expenses relating to short sales, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, the cost of “Acquired Fund Fees and Expenses,” if any, and other extraordinary expenses not incurred in the ordinary course of business)  in order to limit annual fund operating expenses to 1.50%, 2.25%, 1.25%, and 1.10% for Classes A ,C, and Y shares and Institutional Class shares, respectively.  This expense limitation will remain in effect until at least October 29, 2014, but can be terminated by a vote of the Board of Trustees of the Fund (the “Board”) if they deem the termination to be beneficial to the Fund shareholders. Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts reduced or reimbursed for a period of up to three years from the year in which Touchstone Advisors reduced its compensation or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the expense limitation.  See the discussion entitled “Expense Limitation Agreement” under the section entitled “The Investment Advisor” in the Fund’s Statement of Additional Information for more information.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting the contractual fee waiver).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

21

	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Y	Institutional	Class C
1 Year	$720	$329	$128	$113	$229
3 Years	$1,214	$4,424	$408	$429	$4,424
5 Years	$1,733	$7,089	$709	$769	$7,089
10 Years	$3,151	$10,241	$1,564	$1,727	$10,241

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the fiscal year ended June 30, 2013, the portfolio turnover rate of the Fund was 95% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Fund normally invests at least 80% of its assets in equity securities of small-cap companies.  This is a non-fundamental investment policy that can be changed by the Fund upon 60-days prior notice to shareholders.  For purposes of this Fund, small-cap companies are those companies with market capitalizations at the time of investment similar to the market capitalizations of companies in the Russell 2000® Value Index (between approximately $130 million and $3.3 billion as of its most recent reconstitution on June 30, 2013).  The size of the companies in the Russell 2000® Value Index will change with market conditions.  Equity securities include common and preferred stocks.

Thompson, Siegel & Walmsley LLC (“TS&W”), the Fund’s sub-advisor, primarily invests in common stocks.  TS&W seeks to invest in companies it believes present a value or potential worth that is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community.  TS&W’s small-cap value process uses a combination of quantitative and qualitative methods and is based on a four-factor valuation screen.  Parts one and two of the screen attempt to assess a company’s discount to private market value relative to other small-cap stocks.  The third factor considers the relative earnings prospects of the company.  The fourth factor involves looking at the company’s recent price action.

TS&W’s analysts also explore numerous factors that might affect the outlook for a company.  They evaluate publicly available information including but not limited to sell-side research, company filings, and trade periodicals.  The analysts may speak with company management to hear their perspectives and outlook on the pertinent business issues.  They apply a consistent and disciplined review in a team environment that encourages critical thinking and analysis for each company considered for investment.

TS&W generally considers selling a security when the catalyst for the investment is no longer valid, when TS&W believes that another stock will have a higher expected return, or for portfolio risk management. The Fund generally engages in active and frequent trading of portfolio securities as part of its principal investment strategy.

The Principal Risks

The Fund’s share price will fluctuate.  You could lose money on your investment in the Fund and the Fund could return less than other investments.  The Fund is subject to the principal risks summarized below.

Equity Securities Risk:  The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry or economic trends and developments. The prices of securities issued by these companies may suffer a decline in response to such developments which could result in a decline in the value of the Fund’s shares.

22

•                  Small-Cap Risk:  The Fund at times may be primarily invested in small-capitalization companies.  The Fund is subject to the risk that small-capitalization stocks may underperform other types of stocks or the equity markets as a whole.  Small-cap stock risk is the risk that stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.  Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group.  In addition, small-cap stocks typically are traded in lower volume, are less liquid, and their issuers are subject to greater degrees of changes in their earnings and prospects.

Management Risk: In managing the Fund’s portfolio, the Advisor engages one or more sub-advisors to make investment decisions on a portion of or the entire portfolio.  There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.  The value of your investment may decrease if the sub-advisor incorrectly judges the attractiveness, value, or market trends affecting a particular security, issuer, industry, or sector.

Portfolio Turnover Risk: The Fund may sell its portfolio securities, regardless of the length of time that they have been held, if the Advisor or sub-advisor determines that it would be in the Fund’s best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the Advisor’s or sub-advisor’s control. These transactions will increase the Fund’s “portfolio turnover.”  A 100% portfolio turnover rate would occur if all of the securities in the Fund were replaced during a given period. High turnover rates generally result in higher brokerage costs to the Fund and in higher net taxable gain for shareholders, and may reduce the Fund’s returns.

Preferred Stock Risk: Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock’s price when interest rates decline.

Sector Focus Risk: A fund that focuses its investments in the securities of a particular market sector is subject to the risk that adverse circumstances will have a greater impact on the fund than a fund that does not focus its investments in a particular sector. It is possible that economic, business or political developments or other changes affecting one security in the area of focus will affect other securities in that area of focus in the same manner, thereby increasing the risk of such investments.

Value Investing Risk:  A value-oriented investment approach is subject to the risk that a security believed to be undervalued does not appreciate in value as anticipated or experiences a decline in value.

As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund’s investments and risks under the “Investment Strategies and Risks” section of the Fund’s prospectus.

The Fund’s Performance(1)

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and by showing how the Fund’s average annual total returns for 1 year, 5 years, and 10 years compare with the Russell 2000® Value Index.  The bar chart does not reflect any sales charges, which would reduce your return.  Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.  Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

23

Touchstone Small Cap Value Opportunities Fund —Class Y shares Total Return as of December 31

Best Quarter:	Worst Quarter:
Third Quarter 2009 +17.67%	Fourth Quarter 2008 (24.43)%

The year-to-date return for the Fund’s Class Y shares as of September 30, 2013 is 31.54%.

(1) Before the Fund commenced operations, all of the assets and liabilities of the Old Mutual TS&W Small Cap Value Fund (the “Predecessor Fund”) were transferred to the Fund in a tax-free reorganization (the “Reorganization”).  The Reorganization occurred on April 16, 2012. As a result of the Reorganization, the Fund assumed the performance and accounting history of the Predecessor Fund prior to the date of the Reorganization.  For more information on the prior history of the Fund, please see the section entitled “The Trust” in the Fund’s SAI.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k), or other tax-deferred account.  After-tax returns are only shown for Class Y shares and after-tax returns for other Classes will vary.

Class Y shares began operations on July 25, 2003.  Performance information presented prior to July 25, 2003 for Class Y shares includes performance of a predecessor fund whose inception date was July 31, 2000.  Class A shares began operations on July 31, 2003, Institutional Class shares began operations on December 9, 2008 and Class C shares began operations on April 16, 2012.  Performance for Classes A and C shares and Institutional Class shares were calculated using the historical performance of Class Y shares for the periods prior to July 31, 2003, December 9, 2008, and April 16, 2012, respectively.  Performance for Classes A and C shares for this period have been restated to reflect the impact of their respective fees and expenses.

24

Average Annual Total Returns

For the periods ended December 31, 2012

	1 Year	5 Years	10 Years
Class Y
Return Before Taxes	14.82%	1.40%	10.17%
Return After Taxes on Distributions	12.36%	0.38%	8.89%
Return After Taxes on Distributions and Sale of Fund Shares	12.56%	0.99%	8.85%
Class A
Return Before Taxes	7.85%	(0.06)%	9.23%
Class C
Return Before Taxes	13.98%	0.62%	9.20%
Institutional
Return Before Taxes	14.92%	0.93%	9.91%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	18.05%	3.55%	9.50%

Investment Advisor

Touchstone Advisors, Inc.

Sub- Advisor	Portfolio Manager(s)	Investment Experience	Primary Title with Sub-Advisor
Thompson, Siegel & Walmsley LLC	Frank H. Reichel III, CFA	Managing the Fund since October 2001	Chief Investment Officer and Portfolio Manager

Buying and Selling Fund Shares

Minimum Investment Requirements

	Classes A, C, and Y
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

	Institutional
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading.  Classes A and C shares may be purchased and sold directly from Touchstone Securities, Inc. or through your financial advisor. Class Y shares are available only through your financial institution.  Institutional Class shares are available through Touchstone Securities, Inc. or your financial institution. For more information about buying and selling shares see the section “Investing with Touchstone” of the Fund’s prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-deferred account, such as a 401(k) plan or an individual retirement account. Shares that are held in a tax-deferred account may be taxed as ordinary income or capital gains once they are withdrawn from the tax-deferred account.

25

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

26

TOUCHSTONE VALUE FUND SUMMARY

The Fund’s Investment Goal

The Fund seeks to provide investors with long-term capital growth.

The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled “Choosing a Class of Shares” in the Fund’s prospectus on page 40 and in the Fund’s SAI on page 62.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class Y	Institutional
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None	None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15	Up to $15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (1)	0.65%	0.65%	0.65%	0.65%
Distribution or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.51%	0.55%	0.34%	0.24%
Total Annual Fund Operating Expenses	1.41%	2.20%	0.99%	0.89%
Fee Waiver or Expense Reimbursement(2)	(0.33)%	(0.37)%	(0.16)%	(0.21)%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement(2)(3)	1.08%	1.83%	0.83%	0.68%

(1)Management Fees have been restated to reflect a change in the Fund’s Contractual Management Fee.

(2)Touchstone Advisors has contractually agreed to waive a portion of its fees or reimburse certain Fund expenses (excluding dividend expenses relating to short sales, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, the cost of “Acquired Fund Fees and Expenses,” if any, and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual fund operating expenses to 1.08%, 1.83%, 0.83%, and 0.68% for Classes A, C , and Y shares and Institutional Class shares, respectively. This expense limitation will remain in effect until at least October 29, 2014, but can be terminated by a vote of the Board of Trustees of the Fund (the “Board”) if they deem the termination to be beneficial to the Fund shareholders.   Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts reduced or reimbursed for a period of up to three years from the year in which Touchstone Advisors reduced its compensation or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the expense limitation.  See the discussion entitled “Expense Limitation Agreement” under the section entitled “The Investment Advisor” in the Fund’s Statement of Additional Information for more information.

(3)Expenses shown above have been restated to reflect a change in the Fund’s contractual fee waiver and Management fees and will differ from the expenses shown in the Fund’s annual report.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (reflecting the contractual fee waiver).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

27

	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Y	Institutional	Class C
1 Year	$679	$286	$85	$69	$186
3 Years	$965	$653	$299	$263	$653
5 Years	$1,272	$1,146	$532	$472	$1,146
10 Years	$2,142	$2,505	$1,198	$1,077	$2,505

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the fiscal year ended June 30, 2013, the portfolio turnover rate of the Fund was 110% of the average value of its portfolio.

The Fund’s Principal Investment Strategies

The Fund normally invests in equity securities of large- and mid-cap companies (generally, companies with market capitalizations of approximately $2.5 billion or above) that the Fund’s sub-advisor, Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”) believes are undervalued.  Equity securities include common and preferred stocks.  The Fund may also focus its investments within certain sectors.

Barrow Hanley uses traditional methods of stock selection — research and analysis — to identify securities it believes are undervalued and searches for companies that have price to earnings and price to book ratios below the market and that have above average dividend yields.  Barrow Hanley’s investment management approach may be described as traditional value with a focus on income from dividends because it generally focuses on companies which are out of favor with other investors due to internal or external challenges judged to be short-term in nature.  Barrow Hanley’s process seeks to identify the reasons for a temporary undervaluation of a company’s shares and believes that value can be added through individual stock selection.

Barrow Hanley utilizes risk management tools in an effort to keep the Fund from becoming over-exposed to particular market segments.  Barrow Hanley is a “bottom-up” value manager meaning it analyzes the fundamentals of companies one at a time rather than focusing on broader market themes.

Barrow Hanley generally considers selling a security when it reaches fair value estimate, when earnings forecasts do not appear to justify the current price, when there has been or there is an expectation of an adverse change in the company’s fundamentals, or when other investment opportunities appear more attractive. The Fund generally engages in active and frequent trading of portfolio securities as part of its principal investment strategy.

The Principal Risks

The Fund’s share price will fluctuate.  You could lose money on your investment in the Fund and the Fund could return less than other investments.  The Fund is subject to the principal risks summarized below.

Equity Securities Risk:  The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry or economic trends and developments. The prices of securities issued by these companies may suffer a decline in response to such developments which could result in a decline in the value of the Fund’s shares.

•                  Mid-Cap Risk:  The Fund is subject to the risk that medium-capitalization stocks may underperform other types of stocks or the equity markets as a whole.  Stocks of mid-sized companies may be subject to more abrupt or

28

erratic market movements than stocks of larger, more established companies.  Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

•                  Large-Cap Risk:  Large-cap risk is the risk that stocks of larger companies may underperform relative to those of small- and mid-sized companies.  Large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Management Risk: In managing the Fund’s portfolio, the Advisor engages one or more sub-advisors to make investment decisions on a portion of or the entire portfolio.  There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.  The value of your investment may decrease if the sub-advisor incorrectly judges the attractiveness, value, or market trends affecting a particular security, issuer, industry, or sector.

Portfolio Turnover Risk: The Fund may sell its portfolio securities, regardless of the length of time that they have been held, if the Advisor or sub-advisor determines that it would be in the Fund’s best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the Advisor’s or sub-advisor’s control. These transactions will increase the Fund’s “portfolio turnover.”  A 100% portfolio turnover rate would occur if all of the securities in the Fund were replaced during a given period. High turnover rates generally result in higher brokerage costs to the Fund and in higher net taxable gain for shareholders, and may reduce the Fund’s returns.

Preferred Stock Risk: Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock’s price when interest rates decline.

Sector Focus Risk: A fund that focuses its investments in the securities of a particular market sector is subject to the risk that adverse circumstances will have a greater impact on the fund than a fund that does not focus its investments in a particular sector. It is possible that economic, business or political developments or other changes affecting one security in the area of focus will affect other securities in that area of focus in the same manner, thereby increasing the risk of such investments.

Value Investing Risk:  A value-oriented investment approach is subject to the risk that a security believed to be undervalued does not appreciate in value as anticipated or experiences a decline in value.

As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund’s investments and risks under the “Investment Strategies and Risks” section of the Fund’s prospectus.

The Fund’s Performance(1)

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and by showing how the Fund’s average annual total returns for 1 year, 5 years, and 10 years compare with the Russell® 1000 Value Index.  The bar chart does not reflect any sales charges, which would reduce your return.  Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.  Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

29

Touchstone Value Fund — Class Y shares Total Return as of December 31

Best Quarter:	Worst Quarter:
Second Quarter 2003 +20.19%	Fourth Quarter 2008 (19.56)%

The year-to-date return for the Fund’s Class Y shares as of September 30, 2013 is 20.36%.

(1)Before the Fund commenced operations, all of the assets and liabilities of the Old Mutual Barrow Hanley Value Fund (the “Predecessor Fund”) were transferred to the Fund in a tax-free reorganization (the “Reorganization”).  The Reorganization occurred on April 16, 2012. As a result of the Reorganization, the Fund assumed the performance and accounting history of the Predecessor Fund prior to the date of the Reorganization.  For more information on the prior history of the Fund, please see the section entitled “The Trust” in the Fund’s SAI.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k), or other tax-deferred account.  After-tax returns are only shown for Class Y shares and after-tax returns for other Classes will vary.

Class Y shares began operations on September 10, 1998, Class A shares began operations on July 31, 2003, Institutional Class shares began operations on December 20, 2006 and Class C shares began operations on April 16, 2012.  Performance for Classes A and C shares and Institutional Class shares were calculated using the historical performance of Class Y shares for the periods prior to July 31, 2003 and December 20, 2006 and April 16, 2012, respectively.  Performance for Classes A and C shares for this period have been restated to reflect the impact of their respective fees and expenses.

30

Average Annual Total Returns

For the periods ended December 31, 2012

	1 Year	5 Years	10 Years
Class Y
Return Before Taxes	15.38%	1.35%	5.10%
Return After Taxes on Distributions	13.64%	0.49%	3.16%
Return After Taxes on Distributions and Sale of Fund Shares	10.37%	0.65%	3.95%
Class A
Return Before Taxes	8.55%	(0.10)%	4.22%
Class C
Return Before Taxes	14.96%	0.64%	4.22%
Institutional
Return Before Taxes	15.56%	1.49%	5.18%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	17.51%	0.59%	7.38%

Investment Advisor

Touchstone Advisors, Inc.

Sub-Advisor	Portfolio Manager(s)	Investment Experience	Primary Title with Sub-Advisor
Barrow, Hanley, Mewhinney & Strauss, LLC	James P. Barrow	Managing the Fund since 2006	Portfolio Manager, President and Executive Director
	Robert J. Chambers, CFA	Managing the Fund since 2012	Portfolio Manager, Managing Director
	Timothy J. Culler, CFA	Managing the Fund since 2012	Portfolio Manager, Managing Director
	J. Ray Nixon, Jr.	Managing the Fund since 2012	Portfolio Manager, Executive Director
	Mark Giambrone, CPA	Managing the Fund since 2012	Portfolio Manager, Managing Director

Buying and Selling Fund Shares

Minimum Investment Requirements

	Classes A, C, and Y
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

	Institutional Class
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading.  Classes A and C shares may be purchased and sold directly from Touchstone Securities, Inc. or through your financial advisor. Class Y shares are available only through your financial institution.  Institutional Class shares are available through Touchstone Securities, Inc. or your financial institution. For more information about buying and selling shares see the section “Investing with Touchstone” of the Fund’s prospectus or call 1.800.543.0407.

31

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-deferred account, such as a 401(k) plan or an individual retirement account. Shares that are held in a tax-deferred account may be taxed as ordinary income or capital gains once they are withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

32

INVESTMENT STRATEGIES AND RISKS

Can a Fund Depart From its Principal Investment Strategies?

In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies are described in detail in the SAI (“SAI”).

Each Fund’s investment goal is non-fundamental, and may be changed by the Trust’s Board of Trustees (the “Board”) without shareholder approval.  You would be notified at least 60 days before any change takes effect.  The investments and strategies described throughout this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, repurchase agreements, and short-term obligations (i.e., fixed- and variable-rate securities and high quality debt securities of corporate and government issuers) that would not ordinarily be consistent with the Fund’s goals. This defensive investing may increase a Fund’s taxable income. A Fund will do so only if the Fund’s sub-advisor believes that the risk of loss in using the Fund’s normal strategies and investments outweighs the opportunity for gains. Of course, there can be no guarantee that any Fund will achieve its investment goal.

Portfolio Composition

Certain of the Funds have adopted policies to invest, under normal circumstances, at least 80% of the value of the Fund’s “assets” in certain types of investments suggested by its name (each an “80% Policy”). For purposes of these 80% Policies, the term “assets” means net assets plus the amount of borrowings for investment purposes. A Fund must comply with its 80% Policy at the time the Fund invests its assets. Accordingly, when a Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such a way as to comply with the 80% Policy.

Change in Market Capitalization

A Fund may specify in its principal investment strategy a market capitalization range for acquiring portfolio securities. If a security that is within the range for a Fund at the time of purchase later falls outside the range, which is most likely to happen because of market fluctuation, the Fund may continue to hold the security if, in the sub-advisor’s judgment, the security remains otherwise consistent with the Fund’s investment goal and strategies. However, this change could affect the Fund’s flexibility in making new investments.

Do The Funds Have Other Investment Strategies In Addition To Their Principal Investment Strategies?

Non- U.S. Issuer or Foreign Companies (or Issuers): Non-U.S. issuer or foreign companies (or issuers) are companies that: (i) are organized under the laws of; (ii) maintain their principal place of business in; (iii) have the principal trading market for their securities in; (iv) derive at least 50% of revenues or profits from operation in; or (v) have at least 50% of their assets in, foreign countries.

Other Investment Companies (All Funds):  A Fund may invest in securities issued by other investment companies to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules thereunder and applicable Securities and Exchange Commission (the “SEC”) staff interpretations thereof, or applicable exemptive relief granted by the SEC.  The Advisor has received an exemptive order from the SEC that permits the Funds to invest up to 25% of its uninvested cash or cash collateral in one or more affiliated money market funds, subject to that Fund’s investment limitations and certain other conditions contained in the exemptive order.

Lending of Portfolio Securities (All Funds):  The Funds may lend their portfolio securities to brokers, dealers, and financial institutions under guidelines adopted by the Board, including a requirement that the Funds receive collateral

33

equal to no less than 100% of the market value of the loaned securities.  The risk in lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially.  In determining whether to lend securities, Touchstone Advisors, Inc. (the “Advisor”) will consider all relevant facts and circumstances, including the creditworthiness of the borrower.  More information on securities lending is available in the SAI.

What are the Principal Risks of Investing in the Funds?

The following is a list of principal risks that may apply to your investment in a Fund. Further information about investment risks is available in the Funds’ SAI:

Equity Securities Risk (All Funds): A Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles. The value of a Fund’s equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of a Fund’s shares. These factors contribute to price volatility, which is a principal risk of investing in the Funds. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy.

•                  Large-Cap Risk (Touchstone Value Fund and Touchstone Capital Growth Fund):  Large-cap risk is the risk that stocks of larger companies may underperform relative to those of small- and mid-sized companies.  Large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•                  Mid-Cap Risk (Touchstone Value Fund and Touchstone Mid Cap Value Opportunities Fund): The Fund is subject to the risk that medium-capitalization stocks may underperform other types of stocks or the equity markets as a whole.  Stocks of mid-sized companies may be less liquid and subject to more abrupt or erratic market movements than stocks of larger, more established companies.  Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

•                  Small-Cap Risk (Touchstone International Small Cap Fund, Touchstone Mid Cap Value Opportunities Fund, and Touchstone Small Cap Value Opportunities Fund):    The Fund at times may be primarily invested in small-capitalization companies.  The Fund is subject to the risk that small-capitalization stocks may underperform other types of stocks or the equity markets as a whole.  Small-cap stock risk is the risk that stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.  Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group.  In addition, small-cap stocks typically are traded in lower volume, are less liquid, and their issuers are subject to greater degrees of changes in their earnings and prospects.

Foreign Securities Risk (Touchstone International Small Cap Fund): Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers.  These events will not necessarily affect the U.S. economy or similar issuers located in the United States.  In addition, investments in foreign securities are generally denominated in foreign currency.  As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund’s investments.  These currency movements may happen separately from, or in response to, events that do not otherwise affect the value of the security in the issuer’s home country.  There is a risk that foreign securities may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist.  There is risk associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays.  Foreign markets may be less liquid and more

34

volatile than U.S. markets and offer less protection to investors. Over-the-counter securities may also be less liquid than exchange-traded securities.

•                  Depositary Receipts Risk (Touchstone Capital Growth Fund and Touchstone International Small Cap Fund): Foreign receipts, which include American Depositary Receipts (“ADRs”) are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer.  ADRs may be available through “sponsored” or “unsponsored” facilities.  The risks of depositary receipts include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk.

•                  Emerging Markets Risk (Touchstone International Small Cap Fund):  Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Growth Investing Risk (Touchstone Capital Growth Fund): Growth oriented funds may underperform when value investing is in favor and growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential.  Emerging growth companies typically have less ability to withstand any changes to their business prospects, may involve greater risk than is customarily associated with established companies, and may have heightened liquidity risk and exposure to price movement.

Management Risk (All Funds): In managing the Fund’s portfolio, the Advisor engages one or more sub-advisors to make investment decisions on a portion of or the entire portfolio.  There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.  The value of your investment may decrease if the sub-advisor incorrectly judges the attractiveness, value, or market trends affecting a particular security, issuer, industry, or sector.

Non-Diversification Risk (Touchstone Capital Growth Fund): Subject to federal income tax restrictions relating to the Fund’s qualification as a regulated investment company, a non-diversified fund may invest a significant percentage of its assets in the securities of a single company.  The use of a non-diversified investment strategy may increase the volatility of the Fund’s investment performance, as the Fund may be more susceptible to risks associated with a single economic, political, or regulatory event than a diversified fund.

Portfolio Turnover Risk (All Funds except Touchstone Capital Growth Fund):  The Fund may sell its portfolio securities, regardless of the length of time that they have been held, if the Advisor or sub-advisor determines that it would be in the Fund’s best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the Advisor’s or sub-advisor’s control. These transactions will increase the Fund’s “portfolio turnover.”  A 100% portfolio turnover rate would occur if all of the securities in the Fund were replaced during a given period. High turnover rates generally result in higher brokerage costs to the Fund and in higher net taxable gain for shareholders, and may reduce the Fund’s returns.

Preferred Stock Risk (All Funds): Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock’s price when interest rates decline.

Sector Focus Risk (All Funds except the Touchstone International Small Cap Fund):  The fund may focus its investments within certain sectors.  A fund that focuses its investments in the securities of a particular market sector is

35

subject to the risk that adverse circumstances will have a greater impact on the fund than a fund that does not focus its investments in a particular sector. It is possible that economic, business, or political developments or other changes affecting one security in the area of focus will affect other securities in that area of focus in the same manner, thereby increasing the risk of such investments. The fund’s investment strategy often involves overweighting the fund’s position in the industry sectors which it believes hold the most growth potential. As a result, poor performance or adverse economic events affecting one or more of these overweighted sectors could have a greater impact on the fund than it would on another mutual fund with a broader range of investments. In addition, the fund focuses on a small number of companies, making it highly vulnerable to isolated business setbacks.

Value Investing Risk (Touchstone Value Fund, Touchstone Mid Cap Value Opportunities Fund and Touchstone Small Cap Value Opportunities Fund):  A value oriented investment approach is subject to the risk that a security believed to be undervalued does not appreciate in value or experience a decline in value.  Value oriented funds may underperform when growth investing is in favor.

Where Can I Find Information About the Funds’ Portfolio Holdings Disclosure Policies?

A description of the Funds’ policies and procedures for disclosing portfolio securities to any person is available in the SAI and can also be found on the Funds’ website at www.TouchstoneInvestments.com.

THE FUNDS’ MANAGEMENT

Investment Advisor

Touchstone Advisors, Inc.

303 Broadway, Suite 1100, Cincinnati, OH 45202

Touchstone Advisors has been a registered investment advisor since 1994. As of September 30, 2013, Touchstone Advisors had approximately $18.9 billion in assets under management. As the Funds’ Advisor, Touchstone Advisors continuously reviews, supervises and administers the Funds’ investment programs and also ensures compliance with the Funds’ investment policies and guidelines.

Touchstone Advisors is responsible for selecting each Fund’s sub-advisor(s), subject to approval by the Board. Touchstone Advisors selects a sub-advisor that has shown good investment performance in its areas of expertise. Touchstone Advisors considers various factors in evaluating a sub-advisor, including:

•                  Level of knowledge and skill.

•                  Performance as compared to its peers or benchmark.

•                  Consistency of performance over 5 years or more.

•                  Level of compliance with investment rules and strategies.

•                  Employees’ facilities and financial strength.

•                  Quality of service.

Touchstone Advisors will also continually monitor each sub-advisor’s performance through various analyses and through in-person, telephone and written consultations with a sub-advisor. Touchstone Advisors discusses its expectations for performance with each sub-advisor and provides evaluations and recommendations to the Board, including whether or not a sub-advisor’s contract should be renewed, modified or terminated.

The SEC has granted an exemptive order that permits the Trust or Touchstone Advisors, under certain conditions, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. The Funds must still obtain shareholder approval of any sub-advisory agreement with a sub-advisor affiliated with the Trust or Touchstone Advisors other than by reason of serving as a sub-advisor to one or more Funds. Shareholders of a Fund will be notified of any changes in its sub-advisory arrangements.

36

Two or more sub-advisors may manage a Fund, with each managing a portion of the Fund’s assets. If a Fund has more than one sub-advisor, Touchstone Advisors allocates how much of a Fund’s assets are managed by each sub-advisor. Touchstone Advisors may change these allocations from time to time, often based upon the results of its evaluations of the sub-advisors.

Touchstone Advisors is also responsible for running all of the operations of the Funds, except those that are subcontracted to a sub-advisor, custodian, transfer agent, sub-administrative agent or other parties.  For its services, Touchstone Advisors is entitled to receive a base investment advisory fee from each Fund as listed below at an annualized rate, based on the average daily net assets of the Fund. The Annual Fee Rate below is the fee paid to Touchstone Advisors by each Fund for the fiscal year ended June 30, 2013 and is net of advisory fees waived by Touchstone Advisors, if any. Touchstone Advisors pays sub-advisory fees to each sub-advisor from its advisory fee.

Fund	Annual Fee Rate
Touchstone Capital Growth Fund

0.70% on first $300 million of assets; 0.685% on next $200 million of assets;

0.675% on next $500 million of assets;

0.625% on the next $500 million;

0.575% on the next $500 million and

0.525% on assets over $2 billion

Touchstone International Small Cap Fund

0.95% on first $300 million of assets;

0.90% on next $200 million of assets;

0.85% on next $250 million of assets;

0.80% on next $250 million of assets;

0.75% on the next $500 million;

0.70% on the next $500 million; and

0.65% on assets over $2 billion

Touchstone Mid Cap Value Opportunities Fund	0.85% on first $300 million of assets; 0.80% on next $200 million of assets; and 0.75% on assets over $500 million
Touchstone Small Cap Value Opportunities Fund	0.95% on first $300 million of assets; 0.90% on next $200 million of assets; and 0.85% on assets over $500 million
Touchstone Value Fund	0.65% on the Fund’s average daily net assets.

Advisory and Sub-Advisory Agreement Approval

A discussion of the basis for the Board’s approval of the Funds’ advisory and sub-advisory agreements can be found in the Trust’s annual reports dated June 30, 2013.

Touchstone Advisors has entered into a separate agreement with TS&W whereby Touchstone Advisors will not propose that the Trust’s Board terminate TS&W as sub-advisor to the Touchstone Mid Cap Value Opportunities Fund during the initial two-year term of TS&W’s sub-advisory agreement, except under certain limited circumstances. This agreement raises a potential conflict of interest for Touchstone Advisors as it might inhibit Touchstone Advisors from terminating TS&W in circumstances in which Touchstone Advisors would otherwise terminate TS&W absent the agreement. Touchstone Advisors will, however, terminate TS&W as sub-advisor under any and all circumstances where its fiduciary duty to shareholders necessitates such action.

Sub-Advisors and Portfolio Managers

Listed below are the sub-advisors and their respective portfolio managers that have responsibility for the day-to-day management of each Fund.  A brief biographical description of each portfolio manager is also provided.  The SAI

37

provides additional information about the portfolio managers’ investments in the Fund or Funds that they manage, a description of their compensation structure, and information regarding other accounts that they manage.

Ashfield Capital Partners, LLC (“Ashfield”),

750 Battery Street, Suite 600, San Francisco, California 94111

Ashfield, an SEC-registered advisor, serves as sub-advisor to the Touchstone Capital Growth Fund.  As sub-advisor, Ashfield makes investment decisions for the Fund and also ensures compliance with the Fund’s investment policies and guidelines.  Ashfield, founded in 1973, also provides investment management services to high net worth private investors and institutional accounts, including corporate retirement plans, public funds, multi-employer pension plans, endowments and foundations.  As of September 30, 2013, Ashfield managed approximately $2.8 billion in assets.

Touchstone Capital Growth Fund

A team of portfolio managers comprise Ashfield’s Large Cap Investment Committee, which takes a team approach to applying the firm’s large cap growth equity investment philosophy and process.  All portfolio decisions are made collectively by consensus of the Committee.

Peter A. Johnson serves as Portfolio Manager/Analyst for Ashfield, a position he has held since 1994.

Gregory M. Jones, CFA, serves as Director of Global Equities and Portfolio Manager/Analyst for Ashfield, positions he has held since January 2011.  Prior to joining Ashfield, Mr. Jones managed an Emerging Markets and Developed Asia portfolio for Omega Advisors from March 2010 to January 2011, and also served as Chief Executive Officer of Jadeite Capital from 2007 to January 2011.  Mr. Jones served as Managing Director and Senior Portfolio Manager for Clay Finlay Inc. from 1995 to 2007.

J. Stephen Lauck, CFA, serves as President, CEO and Portfolio Manager/Analyst for Ashfield, a position he has held since 1984.

Marc W. Lieberman, CFA, serves as Director of Research since October 2010 and Portfolio Manager/Analyst for Ashfield since 2002.

Copper Rock Capital Partners LLC (“Copper Rock”),

200 Clarendon Street, 51st Floor, Boston, Massachusetts 02116

Copper Rock, an SEC-registered advisor, serves as sub-advisor to the Touchstone International Small Cap Fund.  As sub-advisor, Copper Rock makes investment decisions for the Fund and also ensures compliance with the Fund’s investment policies and guidelines.  Copper Rock was established in 2005 and also manages discretionary equity portfolios for institutional accounts.  As of September 30, 2013, Copper Rock managed approximately $2.3 billion in assets.

Touchstone International Small Cap Fund

Stephen Dexter is the lead Portfolio Manager responsible for all final investment decisions. Denise Selden, CFA, and David Shea, CFA, are Portfolio Managers and assist Mr. Dexter on a daily basis.

Stephen Dexter serves as Partner and Chief Investment Officer / Lead Portfolio Manager for the Global Equities Team, positions he has held since joining Copper Rock in November 2008.  Prior to joining Copper Rock, Mr. Dexter served as Managing Director and as Chief Investment Officer for the Global and International Growth Equity Team at Putnam Investments from 1999 to October 2008.

Denise Selden, CFA, serves as Partner and Portfolio Manager on the Global Equities Team, positions she has held since joining Copper Rock in November 2008.  Prior to joining Copper Rock, Ms. Selden served as

38

Managing Director and as Portfolio Manager on the Global and International Growth Equity Team at Putnam Investments from 1998 to October 2008.

David Shea, CFA, serves as Partner and Portfolio Manager on the Global Equities Team, positions he has held since joining Copper Rock in November 2008.  Prior to joining Copper Rock, Mr. Shea served as Senior Vice President and as Portfolio Manager on the Global and International Growth Equity Team at Putnam Investments from 2006 to October 2008.

Thompson, Siegel & Walmsley LLC (“TS&W”),

6806 Paragon Place, Suite 300, Richmond, Virginia 23230

TS&W, an SEC-registered advisor, serves as sub-advisor to the Touchstone Mid Cap Value Opportunities Fund and the Touchstone Small Cap Value Opportunities Fund.  As sub-advisor, TS&W makes investment decisions for each Fund and also ensures compliance with each Fund’s investment policies and guidelines.  Founded in 1969, TS&W serves institutional investors, middle market investors, and individuals in managing equity, fixed income and international investments.  As of September 30, 2013, TS&W managed approximately $6.5 billion in assets.

Touchstone Mid Cap Value Opportunities Fund

Brett P. Hawkins, CFA, serves as Portfolio Manager.  Mr. Hawkins has served as a Portfolio Manager with TS&W since April 2001.

Touchstone Small Cap Value Opportunities Fund

Frank H. Reichel III, CFA, serves as Chief Investment Officer of TS&W, a position he has held since January 2007, and Portfolio Manager with TS&W, a position he has held since August 2000.

Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley),

2200 Ross Avenue, 31st Floor, Dallas, Texas 75201

Barrow Hanley, an SEC-registered advisor, serves as sub-advisor to the Touchstone Value Fund.  As sub-advisor, Barrow Hanley makes investment decisions for the Fund and also ensures compliance with the Fund’s investment policies and guidelines.  Barrow Hanley has provided value-oriented investment strategies to institutional investors and mutual funds since 1979.  As of September 30, 2013, Barrow Hanley managed approximately $83.1 billion in assets.

Touchstone Value Fund

James P. Barrow founded Barrow Hanley in August 1979.  Mr. Barrow serves as Executive Director and President, positions he has held since 2000, and Portfolio Manager, a position he has held since 1979.  He is currently a member of the large cap value equity team.

Robert J. Chambers, CFA, joined Barrow Hanley in August 1994.  Mr. Chambers is a Managing Director and Portfolio Manager and serves as a member of the large cap value equity team.

Timothy J. Culler, CFA, joined Barrow Hanley in May 1999.  Mr. Culler is a Managing Director and Portfolio Manager and serves as a member of the large cap value equity team.

J. Ray Nixon, Jr. joined Barrow Hanley in June 1994.  Mr. Nixon is an Executive Director and Portfolio Manager and serves as member of the large cap value equity team.

Mark Giambrone, CPA, joined Barrow Hanley in January 1999.  Mr. Giambrone is a Managing Director and Portfolio Manager and serves as a member of the large cap value equity team.

39

Additional Information

The SAI provides additional information about each portfolio manager’s compensation structure, other managed accounts and ownership of securities in their managed Funds.

CHOOSING A CLASS OF SHARES

Share Class Offerings.  Each class of shares has different sales charges and distribution fees.  The amount of sales charges and distribution fees you pay will depend on which class of shares you decide to purchase.

Class A Shares (All Funds)

The offering price of Class A shares of each Fund is equal to its net asset value (“NAV”) plus a front-end sales charge that you pay when you buy your shares.  The front-end sales charge is generally deducted from the amount of your investment.  Class A shares are subject to a Rule 12b-1 distribution fee of up to 0.25% of the Fund’s average daily net assets allocable to Class A shares.

Class A Sales Charge.  The following table shows the amount of front-end sales charge you will pay on purchases of Class A shares for the Funds. The amount of front-end sales charge is shown as a percentage of (1) offering price and (2) the net amount invested after the charge has been subtracted.  Note that the front-end sales charge gets lower as your investment amount gets larger.

Amount of Your Investment	Sales Charge as % of Offering Price	Sales Charge as % of Net Amount Invested	Dealer Reallowance as Percentage of Offering Price
Under $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.95%	3.04%	2.25%
$500,000 but less than $1 million	2.25%	2.30%	1.75%
$1 million or more	0.00%	0.00%	None

Waiver of Class A Sales Charge.  There is no front-end sales charge if you invest $1 million or more in Class A shares of a Fund.  If you redeem shares that were part of the $1 million breakpoint purchase within one year, you may pay a contingent deferred sales charge (“CDSC”) of up to 1% on the shares redeemed, if a commission was paid by Touchstone Securities to a participating unaffiliated broker dealer.  There is no front-end sales charge on exchanges between Funds with the same load schedule or from a higher load schedule to a lower load schedule.   In addition, there is no front-end sales charge on the following purchases:

•                  Purchases by registered representatives or other employees (and their immediate family members*) of broker-dealers, banks, or other financial institutions having selling agreements with Touchstone Securities.

•                  Purchases in accounts as to which a broker-dealer or other financial intermediary charges an asset management fee economically comparable to a sales charge, provided the broker-dealer or other financial intermediary has a selling agreement with Touchstone Securities.

•                  Purchases by a trust department of any financial institution serving in a fiduciary capacity as trustee to any trust over which it has discretionary trading authority.

•                  Purchases through a broker-dealer, investment advisor, or financial planner that has agreements with Touchstone Securities, or whose programs are available through financial intermediaries that have agreements with Touchstone Securities relating to mutual fund supermarket programs or fee-based wrap or asset allocation programs.

•                  Purchases by an employee benefit plan having more than 25 eligible employees or a minimum of $250,000 in plan assets. This waiver applies to any investing employee benefit plan meeting the minimum eligibility

40

requirements and whose transactions are executed through a financial intermediary that has entered into an agreement with Touchstone Securities to use the Touchstone Funds in connection with the plan’s accounts.  The term “employee benefit plan” applies to qualified pension, profit-sharing, or other employee benefit plans.

•                  Purchases by an employee benefit plan that is provided administrative services by a third party administrator that has entered into a special service arrangement with Touchstone Securities.

•                  Reinvestment of redemption proceeds from Class A shares of any Touchstone Fund if the reinvestment occurs within 90 days of redemption.

* Immediate family members are defined as the spouse, parents, siblings, domestic partner, natural or adopted children, mother-in-law, father-in-law, brother-in-law and sister-in-law of a registered representative or employee.  The term “employee” is deemed to include current and retired employees.

In addition, Class A shares may be purchased with no front-end sales charge through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisors.  In each case, the intermediary has entered into an agreement with Touchstone Securities to include the Touchstone Fund in their program without the imposition of a sales charge.  The intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services.  You should ask your financial institution if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals.  The intermediaries sponsoring or participating in these mutual fund programs also may offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program.  Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Sales charge waivers must be qualified in advance by Touchstone Securities by marking the appropriate section on the investment application and completing the “Special Account Options” form.  You can obtain the application and form by calling Touchstone at 1.800.543.0407 or by visiting the TouchstoneInvestments.com website.  Purchases at NAV may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Fund.  At the option of the Fund, the front-end sales charge may be included on future purchases.

Reduced Class A Sales Charge.  You may also purchase Class A shares of a Fund at the reduced sales charges shown in the table above through the Rights of Accumulation Program or by signing a Letter of Intent.  The following purchasers (“Qualified Purchasers”) may qualify for a reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

•                  an individual, an individual’s spouse, an individual’s children under the age of 21; or

•                  a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; or

•                  employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases are provided; or

•                  an organized group, provided that the purchases are made through a central administrator, a single dealer or other means which result in economy of sales effort or expense.

The following accounts (“Qualified Accounts”) held in Class A shares of any Touchstone Fund sold with a front-end sales charge may be grouped together to qualify for the reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

•                  Individual accounts

•                  Joint tenant with rights of survivorship accounts

•                  Uniform gift to minor accounts (“UGTMA”)

•                  Trust accounts

41

•                  Estate accounts

•                  Guardian/Conservator accounts

•                  IRA accounts, including Traditional, Roth, SEP and SIMPLE

•                  Coverdell Education Savings Accounts

Rights of Accumulation Program.  Under the Rights of Accumulation Program, you may qualify for a reduced sales charge by aggregating all of your investments held in a Qualified Account.  You or your dealer must notify Touchstone Securities at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program and must provide either a list of account numbers or copies of account statements verifying your qualification.  If your shares are held directly in a Touchstone Fund or through a dealer, you may combine the historical cost or current NAV (whichever is higher) of your existing Class A shares of any Touchstone Fund sold with a front-end sales charge with the amount of your current purchase in order to take advantage of the reduced sales charge.  Historical cost is the price you actually paid for the shares you own, plus your reinvested dividends and capital gains.  If you are using historical cost to qualify for a reduced sales charge, you should retain any records to substantiate your historical costs since the Fund, its transfer agent or your broker-dealer may not maintain this information.

If your shares are held through financial intermediaries or in a retirement account (such as a 401(k) or employee benefit plan), you may combine the current NAV of your existing Class A shares of any Touchstone Fund sold with a front-end sales charge with the amount of your current purchase in order to take advantage of the reduced sales charge.  You or your financial intermediary must notify Touchstone at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program and must provide copies of account statements dated within three months of your current purchase verifying your qualification.

Upon receipt of the above referenced supporting documentation, Touchstone Securities will calculate the combined value of all of the Qualified Purchaser’s Qualified Accounts to determine if the current purchase is eligible for a reduced sales charge.  Purchases made for nominee or street name accounts (securities held in the name of a dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with purchases for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Letter of Intent.  If you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gains distributions) during the next 13 months in Class A shares of any Touchstone Fund sold with a front-end sales charge, you may qualify for a reduced sales charge by completing the Letter of Intent section of your account application.  A Letter of Intent indicates your intent to purchase at least $50,000 in Class A shares of any Touchstone Fund sold with a front-end sales charge over the next 13 months in exchange for a reduced sales charge indicated on the above chart.  The minimum initial investment under a Letter of Intent is $10,000.  You are not obligated to purchase additional shares if you complete a Letter of Intent.  However, if you do not buy enough shares to qualify for the projected level of sales charge by the end of the 13-month period (or when you sell your shares, if earlier), your sales charge will be recalculated to reflect your actual purchase level.  During the term of the Letter of Intent, shares representing 5% of your intended purchase will be held in escrow.  If you do not purchase enough shares during the 13-month period to qualify for the projected reduced sales charge, the additional sales charge will be deducted from your escrow account.  If you have purchased Class A shares of any Touchstone Fund sold with a front-end sales charge within 90 days prior to signing a Letter of Intent, they may be included as part of your intended purchase, however, previous purchase transactions will not be recalculated with the proposed new breakpoint. You must provide either a list of account numbers or copies of account statements verifying your purchases within the past 90 days.

Other Information.  Information about sales charges and breakpoints is also available in a clear and prominent format on the TouchstoneInvestments.com website.  You can access this information by selecting “Sales Charges and Breakpoints” under the “Pricing and Performance” link.  For more information about qualifying for a reduced or waived sales charge, contact your financial advisor or contact Touchstone at 1.800.543.0407.

42

Class C Shares (All Funds)

Class C shares are sold at NAV, without an initial sales charge and are subject to a CDSC of 1.00% on redemptions of Class C shares made within one year of their purchase.  The CDSC will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the Class C shares being redeemed, or (2) the NAV of such Class C shares being redeemed.  A CDSC will not be imposed upon redemptions of Class C shares held for at least one year. Class C shares are subject to an annual 12b-1 fee of up to 1.00% of a Fund’s average daily net assets allocable to Class C shares.  The Distributor intends to pay a commission of 1.00% of the purchase amount to your broker at the time you purchase Class C shares.

Because in most cases it is more advantageous to purchase Class A shares for amounts of $1 million or more, a request to purchase Class C shares for $1 million or more will be considered as a purchase request for Class A shares or declined.

Class Y Shares (All Funds)

Class Y shares of the Funds are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Funds.  Class Y shares are not subject to a Rule 12b-1 fee or CDSC.  Class Y shares are offered through certain broker-dealers or financial institutions that have distribution agreements with Touchstone Securities.  These agreements are generally limited to discretionary managed, asset allocation, or wrap products offered by broker-dealers and financial institutions and may be subject to fees by the participating broker-dealer or financial institution.

Institutional Class Shares (All Funds)

Institutional Class shares are sold at NAV, without an initial sales charge and are not subject to a Rule 12b-1 fee or CDSC, but are subject to higher initial investment requirements than other classes of shares of a Fund.  Institutional Class shares are offered through certain broker-dealers or financial institutions that have distribution agreements with Touchstone Securities.

DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS

Rule 12b-1 Distribution Plans.  Each Fund offering Classes A and C shares has adopted a distribution plan under Rule 12b-1 of the 1940 Act.  The plans allow each Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders.  Under the Class A plan, the Funds pay an annual fee of up to 0.25% of average daily net assets that are attributable to Class A shares.  Under the Class C plan, the Funds pay an annual fee of up to 1.00% of average daily net assets that are attributable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder servicing fee).  Because these fees are paid out of a Fund’s assets on an ongoing basis, they will increase the cost of your investment and over time may cost you more than paying other types of sales charges. Class Y shares and Institutional Class shares are not subject to a fee pursuant to a Rule 12b-1 plan.

Additional Compensation to Financial Intermediaries.  Touchstone Securities, the Trust’s principal underwriter, at its expense (from a designated percentage of its income) currently provides additional compensation to certain dealers. Touchstone Securities pursues a focused distribution strategy with a limited number of dealers who have sold shares of a Fund or other Touchstone Funds. Touchstone Securities reviews and makes changes to the focused distribution strategy on a continual basis. These payments are generally based on a pro rata share of a dealer’s sales. Touchstone Securities may also provide compensation in connection with conferences, sales or training programs for employees, seminars for the public, advertising and other dealer-sponsored programs.

Touchstone Advisors, at its own expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for distribution, administrative, sub-accounting, sub-transfer agency or shareholder servicing activities. These additional cash payments are payments over and above sales commissions or reallowances, distribution fees or servicing fees (including networking, administration and sub-transfer agency fees)

43

payable to a financial intermediary. These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary bears certain costs in connection with providing shareholder services to Fund shareholders. Touchstone Advisors may also reimburse Touchstone Securities for making these payments.

Touchstone Advisors and its affiliates may also pay cash compensation in the form of finders’ fees or referral fees that vary depending on the dollar amount of shares sold.  The amount and value of additional cash payments vary for each financial intermediary. The additional cash payment arrangement between a particular financial intermediary and Touchstone Advisors or its affiliates may provide for increased rates of compensation as the dollar value of the Funds’ shares or particular class of shares sold or invested through such financial intermediary increases. The availability of these additional cash payments, the varying fee structure within a particular additional cash payment arrangement and the basis for and manner in which a financial intermediary compensates its sales representatives may create a financial incentive for a particular financial intermediary and its sales representatives to recommend a Fund’s shares over the shares of other mutual funds based, at least in part, on the level of compensation paid. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.  Although the Funds may use financial firms that sell the Funds’ shares to effect portfolio transactions for the Funds, the Funds and Touchstone Advisors will not consider the sale of a Fund’s shares as a factor when choosing financial firms to effect those transactions.  For more information on payment arrangements, please see the section entitled “The Distributor” in the SAI.

INVESTING WITH TOUCHSTONE

Choosing the Appropriate Investments to Match Your Goals.  Investing well requires a plan.  We recommend that you meet with your financial advisor to plan a strategy that will best meet your financial goals.

Purchasing Your Shares

Please read this prospectus carefully and then determine how much you want to invest.

For Classes A and C shares, you may purchase shares of the Funds directly from Touchstone Securities or through your financial advisor.

Class Y shares are available through certain financial institutions and financial intermediaries who have appropriate selling agreements in place with Touchstone Securities.

For Institutional Class shares, you may purchase shares of the Funds directly from Touchstone Securities or through your financial institution.

In order to open an account you must complete an investment application.  You can obtain an investment application from Touchstone Securities, your financial advisor, your financial institution, or by visiting our website at www.TouchstoneInvestments.com.  You may purchase shares in the Funds on a day when the New York Stock Exchange (“NYSE”) is open for trading (“Business Day”). For more information about how to purchase shares, call Touchstone at 1.800.543.0407.

Investor Alert:  Each Touchstone Fund reserves the right to restrict or reject any purchase request, including exchanges from other Touchstone Funds, which it regards as disruptive to efficient portfolio management.  For example, a purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.  (See “Market Timing Policy” in this prospectus.) Touchstone Securities may change applicable initial and additional investment minimums at any time.

44

Opening an Account

Important Information About Procedures for Opening an Account

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.  What this means for you: When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you.  We may also ask to see your driver’s license or other identifying documents.  If we do not receive these required pieces of information, there will be a delay in processing your investment request, which could subject your investment to market risk.  If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified.  However, if we are unable to completely verify your identity through our verification process, the Fund reserves the right to close your account without notice and return your investment to you at the price determined at the end of business (usually 4:00 p.m. eastern time (“ET”)), on the day that your account is closed.  If we close your account because we are unable to completely verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

Investing in the Funds

By mail or through your financial advisor

•                  Please make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds.  We do not accept third party checks for initial investments.

•                  Send your check with the completed investment application by regular mail to Touchstone Investments, P.O. Box 9878, Providence, RI 02940, or by overnight mail to Touchstone Investments, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581.

•                  Your application will be processed subject to your check clearing.  If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

•                  You may also open an account through your financial advisor.

By wire or Automated Clearing House (“ACH”)

•                  You may open an account by purchasing shares by wire or ACH transfer.  Call Touchstone Investments at 1.800.543.0407 for wire or ACH instructions.

•                  Touchstone will not process wire or ACH purchases until it receives a completed investment application.

•                  There is no charge imposed by the Funds to make a wire or ACH purchase.  Your bank, financial institution or processing organization may charge a fee to send a wire purchase to Touchstone Securities.

Through your financial institution

•                  You may invest in certain share classes by establishing an account through financial institutions that have appropriate selling agreements with Touchstone Securities.

•                  Your financial institution will act as the shareholder of record of your shares.

•                  Financial institutions may set different minimum initial and additional investment requirements, may impose other restrictions or may charge you fees for their services.

•                  Financial institutions may designate intermediaries to accept purchase and sales orders on the Funds’ behalf.

•                  Your financial institution may receive compensation from the Funds, Touchstone Securities, Touchstone Advisors or their affiliates.

•                  Before investing in the Funds through your financial institution, you should read any materials provided by your financial institution together with this prospectus.

45

By exchange

•                  Class A shares may be exchanged into Class A shares of any other Touchstone Fund at NAV and may be exchanged into any Touchstone money market fund, except the Touchstone Institutional Money Market Fund and the Touchstone Ohio Tax-Free Money Market Fund Institutional Class shares.

•                  Class C shares may be exchanged into Class C shares of any other Touchstone Fund and may be exchanged into any Touchstone money market fund, except the Touchstone Institutional Money Market Fund and the Touchstone Ohio Tax-Free Money Market Fund Institutional Class shares.

•                  Class Y shares and Institutional Class shares of the Fund are exchangeable for Class Y shares and Institutional Class shares any of other Touchstone Fund, respectively, as long as investment minimums and proper selling agreement requirements are met.  Class Y shares may be available through financial institutions that have appropriate selling agreements with Touchstone Securities, or through “processing organizations” (e.g., mutual fund supermarkets) that purchase shares for their customers.

•                  Classes A, C, and Y shareholders who are eligible to invest in Institutional Class shares are eligible to exchange their Class A shares, Class C shares, and Class Y shares for Institutional Class shares of the same Fund, if offered in their state; such an exchange can be accommodated by their financial institution or financial intermediary.  Please see the Statement of Additional Information for more information on “Choosing a Class of Shares”.

•                  You do not have to pay any exchange fee for your exchange, but if you exchange from a fund with a lower load schedule to a fund with a higher load schedule you may be charged the load differential.

•                  Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange.  However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending on when you originally purchased the exchanged shares.  For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

•                  If you exchange Class C shares for Class A shares of any Touchstone money market fund, the amount of time you hold shares of the money market fund will not be added to the holding period of your original shares for the purpose of calculating the CDSC, if you later redeem the exchanged shares.  However, if you exchange back into your original Class C shares, the prior holding period of your Class C shares will be added to your current holding period of Class C shares in calculating the CDSC.

•                  If you purchased Class A shares for $1 million or more at NAV and compensation was paid to a dealer and you exchange all or a portion of the shares into any Touchstone money market fund within 12 months of the original purchase, the amount of time you hold shares of the money market fund will not be added to the holding period of your original shares for the purpose of calculating the CDSC, if you later redeem the exchanged shares.  However if you exchange back into Class A shares, the prior holding period of your Class A shares will be added to your current holding period of Class A shares in calculating the CDSC.

•                  You should carefully review the disclosure provided in the prospectus relating to the exchanged-for shares before making an exchange of your Fund shares.

•                  You may realize taxable gain if you exchange shares of a Fund for shares of another Fund.  See “Tax Information” for more information and the tax consequences of such an exchange.

•                  Shares of the Touchstone Ultra Short Duration Fixed Income Fund, which are offered in a separate prospectus, are prohibited from exchanging into any other Touchstone Fund.

Through retirement plans

You may invest in certain Funds through various retirement plans. These include individual retirement plans and employer sponsored retirement plans.

Individual Retirement Plans

•                  Traditional Individual Retirement Accounts (“IRAs”)

•                  Savings Incentive Match Plan for Employees (“SIMPLE IRAs”)

•                  Spousal IRAs

46

•                  Roth Individual Retirement Accounts (“Roth IRAs”)

•                  Coverdell Education Savings Accounts (“Education IRAs”)

•                  Simplified Employee Pension Plans (“SEP IRAs”)

Employer Sponsored Retirement Plans

•                  Defined benefit plans

•                  Defined contribution plans (including 401(k) plans, profit sharing plans and money purchase plans)

•                  457 plans

To determine which type of retirement plan is appropriate for you, please contact your tax advisor.

For further information about any of the plans, agreements, applications and annual fees, contact Touchstone at 1.800.543.0407 or contact your financial advisor.

Through A Processing Organization

You may also purchase shares of the Funds through a “processing organization,” (e.g., a mutual fund supermarket) which is a broker-dealer, bank or other financial institution that purchases shares for its customers.  Some of the Touchstone Funds have authorized certain processing organizations (“Authorized Processing Organizations”) to receive purchase and sales orders on their behalf.  Before investing in the Funds through a processing organization, you should read any materials provided by the processing organization together with this prospectus.  You should also ask the processing organization if they are authorized by Touchstone Securities to receive purchase and sales orders on their behalf.  If the processing organization is not authorized, then your purchase order could be rejected which could subject your investment to market risk.  When shares are purchased with an Authorized Processing Organization, there may be various differences compared to investing directly with Touchstone.  The Authorized Processing Organization may:

•                  Charge a fee for its services

•                  Act as the shareholder of record of the shares

•                  Set different minimum initial and additional investment requirements

•                  Impose other charges and restrictions

•                  Designate intermediaries to accept purchase and sales orders on the Funds’ behalf

Touchstone Securities considers a purchase or sales order as received when an Authorized Processing Organization, or its authorized designee, receives the order in proper form.  These orders will be priced based on the Fund’s NAV or offering price (which is NAV plus any applicable sales charge), if applicable, next computed after such order is received in proper form by an Authorized Processing Organization, or its authorized designee.

Shares held through an Authorized Processing Organization may be transferred into your name following procedures established by your Authorized Processing Organization and Touchstone Securities.  Certain Authorized Processing Organizations may receive compensation from the Funds, Touchstone Securities, Touchstone Advisors or their affiliates.

It is the responsibility of an Authorized Processing Organization to transmit properly completed orders so that they will be received by Touchstone Securities in a timely manner.

Pricing of Purchases

We price direct purchases in the Funds based upon the next determined public offering price (NAV plus any applicable sales charge) after your order is received.  Direct purchase orders received by Touchstone Securities, an Authorized Processing Organization, financial advisor or financial institution, by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, are processed at that day’s public offering price.  Direct purchase orders received by Touchstone Securities, an Authorized Processing Organization, financial advisor or financial institution, after the close of

47

the regular session of trading on the NYSE, generally 4:00 p.m. ET, are processed at the public offering price next determined on the following business day.  It is the responsibility of the financial institution, financial advisor or Authorized Processing Organization to transmit orders that will be received by Touchstone Securities in proper form and in a timely manner.

Adding to Your Account

By check

•                  Complete the investment form provided with a recent account statement.

•                  Make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds.

•                  Write your account number on the check.

•                  Either: (1) Mail the check with the investment form to Touchstone Securities; or (2) Mail the check directly to your financial advisor or financial institution at the address printed on your account statement. Your financial advisor or financial institution is responsible for forwarding payment promptly to Touchstone Securities.

•                  If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

By wire or ACH

•                  Contact Touchstone Securities, your financial advisor or your financial institution for further instructions.

•                  Contact your bank and ask to wire or ACH funds to Touchstone Securities.  Specify your name and account number when remitting the funds.

•                  Your bank may charge a fee for handling wire transfers.  ACH transactions take 2-3 business days but can be transferred from most banks without a fee.

•                  If you hold your shares directly with Touchstone Securities and have ACH instructions on file for your non-retirement individual or joint account you may initiate a purchase transaction through the Touchstone Funds’ website at www.TouchstoneInvestments.com

•                  Purchases in the Funds will be processed at that day’s NAV (or public offering price, if applicable) if Touchstone Securities receives a properly executed wire or ACH in good order by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, on a day when the NYSE is open for regular trading.

By exchange

•                  You may add to your account by exchanging shares from another Touchstone Fund.

•                  For information about how to exchange shares among the Touchstone Funds, see “Investing in the Funds - By exchange” in this prospectus.

•                  Exchange transactions can also be initiated for non-retirement individual or joint accounts via the Touchstone Funds’ website at www.TouchstoneInvestments.com.

Purchases with Securities

Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to, shares of common stock, provided the acquisition of such securities is consistent with the applicable Fund’s investment goal and is otherwise acceptable to Touchstone Advisors.

48

Automatic Investment Options

The various ways that you can automatically invest in the Funds are outlined below.  Touchstone Securities does not charge any fees for these services.  For further details about these services, call Touchstone at 1.800.543.0407.  If you hold your shares through a financial institution or Authorized Processing Organization, please contact them for further details on automatic investment options.

Automatic Investment Plan. You can pre-authorize monthly investments in a Fund of $50 or more to be processed electronically from a checking or savings account. You will need to complete the appropriate section in the investment application or special account options to do this.  Amounts that are automatically invested in a Fund will not be available for redemption until three business days after the automatic reinvestment. For Institutional Class shares, this option is available only once the initial minimum investment amount of $500,000 has been met.

Reinvestment/Cross Reinvestment.  Dividends and capital gains can be automatically reinvested in the Fund that pays them or in another Touchstone Fund within the same class of shares without a fee or sales charge.  Dividends and capital gains will be reinvested in the Fund that pays them, unless you indicate otherwise on your investment application.  You may also choose to have your dividends or capital gains paid to you in cash.  Dividends are taxable whether you reinvest such dividends in additional shares of a Fund or choose to receive cash.  If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as “undeliverable” or (2) is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share net asset value determined as of the date of payment.  In addition, any undeliverable checks or checks that are not cashed for six months will be cancelled and then reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

Direct Deposit Purchase Plan. You may automatically invest Social Security checks, private payroll checks, pension pay outs or any other pre-authorized government or private recurring payments in our Funds.

Dollar Cost Averaging. Our dollar cost averaging program allows you to diversify your investments by investing the same amount on a regular basis.  You can set up periodic automatic exchanges of at least $50 from one Touchstone Fund to any other. The applicable sales charge, if any, will be assessed.

Selling Your Shares

You may sell some or all of your shares on any day that the Fund calculates its NAV.  If your request is received by Touchstone Securities, an Authorized Processing Organization, financial advisor or financial institution, in proper form by the close of regular trading on the NYSE (usually 4:00 p.m. ET), you will receive a price based on that day’s NAV for the shares you sell.  Otherwise, the price you receive will be based on the NAV that is next calculated.

Through Touchstone Securities - By telephone or internet

•                  You can sell or exchange your shares over the telephone, unless you have specifically declined this option.  If you do not wish to have this ability, you must mark the appropriate section of the investment application.

•                  You may also sell or exchange your shares online via the Touchstone Funds’ website.  You may only sell shares over the telephone or via the internet if the amount is less than or equal to $100,000.

•                  To sell your Fund shares by telephone, call Touchstone Securities at 1.800.543.0407.

•                  Shares held in IRA accounts and qualified retirement plans cannot be sold by telephone or via the internet.

•                  If we receive your sale request by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, on a day when the NYSE is open for regular trading, the sale of your shares will be processed at the next determined NAV on that Business Day.  Otherwise it will occur on the next Business Day.

•                  The proceeds of sales of shares in the Touchstone Money Market Fund, which are offered in a separate prospectus, may be wired to you on the same day of your telephone request, if your request is properly made by 12:30 p.m. ET.  The proceeds of sales of shares in the Touchstone Institutional Money Market Fund may

49

be wired to you on the same day of your telephone request, if your request is properly made by 3:30 p.m. ET. A wire redemption fee of up to $15 may apply.

•                  Interruptions in telephone service or internet could prevent you from selling your shares when you want to.  When you have difficulty making telephone or internet sales, you should mail to Touchstone Securities (or send by overnight delivery), a written request for the sale of your shares.

•                  In order to protect your investment assets, Touchstone Securities will only follow instructions received by telephone that it reasonably believes to be genuine.  However, there is no guarantee that the instructions relied upon will always be genuine and Touchstone Securities will not be liable, in those cases.  Touchstone Securities has certain procedures to confirm that telephone instructions are genuine.  If it does not follow such procedures in a particular case, it may be liable for any losses due to unauthorized or fraudulent instructions.  Some of these procedures may include:

•                  Requiring personal identification.

•                  Making checks payable only to the owner(s) of the account shown on Touchstone Securities’ records.

•                  Mailing checks only to the account address shown on Touchstone Securities’ records.

•                  Directing wires only to the bank account shown on Touchstone Securities’ records.

•                  Providing written confirmation for transactions requested by telephone.

•                  Digitally recording instructions received by telephone.

Through Touchstone Securities - By mail

•                  Write to Touchstone Securities.

•                  Indicate the number of shares or dollar amount to be sold.

•                  Include your name and account number.

•                  Sign your request exactly as your name appears on your investment application.

•                  You may be required to have your signature guaranteed (See “Signature Guarantees” in this prospectus for more information).

Through Touchstone Securities - By wire

•                  Complete the appropriate information on the investment application.

•                  If your proceeds are $1,000 or more, you may request that Touchstone Securities wire them to your bank account.

•                  You may be charged a fee of up to $15 by the Fund or Fund’s Authorized Processing Organization for wiring redemption proceeds. You may also be charged a fee by your bank.

•                  Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States.

•                  Your redemption proceeds may be deposited directly into your bank account through an ACH transaction.  There is no fee imposed by the Funds for ACH transactions, however you may be charged a fee by your bank to receive an ACH transaction. Contact Touchstone Securities for more information.

•                  If you hold your shares directly with Touchstone Securities and have ACH or wire instructions on file for your non-retirement account you may transact through the Touchstone Funds’ website at www.TouchstoneInvestments.com

Through Touchstone Securities - Through a systematic withdrawal plan

•                  You may elect to receive, or send to a third party, withdrawals of $50 or more if your account value is at least $5,000.

•                  Withdrawals can be made monthly, quarterly, semiannually or annually.

•                  There is no fee for this service.

•                  There is no minimum account balance required for retirement plans.

50

Through your financial advisor, financial institution, or Authorized Processing Organization

•                  You may also sell shares by contacting your financial advisor, financial institution or Authorized Processing Organization, which may charge you a fee for this service. Shares held in street name must be sold through your financial advisor, financial institution or, if applicable, the Authorized Processing Organization.

•                  Your financial advisor, financial institution or Authorized Processing Organization is responsible for making sure that sale requests are transmitted to Touchstone Securities in proper form and in a timely manner.

•                  Your financial institution may charge you a fee for selling your shares.

•                  Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States.

Investor Alert: Unless otherwise specified, proceeds will be sent to the record owner at the address shown on Touchstone Securities’ records.

Contingent Deferred Sales Charge (“CDSC”)

If you purchase $1 million or more in Class A shares at NAV and a commission was paid by Touchstone Securities to a participating dealer, a CDSC of up to 1.00% may be charged on redemptions made within 1 year of your purchase. If you redeem Class B shares within 6 years of your purchase, a CDSC of up to 5% will be charged. If you redeem Class C shares within 1 year of your purchase, a CDSC of 1.00% will be charged.

The CDSC will not apply to redemptions of shares you received through reinvested dividends or capital gains distributions and may be waived under certain circumstances described below.  The CDSC will be assessed on the lesser of your shares’ NAV at the time of redemption or the time of purchase.  The CDSC is paid to Touchstone Securities to reimburse expenses incurred in providing distribution-related services to the Funds.

All sales charges imposed on redemptions are paid to Touchstone Securities.  In determining whether the CDSC is payable, it is assumed that shares not subject to the CDSC are the first redeemed followed by other shares held for the longest period of time.  The CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

No CDSC is applied if:

•                                          The redemption is due to the death or post-purchase disability of a shareholder.  Touchstone Securities may require documentation prior to waiver of the charge, including death certificates, physicians’ certificates, etc.

•                                          The redemption is from a systematic withdrawal plan and represents no more than 10% of your annual account value.

•                                          The redemption is a benefit payment made from a qualified retirement plan, unless the redemption is due to termination of the plan or transfer of the plan to another financial institution.  The CDSC will be waived for benefit payments made by Touchstone Securities directly to plan participants.  Benefit payments will include, but are not limited to, payments resulting from death, disability, retirement, separation from service, required minimum distributions (as described under Section 401(a)(9) of the IRC), in-service distributions, hardships, loans and qualified domestic relations orders.  The CDSC waiver will not apply in the event of termination of the plan or transfer of the plan to another financial institution.

•                                          The redemption is for a mandatory withdrawal from a traditional IRA account after age 70 1/2.

When we determine whether a CDSC is payable on a redemption, we assume that:

•                                          The redemption is made first from amounts not subject to a CDSC; then

•                                          From the earliest purchase payment(s) that remain invested in the Fund.

51

The above mentioned CDSC waivers do not apply to redemptions made within one year for purchases of $1 million or more in Class A shares of the Touchstone Funds where a commission was paid by Touchstone Securities to a participating unaffiliated broker dealer.

The SAI contains further details about the CDSC and the conditions for waiving the CDSC.

Signature Guarantees

Some circumstances require that your request to sell shares be made in writing accompanied by an original Medallion Signature Guarantee.  A Medallion Signature Guarantee helps protect you against fraud.  You can obtain one from most banks or securities dealers, but not from a notary public.  Each Fund reserves the right to require a signature guarantee for any request related to your account including, but not limited to:

•                  Proceeds to be paid when information on your account has been changed within the last 30 days (including a change in your name or your address, or the name or address of a payee).

•                  Proceeds are being sent to an address other than the address of record.

•                  Proceeds or shares are being sent/transferred from unlike registrations such as a joint account to an individual’s account.

•                  Sending proceeds via wire or ACH when bank instructions have been added or changed within 30 days of your redemption request.

•                  Proceeds or shares are being sent/transferred between accounts with different account registrations.

Market Timing Policy

Market timing or excessive trading in accounts that you own or control may disrupt portfolio investment strategies, may increase brokerage and administrative costs, and may negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs.  The Funds will take reasonable steps to discourage excessive short-term trading and will not knowingly accommodate frequent purchases and redemptions of Fund shares by shareholders.  The Board of Trustees has adopted the following policies and procedures with respect to market timing of the Funds by shareholders.  The Funds will monitor selected trades on a daily basis in an effort to deter excessive short-term trading.  If a Fund has reason to believe that a shareholder has engaged in excessive short-term trading, the Fund may ask the shareholder to stop such activities or restrict or refuse to process purchases or exchanges in the shareholder’s accounts.  While a Fund cannot assure the prevention of all excessive trading and market timing, by making these judgments the Fund believes it is acting in a manner that is in the best interests of its shareholders.  However, because the Funds cannot prevent all market timing, shareholders may be subject to the risks described above.

Generally, a shareholder may be considered a market timer if he or she has (i) requested an exchange or redemption out of any of the Touchstone Funds within 2 weeks of an earlier purchase or exchange request out of any Touchstone Fund, or (ii) made more than 2 “round-trip” exchanges within a rolling 90-day period.  A “round-trip” exchange occurs when a shareholder exchanges from one Touchstone Fund to another Touchstone Fund and back to the original Touchstone Fund.  If a shareholder exceeds these limits, the Funds may restrict or suspend that shareholder’s exchange privileges and subsequent exchange requests during the suspension will not be processed.  The Funds may also restrict or refuse to process purchases by the shareholder.  These exchange limits and excessive trading policies generally do not apply to purchases and redemptions of money market funds (except in situations where excessive trading may have a detrimental or disruptive effect on share prices or portfolio management of these funds), systematic purchases and redemptions.

Financial intermediaries (such as investment advisors and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed.  If a Fund identifies excessive trading in such an account, the Fund may instruct the intermediary to restrict the investor responsible for the excessive trading from further trading in the Fund. In accordance with Rule 22c-2 under the 1940 Act, the Funds have entered into information sharing agreements with certain financial intermediaries.  Under these agreements, a financial intermediary is obligated to:  (1) enforce during

52

the term of the agreement, the Funds’ market-timing policy; (2) furnish the Funds, upon their request, with information regarding customer trading activities in shares of the Funds; and (3) enforce the Funds’ market-timing policy with respect to customers identified by the Funds as having engaged in market timing.  When information regarding transactions in the Funds’ shares is requested by a Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Funds apply these policies and procedures uniformly to all shareholders believed to be engaged in market timing or excessive trading.  The Funds have no arrangements to permit any investor to trade frequently in shares of the Funds, nor will they enter into any such arrangements in the future.

Householding Policy (Only applicable for shares held through Touchstone Securities directly)

Each Fund you invest in will send one copy of its prospectuses and shareholder reports to households containing multiple shareholders with the same last name.  This process, known as “householding”, reduces costs and provides a convenience to shareholders.  If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, call Touchstone at 1.800.543.0407 and we will begin separate mailings to you within 30 days of your request.  If you or others in your household invest in the Funds through a broker or other financial institution, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.

Receiving Sale Proceeds

Touchstone Securities will forward the proceeds of your sale to you (or to your financial advisor, Authorized Processing Organization or financial institution) within 7 days (normally within 3 business days) after receipt of a proper request.

Proceeds Sent to Financial Advisors, Authorized Processing Organizations or Financial Institutions.  Proceeds that are sent to your financial advisor, Authorized Processing Organization or financial institution will not usually be reinvested for you unless you provide specific instructions to do so.  Therefore, the financial advisor, Authorized Processing Organization or financial institution may benefit from the use of your money.

Fund Shares Purchased by Check (Only applicable for shares held through Touchstone Securities directly). We may delay the processing and payment of redemption proceeds for shares you recently purchased by check until your check clears, which may take up to 15 days. If you believe you may need your money sooner, you should purchase shares by bank wire.

Reinstatement Privilege (Classes A and C shares Only). You may, within 90 days of redemption, reinvest all or part of your sale proceeds by sending a written request and a check to Touchstone Securities.  If the redemption proceeds were from the sale of your Class A shares, and the sales load incurred on the initial purchase is equal to or exceeds the sales load of your reinvestment, you can reinvest into Class A shares of any Touchstone Fund at NAV. If the redemption proceeds were from the sale of Class A shares and the sales load that you incurred on the initial purchase is less than the sales charge for the Fund in which you are reinvesting, you will incur a sales charge representing the difference.  Reinvestment will be at the NAV next calculated after Touchstone Securities receives your request.  If the proceeds were from the sale of your Class C shares, you can reinvest those proceeds into Class C shares of any Touchstone Fund.  If you paid a CDSC on the reinstated amount, that CDSC will be reimbursed to you upon reinvestment.

Low Account Balances (Only applicable for shares held through Touchstone Securities directly).  If your balance falls below the minimum amount required for your account, based on actual amounts you have invested (as opposed to a reduction from market changes), your account may be subject to an annual account maintenance fee or Touchstone Securities may sell your shares and send the proceeds to you.  This involuntary sale does not apply to retirement accounts

53

or custodian accounts under the Uniform Gifts/Transfers to Minors Act (“UGTMA”). Touchstone Securities will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.

Delay of Payment.  It is possible that the payment of your sale proceeds could be postponed or your right to sell your shares could be suspended during certain circumstances.  These circumstances can occur:

•                  When the NYSE is closed on days other than customary weekends and holidays.

•                  When trading on the NYSE is restricted; or

•                  During any other time when the SEC, by order, permits.

Redemption in Kind.  Under unusual circumstances, when the Board of Trustees deems it appropriate, a Fund may make payment for shares redeemed in portfolio securities of the Fund taken at current value. Shareholders may incur transaction and brokerage costs when they sell these portfolio securities, including federal income tax. Until such time as the shareholder sells the securities they receive in kind, the securities are subject to market risk.

Pricing of Fund Shares

Each Fund’s share price (also called “NAV”) and offering price (NAV plus a sales charge, if applicable) is determined as of the close of trading (normally 4:00 p.m. ET) every day the NYSE is open.  Each Fund calculates its NAV per share, generally using market prices, by dividing the total value of its net assets by the number of shares outstanding.  Shares are purchased or sold at the next offering price determined after your purchase or sale order is received in proper form by Touchstone Securities, an Authorized Processing Organization or financial institution.

The Funds’ equity investments are valued based on market value or, if no market value is available, based on fair value as determined by the Board of Trustees (or under their direction).  The Funds may use pricing services to determine market value for investments.  Some specific pricing strategies follow:

•                  All short-term dollar-denominated investments that mature in 60 days or less are valued on the basis of amortized cost which the Board of Trustees has determined as fair value.

•                  Securities mainly traded on a U.S. exchange are valued at the last sale price on that exchange or, if no sales occurred during the day, at the current quoted bid price.

Any foreign securities held by a Fund will be priced as follows:

•                  All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values.

•                  Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange.  However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value. This may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the NAV.

•                  Because portfolio securities that are primarily listed on a non-U.S. exchange may trade on weekends or other days when a Fund does not price its shares, a Fund’s NAV may change on days when shareholders will not be able to buy or sell shares.

Securities held by a Fund that do not have readily available market quotations, or securities for which the available market quotation is not reliable, are priced at their fair value using procedures approved by the Board of Trustees.  Any debt securities held by a Fund for which market quotations are not readily available are generally priced at their most recent

54

bid prices as obtained from one or more of the major market makers for such securities.  The Funds may use fair value pricing under the following circumstances, among others:

•                  If the value of a security has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets on which the security is traded.

•                  If a security, such as a small cap or micro cap security, is so thinly traded that reliable market quotations are unavailable due to infrequent trading.

•                  If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund’s NAV calculation.

The use of fair value pricing has the effect of valuing a security based upon the price a Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price.  The Fund’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.  With respect to any portion of a Fund’s assets that is invested in other mutual funds, that portion of the Fund’s NAV is calculated based on the NAV of that mutual fund.  The prospectus for the other mutual fund explains the circumstances and effects of fair value pricing for that fund.

DISTRIBUTION AND TAXES

Each Fund intends to distribute to its shareholders substantially all of its net investment income and capital gains.  All Funds, except the Touchstone Value Fund, distribute their income, if any, annually to shareholders.  The Touchstone Value Fund distributes its income, if any, semi-annually to shareholders.  Each Fund makes distributions of capital gains, if any, at least annually. If you own shares on a Fund’s distribution record date, you will be entitled to receive the distribution.

You will receive income dividends and distributions of capital gains in the form of additional Fund shares unless you elect to receive payment in cash.  To elect cash payments, you must notify the Funds in writing or by phone prior to the date of distribution.  Your election will be effective for dividends and distributions paid after we receive your notice.  To cancel your election, simply send written notice to Touchstone Investments, P.O. Box 9878, Providence, RI 02940, or by overnight mail to Touchstone Investments, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581, or call Touchstone Securities at 1.800.543.0407.  If you hold your shares through a financial institution, you must contact that institution to elect cash payment. If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as “undeliverable” or (2) is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share net asset value determined as of the date of payment.

Tax Information

The tax information in this prospectus is provided only for general information purposes for U.S. taxpayers and should not be considered as tax advice or relied on by a shareholder or prospective investor.

General. The Funds intend to qualify annually to be treated as regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Funds will not be subject to federal income taxes on the earnings they distribute to shareholders provided they satisfy certain requirements and restrictions of the Code, one of which is to distribute to a Fund’s shareholders substantially all of a Fund’s income gains each year. If for any taxable year a Fund fails to qualify as a RIC: (1) it will be subject to tax in the same manner as an ordinary corporation and thus will be subject to taxation on a graduated basis at the corporate tax rate; and (2) distributions from its earnings and profits (as determined under federal income tax principles) will be taxable as ordinary dividend income eligible for the dividends-received deduction for corporate shareholders and the non-corporate shareholder long-term capital gains tax rate for “qualified dividend income” and ordinary rates for all other distributions that are not a return of capital.

55

Distributions. The Funds will make distributions to you that may be taxed as ordinary income or capital gains (which may be taxed at different rates depending on the length of time the Fund holds its assets).  The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation.  Distributions are taxable whether you reinvest such distributions in additional shares of the Fund or choose to receive cash.  Taxable Fund distributions are taxable to a shareholder even if the distributions are paid from income or gains earned by a Fund prior to the shareholder’s investment and, thus, were included in the price the shareholder paid for the shares. For example, a shareholder who purchases shares on or just before the record date of a Fund distribution will pay full price for the shares and may receive a portion of the investment as a taxable distribution.

Ordinary Income.  Net investment income, except for qualified dividend income and income designated as tax-exempt, and short-term capital gains (based on a Fund’s holding period) that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.  Certain dividends distributed to non-corporate shareholders in taxable years beginning before January 1, 2013 and designated by a Fund as “qualified dividend income” are eligible for the long-term capital gains rate.  Short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.

Net Capital Gains.  Net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to you, if any, are taxable as long-term capital gains (based on a Fund’s holding period) for federal income tax purposes regardless of how long you have held your Fund shares.

Sale or Exchange of Shares. It is a taxable event for you if you sell shares of a Fund or exchange shares of a Fund for shares of another Touchstone Fund.  Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction.

Returns of Capital. If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be re-characterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Backup Withholding. A Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding.

Non-U.S. Shareholders.   Non-U.S. shareholders may be subject to U.S. tax as a result of an investment in a Fund.  This prospectus does not discuss the U.S. or foreign country tax consequences of an investment by a non-U.S. shareholder in a Fund.  Accordingly, non-U.S. shareholders are urged and advised to consult their own tax advisors as to the U.S. and foreign country tax consequences of an investment in a Fund.

Statements and Notices. You will receive an annual statement outlining the tax status of your distributions.  You may also receive written notices of certain foreign taxes and distributions paid by a Fund during the prior taxable year.

Important Tax Reporting Considerations. For shares of a Fund redeemed after January 1, 2012, your financial intermediary or such Fund (if a shareholder holds the shares in a Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the Internal Revenue Service (IRS). This information will also be reported to a shareholder on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of such Fund’s shares purchased after January 1, 2012 unless the shareholder instructs a Fund in writing that the shareholder wants to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If the shareholder designates SLID as the shareholder’s tax cost basis method, the shareholder will also need to designate a secondary cost basis

56

method (Secondary Method). If a Secondary Method is not provided, a Fund will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals made after January 1, 2012.

A shareholder’s financial intermediary or such Fund (if a shareholder holds the shares in the Fund direct account) is also required to report gains and losses to the IRS in connection with redemptions of shares by S corporations purchased after January 1, 2012. If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its Account Application or by written instruction, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding these considerations is included in the Funds’ SAI. You are urged and advised to consult your own tax advisor regarding the effects of an investment in a Fund on your tax situation.

57

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past 5 years or, if shorter, the period of a Fund’s operations.  Certain information reflects financial results for a single Fund share.  Effective April 16, 2012, the fiscal year end of the Funds was changed from March 31 to June 30. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.  The information for the year ended June 30, 2013 has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the Funds’ annual report. The information for periods prior to the year ended June 30, 2013 was audited by another independent registered public accounting firm.  You can obtain the annual report at no charge by calling 1.800.543.0407 or by downloading a copy from the Touchstone Investments website at: www.TouchstoneInvestments.com/home/formslit.  The annual report has been incorporated by reference into the SAI.

Touchstone Capital Growth Fund — Class A

Selected Data for a Share Outstanding Throughout Each Period

	Year ended June 30, 2013	For Three Months Ended June 30, 2012		Year ended March 31, 2012		Year ended March 31, 2011		Year ended March 31, 2010		Year ended March 31, 2009
Net Asset Value Beginning of Period	$18.96	$20.49		$18.95		$15.98		$11.01		$18.69
Income (Loss) from investment operations:
Net investment income (loss)(A)	(0.03)	—	(B)	(0.03)		(0.01)		—		(0.01)
Net realized and unrealized gains (losses) on investments	2.93	(1.53)		1.57		2.98		4.98		(7.67)
Total from investment operations	2.90	(1.53)		1.54		2.97		$4.98		(7.68)
Distributions from:
Net Investment Income		—		—		—		(0.01)		—
Net Asset Value End of Period	$21.86	$18.96		$20.49		$18.95		$15.98		$11.01
Total Return(C)	15.30%	(7.47	)%(D)	8.13%		18.59%		45.22%		(41.09)%
Ratios and supplemental data:
Net Assets End of Period (000’s)	$1,104	$559		$705		$1,111		$1,066		$1,700
Ratio to average net assets:
Net Expenses	1.25%	1.23	%(E)	1.14	%(F)	1.23	%(F)	1.36	%(F)	1.50	%(F)
Gross Expenses	3.43%	7.09	%(E)	2.93%		2.70%		0.36%		2.44%
Net Investment Income (Loss)	(0.15)%	0.01	%(E)	(0.15)%		(0.07)%		0.01%		(0.06)%
Portfolio Turnover Rate	38%	6	%(D)	27%		33%		99%		161%

(A)The net investment income per share is based on average shares outstanding for the period or year.

(B)Less than $0.005 per share.

(C)Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower

(D)Not annualized

(E)Annualized.

(F)Legal, printing or compliance audit expenses relating to civil litigation and certain regulatory actions in connection with market timing allegations were incurred, and the Former Advisor paid these expenses on behalf of the Funds. Had the Former Advisor not paid these expenses, the expenses for the Funds would have been higher than what is reflected in the financial highlights for the years ended March 31, 2012, 2011, 2010 and 2009.

58

Touchstone Capital Growth Fund — Class C

Selected Data for a Share Outstanding Throughout Each Period

Year ended June 30, 2013	Period Ended June 30, 2012(G)
Net Asset Value Beginning of Period	$18.93	$20.06
Income (Loss) from investment operations:
Net investment (loss)(A)	(0.19)	(0.03)
Net realized and unrealized gains (losses) on investments	2.92	(1.09)
Total from investment operations	2.73	(1.12)
Distributions from:
Net Investment Income	—	(B)	(0.01)
Net Asset Value End of Period	$21.66	$18.93
Total Return(C)	14.42%	(5.59	)%(D)
Ratios and supplemental data:
Net Assets End of Period (000’s)	$47	$2
Ratio to average net assets:
Net Expenses	2.00%	2.00	%(E)
Gross Expenses	23.11%	962.52	%(E)
Net Investment Loss	(0.90)%	(0.76	)%(E)
Portfolio turnover rate	38%	6	%(D)

(A)The net investment income per share is based on average shares outstanding for the period or year.

(B)Less than $0.005 per share.

(C)Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower

(D)Not annualized

(E)Annualized.

(F)Legal, printing or compliance audit expenses relating to civil litigation and certain regulatory actions in connection with market timing allegations were incurred, and the Former Advisor paid these expenses on behalf of the Funds. Had the Former Advisor not paid these expenses, the expenses for the Funds would have been higher than what is reflected in the financial highlights for the years ended March 31, 2012, 2011, 2010 and 2009.

(G)The Fund began issuing Class C shares on April 16, 2012.

Touchstone Capital Growth Fund — Class Y

Selected Data for a Share Outstanding Throughout Each Period

	Year ended June 30, 2013	For Three Months Ended June 30, 2012		Year ended March 31, 2012		Year ended March 31, 2011		Year ended March 31, 2010		Year ended March 31, 2009
Net Asset Value Beginning of Period	$19.29	$20.83		$19.24		$16.21		$11.18		$18.91
Income (Loss) from investment operations:
Net investment income (A)	0.02	0.01		0.02		0.03		0.04		0.02
Net realized and unrealized gains (losses) on investments	2.98	(1.55)		1.59		3.04		5.05		(7.75)
Total from investment operations	3.00	(1.54)		1.61		3.07		5.09		(7.73)
Distributions from:
Net investment income	(0.03)	—	(B)	(0.02)		(0.04)		(0.05)		—
Return of capital	—	—		—		—		(0.01)		—
Total Distributions	(0.03)	—		(0.02)		(0.04)		(0.06)		—
Net Asset Value End of Period	$22.26	$19.29		$20.83		$19.24		$16.21		$11.18
Total Return	15.61%	(7.42	)%(C)	8.39%		18.93%		45.52%		(40.88)%
Ratios and supplemental data:
Net Assets End of Period (000’s)	$171,277	$164,589		$182,828		$188,671		$178,941		$136,809
Ratio to average net assets:
Net Expenses	1.00%	0.98	%(D)	0.89%		0.98%		1.08%		1.25%
Gross Expenses	1.14%	1.27	%(D)	1.30	%(E)	1.32	%(E)	1.44	%(E)	1.61	%(E)
Net Investment Income (Loss)	0.10%	0.26	%(D)	0.13%		0.18%		0.27%		0.14%
Portfolio Turnover Rate	38%	6	%(C)	27%		33%		99%		161%

(A)The net investment income per share is based on average shares outstanding for the period or year.

(B)Less than $0.005 per share.

(C)Not annualized

(D)Annualized.

(E)Legal, printing or compliance audit expenses relating to civil litigation and certain regulatory actions in connection with market timing allegations were incurred, and the Former Advisor paid these expenses on behalf of the Funds. Had the Former Advisor not paid these expenses, the expenses for the Funds would have been higher than what is reflected in the financial highlights for the years ended March 31, 2012, 2011, 2010 and 2009.

59

Touchstone Capital Growth Fund — Institutional

Selected Data for a Share Outstanding Throughout Each Period

	Year ended June 30, 2013	For Three Months Ended June 30, 2012		Year ended March 31, 2012		Year ended March 31, 2011		Year ended March 31, 2010		Year ended March 31, 2009
Net Asset Value Beginning of Period	$19.38	$20.95		$19.35		$16.31		$11.25		$18.96
Income (Loss) from investment operations:
Net investment income (A)	0.04	0.02		0.04		0.05		0.06		0.19
Net realized and unrealized gains (losses) on investments	3.00	(1.58)		1.60		3.04		5.07		(7.90)
Total from investment operations	3.04	(1.56)		1.64		3.09		5.13		(7.71)
Distributions from:
Net investment income	(0.02)	(0.01)		(0.04)		(0.05)		(0.05)		—
Return of capital	—	—		—		—		(0.02)		—
Total Distributions	(0.02)	(0.01)		(0.04)		(0.05)		(0.07		—
Net Asset Value End of Period	$22.40	$19.38		$20.95		$19.35		$16.31		$11.25
Total Return	15.71%	(7.44	)%(C)	8.51%		18.99%		45.69%		(40.66)%
Ratios and supplemental data:
Net Assets End of Period (000’s)	$58	$152		$14,636		$19,423		$26,977		$1,610
Ratio to average net assets:
Net Expenses	0.90%	0.88	%(D)	0.79%		0.88%		0.90%		0.95%
Gross Expenses	24.29%	1.83	%(D)	0.90	%(E)	0.85	%(E)	0.79	%(E)	8.98	%(E)
Net Investment Income (Loss)	0.20%	0.36	%(D)	0.20%		0.28%		0.41%		1.74%
Portfolio Turnover Rate	38%	6	%(C)	27%		33%		99%		161%

(A)The net investment income per share is based on average shares outstanding for the period or year.

(B)Less than $0.005 per share.

(C)Not annualized

(D)Annualized.

(E)Legal, printing or compliance audit expenses relating to civil litigation and certain regulatory actions in connection with market timing allegations were incurred, and the Former Advisor paid these expenses on behalf of the Funds. Had the Former Advisor not paid these expenses, the expenses for the Funds would have been higher than what is reflected in the financial highlights for the years ended March 31, 2012, 2011, 2010 and 2009.

60

Touchstone International Small Cap Fund — Class A

Selected Data for a Share Outstanding Throughout Each Period

	Year ended June 30, 2013	For Three Months Ended June 30, 2012		Year ended March 31, 2012		Year ended March 31, 2011		Year ended March 31, 2010		Year ended March 31, 2009
Net Asset Value Beginning of Period	$10.21	$11.12		$11.88		$9.25		$6.25		$9.61
Income (Loss) from investment operations:
Net investment income (loss)	0.11	0.09	(A)	0.03	(A)	(0.10	) (A)	(0.08	) (A)	(0.03	) (A)
Net realized and unrealized gains (losses) on investments	2.43	(0.90)		(0.84)		2.73		3.09	(B)	(3.33	)(B)
Total from investment operations	2.54	(0.81)		(0.81)		2.63		3.01		(3.36)
Distributions from:
Net investment income	(0.17)	(0.10)		(0.15)		—		(0.01)		—
Total Distributions	—	(0.10)		(0.15)		—		(0.01)		—
Capital contribution	—	—		0.20	(C)	—		—		—
Net Asset Value End of Period	$12.58	$10.21		$11.12		$11.88		$9.25		$6.25
Total Return(D)	24.99%	(7.28	)%(E)	(4.96	)%(C)	28.43%		48.12	%(B)	(34.96	)%(B)
Ratios and supplemental data:
Net Assets End of Period (000’s)	$489	$199		$143		$207		$918		$720
Ratio to average net assets:
Net Expenses	1.55%	1.55	%(F)	1.55%		1.55%		1.55%		1.36%
Gross Expenses	7.77%	19.37	%(F)	10.50	%(G)	3.23	%(G)	0.44	%(G)	4.20	%(G)
Net Investment Income (Loss)	1.41%	3.36	%(F)	0.26%		(1.02)%		(0.97)%		(0.32)%
Portfolio Turnover Rate	79%	21	%(E)	207%		152%		172%		290%

(A)The net investment income per share is based on average shares outstanding for the period or year.

(B)Impact of payment from affiliate was less than $0.01 per share and 0.01%, respectively.

(C)Impact of one time distribution of settlement funds from the Bank of America Fair Fund.  If the distribution had not occurred the total return would have been lower.

(D)Total returns shown exclude the effect of applicable sales loads.  If these charges were included, the returns would be lower.

(E) Not annualized

(F) Annualized.

(G) Legal, printing or compliance audit expenses relating to civil litigation and certain regulatory actions in connection with market timing allegations were incurred, and the Former Advisor paid these expenses on behalf of the Funds. Had the Former Advisor not paid these expenses, the expenses for the Funds would have been higher than what is reflected in the financial highlights for the years ended March 31, 2012, 2011, 2010 and 2009.

Touchstone International Small Cap Fund — Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year ended June 30, 2013	Period Ended June 30, 2012(A)
Net Asset Value Beginning of Period	$10.19	$10.94
Income (Loss) from investment operations:
Net investment income	0.14	0.05	(B)
Net realized and unrealized gains (losses) on investments	2.31	(0.69)
Total from investment operations	2.45	(0.64)
Distributions from:
Net Investment Income	(0.10)	(0.11)
Net Asset Value End of Period	$12.54	$10.19
Total Return(C)	24.08%	(5.84	)%(D)
Ratios and supplemental data:
Net Assets End of Period (000’s)	$7	$2
Ratio to average net assets:
Net Expenses	2.30%	2.30	%(E)
Gross Expenses	94.29%	968.58	%(E)
Net Investment Income	0.66%	2.12	%(E)
Portfolio turnover rate	79%	21	%(D)

(A)The Fund began issuing Class C shares on April 12, 2012

(B)The net investment income per share is based on average shares outstanding for the period or year.

(C) Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

(D) Not annualized

(E)Annualized

61

Touchstone International Small Cap Fund — Class Y

Selected Data for a Share Outstanding Throughout Each Period

	Year ended June 30, 2013	For Three Months Ended June 30, 2012		Year ended March 31, 2012		Year ended March 31, 2011		Year ended March 31, 2010		Year ended March 31, 2009
Net Asset Value Beginning of Period	$10.40	$11.32		$12.14		$9.44		$6.37		$9.78
Income (Loss) from investment operations:
Net investment income (loss)	0.21	0.10	(A)	0.07	(A)	(0.08	) (A)	(0.05	) (A)	—	(A)
Net realized and unrealized gains (losses) on investments	2.40	(0.92)		(0.88)		2.80		3.14	(B)	(3.41	)(B)
Total from investment operations	2.61	(0.82)		(0.81)		2.72		3.09		(3.41)
Distributions from:
Net investment income	(0.17)	(0.10)		(0.21)		(0.02)		(0.02)		—
Capital contribution	—	—		0.20	(C)	—		—		—
Net Asset Value End of Period	$12.84	$10.40		$11.32		$12.14		$9.44		$6.37
Total Return(D)	25.38%	(7.22	)%(D)	(4.81	)%(C)	28.82%		48.56	%(B)	(34.87	)%(B)
Ratios and supplemental data:
Net Assets End of Period (000’s)	$90,125	$80,754		$90,029		$118,679		$107,478		$79,518
Ratio to average net assets:
Net Expenses	1.24%	1.30	%(E)	1.30%		1.30%		1.30%		1.10%
Gross Expenses	1.53%	1.74	%(E)	1.69	%(F)	1.59	%(F)	1.74	%(F)	1.75	%(F)
Net Investment Income (Loss)	1.71%	3.61	%(E)	0.60%		(0.80)%		(0.65)%		(0.01)%
Portfolio Turnover Rate	79%	21	%(D)	207%		152%		172%		290%

Touchstone International Small Cap Fund — Institutional

Selected Data for a Share Outstanding Throughout Each Period

	Year ended June 30, 2013	Three Months Ended June 30, 2012		Year ended March 31, 2012		Year ended March 31, 2011		Year ended March 31, 2010		Year ended March 31, 2009
Net Asset Value Beginning of Period	$10.45	$11.37		$12.20		$9.49		$6.39		$9.80
Income (Loss) from investment operations:
Net investment income (loss)	0.23	0.10	(A)	0.13	(A)	(0.06	) (A)	(0.03	) (A)	(0.02	) (A)
Net realized and unrealized gains (losses) on investments	$2.42	$(0.91)		$(0.93)		$2.81		$3.16	(B)	$(3.39	)(B)
Total from investment operations	$2.65	$(0.81)		$(0.80)		$2.75		$3.13		$(3.41)
Distributions from:
Net investment income	$(0.20)	$(0.11)		$(0.24)		$(0.04)		$(0.03)		—
Capital contribution	—	—		0.21	(C)	—		—		—
Net Asset Value End of Period	$12.90	$10.45		$11.37		$12.20		$9.49		$6.39
Total Return(D)	25.59%	(7.13	)%(D)	(4.55	)%(C)	29.00%		49.05	%(B)	(34.80	)%(B)
Ratios and supplemental data:
Net Assets End of Period (000’s)	$16,238	$3,869		$6,288		$1,173		$3,168		$11,923
Ratio to average net assets:
Net Expenses	1.05%	1.05	%(E)	1.05%		1.05%		1.05%		1.06%
Gross Expenses	1.50%	2.05	%(E)	1.46	%(F)	2.22	%(F)	1.14	%(F)	18.23	%(F)
Net Investment Income (Loss)	1.90%	3.86	%(E)	1.15%		(0.61)%		(0.35)%		(0.32)%
Portfolio Turnover Rate	79%	21	%(E)	207%		152%		172%		290%

(A)The net investment income per share is based on average shares outstanding for the period or year.

(B)Impact of payment from affiliate was less than $0.01 per share and 0.01%, respectively.

(C)Impact of one time distribution of settlement funds from the Bank of America Fair Fund.  If the distribution had not occurred the total return would have been lower.

(D) Not annualized

(E) Annualized.

(F) Legal, printing or compliance audit expenses relating to civil litigation and certain regulatory actions in connection with market timing allegations were incurred, and the Former Advisor paid these expenses on behalf of the Funds. Had the Former Advisor not paid these expenses, the expenses for the Funds would have been higher than what is reflected in the financial highlights for the years ended March 31, 2012, 2011, 2010 and 2009.

62

Touchstone Mid Cap Value Opportunities Fund — Class A

Selected Data for a Share Outstanding Throughout Each Period

	Year ended June 30, 2013	For Three Months Ended June 30, 2012		Year ended March 31, 2012		Year ended March 31, 2011		Year ended March 31, 2010		Year ended March 31, 2009
Net Asset Value Beginning of Period	$8.46	$9.01		$9.42		$7.86		$5.61		$8.69
Income (Loss) from investment operations:
Net investment income (A)	$0.12	$0.01		$0.03		$0.04		$0.03		$0.02
Net realized and unrealized gains (losses) on investments	$2.17	$(0.21	)(B)	$0.14		$1.54		$2.24		$(3.07)
Total from investment operations	$2.29	$(0.20)		$0.17		$1.58		$2.27		$(3.05)
Distributions from:
Net investment income	$(0.08)	$(0.05)		$(0.03)		$(0.02)		$(0.02)		$(0.03)
Realized capital gains	$(1.46)	$(0.30)		$(0.55)		—		—		—
Total Distributions	$(1.54)	$(0.35)		$(0.58)		$(0.02)		$(0.02)		$(0.03)
Net asset value at the end of period:	$9.21	$8.46		$9.01		$9.42		$7.86		$5.61
Total Return(C)	31.36%	(2.21	)%(D)	2.54%		20.14%		40.41%		(35.07)%
Ratios and supplemental data:
Net Assets End of Period (000’s)	$4,292	$1,412		$1,512		$4,234		$5,408		$5,304
Ratio to average net assets:
Net Expenses	1.29%	1.31	%(E)	1.40%		1.40%		1.40%		1.40%
Gross Expenses	2.56%	3.93	%(E)	2.34	%(F)	2.10	%(F)	1.94	%(F)	2.53	%(F)
Net Investment Income	1.43%	0.55	%(E)	0.32%		0.53%		0.36%		0.29%
Portfolio Turnover Rate	102%	20	%(D)	101%		89%		125%		163%

Touchstone Mid Cap Value Opportunities Fund — Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year ended June 30, 2013	For Three Months Ended June 30, 2012(G)
Net Asset Value Beginning of Period	$8.44	$8.76
Income (Loss) from investment operations:
Net investment (loss)(A)	$0.06	(—	)(H)
Net realized and unrealized gains (losses) on investments	$2.16	$0.04	(B)
Total from investment operations	$2.22	$0.04
Distributions from:
Net investment income	$(0.05)	$(0.06)
Realized capital gains	$(1.46)	$(0.30)
Total Distributions	$(1.51)	$(0.36)
Net asset value at the end of period:	$9.15	$8.44
Total Return	30.37%	0.46	%(D)
Ratios and supplemental data:
Net Assets End of Period (000’s)	$168	$3
Ratio to average net assets:
Net Expenses	2.04%	2.04	%(E)
Gross Expenses	19.56%	931.83	%(E)
Net Investment Loss	0.68%	(0.21	)%(E)
Portfolio Turnover Rate	102%	20	%(D)

(A)The net investment income per share is based on average shares outstanding for the period or year.

(B) For the period ended June 30, 2012, the Fund received a corporate action payment that resulted in a one-time increase to realized gains. If the corporate action event had not occurred, the net realized and unrealized gains (losses) per share would have been lower by approximately $0.05 per share.

(C)Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower

(D)Not annualized

(E)Annualized.

(F)Legal, printing or compliance audit expenses relating to civil litigation and certain regulatory actions in connection with market timing allegations were incurred, and the Former Advisor paid these expenses on behalf of the Funds. Had the Former Advisor not paid these expenses, the expenses for the Funds would have been higher than what is reflected in the financial highlights for the years ended March 31, 2012, 2011, 2010 and 2009.

(G)The Fund began issuing Class C shares on April 16, 2012.

(H)Less than $0.005 per share.

63

Touchstone Mid Cap Value Opportunities Fund — Class Y

Selected Data for a Share Outstanding Throughout Each Period

	Year ended June 30, 2013	For Three Months Ended June 30, 2012		Year ended March 31, 2012		Year ended March 31, 2011		Year ended March 31, 2010		Year ended March 31, 2009(A)
Net Asset Value Beginning of Period	$8.50	$9.04		$9.50		$7.92		$5.65		$6.02
Income (Loss) from investment operations:
Net investment income(B)	0.15	0.02		0.07		0.07		0.05		0.07
Net realized and unrealized gains (losses) on investments	$2.16	$(0.21	)(C)	$0.12		$1.56		$2.26		$(0.41)
Total from investment operations	$2.31	$(0.19)		$0.19		$1.63		$2.31		$(0.34)
Distributions from:
Net investment income	$(0.10)	$(0.05)		$(0.10)		$(0.05)		$(0.04)		$(0.03)
Realized capital gains	$(1.46)	$(0.30)		$(0.55)		$—		$—		$—
Total Distributions	$(1.56)	$(0.35)		$(0.65)		$(0.05)		$(0.04)		$(0.03)
Net asset value at the end of period:	$9.25	$8.50		$9.04		$9.50		$7.92		$5.65
Total Return	31.46%	(2.02	)%(D)	2.77%		20.59%		40.90%		(5.60)%
Ratios and supplemental data:
Net Assets End of Period (000’s)	$81,869	$64,371		$68,366		$76,756		$76,965		$60,618
Ratio to average net assets:
Net Expenses	1.02%	1.05	%(E)	1.12%		1.12%		1.12%		1.12%
Gross Expenses	1.24%	1.38	%(E)	1.36	%(F)	1.37	%(F)	1.38	%(F)	3.20	%(F)
Net Investment Income	1.70%	0.81	%(E)	0.83%		0.80%		0.64%		1.29%
Portfolio Turnover Rate	102%	20	%(D)	100.56%		89.21%		125.29%		163.38%

Touchstone Mid Cap Value Opportunities Fund — Institutional

Selected Data for a Share Outstanding Throughout Each Period

	Year ended June 30, 2013	For Three Months Ended June 30, 2012		Year ended March 31, 2012		Year ended March 31, 2011		Year ended March 31, 2010		Year ended March 31, 2009
Net Asset Value Beginning of Period	$8.49	$9.03		$9.49		$7.92		$5.65		$8.72
Income (Loss) from investment operations:
Net investment income (B)	$0.16	$0.02		$0.08		$0.08		$0.06		$0.05
Net realized and unrealized gains (losses) on investments	$2.17	$(0.20	)(C)	$0.12		$1.55		$2.25		$(3.08)
Total from investment operations	$2.33	$(0.18)		$0.20		$1.63		$2.31		$(3.03)
Distributions from:
Net investment income	$(0.11)	$(0.06)		$(0.11)		$(0.06)		$(0.04)		$(0.04)
Realized capital gains	$(1.46)	$(0.30)		$(0.55)		$—		$—		$—
Total Distributions	(1.57)	$(0.36)		$(0.66)		$(0.06)		$(0.04)		$(0.04)
Net asset value at the end of period:	$9.25	$8.49		$9.03		$9.49		$7.92		$5.65
Total Return	31.77%	(1.99	)%(D)	2.91%		20.61%		41.01%		(34.81)%
Ratios and supplemental data:
Net Assets End of Period (000’s)	$31,927	$34,795		$103,016		$205,410		$171,807		$57,430
Ratio to average net assets:
Net Expenses	0.89%	0.91	%(E)	1.00%		1.00%		1.00%		1.00%
Gross Expenses	1.18%	1.22	%(E)	1.08	%(F)	1.06	%(F)	1.06	%(F)	1.18	%(F)
Net Investment Income	1.83%	0.96	%(E)	0.85%		0.91%		0.82%		0.58%
Portfolio Turnover Rate	102%	20	%(D)	100.56%		89.21%		125.29%		163.38%

(A)Class commenced operations on December 9, 2008.

(B)The net investment income per share is based on average shares outstanding for the period or year.

(C)For the period ended June 30, 2012, the Fund received a corporate action payment that resulted in a one-time increase to realized gains.  If the corporate action event had not occurred, the net realized and unrealized gains (losses) per share would have been lower by approximately $0.05 per share.

(D)Not annualized

(E)Annualized.

(F)Legal, printing or compliance audit expenses relating to civil litigation and certain regulatory actions in connection with market timing allegations were incurred, and the Former Advisor paid these expenses on behalf of the Funds. Had the Former Advisor not paid these expenses, the expenses for the Funds would have been higher than what is reflected in the financial highlights for the years ended March 31, 2012, 2011, 2010 and 2009.

64

Touchstone Small Cap Value Opportunities Fund — Class A

Selected Data for a Share Outstanding Throughout Each Period

Year ended June 30, 2013	For Three Months Ended June 30, 2012	Year ended March 31, 2012	Year ended March 31, 2011	Year ended March 31, 2010	Year ended March 31, 2009
Net Asset Value Beginning of Period	$16.97	$18.08	$19.06	$16.43	$11.05	$19.43
Income (Loss) from investment operations:
Net investment income (loss)	0.09	(A)	(0.01)	(0.06	)(A)	(0.08	) (A)	(0.01	) (A)	(—	)(A)(B)
Net realized and unrealized gains (losses) on investments	3.66	(0.57)	0.04	2.71	5.39	(6.66	)(C)
Total from investment operations	3.75	(0.58)	(0.02)	2.63	5.38	(6.66)
Distributions from:
Net investment income	(0.09)	—	—	—	—	(0.02)
Realized capital gains	$(1.88)	$(0.53)	$(0.96)	—	—	(1.70)
Total Distributions	$(1.97)	$(0.53)	$(0.96)	—	—	(1.72)
Net asset value at the end of the period:	$18.75	$16.97	$18.08	$19.06	$16.43	$11.05
Total Return(D)	24.31%	(3.09	)%(E)	0.60%	16.01%	48.71%	(34.71	)%(C)
Ratios and supplemental data:
Net Assets End of Period (000’s)	$1,309	$2,023	$2,251	$3,068	$4,815	$2,160
Ratio to average net assets:
Net Expenses	1.50%	1.50	%(F)	1.50%	1.50%	1.50%	1.53%
Gross Expenses	2.46%	3.31	%(F)	2.27	%(G)	2.10	%(G)	1.47	%(G)	3.25	%(G)
Net Investment Income	0.53%	(0.16	)% (F)	(0.34)%	(0.46)%	(0.08)%	(0.01)%
Portfolio Turnover Rate	95%	18	%(E)	49%	55%	83%	140%

Touchstone Small Cap Value Opportunities Fund — Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year ended June 30, 2013		For Three Months Ended June 30, 2012(H)
Net Asset Value Beginning of Period	$16.95		$17.58
Loss from investment operations:
Net investment loss	(0.04	)(A)	(0.03)
Net realized and unrealized losses on investments	3.66		(0.07)
Total from investment operations	3.62		(0.10)
Distributions from:
Realized capital gains	(1.88)		(0.53)
Net Asset Value at the end of the period	$18.69		$16.95
Total Return(D)	23.44%		(0.51	)%(E)
Ratios and supplemental data:
Net Assets End of Period (000’s)	$36		$2
Ratio to average net assets:
Net Expenses	2.25%		2.25	%(F)
Gross Expenses	25.27%		942.58	%(F)
Net Investment Loss	(0.22)%		(0.95	)%(F)
Portfolio Turnover Rate	95%		18	%(E)

(A)The net investment income per share is based on average shares outstanding for the period or year.

(B)Less than $0.005 per share.

(C)Impact of payment from affiliate was less than $0.01 per share and 0.01%, respectively.

(D) Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower

(E)Not annualized

(F)Annualized.

(G)Legal, printing or compliance audit expenses relating to civil litigation and certain regulatory actions in connection with market timing allegations were incurred, and the Former Advisor paid these expenses on behalf of the Funds. Had the Former Advisor not paid these expenses, the expenses for the Funds would have been higher than what is reflected in the financial highlights for the years ended March 31, 2012, 2011, 2010 and 2009.

(H)The Fund began issuing Class C shares on April 16, 2012.

65

Touchstone Small Cap Value Opportunities Fund — Class Y

Selected Data for a Share Outstanding Throughout Each Period

Year ended June 30, 2013	For Three Months Ended June 30, 2012	Year ended March 31, 2012	Year ended March 31, 2011	Year ended March 31, 2010	Year ended March 31, 2009
Net Asset Value Beginning of Period	$17.51	$18.62	$19.55	$16.80	$11.29	$19.76
Income (Loss) from investment operations:
Net investment income (loss)	0.15	(A)	0.01	(0.02	)(A)	(0.04	) (A)	0.03	(A)	0.02	(A)
Net realized and unrealized gains (losses) on investments	3.77	(0.59)	0.05	2.79	5.51	(6.77	)(B)
Total from investment operations	3.92	(0.58)	0.03	2.75	5.54	(6.75)
Distributions from:
Net investment income	(0.10)	—	—	—	(0.03)	(0.02)
Realized capital gains	(1.88)	(0.53)	(0.96)	—	—	(1.70)
Total distributions	(1.98)	(0.53)	(0.96)	—	$(0.03)	(1.72)
Net asset value at the end of period:	$19.45	$17.51	$18.62	$19.55	$16.80	$11.29
Total Return	24.68%	(3.05	)%(C)	0.85%	16.37%	49.10%	(34.57	)%(B)
Ratios and supplemental data:
Net Assets End of Period (000’s)	$96,584	$82,861	$87,984	$98,269	$86,737	$55,976
Ratio to average net assets:
Net Expenses	1.19%	1.22	%(D)	1.25%	1.25%	1.25%	1.23%
Gross Expenses	1.29%	1.40	%(D)	1.27	% (E)	1.26	%(E)	1.30	%(E)	1.37	%(E)
Net Investment Income (loss)	0.84%	0.12	%(D)	(0.09)%	(0.23)%	0.18%	0.15%
Portfolio Turnover Rate	95%	18	%(C)	49%	55%	83%	140%

Touchstone Small Cap Value Opportunities Fund — Institutional

Selected Data for a Share Outstanding Throughout Each Period

Year ended June 30, 2013	For Three Months Ended June 30, 2012	Year ended March 31, 2012	Year ended March 31, 2011	Year ended March 31, 2010	Year ended March 31, 2009(F)
Net Asset Value Beginning of Period	$17.63	$18.75	$19.65	$16.87	$11.32	$14.28
Income (Loss) from investment operations:
Net investment income (loss)	0.17	(A)	0.01	0.01	(A)	(0.01	) (A)	0.05	(A)	0.02	(A)
Net realized and unrealized gains (losses) on investments	3.82	(0.60)	0.05	2.79	5.54	(1.26	)(B)
Total from investment operations	3.99	(0.59)	0.06	2.78	5.59	(1.24)
Distributions from:
Net investment income	(0.12)	—	—	—	$(0.04)	$(0.02)
Realized capital gains	$(1.88)	$(0.53)	$(0.96)	—	—	(1.70)
Total Distributions	$(2.00)	$(0.53)	$(0.96)	—	$(0.04)	$(1.72)
Net asset value at the end of period:	$19.62	$17.63	$18.75	$19.65	$16.87	$11.32
Total Return	24.82%	(3.04	)%(C)	1.00%	16.48%	49.46%	(9.52	)%(B)
Ratios and supplemental data:
Net Assets End of Period (000’s)	$8,096	$7,023	$19,066	$20,119	$26,915	—
Ratio to average net assets:
Net Expenses	1.10%	1.10	% (D)	1.10%	1.10%	1.10%	1.09%
Gross Expenses	1.46%	1.60	%(D)	1.18	% (E)	1.18	%(E)	1.16	%(E)	24,873.11	%(E)
Net Investment Income (loss)	0.93%	0.24	%(D)	0.06%	(0.08)%	0.34%	0.15%
Portfolio Turnover Rate	95%	18	%(C)	49%	55%	83%	140%

(A)The net investment income per share is based on average shares outstanding for the period or year.

(B)Impact of payment from affiliate was less than $0.01 per share and 0.01%, respectively.

(C) Not annualized

(D) Annualized.

(E) Legal, printing or compliance audit expenses relating to civil litigation and certain regulatory actions in connection with market timing allegations were incurred, and the Former Advisor paid these expenses on behalf of the Funds. Had the Former Advisor not paid these expenses, the expenses for the Funds would have been higher than what is reflected in the financial highlights for the years ended March 31, 2012, 2011, 2010 and 2009.

(F)Class commenced operations on December 9, 2008.

66

Touchstone Value Fund — Class A

Selected Data for a Share Outstanding Throughout Each Period

	Year ended June 30, 2013		For Three Months Ended June 30, 2012		Year ended March 31, 2012		Year ended March 31, 2011		Year ended March 31, 2010		Year ended March 31, 2009
Net Asset Value Beginning of Period	$6.95		$7.14		$6.67		$6.17		$4.00		$6.64
Income (Loss) from investment operations:
Net investment income(A)	0.15		0.03		0.12		0.08		0.09		0.14
Net realized and unrealized gains (losses) on investments	1.30		(0.16)		0.45		0.50		2.17		(2.66)
Total from investment operations	1.45		(0.13)		0.57		0.58		2.26		(2.52)
Distributions from:
Net investment income	(0.15)		(0.06)		(0.10)		(0.08)		(0.09)		(0.12)
Realized capital gains	(0.23)		—		—		—		—		—
Total Distributions	(0.38)		(0.06)		(0.10)		(0.08)		(0.09)		(0.12)
Net asset value at the end of period	$8.02		$6.95		$7.14		$6.67		$6.17		$4.00
Total Return(B)	21.56%		(1.83	)%(C)	8.77%		9.59%		57.05%		(38.39)%
Ratios and supplemental data:
Net Assets End of Period (000’s)	$53,433		$1,583		$1,606		$2,325		$2,514		$2,530
Ratio to average net assets:
Net Expenses	1.00%		1.20	%(D)	1.20%		1.20%		1.26%		1.35%
Gross Expenses	1.51%		3.49	%(D)	1.96	%(E)	2.04	%(E)	1.76	%(E)	2.23	%(E)
Net Investment Income	1.96%		1.68	%(D)	1.84%		1.31%		1.72%		2.76%
Portfolio Turnover Rate	110	%(F)	13	%(C)	15%		13%		25%		17%

Touchstone Value Fund — Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year ended June 30, 2013		For Three Months Ended June 30, 2012(G)
Net Asset Value Beginning of Period	$6.95		$6.90
Income (Loss) from investment operations:
Net investment income(A)	0.09		0.01
Net realized and unrealized gains (losses) on investments	1.30		0.10
Total from investment operations	1.39		0.11
Distributions from:
Net investment income	(0.09)		(0.06)
Realized capital gains	(0.23)		—
Total Distributions	(0.32)		(0.06)
Net Asset value at the end of the period	$8.02		$6.95
Total Return(B)	20.62%		1.56	%(C)
Ratios and supplemental data:
Net Assets End of Period (000’s)	$3,025		$3
Ratio to average net assets:
Net Expenses	1.75%		1.95	(D)
Gross Expenses	2.30%		929.36	%(D)
Net Investment Income	1.21%		0.93	%(D)
Portfolio Turnover Rate	110	%(F)	13	%(C)

(A)The net investment income per share is based on average shares outstanding for the period or year.

(B)Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower

(C)Not annualized

(D)Annualized.

(E)Legal, printing or compliance audit expenses relating to civil litigation and certain regulatory actions in connection with market timing allegations were incurred, and the Former Advisor paid these expenses on behalf of the Funds. Had the Former Advisor not paid these expenses, the expenses for the Funds would have been higher than what is reflected in the financial highlights for the years ended March 31, 2012, 2011, 2010 and 2009.

(F)Portfolio turnover excludes the purchases and sales of the Acquired Fund. If these transactions were included, portfolio turnover would have been higher.

(G)The Fund began issuing Class C shares on April 16, 2012.

67

Touchstone Value Fund — Class Y

Selected Data for a Share Outstanding Throughout Each Period

	Year ended June 30, 2013		For Three Months Ended June 30, 2012		Year ended March 31, 2012		Year ended March 31, 2011		Year ended March 31, 2010		Year ended March 31, 2009
Net Asset Value Beginning of Period	$6.97		$7.16		$6.69		$6.19		$4.01		$6.65
Income (Loss) from investment operations:
Net investment income(A)	0.16		0.03		0.12		0.09		0.10		0.16
Net realized and unrealized gains (losses) on investments	1.32		(0.15)		0.47		0.51		2.19		(2.68)
Total from investment operations	1.48		(0.12)		0.59		0.60		2.29		(2.52)
Distributions from:
Net investment income	(0.17)		(0.07)		(0.12)		(0.10)		(0.11)		(0.12)
Realized capital gains	(0.23)		—		—		—		—		—
Total Distributions	(0.40)		(0.07)		(0.12)		(0.10)		(0.11)		(0.12)
Net asset value at the end of period	$8.05		$6.97		$7.16		$6.69		$6.19		$4.01
Total Return	21.91%		(1.69	)%(B)	9.01%		9.86%		57.65%		(38.29)%
Ratios and supplemental data:
Net Assets End of Period (000’s)	$99,398		$51,447		$87,546		$86,659		$88,766		$67,325
Ratio to average net assets:
Net Expenses	0.77%		0.95	% (C)	0.95%		0.95%		1.00%		1.10%
Gross Expenses	1.09%		1.23	%(C)	1.03	% (D)	1.04	%(D)	1.07	%(D)	1.22	%(D)
Net Investment Income	2.19%		1.93	%(C)	1.90%		1.58%		1.87%		3.03%
Portfolio Turnover Rate	110	%(E)	13	%(B)	15%		13%		25%		17%

Touchstone Value Fund — Institutional

Selected Data for a Share Outstanding Throughout Each Period

	Year ended June 30, 2013		For Three Months Ended June 30, 2012		Year ended March 31, 2012		Year ended March 31, 2011		Year ended March 31, 2010		Year ended March 31, 2009
Net Asset Value Beginning of Period	$6.96		$7.15		$6.68		$6.18		$4.01		$6.63
Income (Loss) from investment operations:
Net investment income(A)	0.17		0.03		0.13		0.10		0.11		0.17
Net realized and unrealized gains (losses) on investments	1.31		(0.16)		0.46		0.51		2.18		(2.66)
Total from investment operations	1.48		(0.13)		0.59		0.61		2.29		(2.49)
Distributions from:
Net investment income	(0.18)		(0.06)		(0.12)		(0.11)		(0.12)		(0.13)
Realized capital gains	(0.23)		—		—		—		—		—
Total Distributions	(0.41)		(0.06)		(0.12)		(0.11)		(0.12)		(0.13)
Net asset value at the end of the period	$8.03		$6.96		$7.15		$6.68		$6.18		$4.01
Total Return	21.92%		(1.62	)%(B)	9.13%		9.99%		57.64%		(38.06)%
Ratios and supplemental data:
Net Assets End of Period (000’s)	$186,990		$69,549		$33,727		$42,106		$51,274		$44,011
Ratio to average net assets:
Net Expenses	0.67%		0.85	%(C)	0.85%		0.85%		0.87%		0.90%
Gross Expenses	0.99%		1.09	%(C)	0.88	%(D)	0.89	%(D)	0.90	%(D)	1.02	%(D)
Net Investment Income	2.29%		2.04	%(C)	2.00%		1.67%		2.01%		3.24%
Portfolio Turnover Rate	110	%(E)	13	%(B)	15%		13%		25%		17%

(A)The net investment income per share is based on average shares outstanding for the period or year.

(B)Not annualized

(C)Annualized.

(D)Legal, printing or compliance audit expenses relating to civil litigation and certain regulatory actions in connection with market timing allegations were incurred, and the Former Advisor paid these expenses on behalf of the Funds. Had the Former Advisor not paid these expenses, the expenses for the Funds would have been higher than what is reflected in the financial highlights for the years ended March 31, 2012, 2011, 2010 and 2009.

(E) Portfolio turnover excludes the purchases and sales of the Acquired Fund. If these transactions were included, portfolio turnover would have been higher.

68

TOUCHSTONE INVESTMENTS*

DISTRIBUTOR

Touchstone Securities, Inc.*

303 Broadway, Suite 1100

Cincinnati, OH  45202-4203

1.800.638.8194

www.TouchstoneInvestments.com

INVESTMENT ADVISOR

Touchstone Advisors, Inc.*

303 Broadway, Suite 1100

Cincinnati, OH 45202-4203

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

SHAREHOLDER SERVICES

1.800.543.0407

*A Member of Western & Southern Financial Group

The following are federal trademark registrations and applications owned by IFS Financial Services, Inc., a member of Western & Southern Financial Group: Touchstone, Touchstone Funds, Touchstone Investments, Touchstone Family of Funds and Touchstone Select.

69

303 Broadway, Suite 1100

Cincinnati, OH 45202-4203

Go paperless, sign up today at:

www.TouchstoneInvestments.com/home

For investors who want more information about the Funds, the following documents are available free upon request:

Statement of Additional Information (“SAI”): The SAI provides more detailed information about the Funds and is incorporated herein by reference, which means it is legally a part of this prospectus.

Annual/Semiannual Reports (“Financial Reports”): The Funds’ Financial Reports provide additional information about the Funds’ investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund’s performance during its last fiscal year.

You can get free copies of the SAI, the Financial Reports, other information and answers to your questions about the Funds by contacting your financial advisor or by contacting Touchstone Investments at 1.800.543.0407.  The SAI and Financial Reports are also available on the Touchstone Investments website at: www.TouchstoneInvestments.com/home/formslit/

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C.  You can receive information about the operation of the Public Reference Room by calling the SEC at 1.202.551.8090.

Reports and other information about the Funds are available on the EDGAR database of the SEC’s internet site at http://www.sec.gov.  For a fee, you can get text-only copies of reports and other information by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520 or by sending an e-mail request to: publicinfo@sec.gov.

Investment Company Act file no. 811-03651

 TSF-54BB-TST-1310

70

TOUCHSTONE STRATEGIC TRUST

STATEMENT OF ADDITIONAL INFORMATION

October 30, 2013

	Class A	Class C	Class Y	Institutional
Touchstone Capital Growth Fund	TSCGX	TCFCX	TCGYX	TCGNX
Touchstone International Small Cap Fund	TNSAX	TNSCX	TNSYX	TNSIX
Touchstone Mid Cap Value Opportunities Fund	TMOAX	TMOCX	TMOYX	TMOIX
Touchstone Small Cap Value Opportunities Fund	TSOAX	TSOCX	TSOYX	TSOIX
Touchstone Value Fund	TVLAX	TVLCX	TVLYX	TVLIX

This Statement of Additional Information (“SAI”) is not a prospectus and relates only to the above-referenced funds (each a “Fund” and, together, the “Funds”).  It is intended to provide additional information regarding the activities and operations of Touchstone Strategic Trust (the “Trust”) and should be read together with the Funds’ prospectus dated October 30, 2013, as may be amended.  The Funds’ audited financial statements for the fiscal period ended June 30, 2013, including the notes thereto and the report of Ernst & Young LLP thereon, included in the annual report to shareholders, are hereby incorporated into this SAI by reference.  A copy of the prospectus and annual report may be obtained without charge by writing to the Trust at P.O. Box 9878, Providence, RI 02940, by calling the Trust at 1-800-543-0407, or by downloading a copy at www.TouchstoneInvestments.com.

STATEMENT OF ADDITIONAL INFORMATION

Touchstone Strategic Trust

303 Broadway, Suite 1100

Cincinnati, Ohio 45202-4203

THE TRUST

Touchstone Strategic Trust (the “Trust”), an open-end management investment company, was organized as a Massachusetts business trust on November 18, 1982.  The Touchstone Capital Growth Fund is a non-diversified open-end management investment company.  Each of the Touchstone International Small Cap Fund, Touchstone Mid Cap Value Opportunities Fund, Touchstone Small Cap Value Opportunities Fund and Touchstone Value Fund is a diversified open-end management investment company.

Touchstone Advisors, Inc. (the “Advisor”) is the investment manager and administrator for each Fund.  The Advisor has selected a sub-advisor to manage, on a daily basis, the assets of each Fund.  The Advisor has sub-contracted certain administrative and accounting services to BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”). Touchstone Securities, Inc. (the “Distributor”) is the principal distributor of the Funds’ shares.  The Distributor is an affiliate of the Advisor.

The Trust offers four separate classes of shares, Class A, Class C, Class Y, and Institutional Class. The shares of a Fund represent an interest in the same assets of that Fund.

The shares have the same rights and are identical in all material respects except that (i) each class of shares may bear different (or no) distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements; and (v) certain classes offer different features and services to shareholders and may have different investment minimums.  The Board of Trustees may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

Under Massachusetts law, under certain circumstances, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of the Trust as does a partner of a partnership.  However, numerous investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”) have been formed as Massachusetts business trusts and the Trust is not aware of an instance where such result has occurred.  In addition, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and provides for the indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust.  Moreover, it provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon.  As a result, and particularly because the Trust assets are readily marketable and ordinarily substantially exceed liabilities, management believes that the risk of shareholder liability is slight and limited to circumstances in which the Trust itself would be unable to meet its obligations.  Management believes that, in view of the above, the risk of personal liability is remote.

History of the Funds

Before each Fund identified below commenced operations, all of the assets and liabilities of the corresponding Predecessor Fund identified below were transferred to a Fund in a tax-free reorganization, as set forth in the Agreements and Plans of Reorganization (each a “Reorganization”). Each Reorganization occurred on April 16, 2012. As a result of each Reorganization, the performance and accounting history of each Predecessor Fund was assumed by its corresponding Fund.  Shareholders of the Predecessor Funds who owned Class Z shares of a Predecessor Fund received Class Y shares of the corresponding Fund in the Reorganizations.  Financial and performance information prior to the date of the Reorganization included herein is that of the Predecessor Funds. In connection with the Reorganizations, the Board of Trustees changed each Fund’s fiscal year end from March 31 to June 30.

Predecessor Funds	Funds
Old Mutual Barrow Hanley Value Fund	Touchstone Value Fund
Old Mutual Copper Rock International Small Cap Fund	Touchstone International Small Cap Fund
Old Mutual Large Cap Growth Fund	Touchstone Capital Growth Fund
Old Mutual TS&W Small Cap Value Fund	Touchstone Small Cap Value Opportunities Fund
Old Mutual TS&W Mid-Cap Value Fund	Touchstone Mid Cap Value Opportunities Fund

Touchstone Value Fund.  Prior to January 1, 2006, the Predecessor Fund was managed by an investment advisor different than the Predecessor Fund’s investment advisor and sub-advisor.

Touchstone International Small Cap Fund.  Effective January 1, 2006, certain of the Predecessor Fund’s assets began to be managed by sub-advisors different than the Predecessor Fund’s former investment advisor, and the Predecessor Fund’s former investment advisor became a sub-advisor to the Fund.  Effective February 28, 2009, the Predecessor Fund’s former investment advisor ceased providing sub-advisory services to the Predecessor Fund and was replaced with a new sub-advisor.  Effective May 21, 2011, the Predecessor Fund’s investment strategy changed from a domestic small cap strategy to an international small cap strategy, and Copper Rock Capital Partners LLC became the sole sub-advisor to the Fund.

Touchstone Capital Growth Fund.  Prior to January 1, 2006, the Predecessor Fund was managed by an investment advisor different than the Predecessor Fund’s investment advisor and sub-advisor.  Prior to February 10, 2007, the Predecessor Fund was co-managed by sub-advisors other than Ashfield Capital Partners, LLC (“Ashfield”), and prior to August 8, 2009, the Fund was co-managed by Ashfield and another sub-advisor.

Touchstone Small Cap Value Opportunities Fund.  Prior to July 25, 2003, the Class Z shares of the Predecessor Fund were known as the TS&W Small Cap Value Fund, LLC.  On July 25, 2003, the Predecessor Fund acquired the assets of the TS&W Small Cap Value Fund, LLC (“Prior Predecessor Fund”).  The Prior Predecessor Fund was not registered under the 1940 Act, nor was it subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code.

PERMITTED INVESTMENTS AND RISK FACTORS

Each Fund’s principal investment strategies and principal risks are described in the prospectus.  The following supplements the information contained in the prospectus concerning each Fund’s principal investment strategies and principal risks.  In addition, although not principal strategies of the Funds, the Funds may invest in other types of securities and engage in other investment practices as described in the prospectus or in this SAI.  Unless otherwise indicated, each Fund is permitted to invest in each of the investments listed below, or engage in each of the investment techniques listed below consistent with the Fund’s investment goals, policies and strategies.  The investment limitations below are considered to be non-fundamental policies which may be changed at any time by a vote of the Fund’s Board of Trustees, unless designated as a “Fundamental” policy.  In addition, any stated percentage limitations are measured at the time of the purchase of a security.

ADRs, ADSs, GDRs, EDRs and CDRs

American Depositary Receipts (“ADRs”) and American Depositary Shares (“ADSs”) are U.S. dollar-denominated receipts typically issued by domestic banks or trust companies that represent the deposit with those entities of securities of a foreign issuer.  They are publicly traded on exchanges or over-the-counter in the United States.  European Depositary Receipts (“EDRs”), which are sometimes referred to as Continental Depositary Receipts (“CDRs”), and Global Depositary Receipts (“GDRs”) may also be purchased by the Funds. EDRs, CDRs and GDRs are generally issued by foreign banks and evidence ownership of either foreign or domestic securities.  Certain institutions issuing ADRs, ADSs, GDRs or EDRs may not be sponsored by the issuer of the underlying foreign securities.  A non-sponsored depositary may not provide the same shareholder information that a sponsored depositary is required to provide under its contractual arrangements with the issuer of the underlying foreign securities.  Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility.  The Depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

Borrowing

Borrowing may exaggerate changes in the net asset value of a Fund’s shares and in the return on the Fund’s portfolio.  Although the principal of any borrowing will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding.  The Funds may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing.  The Funds may be required to earmark or segregate liquid assets in an amount sufficient to meet their obligations in connection with such borrowings.  In an interest rate arbitrage transaction, a Fund borrows money at one interest rate and lends the proceeds at another, higher interest rate.  These transactions involve a number of risks, including the risk that the borrower will fail or otherwise become insolvent or that there will be a significant change in prevailing interest rates.  The Funds have adopted fundamental limitations and non-fundamental limitations which restrict circumstances in which and degree to which the Funds can engage in borrowing. See the section entitled “Investment Limitations,” below.

Business Development Companies

Business development companies (“BDCs”) are a type of closed-end fund regulated under the 1940 Act. BDCs are publicly-traded mezzanine/private equity funds that typically invest in and lend to small and medium-sized private companies that may not have access to public equity markets for capital raising. BDCs are unique in that at least 70% of their investments must be made to private U.S. businesses, and BDCs are required to make available significant managerial assistance to their portfolio companies. BDCs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “IRC”). BDCs have expenses associated with their operations. Accordingly, a Fund will indirectly bear its proportionate share of any management and other expenses, and of any performance based fees, charged by the BDCs in which it invests.

Investments in BDCs are subject to various risks, including management’s ability to meet the BDC’s investment objective, and to manage the BDC’s portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount to their net asset value.

Canadian Income Trusts

Canadian Income Trusts are a qualified income trust as designated by the Canada Revenue Agency that operates as a profit-seeking corporation. This type of income trust, which pays out all earnings to unit holders before paying taxes, is usually traded publicly on a securities exchange. Canadian income trusts enjoy special corporate tax privileges.

Common Stocks

Common stocks are securities that represent units of ownership in a company.  Common stocks usually carry voting rights and earn dividends.  Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the board of directors of the issuing company.

Convertible Securities

Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics of both fixed income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock.

The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

A synthetic convertible security is a combination investment in which a Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords a shareholder the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock.  A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics and other factors.  Because a Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with a Fund’s synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade.  However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities.  Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing “time value” as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss.  The market price of the option component generally reflects these differences in maturities, and the Advisor and applicable sub-advisor take such differences into account when evaluating such positions.  When a synthetic convertible position “matures” because of the expiration of the associated option, a Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer.  If a Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

Corporate Bonds

Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion.  In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

Equity-Linked Notes

A Fund may purchase equity-linked notes (“ELNs”).  The principal or coupon payment on an ELN is linked to the performance of an underlying security or index.  ELNs may be used, among other things, to provide a Fund with exposure to international markets while providing a mechanism to reduce foreign tax or regulatory restrictions imposed on foreign investors.  The risks associated with purchasing ELNs include the creditworthiness of the issuer and the risk of counterparty default.  Further, a Fund’s ability to dispose of an ELN will depend on the availability of liquid markets in the instruments.  The purchase and sale of an ELN is also subject to the risks regarding adverse market movements, possible intervention by governmental authorities, and the effects of other political and economic events.

Equity-Linked Warrants

Equity-linked warrants provide a way for investors to access markets where entry is difficult and time consuming due to regulation. Typically, a broker issues warrants to an investor and then purchases shares in the local market and issues a call warrant hedged on the underlying holding. If the investor exercises his call and closes his position, the shares are sold and the warrant is redeemed with the proceeds.

Each warrant represents one share of the underlying stock. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock. The warrants can be redeemed for 100% of the value of the underlying stock (less transaction costs). Being American style warrants, they can be exercised at any time. The warrants are U.S. dollar denominated and priced daily on several international stock exchanges.

Eurobonds

A Eurobond is a bond denominated in U.S. dollars or another currency and sold to investors outside of the country whose currency is used. Eurobonds may be issued by government or corporate issuers, and are typically underwritten by banks and brokerage firms from numerous countries. While Eurobonds typically pay principal and interest in Eurodollars (U.S. dollars held in banks outside of the United States), they may pay principal and interest in other currencies.

Exchange Traded Funds (“ETFs”)

ETFs represent shares of ownership in either mutual funds, unit investment trusts, or depositary receipts that hold portfolios of common stocks which closely track the performance and dividend yield of specific indices, either broad market, sector or international. ETFs allow an investor to buy or sell an entire portfolio of stocks in a single security which is priced and can be bought and sold throughout the trading day. A Fund could purchase an ETF to gain exposure to a portion of the U.S. or foreign market, or while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees and other fees and expenses that are incurred directly by a Fund that increase their costs versus the costs of owning the underlying securities directly.  Also, although ETFs often seek to provide investment results that correspond generally to the price and yield performance of a particular market index, the price movement of an ETF may not track the underlying index.

For hedging or other purposes, each Fund may invest in ETFs that seek to track the composition and/or performance of specific indices or portions of specific indices. Certain ETFs are traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things. Examples of ETFs include SPDRs(R), Select Sector SPDRs(R), DIAMONDS(SM), NASDAQ 100 Shares, and iShares.

Although the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, registered investment companies are permitted to invest in certain ETFs beyond the limits set forth in Section 12(d)(1) provided such ETF has been granted an exemptive order by the U.S. Securities and Exchange Commission (“SEC”) and subject to certain terms and conditions imposed by such exemptive order issued to such ETFs, including that such investment companies enter into an agreement with such ETF. The Funds have entered into such agreements and may enter into other agreements in the future.

Foreign Currency Risk

A Fund may hold foreign currency deposits from time to time and may convert dollars and foreign currencies in the foreign exchange markets.  Currency conversion involves dealer spreads and other costs, although commissions usually are not charged.  Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price.

While a Fund’s net assets are valued in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are: (1) it may be expensive to convert foreign currencies into U.S. dollars and vice versa; (2) complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates; (3) government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces; (4) there may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis; (5) available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and (6) the inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

Forward Foreign Currency Contracts

The Funds may enter into forward foreign currency contracts to manage foreign currency exposure and as a hedge against possible variations in foreign exchange rates. The Funds may enter into forward foreign currency contracts to hedge a specific security transaction or to hedge a portfolio position. These contracts may be bought or sold to protect the Funds, to some degree, against possible losses resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar. The Funds also may invest in foreign currency futures and in options on currencies. A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract. A Fund may enter into a contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of a Fund’s securities denominated in such foreign currency.

By entering into forward foreign currency contracts, a Fund will seek to protect the value of its investment securities against a decline in the value of a currency. However, these forward foreign currency contracts will not eliminate fluctuations in the underlying prices of the securities. Rather, they simply establish a rate of exchange which one can obtain at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. At the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A Fund may realize a gain or loss from currency transactions.

When entering into a contract for the purchase or sale of a security in a foreign currency, a Fund may enter into a forward foreign currency contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

Also, when a Fund’s sub-advisor anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of its securities denominated in such foreign currency. With respect to any such forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward foreign currency contracts may offer protection from losses resulting from declines in value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. A Fund will also incur costs in connection with forward foreign currency contracts and conversions of foreign currencies into U.S. dollars. A Fund will place assets in a segregated account, otherwise earmark assets as cover or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder to assure that its obligations under forward foreign currency contracts are covered.

The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward foreign currency contract. Accordingly, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the sub-advisor’s predictions regarding the movement of foreign currency or securities markets prove inaccurate.  Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a Fund will have flexibility to roll-over a forward foreign currency contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.

Futures Contracts and Options on Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. Some strategies reduce a Fund’s exposure to price fluctuations, while others tend to increase its exposure.  A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges.  In addition, a Fund will only sell covered futures contracts and options on futures contracts.

Stock and bond index futures are futures contracts for various stock and bond indices that are traded on registered securities exchanges.  Stock and bond index futures contracts obligate the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made.

Stock and bond index futures contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock or bond index value at the close of trading of the contract and the price at which the futures contract is originally struck.  No physical delivery of the stocks or bonds comprising the index is made; generally contracts are closed out prior to the expiration date of the contracts.

No price is paid upon entering into futures contracts. Instead, a Fund would be required to deposit an amount of cash or U.S. Treasury securities known as “initial margin.” Subsequent payments, called “variation margin,” to and from the broker, would be made on a daily basis as the value of the futures position varies (a process known as “marking to market”). The margin is in the nature of a performance bond or good-faith deposit on a futures contract.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and futures options.

A Fund may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices.  Some strategies reduce a Fund’s exposure to price fluctuations, while others tend to increase its market exposure.  Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Fund’s return.  When a Fund purchases or sells a futures contract, or sells an option thereon, a Fund is required to “cover” its position in order to limit the risk associated with the use of leverage and other related risks. To cover its position, a Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If a Fund continues to engage in the described investment techniques and properly covers its investment in the manner described above, the segregated account or other form of coverage will function as a practical limit on the amount of leverage which a Fund may undertake and on the potential increase in the speculative character of the Funds’ outstanding investments. Additionally, such coverage will generally assure the availability of adequate funds to meet the obligations of a Fund arising from such investment activities.

Illiquid Securities

Subject to the limitations in the 1940 Act, the Funds may invest in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on a Fund’s books.

Illiquid securities include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with maturities of over seven days in length. The Funds may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities.  Investing in such unlisted emerging country equity securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses.  As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities.  Because these types of securities are thinly traded, if at all, and market prices for these types of securities are generally not readily available, a Fund typically determines the price for these types of securities in good faith in accordance with policies and procedures adopted by the Board of Trustees.  Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund, or less than what may be considered the fair value of such securities.  Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, a Fund may be required to bear the expenses of registration.

In addition, the Funds believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities and other similar situations (collectively, “special situations”) could enhance the Funds’ capital appreciation potential.  To the extent these investments are deemed illiquid, the Funds’ investment in them will be consistent with their applicable restriction on investment in illiquid securities.  Investments in special situations and certain other instruments may be liquid, as determined by the Funds’ Advisor and/or sub-advisors based on criteria approved by the Board of Trustees.

Inflation-Protected Debt Securities

A Fund may invest in inflation-protected debt securities or inflation-indexed bonds.  Inflation-protected debt securities or inflation-indexed bonds include securities of varying maturities issued by the U.S. government, its agencies and instrumentalities, such as Treasury Inflation-Protected Securities (“TIPS”), as well as securities issued by other entities such as corporations, municipalities, foreign governments and foreign issuers.  Typically, such securities are structured as fixed income securities whose value is periodically adjusted according to the rate of inflation. The following two structures are common: (i) the U.S. Treasury and some other issuers issue inflation-indexed bonds that accrue inflation into the principal value of the security and (ii) other issuers may pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon.  Other types of inflation-indexed bonds exist which use an inflation index other than the CPI.

Inflation-indexed bonds issued by the U.S. Treasury, such as TIPS, have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. Typically, TIPS pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate.  A Fund may invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds.  In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While inflation-indexed bonds are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.

Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or a foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the U.S.  If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.  Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though the holder does not receive its principal until maturity.  See “Taxes” for more information.

Initial Public Offerings (“IPOs”)

Due to the typically small size of the IPO allocation available to the Funds and the nature and market capitalization of the companies involved in IPOs, a Fund’s advisor and/or sub-advisors will often purchase IPO shares that would qualify as a permissible investment for a Fund but will, instead, decide to allocate those IPO purchases to other funds they advise. Any such allocation will be done on a non-discriminatory basis.  Because IPO shares frequently are volatile in price, a Fund may hold IPO shares for a very short period of time.  This may increase the turnover of a Fund’s portfolio and may lead to increased expenses to a Fund, such as commissions and transaction costs.  By selling shares of an IPO, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders.

Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies.  Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain.  These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions.  They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital.  They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals.  Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.  Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

Interests in Publicly Traded Limited Partnerships

Interests in publicly traded limited partnerships (limited partnership interests or units) represent equity interests in the assets and earnings of the partnership’s trade or business.  Unlike common stock in a corporation, limited partnership interests have limited or no voting rights.  However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests.  In addition, limited partnership interests are subject to risks not present in common stock.  For example, interest income generated from limited partnerships deemed not to be “publicly traded” may not be considered “qualifying income” under the IRC and may trigger adverse tax consequences (please refer to the “Taxes” section of this SAI for a discussion of relevant tax risks).  Also, since publicly traded limited partnerships are a less common form of organizational structure than corporations, the limited partnership units may be less liquid than publicly traded common stock.  Also, because of the difference in organizational structure, the fair value of limited partnership units in a Fund’s portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the partnership.  Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership giving rise to broader liability exposure to the limited partners for activities of the partnership.  Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes.  In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.

Investment Company Shares

These investments are subject to limitations prescribed by the 1940 Act, the rules thereunder and applicable SEC staff interpretations thereof, or applicable exemptive relief granted by the SEC.  The 1940 Act limitations currently provide, in part, that a Fund may not purchase shares of an investment company if (a) such a purchase would cause a Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause a Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of the Fund’s total assets would be invested in the aggregate in all investment companies. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund.  A Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses.

The Advisor has received an exemptive order from the SEC that permits the funds it manages to invest their uninvested cash or cash collateral in one or more affiliated money market funds.  Each Fund (subject to its investment limitations) may invest up to 25% of its total assets in affiliated money market funds.  See also “Investment Limitations” and “Exchange Traded Funds.”

The shares of closed-end investment companies will generally be exchange-traded and are not redeemable. Closed-end fund shares often trade at a substantial discount (or premium) from their net asset value (“NAV”). Therefore, there can be no assurance that a share of a closed-end fund, when sold, will be sold at a price that approximates its NAV.  The Funds may also invest in closed-end investment companies in transactions not involving a public offering. These shares will be “restricted securities” and a Fund may be required to hold such shares until the closed-end fund’s termination unless redeemed earlier.

Leveraging

Leveraging a Fund through borrowing or other means creates an opportunity for increased net income, but, at the same time, creates special risk considerations.  For example, leveraging may exaggerate changes in the net asset value of a Fund’s shares and in the yield on the Fund’s portfolio.  Although the principal amount of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding.  Leveraging creates interest expenses for a Fund which could exceed the income from the assets retained.  To the extent the income derived from securities purchased with borrowed funds exceeds the interest that a Fund will have to pay, the Fund’s net income will be greater than if leveraging were not used.  Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a Fund will be less than if leveraging were not used, and therefore the amount available for distribution to stockholders as dividends will be reduced. Because the SEC staff believes that, among other transactions, reverse repurchase agreements and dollar roll transactions are collateralized borrowings, the SEC staff believes that they create leverage. The requirement that such transactions be fully collateralized by assets segregated by the Funds’ custodian or otherwise subject to “covering” techniques imposes a practical limit on the leverage these transactions create.

Lower-Rated Securities

A Fund may invest in lower-rated bonds commonly referred to as “junk bonds” or high-yield/high-risk securities. Lower-rated securities are defined as securities rated below the fourth highest rating category by a nationally recognized statistical rating organization (NRSRO). Such obligations are speculative and may be in default.  There may be no bottom limit on the ratings of high-yield securities that may be purchased or held by a Fund. Lower-rated or unrated (i.e., high-yield) securities are more likely to react to developments affecting issuers than are more highly rated securities, which primarily react to movements in the general level of interest rates.  The market values of fixed-income securities tend to vary inversely with the level of interest rates.  Yields and market values of high-yield securities will fluctuate over time, reflecting not only changing interest rates but the market’s perception of credit quality and the outlook for economic growth.  When economic conditions appear to be deteriorating, medium to lower-rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates.  Investors should carefully consider the relative risks of investing in high-yield securities and understand that such securities are not generally meant for short-term investing.

Adverse economic developments can disrupt the market for high-yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities.  In addition, the secondary market for high-yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities.  As a result, a Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded.  Furthermore, a Fund may experience difficulty in valuing certain securities at certain times.  Prices realized upon the sale of such lower-rated or unrated securities, under these circumstances, may be less than the prices used in calculating each Fund’s net asset value.

Lower-rated or unrated debt obligations also present risks based on payment expectations.  If an issuer calls the obligations for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors.  If a Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund’s investment portfolio and increasing the exposure of a Fund to the risks of high-yield securities.

Growth of High-Yield, High-Risk Bond Market:  The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector more vulnerable to economic downturns or increased interest rates.  Further, an economic downturn could severely disrupt the market for lower-rated bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest.  The market for lower-rated securities may be less active, causing market price volatility and limited liquidity in the secondary market.  This may limit a Fund’s ability to sell such securities at their market value. In addition, the market for these securities may be adversely affected by legislative and regulatory developments. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security.

Sensitivity to Interest Rate and Economic Changes:  Lower-rated bonds are very sensitive to adverse economic changes and corporate developments.  During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing.  If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it.  In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and a Fund’s net asset value.

Payment Expectations:  High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond’s value will decrease in a rising interest rate market, as will the value of a Fund’s assets.  If a Fund experiences significant unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing a Fund’s rate of return.

Taxes:  A Fund may purchase debt securities (such as zero-coupon or pay-in-kind securities) that contain original issue discount.  Original issue discount that accrues in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements of the IRC even though a Fund has not received any interest payments on such obligations during that period.  Because the original issue discount earned by a Fund in a taxable year is not represented by cash income, a Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions.  Borrowing to fund any distribution also has tax implications.  See “Taxes” for more information.

Micro Cap Securities.  The Funds may invest in companies whose total market capitalization at the time of investment is generally between $30 million and $500 million, referred to as micro cap companies.  Micro cap companies may not be well-known to the investing public, may not have significant institutional ownership and may have cyclical, static or only moderate growth prospects.  Micro cap companies may have greater risk and volatility than large companies and may lack the management depth of larger, mature issuers.  Micro cap companies may have relatively small revenues and limited product lines, markets, or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.  In addition, micro cap companies may be developing or marketing new products or services for which markets are not yet established and may never become established.  As a result, the prices of their securities may fluctuate more than those of larger issuers.

Money Market Instruments

Money market securities are high-quality, dollar-denominated, short-term debt instruments.  They include: (i) bankers’ acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

Mortgage-Related and Other Asset-Backed Securities

Asset-Backed Securities

Asset-backed securities are secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables.  Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets.  Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.  Covered bonds are a type of asset backed security that is created from public sector loans or mortgage loans where the security is backed by a separate group of loans.  Covered bonds typically carry a 2 to 10 year maturity rate and enjoy relatively high credit ratings, depending on the quality of the pool of loans backing the bond.  Lack of liquidity and tightening of credit markets will adversely affect the value of asset-backed securities.

A Fund may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses.  The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

Mortgage Pass-Through Securities

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by Government National Mortgage Association (GNMA)) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase.  The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of a Fund’s mortgage-related investments.  Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses.  Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates.  Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy.  Consequently, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities.  It is possible that such limited liquidity in such secondary markets could continue or worsen.

Government Pass-Through Securities

Government pass-through securities are securities that are issued or guaranteed by a U.S. government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are GNMA, Fannie Mae and Freddie Mac. GNMA, Fannie Mae and Freddie Mac guarantee timely distributions of interest to certificate holders. GNMA and Fannie Mae also guarantee timely distributions of scheduled principal. Freddie Mac generally guarantees only the ultimate collection of principal of the underlying mortgage loan.  Certain federal agencies, such as the GNMA, have been established as instrumentalities of the United States government to supervise and finance certain types of activities.  Issues of these agencies, while not direct obligations of the United States government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies’ right to borrow from the U.S. Treasury.  The issues of other agencies are supported by the credit of the instrumentality (e.g., Fannie Mae securities).  Government and private guarantees do not extend to the securities’ value, which is likely to vary inversely with fluctuations in interest rates.

There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “GNMAs”) that are guaranteed as to the timely payment of principal and interest by GNMA and are backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) that are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States. Fannie Maes are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-backed securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as “Freddie Macs” or “PC’s”). Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Since September 6, 2008, Fannie Mae and Freddie Mac have been under conservatorship, with the Federal Housing Finance Agency (“FHFA”) acting as conservator.  It is not known when or how the conservatorships will be terminated or what changes to Fannie Mae’s and Freddie Mac’s business structures will be made during or following the termination of the conservatorships.

On February 11, 2011, the Treasury and the U.S. Department of Housing and Urban Development released their report to Congress on reforming America’s housing finance market. The report provides that the Obama Administration will work with FHFA to determine the best way to responsibly reduce Fannie Mae’s and Freddie Mac’s role in the market and ultimately wind down both institutions.  Based on quarterly loss figures, in August 2011 both Fannie Mae and Freddie Mac requested additional support from the U.S. Treasury. In November 2011, Freddie Mac also requested additional support from the U.S. Treasury. Further, when a ratings agency downgraded long-term U.S. government debt in August 2011, the agency also downgraded the Fannie Mae’s and Freddie Mac’s bond ratings, from AAA to AA+, based on their direct reliance on the U.S. Government.

Fannie Mae and Freddie Mac are each subject to investigations by the Department of Justice and SEC, and each is a party to a number of lawsuits.  Each of Fannie Mae and Freddie Mac may be required to pay substantial judgments, settlements or penalties and incur significant expenses in connection with these investigations and lawsuits, which could have a material adverse effect on each of their businesses, results of operations, financial condition, liquidity and net worth. Serious discussions among policymakers continue, however, as to whether Fannie Mae and Freddie Mac should be nationalized, privatized, restructured, or eliminated altogether.  Importantly, the future of the entities is in question as the U.S. Government considers multiple options regarding the future of Fannie Mae and Freddie Mac.

REMICS

REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by interests in real property.  For Freddie Mac REMIC Certificates, Freddie Mac guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae.

CMOs

A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, Freddie Mac, or Fannie Mae, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

Commercial Mortgage-Backed Securities

Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Mortgage Dollar Rolls

Mortgage “dollar rolls” are transactions in which mortgage-backed securities are sold for delivery in the current month and the seller simultaneously contracts to repurchase substantially similar securities on a specified future date. The difference between the sale price and the purchase price (plus any interest earned on the cash proceeds of the sale) is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with a Fund being paid a fee as consideration for entering into the commitment to purchase. Mortgage dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by a Fund to buy a security. If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund’s right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security a Fund is required to repurchase may be worth less than the security that a Fund originally held. A Fund will place U.S. government or other liquid securities in a segregated in an amount sufficient to cover its repurchase obligation or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder.

Stripped Mortgage-Backed Securities (“SMBS”)

SMBS are derivative multi-class mortgage securities.  SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.  SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets.  A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal.

In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class).  The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities.  If the assets underlying the interest-only securities experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities.  Conversely, principal-only securities tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.  The secondary market for SMBS may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Fund’s ability to buy or sell these securities at any particular time.

Municipal Securities

A Fund may invest in debt obligations issued by or on behalf of states, territories and possessions of the U.S., the District of Columbia and their sub-divisions, agencies and instrumentalities (collectively, “municipal securities”) to obtain funds for various public purposes such as the construction of public facilities, the payment of general operating expenses or the refunding of outstanding debts.  Yields on municipal securities are the product of a variety of factors, including the general conditions of the money market and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue.  Although the interest on municipal securities may be exempt from Federal income tax, dividends paid by a Fund to its shareholders may not be tax-exempt.  A brief description of some typical types of municipal securities follows:

General Obligation Securities.  General Obligation Securities are backed by the taxing power of the issuing municipality and are considered the safest type of municipal bond.  The proceeds from general obligation securities are used to fund a wide range of public projects, including the construction or improvement of schools, highways and roads, and water and sewer systems.

Revenue or Special Obligation Securities.  Revenue or Special Obligation Securities are backed by the revenues of a specific project or facility - tolls from a toll bridge, for example.  The proceeds from revenue or special obligation securities are used to fund a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals.  Many municipal issuers also establish a debt service reserve fund from which principal and interest payments are made.  Further security may be available in the form of the state’s ability, without obligation, to make up deficits in the reserve fund.

Municipal Lease Obligations.  Municipal Lease Obligations may take the form of a lease, an installment purchase or a conditional sale contract issued by state and local governments and authorities to acquire land, equipment and facilities.  Usually, a Fund will purchase a participation interest in a municipal lease obligation from a bank or other financial intermediary.  The participation interest gives the holder a pro-rata, undivided interest in the total amount of the obligation.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds.  The interest income from the lease obligation may become taxable if the lease is assigned.  Also, to free the municipal issuer from constitutional or statutory debt issuance limitations, many leases and contracts include non-appropriation clauses providing that the municipality has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the municipality on a yearly or other periodic basis.  Finally, the lease may be illiquid.

Bond Anticipation Notes.  Bond Anticipation Notes are normally issued to provide interim financing until long-term financing can be arranged.  The long-term bonds then provide money for the repayment of the notes.

Tax Anticipation Notes.  Tax Anticipation Notes finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable for these specific future taxes.

Revenue Anticipation Notes.  Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.

Industrial Development Bonds (“IDBs”) and Private Activity Bonds (“PABs”).  IDBs and PABs are specific types of revenue bonds issued on or behalf of public authorities to finance various privately operated facilities such as educational, hospital or housing facilities, local facilities for water supply, gas, electricity, sewage or solid waste disposal, and industrial or commercial facilities.  PABs generally are such bonds issued after April 15, 1986.  These obligations are included within the term “municipal bonds” if the interest paid on them is exempt from federal income tax in the opinion of the bond issuer’s counsel.  IDBs and PABs are in most case revenue bonds and thus are not payable from the unrestricted revenues of the issuer.  The credit quality of the IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed, or some form of credit enhancement such as a letter of credit.

Resource Recovery Bonds.  Resource Recovery Bonds are affected by a number of factors, which may affect the value and credit quality of these revenue or special obligations.  These factors include the viability of the project being financed, environmental protection regulations and project operator tax incentives.

Tax-Exempt Commercial Paper and Short-Term Municipal Notes.  Tax-Exempt Commercial Paper and Short-Term Municipal Notes provide for short-term capital needs and usually have maturities of one year or less.  They include tax anticipation notes, revenue anticipation notes and construction loan notes.

Construction Loan Notes.  Construction Loan Notes are sold to provide construction financing.  After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration by way of Fannie Mae or Ginnie Mae.

Put Bonds.  Put Bonds are municipal bonds which give the holder the right to sell the bond back to the issuer or a third party at a specified price and exercise date, which is typically well in advance of the bond’s maturity date.

Build America Bonds (“BABs”).  BABs are taxable municipal bonds that carry special tax credits and federal subsidies for either the bond issuer or the bondholder. There are two types of BABs - Tax Credit BABs and Direct Payment BABs. Direct Payment BABs provide a federal subsidy of 35% of the interest paid on the bonds to the issuer. Tax Credit BABs provides a federal subsidy as a refundable tax credit directly to the bondholders. While the bondholder is the recipient of the tax credit through Tax Credit BABs, and the bond issuer is the recipient of the tax subsidy through Direct Payment BABs, both options reduce the cost of borrowing for the bond issuer in comparison to traditional taxable corporate bonds, and in many cases, it is more cost effective than issuing traditional tax-exempt bonds.

After purchase by a Fund, an issue of municipal securities may cease to be rated by Moody’s Investors Service, Inc. (Moody’s) or Standard and Poor’s Ratings Services (S&P), or another nationally recognized statistical rating organization (NRSRO), or the rating of such a security may be reduced below the minimum credit quality rating required for purchase by the Fund.  Neither event would require a Fund to dispose of the security. To the extent that the ratings applied by Moody’s, S&P or another NRSRO to municipal securities may change as a result of changes in these rating systems, a Fund will attempt to use comparable credit quality ratings as standards for its investments in Municipal Securities.

A Fund may invest in municipal securities that are insured by financial insurance companies. Since a limited number of entities provide such insurance, a Fund may invest more than 25% of its assets in securities insured by the same insurance company.  Since a Fund invests in municipal securities backed by insurance companies and other financial institutions, changes in the financial condition of these institutions could cause losses to a Fund and affect its share price. A Fund may also invest in taxable municipal securities. Taxable municipal securities are debt securities issued by or on behalf of states and their political subdivisions, the District of Columbia, and possessions of the United States, the interest on which is not exempt from federal income tax.

The yields on municipal securities are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions of the municipal securities market, size of a particular offering, and maturity and rating of the obligation. Because many municipal securities are issued to finance similar projects, especially those related to education, health care, transportation and various utilities, conditions in those sectors and the financial condition of an individual municipal issuer can affect the overall municipal market. The market values of the municipal securities held by a Fund will be affected by changes in the yields available on similar securities. If yields increase following the purchase of a municipal security, the market value of such municipal security will generally decrease. Conversely, if yields decrease, the market value of a municipal security will generally increase.

Obligations of Supranational Entities

Obligations of supranational entities are obligations of entities established through the joint participation of several governments, such as the Asian Development Bank, the Inter-American Development Bank, International Bank of Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank.

Options

A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, a Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened.  If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or a Fund delivers the security upon exercise.

A Fund may purchase put and call options to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that a Fund may seek to purchase in the future.  A Fund will pay a premium when purchasing put and call options.  If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write covered call and put options.  A Fund may write covered call options as a means of increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value.  When a Fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and a Fund will realize as profit the premium received for such option.  When a call option written by a Fund is exercised, a Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price.  When a put option written by a Fund is exercised, a Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over-the-counter.  Over-the-counter options (“OTC options”) differ from exchange-traded options in several respects.  They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer.  OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options.  Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker.  It is the position of the SEC that OTC options are generally illiquid.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates.  Call options on foreign currencies written by a Fund will be “covered,” which means that a Fund will own an equal amount of the underlying foreign currency.  With respect to put options on foreign currency written by a Fund, a Fund will establish a segregated account with its custodian consisting of cash or liquid, high grade debt securities in an amount equal to the amount a Fund would be required to pay upon exercise of the put, otherwise earmark assets as cover or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder.

Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally. There are certain additional risks associated with foreign currency options. The markets in foreign currency options are relatively new, and a Fund’s ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.  There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. option markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

A Fund may purchase and write put and call options on indices and enter into related closing transactions.  Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option.  This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number.  Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.  A Fund may choose to terminate an option position by entering into a closing transaction.  The ability of a Fund to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.

All options written on indices must be covered.  When a Fund writes an option on an index, it will establish a segregated account containing cash or liquid securities with its custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

A Fund will not engage in transactions involving interest rate futures contracts for speculation but only as a hedge against changes in the market values of debt securities held or intended to be purchased by a Fund and where the transactions are appropriate to reduce the Fund’s interest rate risks.  There can be no assurance that hedging transactions will be successful.  A Fund also could be exposed to risks if it cannot close out its futures or options positions because of any illiquid secondary market.

Futures and options have effective durations that, in general, are closely related to the effective duration of the securities that underlie them.  Holding purchased futures or call option positions (backed by segregated cash or other liquid securities) will lengthen the duration of a Fund’s portfolio.

A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position.  For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument.  Alternatively, a Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase.  Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Caps, Collars and Floors.  Caps and floors have an effect similar to buying or writing options.  In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party.  For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level.  The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level.  An interest rate collar combines elements of buying a cap and selling a floor.

Inverse Floaters.  A Fund may invest in inverse floaters.  Inverse floaters are derivative securities whose interest rates vary inversely to changes in short-term interest rates and whose values fluctuate inversely to changes in long-term interest rates.  The value of certain inverse floaters will fluctuate substantially more in response to a given change in long-term rates than would a traditional debt security.  These securities have investment characteristics similar to leverage, in that interest rate changes have a magnified effect on the value of inverse floaters.

Ordinary Shares

Ordinary shares are shares of foreign issuers that are traded abroad and on a United States exchange.  Ordinary shares may be purchased with and sold for U.S. dollars.  Investing in foreign companies may involve risks not typically associated with investing in United States companies.  See “Securities of Foreign Issuers.”

Participation Interests

A Fund may invest in participation interests in fixed income securities.  A participation interest provides the certificate holder with a specified interest in an issue of fixed income securities.

Some participation interests give the holders differing interests in the underlying securities, depending upon the type or class of certificate purchased.  For example, coupon strip certificates give the holder the right to receive a specific portion of interest payments on the underlying securities; principal strip certificates give the holder the right to receive principal payments and the portion of interest not payable to coupon strip certificate holders.  Holders of certificates of participation in interest payments may be entitled to receive a fixed rate of interest, a variable rate that is periodically reset to reflect the current market rate or an auction rate that is periodically reset at auction.  Asset-backed residuals represent interests in any excess cash flow remaining after required payments of principal and interest have been made.

More complex participation interests involve special risk considerations.  Since these instruments have only recently been developed, there can be no assurance that any market will develop or be maintained for the instruments.  Generally, the fixed income securities that are deposited in trust for the holders of these interests are the sole source of payments on the interests; holders cannot look to the sponsor or trustee of the trust or to the issuers of the securities held in trust or to any of their affiliates for payment.

Participation interests purchased at a discount may experience price volatility.  Certain types of interests are sensitive to fluctuations in market interest rates and to prepayments on the underlying securities.  A rapid rate of prepayment can result in the failure to recover the holder’s initial investment.

The extent to which the yield to maturity of a participation interest is sensitive to prepayments depends, in part, upon whether the interest was purchased at a discount or premium, and if so, the size of that discount or premium.  Generally, if a participation interest is purchased at a premium and principal distributions occur at a rate faster than that anticipated at the time of purchase, the holder’s actual yield to maturity will be lower than that assumed at the time of purchase.

Conversely, if a participation interest is purchased at a discount and principal distributions occur at a rate faster than that assumed at the time of purchase, the investor’s actual yield to maturity will be higher than that assumed at the time of purchase.

Participation interests in pools of fixed income securities backed by certain types of debt obligations involve special risk considerations.  The issuers of securities backed by automobile and truck receivables typically file financing statements evidencing security interests in the receivables, and the servicers of those obligations take and retain custody of the obligations.  If the servicers, in contravention of their duty to the holders of the securities backed by the receivables, were to sell the obligations, the third party purchasers could acquire an interest superior to the interest of the security holders.  Also, most states require that a security interest in a vehicle must be noted on the certificate of title and the certificate of title may not be amended to reflect the assignment of the lender’s security interest.  Therefore, the recovery of the collateral in some cases may not be available to support payments on the securities.  Securities backed by credit card receivables are generally unsecured, and both federal and state consumer protection laws may allow set-offs against certain amounts owed.

Pay-In-Kind (PIK) Bonds

Pay-in-kind bonds are securities which, at the issuer’s option, pay interest in either cash or additional securities for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

Preferred Stock

Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends generally are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Over-The-Counter Stocks

A Fund may invest in over-the-counter stocks.  In contrast to the securities exchanges, the over-the-counter market is not a centralized facility that limits trading activity to securities of companies which initially satisfy certain defined standards.  Generally, the volume of trading in an unlisted or over-the-counter common stock is less than the volume of trading in a listed stock.  This means that the depth of market liquidity of some stocks in which each Fund invests may not be as great as that of other securities and, if the Funds were to dispose of such a stock, they might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

Privatization

Privatizations are foreign government programs for selling all or part of the interests in government owned or controlled enterprises. The ability of a U.S. entity to participate in privatizations in certain foreign countries may be limited by local law, or the terms on which a Fund may be permitted to participate may be less advantageous than those applicable for local investors. There can be no assurance that foreign governments will continue to sell their interests in companies currently owned or controlled by them or that privatization programs will be successful.

Receipts

Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal.  This discount is accreted over the life of the security, and such accretion will constitute the income earned on a security for both accounting and tax purposes.  Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

Real Estate Investment Trusts (“REITs”)

The Funds may invest in REITs, which pool investors’ money for investment in income producing commercial real estate or real estate related loans or interests.

A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year.  Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs.  Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.  Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.  A shareholder in a Fund should realize that by investing in REITs indirectly through the Fund, he or she will bear not only his or her proportionate share of the expenses of the Fund, but also indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with the direct investments of the REITs.  REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants.  Mortgage REITs may be affected by the quality of the credit extended.  Furthermore, REITs are dependent on specialized management skills.  Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.  REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations.  In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the IRC or its failure to maintain exemption from registration under the 1940 Act.

Repurchase Agreements

Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase.  The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security.  A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Fund for purposes of its investment limitations.  The repurchase agreements entered into by a Fund will provide that the underlying security at all times shall have a value at least equal to 100% of the resale price stated in the agreement (the Advisor monitors compliance with this requirement).   In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if a Fund is treated as an unsecured creditor and is required to return the underlying security to the seller’s estate.

Reverse Repurchase Agreement, Dollar Roll and Reverse Dollar Roll Transactions

A reverse repurchase agreement involves a sale by a Fund of securities that it holds to a bank, broker-dealer or other financial institution concurrently with an agreement by a Fund to repurchase the same securities at an agreed-upon price and date.  Reverse repurchase agreements are considered borrowing by a Fund and are subject to a Fund’s limitations on borrowing.  A dollar roll transaction involves a sale by a Fund of an eligible security to a financial institution concurrently with an agreement by a Fund to repurchase a similar eligible security from the institution at a later date at an agreed-upon price.  A reverse dollar roll transaction involves a purchase by a Fund of an eligible security from a financial institution concurrently with an agreement by a Fund to resell a similar security to the institution at a later date at an agreed-upon price. Each Fund will fully collateralize its reverse repurchase agreements, dollar roll and reverse dollar roll transactions in an amount at least equal to the Fund’s obligations under the reverse repurchase agreement, dollar roll or reverse dollar roll transaction by segregating cash or other liquid securities, otherwise earmarking cash or other liquid securities or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder.

Royalty Trusts

Royalty trusts are structured similarly to REITs. A royalty trust generally acquires an interest in natural resource companies or chemical companies and distributes the income it receives to the investors of the royalty trust.  A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.

Rule 144A Securities

Rule 144A securities are securities exempt from registration on resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”).  Rule 144A securities are traded in the institutional market pursuant to this registration exemption, and, as a result, may not be as liquid as exchange-traded securities since they may only be resold to certain qualified institutional investors.  Due to the relatively limited size of this institutional market, these securities may affect the liquidity of Rule 144A securities to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities.  Nevertheless, Rule 144A securities may be treated as liquid securities pursuant to guidelines adopted by the Trust’s Board of Trustees.

Securities Lending

In order to generate additional income, a Fund may lend its securities pursuant to agreements requiring that the loan be continuously secured by collateral consisting of: (1) cash in U.S. dollars; (2) securities issued or fully guaranteed by the United States government or issued and unconditionally guaranteed by any agencies thereof; or (3) irrevocable performance letters of credit issued by banks approved by each Fund.  All collateral must equal at least 100% of the market value of the loaned securities.  A Fund continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral.  Collateral is marked to market daily.  There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent. In addition, cash collateral invested by the lending Fund is subject to investment risk and a Fund may experience losses with respect to its collateral investments. The SEC currently requires that the following conditions must be met whenever the Fund’s portfolio securities are loaned:  (1) a Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) a Fund must be able to terminate the loan at any time; (4) a Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) a Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (7) a Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans.

Securities of Foreign Issuers

The Funds may invest in securities of foreign issuers and in sponsored and unsponsored ADRs. Investments in the securities of foreign issuers may subject the Funds to investment risks that differ in some respects from those related to investments in securities of U.S. issuers.  Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates.  Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers.  In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation than are those in the United States.  Investments in securities of foreign issuers are frequently denominated in foreign currencies and the value of a Fund’s assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and the Funds may incur costs in connection with conversions between various currencies.  Each of the Touchstone Value Fund, the Touchstone Capital Growth Fund, the Touchstone Mid Cap Value Opportunities Fund and the Touchstone Small Cap Value Opportunities may invest up to 15% of its assets in securities of foreign issuers.  ADRs are not considered by the Touchstone Value Fund, the Touchstone Capital Growth Fund, the Touchstone Mid Cap Value Opportunities Fund and the Touchstone Small Cap Value Opportunities to be securities of foreign issuers for purposes of this limitation.

Foreign Market Risk. A Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for a Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer a Fund’s assets or income back into the United States or otherwise adversely affect a Fund’s operations. Other potential foreign market risks include exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets or imposition of (or change in) exchange control regulations. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect a Fund’s operations.

Public Availability of Information. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. While the volume of transactions effected on foreign stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange. Accordingly, a Fund’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, a Fund could be liable to that party for any losses incurred. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign taxes on income from sources in such countries.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States does. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. In addition, the U.S. Government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as a Fund. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for a Fund to completely and accurately determine a company’s financial condition. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount a Fund can earn on its investments.

Emerging Market Securities

Emerging market countries are generally countries that are included in the MSCI Emerging Markets Index, or otherwise excluded from the MSCI World Index.  As of September 30, 2013, the countries in the MSCI World Index included: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.  The country composition of the MSCI Emerging Markets Index and the MSCI World Index can change over time.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit a Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for a Fund.  Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies.  There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market.  As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened.  In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to a Fund of additional investments.  The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of a Fund’s acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

Some emerging countries currently prohibit direct foreign investment in the securities of their companies.  Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act.  Shareholders of a Fund that invests in such investment funds will bear not only their proportionate share of the expenses of a Fund (including operating expenses and the fees of the adviser), but also will indirectly bear similar expenses of the underlying investment funds.  In addition, these investment funds may trade at a premium over their net asset value.

Participatory notes (commonly known as P-notes) are offshore derivative instruments issued to foreign institutional investors and their sub-accounts against underlying Indian securities listed on the Indian bourses.  These securities are not registered with the Securities and Exchange Board of India.  Participatory notes are similar to ADRs and the risks of investing in participatory notes are similar to those discussed above with respect to securities of foreign issuers in general.

Senior Securities

Senior securities may include any obligation or instrument issued by a Fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Short Sales

In a short sale, a Fund sells a security, which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, a Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a “short position” in the securities sold until it delivers them to the broker. The period during which a Fund has a short position can range from one day to more than a year. Until a Fund replaces the security, the proceeds of the short sale are retained by the broker, and a Fund must pay to the broker a negotiated portion of any dividends or interest, which accrue during the period of the loan.

A short sale is “against the box” if at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short.  A short sale against the box is a taxable transaction to a Fund with respect to the securities that are sold short.

In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box” and the securities sold short are placed in a segregated account (not with the broker), or unless the Fund’s obligation to deliver the securities sold short is otherwise “covered,” whether by placing assets in a segregated account or otherwise earmarking assets as cover in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short, or otherwise.  Any Fund that engages in short sales will comply with these requirements.

Sovereign Debt

The cost of servicing sovereign debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates that are adjusted based upon international interest rates.  The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing or other factors, a governmental obligor may default on its obligations.  If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor.  Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country.  In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Stand-By Commitments

When a Fund purchases municipal obligations, it may also acquire stand-by commitments from banks and broker-dealers with respect to such municipal obligations.  A stand-by commitment is the equivalent of a put option acquired by a Fund with respect to a particular municipal obligation held in its portfolio.  A stand-by commitment is a security independent of the municipal obligation to which it relates.  The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances relating to a change in market value, would be substantially the same as the value of the underlying municipal obligation.  A stand-by commitment might not be transferable by the Fund, although it could sell the underlying municipal obligation to a third party at any time.

Each Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration.  However, if necessary and advisable, a Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities).  The total amount paid in either manner for outstanding stand-by commitments held by a Fund will not exceed 10% of the value of the Fund’s total assets calculated immediately after each stand-by commitment is acquired.  A Fund will enter into stand-by commitments only with banks and broker-dealers that, in the judgment of the Advisor or sub-advisor, as the case may be, present minimal credit risks.

Step Coupon Bonds (“STEPS”)

A Fund may invest in debt securities which pay interest at a series of different rates (including 0%) in accordance with a stated schedule for a series of periods.  In addition to the risks associated with the credit rating of the issuers, these securities may be subject to more volatility risk than fixed rate debt securities.

Structured Notes

A Fund may invest in structured notes, including “total rate of return swaps,” with rates of return determined by reference to the total rate of return on one or more loans referenced in such notes.  The rate of return on the structured note may be determined by applying a multiplier to the rate of total return on the referenced loan or loans.  Application of a multiplier is comparable to the use of leverage, which magnifies the risk of loss, because a relatively small decline in the value of a referenced note could result in a relatively large loss in value.

Swap Agreements

A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc.  The nominal amount on which the cash flows are calculated is called the notional amount.  Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price.  The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund.  If a swap agreement calls for payments by a Fund, a Fund must be prepared to make such payments when due.  In addition, if the counter-party’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties.  The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party.  A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.  If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify a Fund’s gains or losses.  In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the SEC.  If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement.  If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.

Equity Swaps.  In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate.  By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks.  Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a Fund will be committed to pay.

Interest Rate Swaps.  Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future.  Some of the different types of interest rate swaps are “fixed-for floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows.  Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different.  Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely.  For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, a Fund may have to pay more money than it receives.  Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, a Fund may receive less money than it has agreed to pay.

Currency Swaps.  A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency.  A Fund may enter into a currency swap when it has one currency and desires a different currency.  Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest.  Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract.  Changes in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Credit Default Swaps.  A credit default swap is an agreement between a Fund and a counterparty that enables a Fund to buy or sell protection against a credit event related to a referenced debt obligation. One party, acting as a “protection buyer,” makes periodic payments to the other party, a “protection seller,” in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Acting as a protection seller allows a Fund to create an investment exposure similar to owning a bond. Acting as a protection buyer allows a Fund potentially to reduce its credit exposure to a bond it owns or to take a “short” position in a bond it does not own.

As the protection buyer in a credit default swap, a Fund may pay a premium (by means of periodic payments) in return for the right to deliver specified bonds or loans to the protection seller and receive the par (or other agreed-upon) value upon default or similar events by the issuer of the underlying reference obligation.  If no default occurs, the protection seller would keep the stream of payments and would have no further obligations to the Fund.  As the protection buyer, a Fund bears the risk that the investment might expire worthless and/or that the protection seller may fail to satisfy its payment obligations to a Fund in the event of a default or similar event.  In addition, when a Fund is a protection buyer, the Fund’s investment would only generate income in the event of an actual default or similar event by the issuer of the underlying reference obligation.

A Fund may also use credit default swaps for investment purposes by selling a credit default swap, in which case, the Fund, as the protection seller, would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the protection buyer in the event of a default or similar event by the third-party issuer of the underlying reference obligation.  In return for its obligation, a Fund would receive from the protection buyer a periodic stream of payments over the term of the contract.  If no credit event occurs, a Fund would keep the stream of payments and would have no payment obligations.  As the protection seller in a credit default swap, a Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, a Fund is subject to investment exposure on the notional amount of the swap. Consistent with SEC staff guidance, if the Fund sells a credit default swap it will segregate assets equal to the full notional amount of the swap in order to cover its obligations under the instrument.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Tender Option Bonds

A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof.  As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination.  Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate.  The Advisor or sub-advisor as the case may be, will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option.  In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal of interest on the underlying municipal securities and for other reasons.

Time Deposits

Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

Technology Securities

The value of technology securities may fluctuate dramatically and technology securities may be subject to greater than average financial and market risk.  Investments in the high technology sector include the risk that certain products may be subject to competitive pressures and aggressive pricing and may become obsolete and the risk that new products will not meet expectations or even reach the market.

U.S. Government Securities

U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.  Some U.S. Government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States.  Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. Government to purchase the agency’s obligations, such as securities of Fannie Mae; or (iii) only the credit of the issuer, such as securities of the Student Loan Marketing Association. No assurance can be given that the U.S. Government will provide financial support in the future to U.S. Government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.

Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or any of its agencies, authorities or instrumentalities; and (ii) participation interests in loans made to foreign governments or other entities that are so guaranteed.  The secondary market for certain of these participation interests is limited and, therefore, may be regarded as illiquid.

U.S. Treasury Obligations

U.S. Treasury Obligations are bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as separately traded registered interest and principal securities (“STRIPS”) and coupons under book entry safekeeping (“CUBES”).  They also include Treasury inflation-protection securities (“TIPS”).

Variable and Floating Rate Instruments

Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature.  Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices.  The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes.  There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates.  A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

Warrants and Rights

Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period. Rights are similar to warrants but normally have a short life span to expiration.  The purchase of warrants or rights involves the risk that a Fund could lose the purchase value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrants’ and rights’ expiration.  Also, the purchase of warrants and/or rights involves the risk that the effective price paid for the warrants and/or rights added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.  Buying a warrant does not make a Fund a shareholder of the underlying stock.  The warrant holder has no voting or dividend rights with respect to the underlying stock.  A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

When-Issued, Delayed Delivery Securities and Forward Commitment Transactions

To secure prices deemed advantageous at a particular time, a Fund may purchase securities on a when-issued or delayed-delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities would be made prior to the reciprocal delivery or payment by the other party to the transaction.  When-issued or delayed delivery securities are subject to market fluctuations due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed.  Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring the securities for its investment portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

Yankee Obligations

Yankee obligations (“Yankees”) are U.S. dollar-denominated instruments of foreign issuers who either register with the SEC or issue securities under Rule 144A of the 1933 Act. These consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and bankers’ acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government. Yankee obligations, as obligations of foreign issuers, are subject to the same types of risks discussed above in “Securities of Foreign Issuers.”

Zero Coupon Securities

The Funds may invest in zero coupon bonds of governmental or private issuers that generally pay no interest to their holders prior to maturity. Since zero coupon bonds do not make regular interest payments, they allow an issuer to avoid the need to generate cash to meet current interest payments and may involve greater credit risks than bonds paying interest currently. The IRC requires that a Fund accrue interest income on zero coupon bonds for each taxable year, even though no cash has been paid on the bonds, and generally requires a Fund to distribute such income (net of deductible expenses, if any) to avoid being subject to tax and to continue to maintain its status as a regulated investment company (“RIC”) under the IRC. Because no cash is generally received at the time of accrual, a Fund may be required to sell investments (even if such sales are not advantageous) to obtain sufficient cash to satisfy the distribution requirements applicable to a Fund under the IRC. See “Taxes” for more information.

Zero coupon securities may include treasury securities that have had their interest payments (“coupons”) separated from the underlying principal (“corpus”) by their holder, typically a custodian bank or investment brokerage firm.  Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately.  The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments.  Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system.  Under a Federal Reserve program known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities,” a Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

INVESTMENT LIMITATIONS

Fundamental Limitations.  The following investment limitations are fundamental policies of each Fund which cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund’s outstanding shares.

The term “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding shares, whichever is less.  Except for the limitations on illiquid securities and bank borrowings, if a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values or other circumstances will not be considered a deviation from this policy.

Several of these fundamental investment limitations include the defined term “1940 Act Laws, Interpretations and Exemptions.” This term means the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC and any exemptive order or similar relief granted to a Fund.

The following fundamental investment limitations apply to each Fund:

1.  Each Fund, other than the Touchstone Capital Growth Fund, is a “diversified company” as defined in the 1940 Act.  This means that a Fund will not purchase the securities of any issuer if, as a result, a Fund would fail to be a diversified company within the meaning of the 1940 Act Laws, Interpretations and Exemptions.  This restriction does not prevent a Fund from purchasing the securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

Please refer to number 1 of the “Non-Fundamental Investment Limitations” section for further information.

2.  A Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

Please refer to number 2 of the “Non-Fundamental Investment Limitations” section for further information.

3.  A Fund may not underwrite the securities of other issuers.  This restriction does not prevent a Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether a Fund may be considered to be an underwriter under the Securities Act of 1933, as amended.

4.  A Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act, Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit a Fund’s investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments or (iii) repurchase agreements collateralized by such obligations.

5.  A Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments.  This restriction does not prevent a Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

6.  A Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.  This restriction does not prevent a Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

7.  A Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent a Fund from, among other things, purchasing debt obligations, entering repurchase agreements, lending portfolio securities or investing in loans, including assignments and participation interests.

Please refer to number 3 of the “Non-Fundamental Investment Limitations” section for further information.

Non-fundamental investment limitations

Each Fund also has adopted certain non-fundamental investment limitations.  A non-fundamental investment limitation may be amended by the Board without a vote of shareholders.

The following non-fundamental investment limitations apply to each Fund:

1.             In complying with the fundamental investment restriction regarding issuer diversification, a Fund will not, with respect to 75% of its total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) a Fund would hold more than 10% of the outstanding voting securities of that issuer.  This limitation does not apply to the Touchstone Capital Growth Fund.

2.             In complying with the fundamental investment restriction regarding borrowing and issuing senior securities, a Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

3.             In complying with the fundamental investment restriction with regard to making loans, a Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that a Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in the Statement of Additional Information.

A Fund will determine compliance with the fundamental and non-fundamental investment restriction percentages above (with the exception of the restriction relating to borrowing) and other investment restrictions in this SAI immediately after and as a result of its acquisition of such security or other asset.  Accordingly, a Fund will not consider changes in values, net assets, or other circumstances when determining whether the investment complies with its investment restrictions.

TRUSTEES AND OFFICERS

The following is a list of the Trustees and executive officers of the Trust, the length of time served, principal occupations for the past 5 years, number of funds overseen in the Touchstone Fund Complex and other directorships held.  All funds managed by the Advisor are part of the “Touchstone Fund Complex.”  The Touchstone Fund Complex consists of the Trust, Touchstone Funds Group Trust, Touchstone Institutional Funds ,Trust Touchstone Investment Trust, Touchstone Tax-Free Trust, and Touchstone Variable Series Trust.  The Trustees who are not interested persons of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.”

Interested Trustees(1):

Name Address Year of Birth	Position Held with Trust	Term of Office And Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex(3)	Other Directorships Held During Past 5 Years(4)
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1955	Trustee and President	Until retirement at age 75 or until she resigns or is removed Trustee since 1999	President and CEO of IFS Financial Services, Inc. (a holding company).	50

Director of LaRosa’s (a restaurant chain), Capital Analysts Incorporated (an investment advisor and broker-dealer), IFS Financial Services, Inc. (a holding company),  Integrity and National Integrity Life Insurance Co., Touchstone Securities (the Trust’s distributor), Touchstone Advisors (the Trust’s investment advisor and administrator), W&S Brokerage Services (a brokerage company) and W&S Financial Group Distributors (a distribution company).

Independent Trustees:

Name Address Year of Birth	Position Held with Trust	Term of Office And Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex(3)	Other Directorships Held During Past 5 Years(4)
Phillip R. Cox 105 East Fourth Street Cincinnati, OH Year of Birth: 1947	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 1999	President and Chief Executive Officer of Cox Financial Corp. (a financial services company).	50

Director of Cincinnati Bell (a communications company), Bethesda Inc. (a hospital), Timken Co. (a manufacturing company), Diebold (a technology solutions company), and Ohio Business Alliance for Higher Education. Director of Duke Energy from 1994 – 2008.

Independent Trustees:

Name Address Year of Birth	Position Held with Trust	Term of Office And Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex(3)	Other Directorships Held During Past 5 Years(4)
William C. Gale c/o Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1952	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Senior Vice President and Chief Financial Officer of Cintas Corporation (a business service company) from 1995 to the present.	50	None

Susan J. Hickenlooper c/o Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1946	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2009	Financial Analyst for Impact 100 (Charitable Organization) from 11/2012 to present.	50

Trustee of Gateway Trust (a mutual fund) from 2006 - 2009, Trustee of Cincinnati Parks Foundation (a charitable organization) from 2000 to present, Trustee of Episcopal Retirement Homes Foundation from 1998 -2011.

H. Jerome Lerner c/o Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1938	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 1989	None.	50	Director of BASCO Shower Enclosures (a design and manufacturing company); Hebrew Union College- Jewish Institute of Religion.

Kevin A. Robie c/o Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1956	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Vice President of Portfolio Management at Soin International LLC (a private multinational holding company) from 2004 to present.	50

Director of Buckeye EcoCare, Inc. (a lawn care company) from 2013 to present; Trustee of Dayton Region New Market Fund, LLC (a private fund) from 2010 to present; Trustee of the Entrepreneurs Center, Inc. (a small business incubator) from 2006 to present; and Director of Interventional Imaging, Inc. (a medical device company) from 2004 to 2011.

Donald C. Siekmann c/o Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1938	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2005	Executive for Duro Bag Manufacturing Co. (a bag manufacturer) from 2002 -2008.	50	Riverfront Mutual Funds (until 2008).

Independent Trustees:

Name Address Year of Birth	Position Held with Trust	Term of Office And Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex(3)	Other Directorships Held During Past 5 Years(4)
Edward J. VonderBrink c/o Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1944	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Consultant, VonderBrink Consulting LLC from 2000 to present.	50

Director of Streamline Health Solutions, Inc. (healthcare IT) from 2006 to present; BASCO Shower Enclosures (a design and manufacturing company) from 2010 to present; Mercy Health Foundation from 2008 to present; and Pelican Sound Golf and River Club from 2012 to present.

(1)         Ms. McGruder, as a director of the Advisor and the Distributor, and an officer of affiliates of the Advisor and the Distributor, is an “interested person” of the Trust within the meaning of Section 2(a) (19) of the 1940 Act.

(2)         Each Trustee is elected to serve until the age of 75 or until he or she sooner resigns or is removed.

(3)         As of October 30, 2013, the Touchstone Fund Complex consists of 19 series of the Trust, 12 series of Touchstone Funds Group Trust, 1 series of Touchstone Institutional Funds Trust, 4 series of Touchstone Investment Trust, 3 series of Touchstone Tax-Free Trust,  and 11 variable annuity series of Touchstone Variable Series Trust.

(4)         Each Trustee is also a Trustee of Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, Touchstone Investment Trust, Touchstone Tax-Free Trust, and Touchstone Variable Series Trust.

Principal Officers:

Name Address Year of Birth	Position Held with Trust(1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1955	President	Until resignation, removal or disqualification President since 2004; President from 2000-2002	See biography above.

Steven M. Graziano Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1954	Vice President	Until resignation, removal or disqualification Vice President since 2009	President of Touchstone Advisors, Inc.; Executive Vice President of Pioneer Investment Management, Head of Retail Distribution and Strategic Marketing 2007-2008.

Timothy D. Paulin Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1963	Vice President	Until resignation, removal or disqualification Vice President since 2010	Senior Vice President of Investment Research and Product Management of Touchstone Advisors, Inc.; Director of Product Design of Klein Decisions, Inc. 2003-2010.

Timothy S. Stearns Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1963	Chief Compliance Officer	Until resignation, removal or disqualification Chief Compliance Officer since August 2013

Senior Vice President and Chief Compliance and Ethics Officer of Envestnet Asset Management, Inc. (2009 to 2013) and Chief Compliance Officer, Americas and Compliance Director, Asia of Franklin Templeton Investments (1997 to 2009).

Principal Officers:

Name Address Year of Birth	Position Held with Trust(1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Terrie A. Wiedenheft Touchstone Advisors, Inc. 303 Broadway Cincinnati, OH Year of Birth: 1962	Controller and Treasurer	Until resignation, removal or disqualification Controller since 2000 Treasurer since 2003	Senior Vice President, Chief Financial Officer and Chief Operations Officer of IFS Financial Services, Inc.

Elizabeth R. Freeman BNY Mellon Investment Servicing (US) Inc. 201 Washington Street Boston, MA Year of Birth: 1962	Secretary	Until resignation, removal or disqualification Secretary since 2011	Managing Director and Senior Counsel of BNY Mellon Investment Servicing (US) Inc.

(1)         Each officer also holds the same office with Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, Touchstone Investment Trust, Touchstone Tax-Free Trust, and Touchstone Variable Series Trust.

Additional Information About the Trustees

The Board believes that each Trustee’s experience, qualifications, attributes, or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Trustees possess the requisite experience, qualifications, attributes, and skills to serve on the Board.  The Board believes that the Trustees’ ability to review critically, evaluate, question, and discuss information provided to them; to interact effectively with the Advisor, sub-advisors, other service providers, counsel and independent auditors; and to exercise effective business judgment in the performance of their duties, support this conclusion.  The Board has also considered the contributions that each Trustee can make to the Board and the Funds.

In addition, the following specific experience, qualifications, attributes and skills apply as to each Trustee: Ms. McGruder, experience as a chief executive officer of a financial services company and director of various other businesses, as well as executive and leadership roles within the Advisor; Mr. Cox, experience as a chief executive officer of a financial services company and director of companies from varied industries; Mr. Gale, experience as a chief financial officer, an internal auditor of various global companies, and has accounting experience as a manager at a major accounting firm; Ms. Hickenlooper, executive and board experience at various businesses, foundations and charitable organizations; Mr. Lerner, owner of a management consulting services company and executive experience at various businesses; Mr. Robie, portfolio management experience at a private multinational holding company; Mr. Siekmann, accounting experience as a partner at a major accounting firm, director experience at another mutual fund complex, executive experience at various businesses, and a leadership role at a charitable organization; and Mr. VonderBrink, experience as a consultant and director of other corporations.  In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

Board Structure

The Board of Trustees is composed of seven Independent Trustees and one Interested Trustee, Jill T. McGruder, who is Chairperson of the Board of Trustees. The Board of Trustees has appointed Phillip R. Cox to serve as the Lead Independent Trustee. Ms. McGruder oversees the day-to-day business affairs of the Trust and communicates with Mr.

Cox regularly on various Trust issues, as appropriate. Mr. Cox, among other things, chairs meetings of the Independent Trustees, serves as a spokesperson for the Independent Trustees, and serves as a liaison between the Independent Trustees and the Trust’s management between Board meetings. Except for any duties specified herein, the designation of Lead Independent Trustee does not generally impose on such Independent Trustee any duties, obligations, or liability that is greater than the duties, obligations, or liability imposed on such person as a member of the Board. The Independent Trustees are advised at these meetings, as well as at other times, by separate, independent legal counsel.

The Board holds four regular meetings each year to consider and address matters involving the Trust and its Funds. The Board also may hold special meetings to address matters arising between regular meetings. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. These meetings may take place in-person or by telephone.

The Board has established a committee structure that includes an Audit Committee and a Governance Committee (discussed in more detail below). The Board conducts much of its work through these Committees.  Each Committee is comprised entirely of Independent Trustees, which ensures that the Funds have effective and independent governance and oversight.

The Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Trustees, coupled with an Interested Chairperson and a Lead Independent Trustee, is appropriate and in the best interests of the Trust because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees and the Board in a manner that enhances effective oversight.  The Board believes that having an Interested Chairperson is appropriate and in the best interests of the Trust given:  (1) the extensive oversight provided by the Trust’s Advisor over the affiliated and unaffiliated sub-advisors that conduct the day-to-day management of the Funds of the Trust; (2) the extent to which the work of the Board is conducted through the standing Committees; (3) the extent to which the Independent Trustees meet regularly, together with independent legal counsel, in the absence of the Interested Chairperson; and (4) the Interested Chairperson’s additional roles as a director of the Advisor and the Distributor and senior executive of IFS Financial Services, Inc., the Advisor’s parent company, and of other affiliates of the Advisor, which enhance the Board’s understanding of the operations of the Advisor and the role of the Trust and the Advisor within Western & Southern Financial Group, Inc.  The Board also believes that the role of the Lead Independent Trustee within the leadership structure is integral to promoting independent oversight of the Funds’ operations and meaningful representation of the shareholders’ interests.  In addition, the Board believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from the Trust’s management.

Board Oversight of Risk

Consistent with its responsibilities for oversight of the Trust and its Funds, the Board, among other things, oversees risk management of each Fund’s investment program and business affairs directly and through the committee structure that it has established.  Risks to the Funds include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Funds.  The Board has adopted, and periodically reviews, policies and procedures designed to address these risks.  Under the overall supervision of the Board, the Advisor, sub-advisors, and other key service providers to the Funds, including the administrator, the distributor, the transfer agent, the custodian, and the independent auditors, have also implemented a variety of processes, procedures and controls to address these risks.  Different processes, procedures and controls are employed with respect to different types of risks.  These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the Trust and other service providers.

The Board requires senior officers of the Trust, including the Chief Compliance Officer (“CCO”), to report to the Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management.  The Board and the Audit Committee receive regular reports from the Trust’s independent auditors on internal control and financial reporting matters.  On at least a quarterly basis, the Board meets with the Trust’s CCO, including meetings in executive sessions, to discuss issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Trust’s compliance program.  In addition, the Board also receives reports from the Advisor on the investments and securities trading of the Funds, including their investment performance and asset weightings compared to appropriate benchmarks, as well as reports regarding the valuation of those investments.  The Board also receives reports from the Trust’s primary service providers on a periodic or regular basis, including the sub-advisors to the Funds.

Standing Committees of the Board

The Board is responsible for overseeing the operations of the Trust in accordance with the provisions of the 1940 Act and other applicable laws and the Trust’s Declaration of Trust.  The Board has established the following Committees to assist in its oversight functions.  Each Committee is composed entirely of Independent Trustees.

Audit Committee.   All of the Independent Trustees are members of the Audit Committee.  Donald C. Siekmann serves as the Committee Chair. The Audit Committee is responsible for overseeing the Trust’s accounting and financial reporting policies, practices and internal controls.  During the fiscal year ended June 30, 2013, the Audit Committee held six meetings.

Governance Committee.  All of the Independent Trustees are members of the Governance Committee.  Susan J. Hickenlooper serves as the Committee Chair. The Governance Committee is responsible for overseeing the Trust’s compliance program and compliance issues, procedures for valuing securities and responding to any pricing issues.  During the fiscal year ended June 30, 2013, the Governance Committee held four meetings.

In addition, the Governance Committee is responsible for recommending candidates to serve on the Board.  The Governance Committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board.  Shareholders who wish to submit recommendations for nominations to the Board to fill the vacancy must submit their recommendations in writing to Susan J. Hickenlooper, Chair of the Governance Committee, c/o Touchstone, 303 Broadway, Suite 1100, Cincinnati, OH 45202.  Shareholders should include appropriate information on the background and qualifications of any person recommended to the Governance Committee (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected.  Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration in the event of a future vacancy on the Board.

Trustee Ownership in the Touchstone Funds

The following table reflects the Trustees’ beneficial ownership in the Funds and the Touchstone Fund Complex as of December 31, 2012.

Name	Dollar Range of Securities in the Touchstone Capital Growth Fund	Dollar Range of Securities in the Touchstone International Small Cap Value Fund	Dollar Range of Securities in the Touchstone Mid Cap Value Opportunities Fund
Jill T. McGruder	$0	$0	$0
Phillip R. Cox	$0	$0	$0
William C. Gale	$0	$0	$0
Susan J. Hickenlooper	$0	$0	$0
H. Jerome Lerner	$0	$0	$0
Kevin Robie	$0	$0	$0
Donald C. Siekmann	$0	$0	$0
Edward VonderBrink	$0	$0	$0

Name	Dollar Range of Securities in the Touchstone Small Cap Value Opportunities Fund	Dollar Range of Securities in the Touchstone Value Fund	Aggregate Dollar Range of Securities in the Touchstone Fund Complex(1)
Jill T. McGruder	$0	$0	Over $100,000
Phillip R. Cox	$0	$0	$0
William C. Gale	$0	$0	$0
Susan J. Hickenlooper	$0	$0	Over $100,000
H. Jerome Lerner	$0	$0	Over $100,000
Kevin Robie	$0	$0	$0
Donald C. Siekmann	$0	$0	Over $100,000
Edward VonderBrink	$0	$0	$0

(1)         As of June 30, 2013, the Touchstone Fund Complex consisted of 19 series of the Trust, 12 series of Touchstone Funds Group Trust, 1 series of Touchstone Institutional Funds Trust, 4 series of Touchstone Investment Trust,  3 series of Touchstone Tax-Free Trust, and 11 variable annuity series of Touchstone Variable Series Trust.

Trustee Compensation

The following table shows the compensation paid to the Trustees by the Trust and the aggregate compensation paid by the Touchstone Fund Complex during the fiscal year ended June 30, 2013.

Name	Compensation from Trust(1)	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimate Annual Benefits Upon Retirement	Aggregate Compensation from the Touchstone Fund Complex(1),(2)
Jill T. McGruder	$0.00	N/A	N/A	$0.00
Philip R. Cox	$38,099	N/A	N/A	$119,484
William C. Gale	$9,135	N/A	N/A	$24,519
Susan J. Hickenlooper	$36,221	N/A	N/A	$106,061
H. Jerome Lerner	$35,307	N/A	N/A	$103,609
Kevin Robie	$0	N/A	N/A	$0
Donald C. Siekmann	$40,940	N/A	N/A	$116,939
Edward VonderBrink	$0	N/A	N/A	$0

(1)         The Independent Trustees are eligible to participate in the Touchstone Trustee Deferred Compensation Plan that allows the Independent Trustees to defer payment of a specific amount of their Trustee compensation, subject to a minimum quarterly reduction of $1,000.  The total amount of deferred compensation accrued by the Independent Trustees from the Touchstone Family of Funds during the 12 months ended June 30, 2013 is $4,000.

(2)         As of June 30, 2013, the Touchstone Fund Complex consisted of 19 series of the Trust,  12 series of Touchstone Funds Group Trust, 1 series of Touchstone Institutional Funds Trust, 4 series of Touchstone Investment Trust, 3 series of Touchstone Tax-Free Trust, and 11 variable annuity series of Touchstone Variable Series Trust.

The following table shows the Trustee quarterly compensation schedule:

	Quarterly Retainer	Governance Committee	Audit Committee	Board Meeting Fees
Beginning 1/1/13	$11,000	$4,500	$4,500	$5,000

Lead Trustee Fees
Beginning 1/1/13	$5,000

Committee Chair Fees
Beginning 1/1/13	$1,000	$1,500	$1,500

2013 Telephonic Meeting Attendance Fee = $1,500

All fees are typically split equally among the Funds comprising the Touchstone Fund Complex.

THE ADVISOR

Touchstone Advisors, Inc. (the “Advisor” or “Touchstone Advisors”), is the Funds’ investment advisor under the terms of an advisory agreement (the “Advisory Agreement”) dated May 1, 2000.  Under the Advisory Agreement, the Advisor continuously reviews, supervises and administers the Funds’ investment program, subject to the supervision of, and policies established by, the Board of the Trust (the “Trustees”).  The Advisor determines the appropriate allocation of assets to each Fund’s sub-advisor(s) (the “Sub-Advisors”).

The Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties, but shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The continuance of the Advisory Agreement as to the Funds after the first two years must be specifically approved at least annually (i) by the vote of the Board or by a vote of the shareholders of the Fund, and, in either case, (ii) by the vote of a majority of the Board who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to a Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days’ nor more than 60 days’ written notice to the Advisor, or by the Advisor on 90 days’ written notice to the Trust.

The Advisor is a wholly-owned subsidiary of IFS Financial Services, Inc., which is a wholly-owned subsidiary of Western-Southern Life Assurance Company. Western-Southern Life Assurance Company is a wholly-owned subsidiary of The Western and Southern Life Insurance Company, which is a wholly-owned subsidiary of Western & Southern Financial Group, Inc. Western & Southern Financial Group is a wholly-owned subsidiary of Western & Southern Mutual Holding Company.  Ms. Jill T. McGruder may be deemed to be an affiliate of the Advisor because she is a Director of the Advisor and an officer of affiliates of the Advisor.  Ms. McGruder, by reason of these affiliations, may directly or indirectly receive benefits from the advisory fees paid to the Advisor.

Manager-of-Manager’s Structure

The SEC has granted an exemptive order that permits the Trust or the Advisor, under certain circumstances, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval (a “manager-of-managers structure”).  The Trust, on behalf of each Fund, seeks to achieve its investment goal by using a manager-of-managers  structure.  Under a manager-of-managers structure, the Advisor acts as investment advisor, subject to direction from and oversight by the Board, to allocate and reallocate the Fund’s assets among sub-advisors, and to recommend that the Board hire, terminate or replace unaffiliated sub-advisors without shareholder approval.  By reducing the number of shareholder meetings that may have to be held to approve new or additional sub-advisors for the Fund, the Trust anticipates that there will be substantial potential cost savings, as well as the opportunity to achieve certain management efficiencies, with respect to any fund in which the manager of managers approach is chosen.  Each class of shares of a Fund pays its respective pro rata portion of the advisory fee payable by the Fund. Shareholders of a Fund will be notified of any changes in its sub-advisory agreement.

Each sub-advisory agreement will remain in force for an initial two year period and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund’s outstanding voting securities; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval.  Each sub-advisory agreement may be terminated at any time, on sixty days’ written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of a Fund’s outstanding voting securities, by the Advisor, or by the sub-advisor.  Each sub-advisory agreement will automatically terminate in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

Fees Paid to the Advisor and Sub-Advisor

For its services, the Advisor is entitled to receive an investment advisory fee from each Fund at an annualized rate, based on the average daily net assets of the Fund, as set forth below.  Each Fund’s advisory fee is accrued daily and paid monthly, based on the Fund’s average net assets during the current month.

Fund	Annual Advisory Fee Rate
Touchstone Capital Growth Fund

0.70% on first $300 million of assets; 0.685% on next $200 million of assets; 0.675% on next $500 million of assets; 0.625% on the next $500 million; 0.575% on the next $500 million; and 0.525% on assets over $2 billion

Touchstone International Small Cap Fund

0.95% on first $300 million of assets; 0.90% on next $200 million of assets; 0.85% on next $250 million of assets; 0.80% on next $250 million of assets; 0.75% on the next $500 million; 0.70% on the next $500 million; and 0.65% on assets over $2 billion

Touchstone Mid Cap Value Opportunities Fund	0.85% on first $300 million of assets; 0.80% on next $200 million of assets; and 0.75% on assets over $500 million

Touchstone Small Cap Value Opportunities Fund	0.95% on first $300 million of assets; 0.90% on next $200 million of assets; and 0.85% on assets over $500 million

Touchstone Value Fund	0.65% on all assets

Touchstone Advisors has contractually agreed to waive fees and reimburse expenses to the extent necessary to ensure certain Funds’ total annual operating expenses (excluding dividend expenses relating to short sales, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, the cost of “Acquired Fund Fees and Expenses,” if any, other extraordinary expenses not incurred in the ordinary course of business) do not exceed the contractual limits set forth below.  The contractual limits set forth below have been adjusted for each class of each Fund to include the effect of Rule 12b-1 fees, shareholder servicing fees and other anticipated class specific expenses, if applicable. Fee waivers and/or expense reimbursements are calculated and applied monthly, based on each Fund’s average net assets during such month. The terms of Touchstone Advisors’ contractual waiver agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Funds’ Board of Trustees, such amounts waived or reimbursed for a period of up to three years from the year in which Touchstone Advisors reduced its compensation and/or assumed expenses for a Fund.  No recoupment will occur unless a Fund’s operating expenses are below the expense limitation amount.

Fund	Contractual Limit on Fund Total Operating Expenses	Termination Date
Touchstone Capital Growth Fund
Class A	1.25%
Class C	2.00%	October 30, 2014
Class Y	1.00%
Institutional Class	0.90%

Touchstone International Small Cap Fund
Class A	1.55%
Class C	2.30%	October 30, 2014
Class Y	1.30%
Institutional Class	1.05%	April 16, 2014
	1.18%	October 30, 2014

Touchstone Mid Cap Value Opportunities Fund
Class A	1.29%
Class C	2.04%	October 30, 2014
Class Y	1.04%
Institutional Class	0.89%

Touchstone Small Cap Value Opportunities Fund
Class A	1.50%
Class C	2.25%	October 30, 2014
Class Y	1.25%
Institutional Class	1.10%

Touchstone Value Fund
Class A	1.08%
Class C	1.83%	October 30, 2014
Class Y	0.83%
Institutional Class	0.68%

*For periods where multiple expense caps are in effect, the lower of the two amounts will apply.

For the fiscal years ended 2011, 2012, and 2013, the Trust paid advisory fees and received waivers and/or reimbursements as shown in the following table:

	Advisory Fees Paid
Fund	2011*	2012*	Period from 4/1/2012 to 4/15/2012**	Period from 4/16/2012 to 6/30/2012**	2013
Touchstone Capital Growth Fund	$1,418,041	$1,311,719	$56,549	$248,258	$1,206,944
Touchstone International Small Cap Fund	$1,011,188	$963,033	$37,085	$171,290	$966,202
Touchstone Mid Cap Value Opportunities Fund	$2,685,759	$2,008,659	$65,623	$191,938	$874,667
Touchstone Small Cap Value Opportunities Fund	$1,103,770	$1,062,965	$44,291	$181,404	$925,865
Touchstone Value Fund	$997,907	$930,207	$37,388	$177,551	$2,125,843

*Reflects amounts paid to Old Mutual Capital, Inc. by each Predecessor Fund pursuant to an investment advisory agreement.

**In connection with the Reorganizations, each Fund’s fiscal year end was changed to June 30.  From April 1 to April 15 amounts reflected were paid to Old Mutual Capital, Inc. and from April 16 to June 30 amounts reflected were paid by the Advisor.

	Net Fees Waived/(Recouped)
	2011*	2012*	Period from 4/1/2012 to 4/15/2012**	Period from 4/16/2012 to 6/30/2012**	2013
Touchstone Capital Growth Fund	$609,117	$729,952	$24,412	$118,355	$285,561
Touchstone International Small Cap Fund	$328,937	$407,778	$5,913	$108,687	$338,155
Touchstone Mid Cap Value Opportunities Fund	$338,096	$294,969	$8,212	$99,043	$268,607
Touchstone Small Cap Value Opportunities Fund	$50,843	$50,147	$1,340	$60,577	$138,113
Touchstone Value Fund	$116,295	$94,450	$5,220	$81,888	$975,786

* Reflects amounts waived or recouped by Old Mutual Capital, Inc. pursuant to an expense limitation agreement.

**In connection with the Reorganizations, each Fund’s fiscal year end was changed to June 30. From April 1 to April 15 amounts reflected were waived by Old Mutual Capital, Inc. and from April 16 to June 30 amounts reflected were waived by the Advisor.

The Advisor pays sub-advisory fees to a sub-advisor from the advisory fee.  The compensation of any officer, director or employee of a sub-advisor who is rendering services to a Fund is paid by the sub-advisors. For the fiscal years ended 2011, 2012, periods of 4/1/2012 to 4/15/2012 and 4/16/2012 to 6/30/2012 and for the fiscal year ended 2013, the sub-advisors received the following sub-advisory fees*:

	2011	2012	Period of 4/1/2012 to 4/15/2012**	Period of 4/16/2012 to 6/30/2012**	2013
Touchstone Capital Growth Fund	$709,018	$655,859	$28,275	$124,129	$602,656
Touchstone International Small Cap Fund	$638,645	$570,273	$23,422	$90,168	$507,868
Touchstone Mid Cap Value Opportunities Fund	$1,413,557	$1,057,189	$34,539	$101,614	$462,441
Touchstone Small Cap Value Opportunities Fund	$772,639	$744,076	$31,004	$46,303	$535,317
Touchstone Value Fund	$532,217	$496,110	$19,940	$94,694	$874,508

*Reflects amounts paid by Old Mutual Capital, Inc. to each Predecessor Fund’s sub-advisor pursuant to an investment sub-advisory agreement.

** In connection with the Reorganizations, each Fund’s fiscal year end was changed to June 30.

THE SUB-ADVISORS AND PORTFOLIO MANAGERS

The Advisor has selected Sub-Advisors to manage all or a portion of a Fund’s assets, which allocation is determined by the Advisor.  The Sub-Advisors make the investment decisions for the Fund assets allocated to them, and continuously review, supervise and administer a separate investment program, subject to the supervision of, and policies established by, the Board.

Each Sub-Advisory Agreement provides that a Sub-Advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.

For their respective services, the Sub-Advisors receive a fee from the Advisor.  As described in the prospectus, each Sub-Advisor receives sub-advisory fees with respect to each Fund that it sub-advises, except Sands Capital Management, LLC receives a base investment sub-advisory fee that may be adjusted if the Fund outperforms or under performs its stated benchmark.  Each Sub-Advisor’s base fee with respect to each sub-advised Fund is accrued daily and paid monthly, based on the Fund’s average net assets allocated to the Sub-Advisor during the current month.

Sub-Advisor Control.  Each of the following sub-advisors are affiliates of Old Mutual Asset Management and indirect subsidiaries of Old Mutual plc; Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”); Copper Rock Capital Partners, LLC (“Copper Rock”); and Thompson, Siegel & Walmsley LLC (“TS&W”)

The following charts list the Funds’ portfolio managers, the number of their other managed accounts per investment category, the total assets in each category of managed accounts and their beneficial ownership in their managed Fund(s) managed at the end of the June 30, 2013 fiscal year.  Listed below the charts is (i) a description of the portfolio managers’ compensation structure as of June 30, 2013, and (ii) a description of any material conflicts that may arise in connection with the portfolio manager’s management of the Fund’s investments and the investments of the other accounts included in the chart and any material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the portfolio manager as of June 30, 2013.  As of June 30, 2013, neither portfolio manager managed an account where the advisory fee is based on the performance of the account.

Barrow, Hanley, Mewhinney & Strauss, LLC (Touchstone Value Fund)

Portfolio Manager/ Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number Other of Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
James P. Barrow(1) (2)
Registered Investment Companies	12	$35,562.4	$35,562.4	$30,796.9
Other Pooled Investment Vehicles	4	$638.2	$638.2	$0
Other Accounts	67	$5,063.3	$5,063.3	$0
Robert J. Chambers(1)
Registered Investment Companies	4	$1,559.7	$1,559.7	$0
Other Pooled Investment Vehicles	4	$756.5	$756.5	$0
Other Accounts	73	$4,636.7	$4,636.7	$0
Timothy J. Culler(1)
Registered Investment Companies	4	$1,318.8	$1,318.8	$0
Other Pooled Investment Vehicles	3	$338.2	$338.2	$0
Other Accounts	81	$5,910.8	$5,910.8	$703.5
J. Ray Nixon, Jr.(1) (3)
Registered Investment Companies	9	$3,976.1	$3,976.1	$0
Other Pooled Investment Vehicles	4	$892.2	$892.2	$0
Other Accounts	82	$5,324.9	$5,324.9	$0
Mark Giambrone(1) (2)
Registered Investment Companies	13	$5,965.0	$5,965.0	$4,001.0
Other Pooled Investment Vehicles	5	$671.4	$671.4	$0
Other Accounts	89	$5,876.7	$5,876.7	$0

(1) Messrs. Barrow, Chambers, Culler, Nixon and Giambrone are members of a team managing 58 other accounts in the Large Cap Value strategy.

(2) Messrs. Barrow and Giambrone are members of a team managing 11 other accounts and $5.0 billion in the mid cap value strategy.

(3) Mr. Nixon is a member of a team managing 8 other accounts and $3.4 billion in the dividend focused value strategy.

The information in the table above is provided as of June 30, 2013.

Material Conflicts of Interest (as of June 30, 2013).  Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund).  BHMS manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors and independent third parties to ensure that no client, regardless of type or fee structure, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

Compensation (as of June 30, 2013).  In addition to base salary, all portfolio managers and analysts at BHMS share in a bonus pool that is distributed semi-annually.  Analysts and portfolio managers are rated on their value added to the team-oriented investment process.  Overall compensation applies with respect to all accounts managed and compensation does not differ with respect to distinct accounts managed by a portfolio manager.  Compensation is not tied to a published or private benchmark.  It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst’s sector if there are no compelling opportunities in the industries covered by that analyst.

The compensation of portfolio managers is not directly tied to fund performance or growth in assets for any fund or other account managed by a portfolio manager and portfolio managers are not compensated for bringing in new business.  Of course, growth in assets from the appreciation of existing assets and/or growth in new assets will increase revenues and profit.  The consistent, long-term growth in assets at any investment firm is to a great extent, dependent upon the success of the portfolio management team.  The compensation of the portfolio management team at BHMS will increase over time, if and when assets continue to grow through competitive performance.  Lastly, many of our key investment personnel have a long-term incentive compensation plan in the form of an equity interest in Barrow, Hanley, Mewhinney & Strauss, LLC.

Ownership of Shares of the Fund. The following table indicates for the Fund, the dollar range of shares beneficially owned by the portfolio managers as of June 30, 2013:

Portfolio Manager	Dollar Range of Beneficial Ownership
James P. Barrow	Over $1,000,000
Robert J. Chambers	None
Timothy J. Culler	None
J. Ray Nixon, Jr.	None
Mark Giambrone	None

Copper Rock Capital Partners LLC (Touchstone International Small Cap Fund)

Portfolio Manager/ Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number Other of Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Stephen Dexter
Registered Investment Companies	2	$238	0	$0
Other Pooled Investment Vehicles	2	$442	0	$0
Other Accounts	9	$628	3	$459
Denise Selden
Registered Investment Companies	2	$238	0	$0
Other Pooled Investment Vehicles	2	$442	0	$0
Other Accounts	9	$628	3	$459
H. David Shea
Registered Investment Companies	2	$238	0	$0
Other Pooled Investment Vehicles	2	$442	0	$0
Other Accounts	9	$628	3	$459

The information in the table above is provided as of June 30, 2013.

Material Conflicts of Interest (as of June 30, 2013).  The Portfolio Managers manage other accounts for other clients of Copper Rock. These client accounts may include registered investment companies, other types of pooled accounts, and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). The Portfolio Managers provide services for multiple clients simultaneously. A summary of certain portfolio conflicts of interest is provided below. Please note, however, that this summary is not intended to describe every possible conflict of interest that members of the portfolio management teams may face.

Copper Rock may receive differential compensation from different advisory clients and each advisory client may be more or less profitable to Copper Rock than other advisory clients (e.g., clients also may demand different levels of service or have larger, smaller, or multiple relationships with Copper Rock).  The Portfolio Manager may also make personal investments in accounts they manage or support.

Portfolios within the same product type are managed substantially the same, all portfolios have substantially the same percentage ownership, other than client specific restrictions and rounding.

The Portfolio Managers may not be able to acquire enough of a certain security to fill all the orders across all client portfolios.  Copper Rock has a written procedure that requires the available shares to be distributed on a pro-rata basis across the appropriate portfolios.

Compensation (as of June 30, 2013).  Copper Rock is committed to retaining all members of its senior management team by offering a competitive salary, broad distribution of equity, and partnership bonuses.

•                                              Base Salary.  Each investment professional is paid a fixed base salary, which varies among investment professional depending on the experience and responsibilities of the portfolio manager as well as the market forces at the time the portfolio manager is hired or upon any renewal period.

•                                              Bonus.  Each investment professional is eligible to receive an annual bonus.  Bonus amounts are principally tied to firm profitability and the individual’s contribution to the team. Greater emphasis is placed on investment performance and a smaller portion of the bonus is based on qualitative factors, which may include marketing and client service activities.

•                                              Equity Distribution. The majority of all investment professionals have a substantial equity stake in the firm.

Ownership of Shares of a Fund (as of June 30, 2013).  None of the portfolio managers owned shares of the Fund.

Ashfield Capital Partners, LLC (Touchstone Capital Growth Fund)

Portfolio Manager/ Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number Other of Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Peter A. Johnson
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	5,005	$2,357	0	$0
Gregory M. Jones
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	4,916	$2,098	0	$0
J. Stephen Lauck
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	4,921	$2,118	0	$0
Marc W. Lieberman
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	4,923	$2,117	0	$0

The information in the table above is provided as of June 30, 2013.

Material Conflicts of Interest (as of June 30, 2013).  Ashfield seeks to minimize the potential conflicts of interest that may arise from a Portfolio Manager’s management of the Fund(s) and management of non-Fund accounts.  All Ashfield personnel are prohibited from engaging in inappropriate favoritism of one client over another client that would constitute a breach of fiduciary duty.  To that end, Ashfield has adopted and implemented the following compliance policies and procedures:

•                                              Trade Allocation.  Ashfield manages several different types of accounts; for example, registered mutual funds, sub-advisory accounts, institutional accounts, ERISA accounts, and various wrap platform accounts.  Because of the different fee structures, a Portfolio Manager may be viewed as having a reason to favor the performance of one account over another.  To ensure fairness to all clients, trades are aggregated by broker and executed in a random rotation.  In case of partial execution trades are allocated on a pro-rata basis.  Those programs that are unable to provide a timely execution or delay the execution of their trades are placed at the end of the rotation.

•                                              Directed Brokerage.  With Ashfield’s consent, clients may direct brokerage transactions for their account to be effected through a specified broker-dealer.  By directing a portion of a portfolio’s generated brokerage commissions to a particular broker-dealer, the client acknowledges that Ashfield may not be in a position to commingle or “bunch” orders for purposes of execution with orders for the same securities for other accounts managed by Ashfield.  In cases where an account has instructed Ashfield to direct brokerage to a particular broker-dealer, orders for that account may be placed after brokerage orders for accounts that do not impose such restrictions.

•                                              Personal Trading.  Ashfield has adopted a Code of Ethics intended to monitor trading activities of Ashfield’s employees, including officers and directors of Ashfield (“Covered Persons”).  The Code of Ethics establishes personal trading policies, restrictions and reporting requirements to help insure that personal trading habits are not contrary to the best interests of our clients.  The Code generally requires Covered Persons to pre-clear transactions in covered securities, including transactions in limited offerings; prohibits participation in IPOs; and requests that brokers send the Chief Compliance Officer (CCO) duplicate copies of all trade confirmations and account statements.  The CCO regularly reviews reported trades to the broker’s confirmations and account statements to ensure all required personal trades are being reported, and periodically reviews employee trading patterns to client trades to ensure there is no conflict of interest.

Ashfield has adopted a policy that discourages its employees from trading in individual securities for their personal accounts. Ashfield does encourage all employees who like to invest in the stock markets to invest in mutual fund products. Such investments may include the mutual funds advised by Ashfield or the various mutual funds organized by its affiliates. Personal investments in affiliated funds are reportable and mutual funds advised by Ashfield may not be bought and then sold at a profit in less than a 90-day calendar period.

Ashfield is committed to providing industry competitive benefits and compensation to its employees.  Compensation incentives currently in place for all employees, including investment professionals, consist of base salary plus participation in Ashfield’s discretionary incentive bonus program based on the firm’s overall performance and the employee’s individual contributions to the firm’s success.

Additionally, most investment professionals and certain key employees have either an equity stake in the firm through A & Co. or have been granted a profits interest in the firm through Ashfield’s Key Employees Limited Partnership. Compensation payments made through Ashfield’s discretionary bonus program and the firm’s profit sharing plan are based on the firm’s calendar year profitability.  Employees with an equity stake in the firm and those who have been granted a profits interest in Ashfield receive quarterly distributions based upon the firm’s profits.

Ownership of Shares of the Fund. The following table indicates for the Fund, the dollar range of shares beneficially owned by the portfolio managers as of June 30, 2013:

Portfolio Manager	Dollar Range of Fund Shares Owned
Gregory M. Jones	$8,806
J. Stephen Lauck	$250,000
Marc W. Lieberman	$2000

Thompson, Siegel & Walmsley LLC (Touchstone Mid-Cap Value Opportunities Fund and Touchstone Small Cap Value Opportunities Fund)

Portfolio Manager/ Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed subject to a Performance Based Advisory Fee (million)
Brett P. Hawkins (Touchstone Mid-Cap Value Opportunities Fund)
Registered Investment Companies	2	$148	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	47	$1,838	0	$0

Frank H. Reichel III (Touchstone Small Cap Value Opportunities Fund)
Registered Investment Companies	1	$106	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	39	$1,203	0	$0

The information in the table above is provided as of June 30, 2013.

Material Conflicts of Interest (as of June 30, 2013).  TS&W seeks to minimize actual or potential conflicts of interest that may arise from its management of the Fund(s) and management of non-Fund accounts. TS&W has designed and implemented policies and procedures to address (although may not eliminate) potential conflicts of interest, including, among others, performance based fees; hedge funds; aggregation, allocation, and best execution of orders; TS&W’s Code of Ethics which requires personnel to act solely in the best interest of their clients and impose certain restrictions on the ability of Access persons to engage in personal securities transactions for their own account(s), and procedures to ensure soft dollar arrangements meet the necessary requirements of Section 28(e) of the Securities Exchange Act of 1934. TS&W seeks to treat all clients fairly and to put clients’ interest first.

Compensation (as of June 30, 2013).  For each portfolio manager, TS&W’s compensation structure includes the following components:  base salary, annual bonus, retirement plan employer contribution and the ability to participate in a voluntary income deferral plan.

•                                              Base Salary.  Each portfolio manager is paid a fixed base salary, which varies among portfolio managers depending on the experience and responsibilities of the portfolio manager as well as employment market conditions and competitive industry standards.

•                                              Bonus.  Each portfolio manager is eligible to receive an annual discretionary bonus. Targeted bonus amounts vary among portfolio managers based on the experience level and responsibilities of the portfolio manager.  Bonus amounts are discretionary based on an assessment of the portfolio manager meeting specific job responsibilities and goals.  Investment performance versus the Fund’s relevant peer groups and the Fund’s relevant benchmarks, including the Fund’s stated benchmark, are taken into consideration.  For capacity constrained products, like small cap value, the small cap portfolio manager has an incentive program tied to the revenue generated from that strategy including the Fund.

•                                              Retirement Plan Employer Contribution.  All employees are eligible to receive an annual retirement plan employer contribution under a qualified retirement plan, subject to IRS limitations.  The contributions are made as a percent of eligible compensation and are at the sole discretion of TS&W.

•                                              Deferred Compensation Plan.  Portfolio managers meeting certain requirements are also eligible to participate in a voluntary, nonqualified deferred compensation plan that allows participants to defer a portion of their income on a pre-tax basis and potentially earn tax-deferred returns.

•                                              Equity Plan.  Key employees may be awarded deferred TS&W equity grants.  In addition, key employees may purchase TS&W equity directly.

Special compensation components (such as performance-based fees) for limited capacity products are based on a percent of revenue above specific levels based on fixed cost. These are calculated on an annual basis.  For the small cap value strategy, this includes all revenues generated from this product of which the Touchstone Small Cap Value Opportunities Fund is a component.  Each portfolio manager is eligible to participate in benefit plans and programs available generally to all employees of TS&W.

Ownership of Shares of the Fund. The following table indicates for the Fund, the dollar range of shares beneficially owned by the portfolio managers as of June 30, 2013:

Portfolio Manager	Dollar Range of Touchstone Mid-Cap Value Opportunities Fund Shares Owned
Brett P. Hawkins	$10,001-$50,000

Portfolio Manager	Dollar Range of Touchstone Small Cap Value Opportunities Fund Shares Owned
Frank H. Reichel	Over $1,000,000

THE ADMINISTRATOR

The Advisor entered into an Administration Agreement with the Trust, whereby the Advisor is responsible for: supplying executive and regulatory compliance services; supervising the preparation of tax returns; coordinating the preparation of reports to shareholders and reports to, and filings with, the Securities and Exchange Commission and state securities authorities, as well as materials for meetings of the Board of Trustees; calculating the daily net asset value per share; and maintaining the financial books and records of each Fund. For its services, the Advisor receives an annual fee of 0.20% on the first $6 billion of the aggregate average daily net assets of the Touchstone Fund Complex (excluding Touchstone Institutional Money Market Fund, Touchstone Institutional Funds Trust, and Touchstone Variable Series Trust); 0.16% of the next $4 billion of aggregate average daily net assets; and 0.12% of the aggregate average daily net assets of all such assets in excess of $10 billion. The fee is allocated among the Touchstone Fund Complex (excluding Touchstone Institutional Money Market Fund, Touchstone Institutional Funds Trust, and Touchstone Variable Series Trust) on the basis of relative daily net assets.

The Advisor has engaged BNY Mellon as the Sub-Administrator to the Trust. BNY Mellon provides administrator and accounting services to the Trust and is compensated directly by the Advisor, not the Trust.

(See “Transfer and Sub-Administrative Agent” in this SAI).

The Predecessor Funds did not pay a separate administration fee for the fiscal years ended March 31, 2010, March 31, 2011 and March 31, 2012.  The administration fee paid to the Predecessor Funds’ administrator was included in the advisory fee for the fiscal years ended March 31, 2010, March 31, 2011 and March 31, 2012.  For the fiscal year ended June 30, 2013, each of the Funds paid the following administration fees as shown below:

Fund	Administration Fees Paid for the Period 4/1/2012 to 6/30/2012	2013
Touchstone Capital Growth Fund	$66,438	$301,614
Touchstone International Small Cap Fund	$33,783	$177,511
Touchstone Mid Cap Value Opportunities Fund	$42,298	$179,943
Touchstone Small Cap Value Opportunities Fund	$35,772	$170,379
Touchstone Value Fund	$44,352	$492,421

THE DISTRIBUTOR

Touchstone Securities, Inc. (“Touchstone Securities” or the “Distributor”), and the Trust are parties to a distribution agreement (“Distribution Agreement”) with respect to the Funds. The Distributor’s principal place of business is 303 Broadway, Suite 1100, Cincinnati, OH 45202.  The Distributor is the principal underwriter of the Funds and is a registered broker-dealer, and an affiliate of the Advisor by reason of common ownership.  The Distributor is obligated to sell the shares on a best efforts basis only against purchase orders for the shares.  Shares of each Fund are offered to the public on a continuous basis.  The Distributor currently allows concessions to dealers who sell shares of the Funds.  The Distributor retains that portion of the sales charge that is not re-allowed to dealers who sell shares of a Fund.  The Distributor retains the entire sales charge on all direct initial investments in a Fund and on all investments in accounts with no designated dealer of record.

The table below sets forth the aggregate underwriting commissions on sales of the Funds, including the amounts the Distributor paid to unaffiliated broker-dealers, the amounts the Distributor earned as a broker-dealer in the selling network, and the amounts of underwriting commissions retained by the Distributor.

Fund	Aggregate Underwriting Commissions on Sales	Amount Distributed to Unaffiliated Broker- Dealers in Selling Network	Amount earned as a Broker-Dealer in Selling Network	Amount Retained in Underwriting Commissions
Touchstone Capital Growth Fund
2013	$9,636	$5,835	$2,443	$1,358
4/16/12 to 6/30/12	$144	$0	$125	$19
Touchstone International Small Cap Fund
2013	$6,125	$4,431	$1,012	$682
4/16/12 to 6/30/12	$0	$0	$0	$0
Touchstone Mid Cap Value Opportunities Fund
2013	$9,932	$8,304	$223	$1,405
4/16/12 to 6/30/12	$0	$0	$0	$0
Touchstone Small Cap Value Opportunities Fund
2013	$2,176	$264	$1,873	$39
4/16/12 to 6/30/12	$0	$0	$0	$0
Touchstone Value Fund
2013	$20,026	$14,974	$2,522	$2,530
4/16/12 to 6/30/12	$5,255	$4,605	$3	$648

The Distributor retains the contingent deferred sales charge on redemptions of shares of the Funds that are subject to a contingent deferred sales charge.

	Amount Retained
Fund	For the fiscal year ended 06/30/13	For the period 4/16/12 to 6/30/12
Touchstone Capital Growth Fund
Class C	$0	$0
Touchstone International Small Cap Fund
Class C	$0	$0
Touchstone Mid Cap Value Opportunities Fund
Class C	$50	$0
Touchstone Small Cap Value Opportunities Fund
Class C	$0	$0
Touchstone Value Fund
Class C	$75	$0

Ms. McGruder may be deemed to be an affiliate of the Distributor because she is a Director of the Distributor and an officer of affiliates of the Distributor.  Ms. McGruder, by reason of such affiliation, may directly or indirectly be deemed to receive benefits from the underwriting fees paid to the Distributor.

The Distribution Agreement shall remain in effect for a period of two years after the effective date of the agreement and is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60-days written notice by either party or upon assignment by the Distributor.

The Distributor may pay from its own resources cash bonuses or other incentives to selected dealers in connection with the sale of shares of the Funds.  On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of the Funds or other funds in the Touchstone Fund complex during a specific period of time.  Such bonuses or incentives may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and other dealer-sponsored programs or events.  The Advisor, at its expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for distribution, and administrative or shareholder servicing activities.  The Advisor may also reimburse the Distributor for making these payments.

The Distributor, at its expense, may provide additional compensation to financial intermediaries who sell or arrange for the sale of shares of the Touchstone Funds.  Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the Financial Industry Regulatory Authority (“FINRA”).

The Distributor makes payments for entertainment events it deems appropriate, subject to its guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship. As of September 30, 2013, the Distributor anticipates that the following broker-dealers or their affiliates will receive additional payments as described in the Fund’s prospectus and this SAI:

Name of Broker-Dealer

American Enterprise Investment Services Inc.

Fifth Third Securities Inc.

First Clearing LLC / Wells Fargo Advisors LLC

Janney Montgomery Scott LLC

Lincoln Investment Planning Inc.

LPL Financial Services

Merrill Lynch, Pierce, Fenner & Smith Inc.

Morgan Stanley Wealth Management

Pershing LLC

Raymond James & Associates, Inc.

RBC Capital Markets Corporation

UBS Financial Services, Inc.

Vanguard Brokerage Services

The Distributor is motivated to make payments to the broker-dealers described above because they promote the sale of Fund shares and the retention of those investments by clients of financial advisors.  To the extent financial advisors sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, the Advisor benefits from the incremental management and other fees paid to the Advisor by the Funds with respect to those assets.

Your financial advisor may charge you additional fees or commissions other than those disclosed in this SAI.  You can ask your financial advisor about any payments it receives from the Distributor or the Funds, as well as about fees or commissions it charges.  You should consult disclosures made by your financial advisor at the time of purchase.

The Funds may compensate dealers, including the Distributor and its affiliates, based on the average balance of all accounts in the Funds for which the dealer is designated as the party responsible for the account.

DISTRIBUTION PLANS AND SHAREHOLDER SERVICE ARRANGEMENTS

Certain Funds have adopted a distribution and/or shareholder servicing plan for certain classes of shares which permits a Fund to pay for expenses incurred in the distribution and promotion of its shares pursuant to Rule 12b-1 under the 1940 Act and account maintenance and other shareholder services in connection with maintaining such account. The Distributor may provide those services itself or enter into arrangements under which third parties provide such services and are compensated by the Distributor.

Class A Shares.  With respect to its Class A shares, each Fund has adopted a plan of distribution and shareholder service (the “Class A Plan”) under which the Distributor is paid up to, but not exceeding, twenty-five basis points (0.25%) for distribution payments. Of the total compensation authorized, a Fund may pay for shareholder services in an amount up to 0.25%.  Under the Class A Plan, the Distributor is compensated regardless of its expenses.

Class C Shares.  With respect to its Class C Shares, each Fund has adopted a plan of distribution and shareholder service (the “Class C Plan” with the Class A Plan, the “Plans”) under which the Distributor is paid up to, but not exceeding, one hundred basis points (1.00%) in the aggregate, with twenty-five basis points (0.25%) for shareholder service fees and seventy-five basis points (0.75%) for distribution payments.  Under the Class C Plan, the Distributor is compensated regardless of its expenses.

General Information.  In connection with the distribution of shares, the Distributor may use the payments for: (i) compensation for its services in distribution assistance; or (ii) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies, investment counselors, broker-dealers, mutual fund supermarkets and the Distributor’s affiliates and subsidiaries as compensation for services or reimbursement of expenses incurred in connection with distribution assistance.

In addition, the Distributor may use payments to provide or enter into written agreements with service providers who will provide shareholder services, including: (i) maintaining accounts relating to shareholders that invest in shares; (ii) arranging for bank wires; (iii) responding to client inquiries relating to the services performed by the Distributor or service providers; (iv) responding to inquiries from shareholders concerning their investment in shares; (v) assisting shareholders in changing dividend options, account designations and addresses; (vi) providing information periodically to shareholders showing their position in shares; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, dividend distribution and tax notices to shareholders; (viii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Funds or the service providers; (ix) processing dividend payments from the Funds on behalf of shareholders; and (x) providing such other similar services as a Fund may reasonably request.

Agreements implementing the Plans (the “Implementation Agreements”), including agreements with dealers wherein such dealers agree for a fee to act as agents for the sale of the Funds’ shares, are in writing and have been approved by the Board of Trustees.  All payments made pursuant to the Plans are made in accordance with written Implementation Agreements.  Some financial intermediaries charge fees in excess of the amounts available under the Plans, in which case the Advisor pays the additional fees.

The continuance of the Plans and the Implementation Agreements must be specifically approved at least annually by a vote of the Board of Trustees and by a vote of the Independent Trustees who have no direct or indirect financial interest in the Plans or any Implementation Agreement at a meeting called for the purpose of voting on such continuance.  A Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund or the applicable class of a Fund.  In the event a Plan is terminated in accordance with its terms, the affected Fund (or class) will not be required to make any payments for expenses incurred by the Distributor after the termination date.  Each Implementation Agreement terminates automatically in the event of its assignment and may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund (or the applicable class) on not more than 60 days’ written notice to any other party to the Implementation Agreement.  The Plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval.  All material amendments to the Plans must be approved by a vote of the Trust’s Board of Trustees and by a vote of the Independent Trustees.

In approving the Plans, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders.  The Board of Trustees believes that expenditure of the Funds’ assets for distribution expenses under the Plans should assist in the growth of the Funds, which will benefit each Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies.  The Plans will be renewed only if the Trustees make a similar determination for each subsequent year of the Plans.  There can be no assurance that the benefits anticipated from the expenditure of the Funds’ assets for distribution will be realized.  While the Plans are in effect, all amounts spent by the Funds pursuant to the Plans and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review.  Distribution expenses attributable to the sale of more than one class of shares of a Fund will be allocated at least annually to each class of shares based upon the ratio in which the sales of each class of shares bears to the sales of all the shares of the Fund.  In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

Jill T. McGruder, as an interested person of the Trust, may be deemed to have a financial interest in the operation of the Plans and the Implementation Agreements.

The Funds paid the following in Distribution and Shareholder Servicing fees for the fiscal year ended June 30, 2013:

	Distribution Fees
Fund	Class A	Class C
Touchstone Capital Growth Fund	$2,204	$152
Touchstone International Small Cap Fund	$920	$36
Touchstone Mid Cap Value Opportunities Fund	$4,633	$187
Touchstone Small Cap Value Opportunities Fund	$5,774	$149
Touchstone Value Fund	$90,954	$22,507

BROKERAGE TRANSACTIONS

Decisions to buy and sell securities for the Funds and the placing of the Funds’ securities transactions and negotiation of commission rates where applicable are made by the sub-advisors and are subject to review by the Advisor and the Board of Trustees.  In the purchase and sale of portfolio securities, the sub-advisor’s primary objective will be to obtain the most favorable price and execution for a Fund, taking into account such factors as the overall direct net economic result to a Fund (including commissions, which may not be the lowest available but ordinarily should not be higher than the generally prevailing competitive range), the financial strength and stability of the broker, the efficiency with which the transaction will be effected, the ability to effect the transaction at all where a large block is involved and the availability of the broker or dealer to stand ready to execute possibly difficult transactions in the future.

Each sub-advisor is specifically authorized to pay a broker who provides research services to the sub-advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker would have charged for effecting such transaction, in recognition of such additional research services rendered by the broker or dealer, but only if the sub-advisor determines in good faith that the excess commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of the particular transaction or the sub-advisor’s overall responsibilities with respect to discretionary accounts that it manages, and that a Fund derives or will derive a reasonably significant benefit from such research services.

Research services include securities and economic analyses, reports on issuers’ financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Funds and statistical services and information with respect to the availability of securities or purchasers or sellers of securities.  Although this information is useful to the Funds and the sub-advisors, it is not possible to place a dollar value on it.  Research services furnished by brokers through whom a Fund effects securities transactions may be used by the sub-advisor in servicing all of its accounts and not all such services may be used by the sub-advisor in connection with a Fund.

The Funds have no obligation to deal with any broker or dealer in the execution of securities transactions.  However, the Funds may affect securities transactions that are executed on a national securities exchange or transactions in the over-the-counter market conducted on an agency basis.  A Fund will not affect any brokerage transactions in its portfolio securities with an affiliated broker if such transactions would be unfair or unreasonable to its shareholders.  Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers.  Although the Funds do not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted with other firms.  Affiliated broker-dealers of the Trust will not receive reciprocal brokerage business as a result of the brokerage business transacted by the Funds with other brokers.  The Funds may direct transactions to certain brokers in order to reduce brokerage commissions through a commission recapture program offered by Frank Russell Securities, Inc.

In certain instances there may be securities that are suitable for a Fund as well as for one or more of the respective sub-advisor’s other clients.  Investment decisions for a Fund and for the sub-advisor’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients.  Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security.  Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client.  When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each.  It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned.  However, it is believed that the ability of a Fund to participate in volume transactions will produce better executions for the Fund.

The Funds paid the following in aggregate brokerage commissions on portfolio transactions.

Fund	For the fiscal year ended 3/31/11*	For the fiscal year ended 3/31/12*	Period from 4/1/2012 to 6/30/2012*	For the fiscal year ended 6/30/13
Touchstone Capital Growth Fund	$64,430	$58,656	$15,843	$54,742
Touchstone International Small Cap Fund	$374,080	$485,927	$51,825	$329,959
Touchstone Mid Cap Value Opportunities Fund	$578,343	$505,667	$115,381	$211,210
Touchstone Small Cap Value Opportunities Fund	$213,504	$188,994	$57,604	$224,398
Touchstone Value Fund	$48,718	$39,494	$17,533	$172,098

* The brokerage commissions were paid by the Predecessor Funds.

** In connection with the Reorganizations, each Fund’s fiscal year end was changed to June 30.

During the fiscal year ended June 30, 2013, the amount of brokerage transactions and related commissions for the Funds* directed to brokers due to research services provided were as follows:

	Amount of Transactions to Brokers Providing Research	Related Commission
Touchstone Capital Growth Fund	$123,126,232	$21,232
Touchstone International Small Cap Fund	$28,952,263	$41,305
Touchstone Mid Cap Value Opportunities Fund	$211,225,631	$208,712
Touchstone Small Cap Value Opportunities Fund	$184,620,772	$224,142
Touchstone Value Fund	$108,986,530	$58,256

* Reflects amounts for the Predecessor Funds

** In connection with the Reorganizations, each Fund’s fiscal year end was changed to June 30.

The total amount of securities of regular Broker/Dealers held by each Fund as of June 30, 2013* were as follows:

Fund	Broker/Dealer	Aggregate Value
Touchstone Capital Growth Fund	Goldman Sachs	$2,581,838
	Blackrock Inc.	$2,456,770
Touchstone International Small Cap Fund	None	None
Touchstone Mid Cap Value Opportunities Fund	None	None
Touchstone Small Cap Value Opportunities Fund	None	None
Touchstone Value Fund	Wells Fargo	$10,988,922
	JP Morgan Chase Securities	$10,702,856
	Citigroup Global Markets	$8,105,107
	Bank of America Securities	$6,555,296
	State Street Corporation	$7,400,618

*In connection with the Reorganizations, each Fund’s fiscal year end was changed to June 30.

PROXY VOTING PROCEDURES

The Funds have adopted the sub-advisors’ policies and procedures for voting proxies relating to portfolio securities held by the Funds, including procedures used when a vote presents a conflict between the interests of a Fund’s shareholders and those of the sub-advisor or its affiliates.  A copy of each sub-advisor’s proxy voting policies is included in Appendix B.  Information regarding how those proxies were voted during the most recent twelve-month period ended June 30 is also available without charge by calling toll free 1.800.543.0407 or on the Commission’s website at www.sec.gov.

CODE OF ETHICS

The Trust, the Advisor, the sub-advisors and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that permits Fund personnel to invest in securities for their own accounts and may permit personnel to invest in securities that may be purchased by a Fund.  The Code of Ethics adopted by each of the Trust, the Advisor, the sub-advisors and the Distributor is on public file with, and is available from, the SEC.

PORTFOLIO TURNOVER

A Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by a Fund during the fiscal year.  High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund.  High turnover may result in a Fund recognizing greater amounts of income and capital gains, which would increase the amount of commissions.  A 100% turnover rate would occur if all of a Fund’s portfolio securities were replaced once within a one-year period.  The rate of portfolio turnover will depend upon market and other conditions, and will not be a limiting factor when the sub-advisor believes that portfolio changes are appropriate.  A Fund may engage in active trading to achieve its investment goals and, as a result, may have substantial portfolio turnover.

During the fiscal years ended 2011, 2012, and 2013, the portfolio turnover rate for each Fund was as follows:

Fund	For the fiscal year ended 03/31/11*	For the fiscal year ended 03/31/12*	For the period from 4/1/2012 to 6/30/2012**	For the fiscal year ended 06/30/13
Touchstone Capital Growth Fund	33%	27%	6%	38%
Touchstone International Small Cap Fund	152%	207%	21%	79%
Touchstone Mid Cap Value Opportunities Fund	89%	101%	20%	102%
Touchstone Small Cap Value Opportunities Fund	55%	49%	18%	95%
Touchstone Value Fund	13%	15%	13%	110	%***

* The portfolio turnover rates reflected were the Predecessor Funds’ portfolio turnover rates.

** In connection with the Reorganizations, each Fund’s fiscal year end was changed to June 30.

***Portfolio turnover excludes the purchases and sales of the acquired funds. If these transactions were included, portfolio turnover would have been higher.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Touchstone Funds have adopted policies and procedures for disclosing the Funds’ portfolio holdings to any person requesting this information. These policies and procedures are monitored by the Board of Trustees through periodic reporting by the Funds’ Chief Compliance Officer. The Chief Compliance Officer will report any material violations immediately to the Board of Trustees and will report any immaterial violations to the Board at the next quarterly meeting. No compensation will be received by a Fund, the Advisor, any sub-advisor, or any other party in connection with the disclosure of information about portfolio securities.

The procedures prohibit the disclosure of portfolio holdings except under the following conditions:

1)             A request made by a sub-advisor for a Fund (or that portion of a Fund) that it manages.

2)             A request by executive officers of the Advisor for routine oversight and management purposes.

3)             For use in preparing and distributing routine shareholder reports, including disclosure to the Funds’ independent registered public accounting firm, typesetter and printer. Routine shareholder reports are filed with the SEC within 60 days after the quarter end of each calendar quarter, and routine shareholder reports are distributed to shareholders within 60 days after the applicable six-month semi-annual period. The Funds provide their full holdings to their independent registered public accounting firm annually, as of the end of their fiscal year, within 1 to 10 business days after fiscal year end. The Funds provide their full holdings to their typesetter at least 30 days after the end of the calendar quarter. The Funds provide their full holdings to their printer at least 45 days after the applicable six-month semi-annual period.

4)             A request by service providers to fulfill their contractual duties relating to the Fund, subject to approval by the Chief Compliance Officer.

5)             A request by a newly hired sub-advisor or sub-advisor candidate prior to the commencement of its duties to facilitate its transition as a new sub-advisor, subject to the conditions set forth in Item 8.

6)             A request by a potential merger candidate for the purpose of conducting due diligence, subject to the conditions set forth in Item 8.

7)             A request by a rating or ranking agency, subject to the conditions set forth in Item 8.

Other portfolio holdings disclosure policies of the Funds include:

•                                              The Funds provide their top ten holdings on their publicly available website and to market data agencies monthly, as of the end of a calendar month, at least seven business days after month end.

•                                              The Funds provide their full holdings on their publicly available website, and to market data agencies, their typesetter and printer, quarterly, as of the end of a calendar quarter, at least 15 days after quarter end.

You may access the public website at www.TouchstoneInvestments.com.

8)             The Chief Compliance Officer may authorize disclosing non-public portfolio holdings to third parties more frequently or at different periods than as described above prior to when such information is made public, provided that certain conditions are met.  The third-party must (i) specifically request in writing the more current non-public portfolio holdings, providing a reasonable basis for the request; (ii) execute an agreement to keep such information confidential, to only use the information for the authorized purpose, and not to use the information for their personal benefit; (iii) agree not to trade on such information, either directly or indirectly; and (iv) unless specifically approved by the Chief Compliance Officer in writing for good reason, the non-public portfolio holdings are subject to a ten day time delay before dissemination.  Any non-public portfolio holdings that are disclosed will not include any material information about a Fund’s trading strategies or pending portfolio transactions.

As of September 30, 2013, one or more Touchstone Funds may currently disclose portfolio holdings information based on ongoing arrangements to the following parties:

CMS Bondedge

Morningstar, Inc

Employees of the Advisor and the Funds’ sub-advisor that are access persons under the Funds’ Code of Ethics have access to Fund holdings on a regular basis, but are subject to confidentiality requirements and trading prohibitions in the Code of Ethics. In addition, custodians of the Funds’ assets and the Funds’ accounting services agent, each of whose agreements contains a confidentiality provision (which includes a duty not to trade on non-public information), have access to the current Fund holdings on a daily basis.

The Chief Compliance Officer is authorized to determine whether disclosure of a Fund’s portfolio securities is for a legitimate business purpose and is in the best interests of a Fund and its shareholders. Any conflict between the interests of shareholders and the interests of the Advisor, the Distributor, or any affiliates, will be reported to the Board, which will make a determination that is in the best interests of shareholders.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE

The share price or net asset value (“NAV”) and the public offering price (NAV plus applicable sales load) of shares of the Funds are normally determined as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m. eastern time), each day the Trust is open for business.  The Trust is open for business every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.  The Trust may also be open for business on other days when there is sufficient trading in a Fund’s portfolio securities that its NAV might be materially affected.  If a Fund holds foreign securities, they may be primarily listed on foreign exchanges or traded in foreign markets that are open on days (such as Saturdays and U.S. holidays) when the New York Stock Exchange is not open for business.  As a result the NAV of a Fund holding foreign securities may be significantly affected by trading on days when the Trust is not open for business.  For a description of the methods used to determine the share price and public offering price, see “Pricing of Fund Shares” in the prospectus.

Securities held by a Fund that do not have readily available market quotations, or securities for which the available market quotation is not reliable, are priced at their fair value using procedures approved by the Board of Trustees.  Any debt securities held by a Fund for which market quotations are not readily available are generally priced at their most recent bid prices as obtained from one or more of the major market makers for such securities.  If a Fund holds foreign securities, it may invest in foreign securities traded on markets that close prior to the time a Fund determines its NAV.  The Funds may use fair value pricing if the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund’s NAV calculation.  The Funds may also use fair value pricing if the value of a security has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets on which the security is traded.  The Funds may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading.  The use of fair value pricing has the effect of valuing a security based upon the price a Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price.  With respect to any portion of a Fund’s assets that is invested in other mutual funds, that portion of the Fund’s NAV is calculated based on the NAV of that mutual fund.  The prospectus for the other mutual fund explains the circumstances and effects of fair value pricing for that fund.

CHOOSING A CLASS OF SHARES

The Funds participate in fund “supermarket” arrangements.  In such an arrangement, a program is made available by a broker or other institution (a sponsor) that allows investors to purchase and redeem shares of the Funds through the sponsor of the fund supermarket.  In connection with these supermarket arrangements, each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders.  In turn, the brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds’ behalf.  As such, a Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order.  The customer order will be priced at the Fund’s NAV next computed after acceptance by an authorized broker or the broker’s authorized designee. In addition, a broker may charge transaction fees on the purchase or sale of Fund shares.  Also in connection with fund supermarket arrangements, the performance of a participating Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available and compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.  The Trust’s annual report contains additional performance information and will be made available to investors upon request and without charge.

Class A shares  For initial purchases of Class A shares of $1 million or more and subsequent purchases further increasing the size of the account, participating dealers may receive compensation of up to 1.00% of such purchases from the Distributor according to the following schedule:

Amount of Investment	Dealer Fee
$1 million but less than $3 million	1.00%
$3 million but less than $5 million	0.75%
$5 million but less than $25 million	0.50%
$25 million or more	0.25%

The Distributor does not have an annual reset for these fees.  In determining a dealer’s eligibility for such commission, purchases of Class A shares of the Funds may be aggregated with concurrent purchases of Class A shares of other Touchstone Funds. Dealers should contact the Distributor for more information on the calculation of the dealer’s commission in the case of combined purchases.

An exchange from other Touchstone Funds will not qualify for payment of the dealer’s commission unless the exchange is from a Touchstone Fund with assets as to which a dealer’s commission or similar payment has not been previously paid.  No commission will be paid if the purchase represents the reinvestment of a redemption from a Fund made during the previous 12 months.  Redemptions of Class A shares may result in the imposition of a CDSC if the dealer’s commission described in this paragraph was paid in connection with the purchase of such shares.  See “CDSC for Certain Redemptions of Class A shares” below.

Institutional class shares.

Class A and Class C shareholders who are eligible to invest in Class Y shares or Institutional Class shares are eligible to exchange their Class A shares and/or Class C shares for Class Y shares or Institutional Class shares of the same fund, if offered in their state and such an exchange can be accommodated by their financial institution. Class Y shares may be available through financial institutions that have appropriate selling agreements with Touchstone, or through “processing organizations” (e.g., mutual fund supermarkets) that purchase shares for their customers.  No front end sales charges will apply to any such exchange, however, if the C share assets have been held less than 12 months and a 1% commission was paid to the broker at the time of purchase, a 1% CDSC will be assessed on the exchange transaction, which may be processed as a liquidation and a purchase. For federal income tax purposes, exchanges of one share class for a different share class of the same fund (even if processed as a liquidation and a purchase) should not result in the realization by the investor of a capital gain or loss.  There can be no assurance of any particular tax treatment, however, and you are urged and advised to consult with your own tax advisor before entering into a share class exchange.

Share Class Conversions.

If the share class conversion(s) mentioned above is being initiated by a financial institution, processing organization or intermediary as it relates to Touchstone Fund availability on a particular platform, Touchstone Securities should be contacted at least 60 days in advance by the financial institution, intermediary or processing organization to request approval for the share class conversion.

Additional Information on the CDSC

The CDSC is waived under the following circumstances:

•                                              Any partial or complete redemption following death or disability (as defined in the IRC) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named.  The Distributor may require documentation prior to waiver of the charge, including death certificates, physicians’ certificates, etc.

•                                              Redemptions from a systematic withdrawal plan.  If the systematic withdrawal plan is based on a fixed dollar amount or number of shares, systematic withdrawal redemptions are limited to no more than 10% of your account value or number of shares per year, as of the date the transfer agent receives your request.  If the systematic withdrawal plan is based on a fixed percentage of your account value, each redemption is limited to an amount that would not exceed 10% of your annual account value at the time of withdrawal.

•                                              Redemptions from retirement plans qualified under Section 401 of the IRC.  The CDSC will be waived for benefit payments made by Touchstone directly to plan participants.  Benefit payments will include, but are not limited to, payments resulting from death, disability, retirement, separation from service, required minimum distributions (as described under Section 401(a)(9) of the IRC), in-service distributions, hardships, loans and qualified domestic relations orders.  The CDSC waiver will not apply in the event of termination of the plan or transfer of the plan to another financial institution.

•                                              Redemptions that are mandatory withdrawals from a traditional IRA account after age 70½.

General.  All sales charges imposed on redemptions are paid to the Distributor.  In determining whether the CDSC is payable, it is assumed that shares not subject to the CDSC are the first redeemed followed by other shares held for the longest period of time. The CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

CDSC for Certain Redemptions of Class A Shares.  A CDSC is imposed upon certain redemptions of Class A shares of the Funds (or shares into which such Class A shares were exchanged) purchased at NAV in amounts totaling $1 million or more, if the dealer’s commission described above was paid by the Distributor and the shares are redeemed within one year from the date of purchase.  The CDSC will be paid to the Distributor and will be equal to the commission percentage paid at the time of purchase as applied to the lesser of (1) the NAV at the time of purchase of the Class A shares being redeemed, or (2) the NAV of such Class A shares at the time of redemption.  If a purchase of Class A shares is subject to the CDSC, you will be notified on the confirmation you receive for your purchase.  Redemptions of such Class A shares of the Funds held for at least one year will not be subject to the CDSC.

Examples.  The following example will illustrate the operation of the CDSC.  Assume that you open an account and purchase 1,000 shares at $10 per share and that six months later the NAV per share is $12 and, during such time, you have acquired 50 additional shares through reinvestment of distributions.  If at such time you should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the charge because of dividend reinvestment.  With respect to the remaining 400 shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share.  Therefore, $4,000 of the $5,400 redemption proceeds will pay the charge.  At the rate of 1.00%, the CDSC would be $40 for redemptions of Class C shares.   In determining whether an amount is available for redemption without incurring a deferred sales charge, the purchase payments made for all shares in your account are aggregated.

OTHER PURCHASE AND REDEMPTION INFORMATION

Waiver of Minimum Investment Requirements.  The minimum and subsequent investment requirements for purchases in the Funds may not apply to:

1.                          Any director, officer or other employee (and their immediate family members, as defined below) of The Western & Southern Financial Group or any of its affiliates or any portfolio advisor or service provider to the Trust.

2.                          Any employee benefit plan that is provided administrative services by a third-party administrator that has entered into a special service arrangement with the Distributor.

The minimum investment waivers are not available for Institutional Class shares of the Funds.

Waiver of Class A Sales Charges.  In addition to the categories of purchasers described in each prospectus from whom the sales charge on purchases of Class A shares of the Funds may be waived, Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):

1. purchases into a Fund by any director, officer, employee (and their immediate family members, as defined below), or current separate account client of or referral by a sub-advisor to that particular Fund;

2. purchases by any director, officer or other employee (and their immediate family members, as defined below) of Western & Southern Financial Group or any of its affiliates; and

3. purchases by any employees of BNY Mellon, who provide services for Touchstone Investments.

Exemptions must be qualified in advance by the Distributor.  At the option of the Trust, the front-end sales charge may be included on purchases by such persons in the future.

Immediate family members are defined as the spouse, parents, siblings, domestic partner, natural or adopted children, mother-in-law, father-in-law, brother-in-law, and sister-in-law of a director, officer or employee.  The term “employee” is deemed to include current and retired employees.

Waiver of Class A Sales Charge for Clients of Financial Intermediaries. Touchstone Securities has agreed to waive the Class A sales charge for clients of financial intermediaries that have entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to their customers.

Waiver of Large Cap Growth Fund Class A Sales Charge for Former Navellier Shareholders. Effective October 6, 2003, sales charges do not apply to Class A shares of the Large Cap Growth Fund purchased by former shareholders of the Navellier Performance Large Cap Growth Portfolio who are purchasing additional shares for their account or opening new accounts in the Large Cap Growth Fund.

Waiver of Class A Sales Charge for former Constellation Shareholders.  Shareholders who owned shares of the Touchstone Fund Group Trust as of November 17, 2006 who are purchasing additional shares for their accounts or opening new accounts in any Touchstone Fund are not subject to the front-end sales charge for purchases of Class A Shares. If you are purchasing shares through a financial intermediary, you must notify the intermediary at the time of purchase that a purchase qualifies for a sales load waiver and you may be required to provide copies of account statements verifying your qualification.

Shareholders who are eligible for the sales charge waivers listed above may open an account with a Fund directly to receive the sales charge waiver.

Class Y Shares Grandfather Clause.  New purchases of the Class Y shares are no longer available directly through Touchstone Securities. Those shareholders who owned Class Y shares purchased directly through Touchstone prior to February 2, 2009 or those former Old Mutual Shareholders who owned Class Z shares which became Class Y shares on April 16, 2012 may continue to hold Class Y shares of the corresponding Fund(s). In addition, those shareholders may continue to make subsequent purchases into existing accounts of Class Y shares of the Fund(s) they owned prior to February 2, 2009 and April 16, 2012, respectively.

Purchases in Kind.  Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to shares of common stock, provided the acquisition of such securities is consistent with the Fund’s investment objectives and is otherwise acceptable to the Advisor.  Before purchasing shares by tendering payment in kind, an investor is urged to consult with his, her or its tax advisor regarding the tax consequences of the transaction.

Redemption in Kind.  Under unusual circumstances, when the Board of Trustees deems it in the best interests of a Fund’s shareholders, a Fund may make payment for shares repurchased or redeemed in whole or in part in securities of a Fund taken at current value.  Should payment be made in securities, the redeeming shareholder will generally incur costs upon converting such securities to cash including brokerage costs and federal income tax on the amount by which the fair market value of the securities converted into cash exceeds the basis of a Fund shares redeemed.  Portfolio securities that are issued in an in-kind redemption will be readily marketable.  The Trust has filed an irrevocable election with the SEC under Rule 18f-1 of the 1940 Act wherein the Funds are committed to pay redemptions in cash, rather than in kind, to any shareholder of record of a Fund who redeems during any ninety day period, the lesser of $250,000 or 1% of a Fund’s NAV at the beginning of such period.

Uncashed Distribution Checks.  If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as “undeliverable” or (2) is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in a Fund at the per share net asset value determined as of the date of payment.  In addition, any undeliverable checks or checks that are not cashed for six months will be cancelled and then reinvested in a Fund at the per share net asset value determined as of the date of cancellation.

Fund Shares Purchased by Check.  We may delay the processing and payment of redemption proceeds for shares you recently purchased by check until your check clears, which may take up to 15 days.  If you need your money sooner, you should purchase shares by bank wire.

Low Account Balances (only applicable for shares held through Touchstone Securities directly).  If your balance falls below the minimum amount required for your account, based on actual amounts you have invested (as opposed to a reduction from market changes), your account may be subject to an annual account maintenance fee or Touchstone Securities may sell your shares and send the proceeds to you.  Touchstone Securities will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.

DISTRIBUTIONS

Each Fund intends to distribute substantially all of its net investment income, if any. All Funds, except the Touchstone Value Fund, distribute their income, if any, annually to shareholders.  The Touchstone Value Fund distributes its income, if any, semi-annually to shareholders.  Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by a Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders annually.

A Fund’s dividends and other distributions are taxable to shareholders (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of the Fund.  A dividend or distribution paid by a Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend distribution.  A dividend or distribution declared shortly after a purchase of shares by an investor would, therefore, represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to federal income taxes.

For most shareholders, a statement will be sent to you within 60 days after the end of each year detailing the tax status of your distributions.  Please see “Taxes” below for more information on the federal income tax consequences of dividends and other distributions made by a Fund.

TAXES

The following discussion summarizes certain U.S. federal income tax considerations affecting each Fund and its shareholders.  This discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Funds.  Therefore, this summary should not be considered to be individual tax advice and may not be relied upon by any shareholder.  The summary is based upon current provisions of the IRC, applicable U.S. Treasury Regulations promulgated thereunder (the “Regulations”), and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive, and may affect the conclusions expressed herein.  The summary applies only to beneficial owners of a Fund’s shares in whose hands such shares are capital assets within the meaning of Section 1221 of the IRC, and may not apply to certain types of beneficial owners of a Fund’s shares, including, but not limited to insurance companies, tax-exempt organizations, shareholders holding a Fund’s shares through tax-advantaged accounts (such as an individual retirement account (an “IRA”), a 401(k) plan account, or other qualified retirement account), financial institutions, pass-through entities, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding a Fund’s shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the alternative minimum tax.  Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them.

No Fund has requested nor will any Fund request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below.  The IRS could adopt positions contrary to those discussed below and such positions could be sustained.  In addition, the following discussion applicable to shareholders of a Fund addresses only some of the federal income tax considerations generally affecting investments in such Fund.  Shareholders are urged and advised to consult their own tax advisor with respect to the tax consequences of the ownership, purchase and disposition of an investment in a Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

General.  For federal tax purposes, each Fund is treated as a separate corporation.  Each Fund has elected, and intends to continue to qualify for, taxation as a RIC under the IRC.  By qualifying as a RIC, a Fund (but not the shareholders) will not be subject to federal income tax on that portion of its investment company taxable income and net realized capital gains that it distributes to its shareholders.

Shareholders should be aware that investments made by a Fund, some of which are described below, may involve complex tax rules some of which may result in income or gain recognition by it without the concurrent receipt of cash.  Although each Fund seeks to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case it may distribute cash derived from other sources in order to meet the minimum distribution requirements described below.  Cash to make the required minimum distributions may be obtained from sales proceeds of securities held by a Fund (even if such sales are not advantageous) or, if permitted by its governing documents and other regulatory restrictions, through borrowing the amounts required.

Qualification As A Regulated Investment Company.  Qualification as a RIC under the IRC requires, among other things, that each Fund: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from certain qualified publicly traded partnerships (together with (i), the “Qualifying Income Requirement”); (b) diversify its holdings so that, at the close of each quarter of the taxable year: (i) at least 50% of the value of its assets is comprised of cash, cash items (including receivables), U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers controlled by it and engaged in the same, similar or related trades or businesses, or one or more “qualified publicly traded partnerships” (together with (i) the “Diversification Requirement”); and (c) distribute for each taxable year the sum of (i) at least 90% of its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign currency exchange gains, and any other taxable income other than “net capital gain” as defined below and is reduced by deductible expenses all determined without regard to any deduction for dividends paid); and (ii) 90% of its tax-exempt interest, if any, net of certain expenses allocable thereto (“net exempt interest”).

The U.S. Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Requirement only if such gains are directly related to the principal business of a Fund in investing in stock or securities or options and futures with respect to stock or securities.  To date, such regulations have not been issued.

As a RIC, a Fund generally will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the IRC’s timing and other requirements at least 90% of its investment company taxable income and at least 90% of its net tax-exempt interest).  Each Fund may retain for investment all or a portion of its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss).  If a Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained.  If a Fund retains any net capital gain, it may designate the retained amount as undistributed net capital gain in a notice to its shareholders, who will be (i) required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of tax paid by such Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.  For federal income tax purposes, the tax basis of the shares owned by a shareholder of a Fund will be increased by the amount of undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by such Fund on that amount of capital gain.

The qualifying income and asset requirements that must be met under the IRC in order for a Fund to qualify as a RIC, as described above, may limit the extent to which it will be able to engage in derivative transactions.  Rules governing the federal income tax aspects of derivatives, including swap agreements, are not entirely clear in certain respects, particularly in light of two IRS revenue rulings issued in 2006.  Revenue Ruling 2006-1 held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC.  Subsequently, the IRS issued Revenue Ruling 2006-31 in which it stated that the holding in Revenue Ruling 2006-1 “was not intended to preclude a conclusion that the income from certain instruments (such as certain structured notes) that create a commodity exposure for the holder is qualifying income.”  Accordingly, each Fund’s ability to invest in commodity related derivative transactions and other derivative transactions may be limited by the Qualifying Income Requirement. Each Fund will account for any investments in commodity derivative transactions in a manner it deems to be appropriate; the IRS, however, might not accept such treatment.  If the IRS did not accept such treatment, the status of such Fund as a RIC might be jeopardized.

In general, for purposes of the Qualifying Income Requirement described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC.  However, all of the net income of a RIC derived from an interest in a qualified publicly traded partnership (defined as a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in clause (i) of the Qualifying Income Requirement described above) will be treated as qualifying income.  In general, such entities will be treated as partnerships for federal income tax purposes if they meet the passive income requirement under Section 7704(c)(2) of the IRC.  In addition, although in general the passive loss rules of the IRC do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the Diversification Requirement described above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If a Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements.  Additionally, relief is provided for certain de minimis failures to satisfy the Diversification Requirements where a Fund corrects the failure within a specified period of time.  If the applicable relief provisions are not available or cannot be met, such Fund will fail to qualify as a RIC and will be subject to tax in the same manner as an ordinary corporation subject to tax on a graduated basis with a maximum tax rate of 35% and all distributions from earnings and profits (as determined under U.S. federal income tax principles) to its shareholders will be taxable as ordinary dividend income eligible for the 15% non-corporate shareholder rate (for taxable years beginning prior to January 1, 2013) and the dividends-received deduction for corporation shareholders.

Excise Tax.  If a Fund fails to distribute by December 31 of each calendar year an amount equal to the sum of (1) at least 98% of its taxable ordinary income (excluding capital gains and losses) for such year, (2) at least 98.2% of the excess of its capital gains over its capital losses (as adjusted for certain ordinary losses) for the twelve month period ending on October 31 of such year, and (3) all taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which it did not pay federal income tax, such Fund will be subject to a nondeductible 4% excise tax (the “Excise Tax”) on the undistributed amounts.  A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November, or December of that year to shareholders of record on a date in such month and paid by it during January of the following year.  Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.  Each Fund generally intends to actually distribute or be deemed to have distributed substantially all of its net income and gain, if any, by the end of each calendar year in compliance with these requirements so that it will generally not be required to pay the Excise Tax.  A Fund may in certain circumstances be required to liquidate its investments in order to make sufficient distributions to avoid the Excise Tax liability at a time when its Adviser might not otherwise have chosen to do so.  Liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC.  However, no assurances can be given that a Fund will not be subject to the Excise Tax and, in fact, in certain instances if warranted, a Fund may choose to pay the Excise Tax as opposed to making an additional distribution.

Capital Loss Carryforwards.  For losses arising from tax years beginning before December 22, 2010 a Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss and such Fund’s capital loss carryforward is treated as a short-term capital loss in the year to which it is carried.  For capital losses realized with respect to tax years of a Fund beginning after December 22, 2010, such Fund may carry capital losses forward indefinitely.  For capital losses realized in taxable years beginning after December 22, 2010, the excess of a Fund’s net short-term capital losses over its net long-term capital gain is treated as short-term capital losses arising on the first day of the Fund’s next taxable year and the excess of a Fund’s net long-term capital losses over its net short-term capital gain is treated as long-term capital losses arising on the first day of the Fund’s next taxable year.  If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders.  A Fund cannot carry back or carry forward any net operating losses.

Original Issue Discount And Market Discount.  A Fund may acquire debt securities that are treated as having original issue discount (“OID”) (generally a debt obligation with a purchase price less than its principal amount, such as a zero coupon bond).  Generally, a Fund will be required to include the OID in income over the term of the debt security, even though it will not receive cash payments for such OID until a later time, usually when the debt security matures.  A Fund may make one or more of the elections applicable to debt securities having OID which could affect the character and timing of recognition of income.  Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation.  A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes.

A debt security acquired in the secondary market by a Fund may be treated as having market discount if acquired at a price below redemption value or adjusted issue price if issued with original issue discount.  Market discount generally is accrued ratably, on a daily basis, over the period from the date of acquisition to the date of maturity even though no cash will be received.  Absent an election by a Fund to include the market discount in income as it accrues, gain on its disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though a Fund holding such securities receives no interest payments in cash on such securities during the year.

Each Fund generally will be required to make distributions to shareholders representing the income accruing on the securities, described above, that is currently includable in income, even though cash representing such income may not have been received by such Fund.  Cash to pay these distributions may be obtained from sales proceeds of securities held by a Fund (even if such sales are not advantageous) or, if permitted by such Fund’s governing documents, through borrowing the amounts required to be distributed.  In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions.  Borrowing to fund any distribution also has tax implications, such as potentially creating unrelated business taxable income (“UBTI”).

Options, Futures And Forward Contracts.  The writing (selling) and purchasing of options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection with such transactions.

Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses.  Some regulated futures contracts, certain foreign currency contracts, and certain non-equity options (such as certain listed options or options on broad based securities indexes) held by a Fund (“Section 1256 contracts”), other than contracts on which it has made a “mixed-straddle election”, will be required to be “marked-to-market” for federal income tax purposes, that is, treated as having been sold at their market value on the last day of such Fund’s taxable year.  These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash.  Any gain or loss recognized on actual or deemed sales of Section 1256 contracts will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below.  Transactions that qualify as designated hedges are exempt from the mark-to-market rule, but may require a Fund to defer the recognition of losses on futures contracts, foreign currency contracts and certain options to the extent of any unrecognized gains on related positions held by it.

The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of a Fund’s distributions to its shareholders.  For example, the Section 1256 rules described above may operate to increase the amount a Fund must distribute to satisfy the minimum distribution requirement for the portion treated as short-term capital gain which will be taxable to its shareholders as ordinary income, and to increase the net capital gain it recognizes, without, in either case, increasing the cash available to it.  A Fund may elect to exclude certain transactions from the operation of Section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute.  Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

When a covered call or put option written (sold) by a Fund expires such Fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option.  When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when it wrote the option.  When a covered call option written by a Fund is exercised, such Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending upon the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

Straddles.  Section 1092 deals with the taxation of straddles which also may affect the taxation of options in which a Fund may invest.  Offsetting positions held by a Fund involving certain derivative instruments, such as options, futures and forward currency contracts, may be considered, for federal income tax purposes, to constitute “straddles.”  Straddles are defined to include offsetting positions in actively traded personal property.  In certain circumstances, the rules governing straddles override or modify the provisions of Section 1256, described above.  If a Fund is treated as entering into a straddle and at least one (but not all) of its positions in derivative contracts comprising a part of such straddle is governed by Section 1256, then such straddle could be characterized as a “mixed straddle.”  A Fund may make one or more elections with respect to mixed straddles.  Depending on which election is made, if any, the results with respect to a Fund may differ.  Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by it may be deferred to the extent of unrealized gain in any offsetting positions.  Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be characterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain.  In addition, the existence of a straddle may affect the holding period of the offsetting positions and cause such sales to be subject to the “wash sale” and “short sale” rules.  As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” to fail to satisfy the applicable holding period requirements, described below, and therefore to be taxed as ordinary income.  Further, a Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle.  Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

In circumstances where a Fund has invested in certain pass-through entities, the amount of long-term capital gain that it may recognize from certain derivative transactions with respect to interests in such pass-through entities is limited under the IRC’s constructive ownership rules.  The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if it directly invested in the pass-through entity during the term of the derivative contract.  Any gain in excess of this amount is treated as ordinary income.  An interest charge is imposed on the amount of gain that is treated as ordinary income.

Swaps And Derivatives.  As a result of entering into swap or derivative agreements, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap or derivative is terminated prior to maturity through an assignment of the swap, derivative or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap or derivative will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to a swap or derivative for more than one year). With respect to certain types of swaps or derivatives, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or derivatives or may elect under certain circumstances to mark such swaps or derivatives to market annually for tax purposes as ordinary income or loss.

Rules governing the tax aspects of swap or derivative agreements are not entirely clear in certain respects, in particular whether income generated is Qualifying Income.  Accordingly, while each Fund intends to account for such transactions in a manner it deems appropriate, the IRS might not accept such treatment.  If the IRS did not accept such treatment, the status of a Fund as a RIC might be adversely affected.  The Funds intend to monitor developments in this area.  Certain requirements that must be met under the IRC in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in swap agreements and certain derivatives.

Constructive Sales.  Certain rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions.  If a Fund enters into certain transactions (including a short sale, an offsetting notional principal contract, a futures or forward contract, or other transactions identified in Treasury regulations) in property while holding an appreciated financial position in substantially identical property, it will be treated as if it had sold and immediately repurchased the appreciated financial position and will be taxed on any gain (but not loss) from the constructive sale.  The character of gain from a constructive sale will depend upon a Fund’s holding period in the appreciated financial position.  Loss from a constructive sale would be recognized when the position was subsequently disposed of, and its character would depend on a Fund’s holding period and the application of various loss deferral provisions of the IRC.

In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property by a Fund will be deemed a constructive sale.  The foregoing will not apply, however, to a Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and such Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is such Fund’s risk of loss regarding the position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Wash Sales.  A Fund may in certain circumstances be impacted by special rules relating to “wash sales.”  In general, the wash sale rules prevent the recognition of a loss by a Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired by it within 30 days before or 30 days after the sale.

Short Sales.  A Fund may make short sales of securities.  Short sales may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to its shareholders.  Short sales also may be subject to the “Constructive Sales” rules, discussed above.

Tax Credit Bonds.  If a Fund holds (directly or indirectly) one or more “tax credit bonds” (defined below) on one or more specified dates during a Fund’s taxable year, and it satisfies the minimum distribution requirement, it may elect for U.S. federal income tax purposes to pass through to shareholders tax credits otherwise allowable to it for that year with respect to such tax credit bonds. A tax credit bond is defined in the IRC as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, or a qualified zone academy bond, each of which must meet certain requirements specified in the IRC), a “build America bond” (which includes certain qualified bonds issued before January 1, 2011) or certain other bonds specified in the IRC. If a Fund were to make an election, a shareholder of such Fund would be required to include in gross income an amount equal to such shareholder’s proportionate share of the interest income attributable to such credits and would be entitled to claim as a tax credit an amount equal to a proportionate share of such credits. Certain limitations may apply on the extent to which the credit may be claimed.

Passive Foreign Investment Companies.  A Fund may invest in a non-U.S. corporation, which could be treated as a passive foreign investment company (a “PFIC”) or become a PFIC under the IRC.  A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its gross income for its taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains); or (2) an average of at least 50% of its assets produce, or are held for the production of, such passive income.  If a Fund acquires any equity interest in a PFIC, such Fund could be subject to federal income tax and interest charges on “excess distributions” received with respect to such PFIC stock or on any gain from the sale of such PFIC stock (collectively “PFIC income”), plus interest thereon even if such Fund distributes the PFIC income as a taxable dividend to its shareholders.  The balance of the PFIC income will be included in such Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.  A Fund’s distributions of PFIC income will be taxable as ordinary income even though, absent the application of the PFIC rules, some portion of the distributions may have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to a PFIC.  Payment of this tax would therefore reduce a Fund’s economic return from its investment in PFIC shares.  To the extent a Fund invests in a PFIC, it may elect to treat the PFIC as a “qualified electing fund” (“QEF”), then instead of the tax and interest obligation described above on excess distributions, such Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain.  As a result of a QEF election, a Fund would likely have to distribute to its shareholders an amount equal to the QEF’s annual ordinary earnings and net capital gain to satisfy the IRC’s minimum distribution requirement described herein and avoid imposition of the Excise Tax even if the QEF did not distribute those earnings and gain to such Fund.  In most instances it will be very difficult, if not impossible, to make this election because of certain requirements in making the election.

A Fund may elect to “mark-to-market” its stock in any PFIC.  “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC stock over such Fund’s adjusted basis therein as of the end of that year.  Pursuant to the election, a Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in the PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock it included in income for prior taxable years under the election.  A Fund’s adjusted basis in its PFIC stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.  In either case, a Fund may be required to recognize taxable income or gain without the concurrent receipt of cash.

Foreign Currency Transactions.  Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt instruments, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, and foreign currency-denominated payables and receivables are subject to Section 988 of the IRC, which causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of such Fund’s income.  In some cases elections may be available that would alter this treatment, but such elections could be detrimental to a Fund by creating current recognition of income without the concurrent recognition of cash.  If a foreign currency loss treated as an ordinary loss under Section 988 were to exceed a Fund’s investment company taxable income (computed without regard to such loss) for a taxable year the resulting loss would not be deductible by it or its shareholders in future years.  The foreign currency income or loss will also increase or decrease a Fund’s investment company income distributable to its shareholders.

Foreign Taxation.  Income received by a Fund from sources within foreign countries may be subject to foreign withholding and other taxes.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.  If more than 50% of a Fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations and it meets the distribution requirements described above, such Fund may file an election (the “pass-through election”) with the IRS pursuant to which shareholders of a Fund would be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by a Fund even though not actually received by such shareholders; and (ii) treat such respective pro rata portions as foreign income taxes paid by them.  Each Fund will furnish its shareholders with a written statement providing the amount of foreign taxes paid by a Fund that will “pass-through” for the year, if any.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income.  For this purpose, if the pass-through election is made, the source of a Fund’s income will flow through to shareholders.  The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income.  Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund.  Various limitations, including a minimum holding period requirement, apply to limit the credit and deduction for foreign taxes for purposes of regular federal tax and alternative minimum tax.

REITs.  A Fund may invest in REITs.  Investments in REIT equity securities may require a Fund to accrue and distribute taxable income without the concurrent receipt of cash.  To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold.  A Fund’s investments in REIT equity securities may at other times result in its receipt of cash in excess of the REIT’s earnings; if such Fund distributes these amounts, these distributions could constitute a return of capital to its shareholders for federal income tax purposes.  Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.

A Fund may invest in REITs that hold residual interests in REMICs or taxable mortgage pools (TMPs), or such REITs may themselves constitute TMPs.  Under an IRS notice, and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the IRC as an “excess inclusion”) will be subject to federal income tax in all events.  This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC, such as the Funds, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or invested in the TMP directly.  As a result, a Fund may not be a suitable investment for certain tax exempt-shareholders, including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan and other tax-exempt entities.  See “Tax-Exempt Shareholders.”

Distributions.  Distributions paid out of a Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether reinvested in additional shares or paid in cash, are generally taxable and must be reported by each shareholder who is required to file a federal income tax return.  Distributions in excess of a Fund’s current and accumulated earnings and profits, as computed for federal income tax purposes, will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain.

For federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income.  Distributions designated by a Fund as “capital gain dividends” (distributions from the excess of net long-term capital gain over short-term capital losses) will be taxable to shareholders as long-term capital gain regardless of the length of time they have held their shares of such Fund.  Such dividends do not qualify as dividends for purposes of the dividends received deduction described below.

Noncorporate shareholders of a Fund may be eligible for the 15% long-term capital gain rate applicable to distributions of “qualified dividend income” received by such noncorporate shareholders in taxable years beginning before January 1, 2013.  A Fund’s distribution will be treated as qualified dividend income and therefore eligible for the 15% rate to the extent it receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding periods and other requirements are met.  A corporate shareholder of a Fund may be eligible for the dividends received deduction on such Fund’s distributions attributable to dividends received by such Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction.  For eligible corporate shareholders, the dividends received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met.

As of January 1, 2013, shareholders may pay a 3.8% Medicare contribution tax on net investment income including interest (but not tax-exempt interest), dividends, and capital gains of U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) and of estates and trusts.

Each Fund will furnish a statement to shareholders providing the federal income tax status of its dividends and distributions including the portion of such dividends, if any, that qualifies as long-term capital gain.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans.  Shareholders are urged and advised to consult their own tax advisors for more information.

Purchases Of Fund Shares.  Prior to purchasing shares in a Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered.  Any dividend or distribution declared shortly after a purchase of shares of a Fund prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution, and to the extent the distribution consists of the Fund’s taxable income, the purchasing shareholder will be taxed on the taxable portion of the dividend or distribution received even though some or all of the amount distributed is effectively a return of capital.

Sales, Exchanges Or Redemptions.  Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder may realize a capital gain or loss.  Such capital gain or loss will be long-term or short-term depending upon the shareholder’s holding period for the shares.  The capital gain will be long-term if the shares were held for more than 12 months and short-term if held for 12 months or less.  If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, before January 31 of the calendar year following the calendar year of the sale or exchange, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of a Fund or another Fund, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase.  Any loss realized on a disposition will be disallowed under the “wash sale” rules to the extent that the shares disposed of by the shareholder are replaced by the shareholder within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition.  In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.  Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of tax-exempt interest dividends received by the shareholder with respect to such shares.  Capital losses are generally deductible only against capital gains except that individuals may deduct up to $3,000 of capital losses against ordinary income.

The 3.8% Medicare contribution tax (described above) will apply to gains from the sale or exchange of a Fund’s shares.

Backup Withholding.  Each Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds paid or credited to a shareholder of such Fund if (i) the shareholder fails to furnish such Fund with the correct taxpayer identification number (“TIN”) certified under penalties of perjury, (ii) the shareholder fails to provide a certified statement that the shareholder is not subject to backup withholding, or (iii) the IRS or a broker has notified such Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income.  If the backup withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

State And Local Taxes.  State and local laws often differ from federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit.

Shareholders are urged and advised to consult their own tax advisors as to the state and local tax rules affecting investments in the Funds.

Non-U.S. Shareholders.  Distributions made to non-U.S. shareholders attributable to net investment income generally are subject to U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty).  Notwithstanding the foregoing, if a distribution described above is effectively connected with the conduct of a trade or business carried on by a non-U.S. shareholder within the United States (or, if an income tax treaty applies, is attributable to a permanent establishment in the United States), federal income tax withholding and exemptions attributable to foreign persons will not apply and such distribution will be subject to the federal income tax, reporting and withholding requirements generally applicable to U.S. persons described above.

Under U.S. federal tax law, a non-U.S. shareholder is not, in general, subject to federal income tax or withholding tax on capital gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund, capital gains dividends, and, with respect to taxable years beginning before January 1, 2012, short-term capital gains dividends, provided that a Fund obtains a properly completed and signed certificate of foreign status, unless (i) such gains or distributions are effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the United States (or, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the non-U.S. shareholder); (ii) in the case of an individual non-U.S. shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the shares of a Fund constitute U.S. real property interests (USRPIs), as described below.

Distributions of a Fund when at least 50% of its assets are USRPIs, as defined in the IRC and Treasury regulations, to the extent the distributions are attributable to gains from sales or exchanges of USRPIs (including gains on the sale or exchange of shares in certain “U.S. real property holding corporations”) generally will cause a non-U.S. shareholder to treat such gain as income effectively connected to a trade or business within the United States, subject to tax at the graduated rates applicable to U.S. shareholders.  Such distributions may be subject to U.S. withholding tax and may require the non-U.S. shareholder to file a U.S. federal income tax return.

Subject to the additional rules described herein, federal income tax withholding will apply to distributions attributable to dividends and other investment income distributed by the Funds.  The federal income tax withholding rate may be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and the non-U.S. shareholder’s country of residence or incorporation.  In order to qualify for treaty benefits, a non-U.S. shareholder must comply with applicable certification requirements relating to its foreign status (generally by providing a Fund with a properly completed Form W-8BEN).  All non-U.S. shareholders are urged and advised to consult their own tax advisors as to the tax consequences of an investment in a Fund.

As of January 1, 2013, recently enacted rules require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons.  Failure to provide this required information can result in a 30% withholding tax on certain U.S.-source payments, including dividends and interest, and gross proceeds from the sale or other disposal of property that can produce U.S. source interest or dividends (“Withholding Payments”) made after December 31, 2012.

The IRS has issued only very preliminary guidance with respect to these new rules; their scope remains unclear and potentially subject to material change.  Pursuant to that guidance, it is possible that distributions and redemption payments made by a Fund after December 31, 2012 to a shareholder will be Withholding Payments and therefore subject to the new 30% withholding requirement.  Withholding Payments to a foreign shareholder that is a “foreign financial institution” will generally be subject to withholding unless such shareholder enters into an agreement with the IRS.  Withholding Payments to shareholders that are U.S. persons or foreign individuals will generally not be subject to withholding, so long as such shareholders provide a Fund with such certifications or other documentation as it requires to comply with the new rules.  Persons investing in a Fund through an intermediary should contact their intermediaries regarding the application of the new reporting and withholding regime to their investments in the Fund.  The scope of these requirements remains unclear and potentially subject to material changes resulting from any future guidance.  Shareholders are urged and advised to consult with their own tax advisor regarding the application of this new reporting and withholding regime to their own situation.

Foreign Bank And Financial Accounts And Foreign Financial Assets Reporting Requirements.  A shareholder that owns directly or indirectly more than 50% by vote or value of a Fund, is urged and advised to consult its own tax adviser regarding its filing obligations with respect to IRS Form TD F 90-22.1, Report of Foreign Bank and Financial Accounts.

Also, under recently enacted rules, subject to exceptions, individuals (and, to the extent provided in forthcoming future U.S. Treasury regulations, certain domestic entities) must report annually their interests in “specified foreign financial assets” on their U.S. federal income tax returns.  It is currently unclear whether and under what circumstances shareholders would be required to report their indirect interests in a Fund’s “specified foreign financial assets” (if any) under these new rules.

Shareholders may be subject to substantial penalties for failure to comply with these reporting requirements.  Shareholders are urged and advised to consult their own tax advisers to determine whether these reporting requirements are applicable to them.

Tax-Exempt Shareholders.  A tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund as a result of such Fund’s investments and if shares in a Fund constitute debt financed property in the hands of the tax-exempt shareholder within the meaning of IRC Section 514(b).

It is possible that a tax-exempt shareholder of a Fund will also recognize UBTI if such Fund recognizes “excess inclusion income” (as described above) derived from direct or indirect investments in REMIC residual interests or TMPs.  Furthermore, any investment in a residual interest of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or in TMPs.

Tax-exempt shareholders are urged and advised to consult their own tax advisors as to the tax consequences of an investment in a Fund.

Tax Shelter Reporting Regulations.  Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders are urged and advised to consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Shareholders are urged and advised to consult their own tax advisor with respect to the tax consequences of an investment in a Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

CONTROL PERSONS AND PRINCIPAL SECURITY HOLDERS

Persons or organizations beneficially owning 25% or more of the outstanding shares of a Fund are presumed to “control” the Fund. As a result, those persons or organizations could have the ability to take action with respect to a Fund without the consent or approval of other shareholders.

As of October 1, 2013, the name, address and percentage ownership of each entity or person that owned of record or beneficially 5% or more of the outstanding shares of any class of a Fund were as follows:

Fund	Name and Address	Percentage of Class
Touchstone Capital Growth Fund Class A	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	19.20%

	Nationwide Trust Company FSB C/O IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	11.43%

	First Clearing LLC Special Custody Acct. For The Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103	10.82%

	Enterprise Inv SVCS A/C 1651-2788 707 2nd Avenue South Minneapolis, MN 55402	10.21%*

	American Enterprise Inv SVCS A/C 5313-8826 707 2nd Avenue South Minneapolis, MN 55402	9.94%*

	UBS Financial Services Inc. FBO H A Wilson 6212 Davidson Dr. Sand Springs, OK 74063-3604	8.65%

Fund	Name and Address	Percentage of Class
	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.60%

Touchstone Capital Growth Fund Class C	Raymond James Omnibus for Mutual Funds House Acct Firm 92500015 Attn Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716	40.14%

	UBS Financial Services Inc. FBO UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd 9th Floor Jersey City, NJ 07310-2055	23.74%

	LPL Financial 9785 Towne Centre Drive San Diego, CA 92121	13.14%

	Stifel Nicolaus & Co Inc Judy Wyllie 501 North Broadway St. Louis, MO 63102	7.86%*

Touchstone Capital Growth Fund Class Y	Charles Schwab & Co Inc. Reinvest Account Attn Mutual Fund Department 101 Montgomery St. San Francisco, CA 94104-4151	17.81%

	National Financial Services Corp. For The Exclusive Benefit Of Our Customer Attn Mutual Funds Dept. 5th Fl 200 Liberty St. One World Fin Cntr. New York, NY 10281-1003	12.09%

Touchstone Capital Growth Fund Institutional	National Financial Services Corp. 200 Liberty St One World Fin Ctr Attn.: Mutual Funds Dept 5th Floor New York, NY 10281	85.80%

	Janney Montgomery Scott LLC Exclusive Benefit of Cust. 1801 Market Street Philadelphia, PA 19103	14.01%

Touchstone International Small Cap Fund Class A	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104	37.37%

Fund	Name and Address	Percentage of Class
	MLPF & S For The Exclusive Benefit Of Our Customer Attn Fund Administration 4800 Deer Lake Dr East — 2nd Floor Jacksonville, FL 32246	11.99%

	Nationwide Trust Company FSB C/O IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	9.89%

	NFS LLC FEBO Tee Diane S Hadelman Trust 35 Punkhorn Point Road Mashpee, MA 02649-3874	7.28%

	Raymond James & Assoc Inc. CSDN Omnibus for Mutual Funds AttnCourtney Waller 880 Carillon Parkway St. Petersburg, FL 33716	6.20%*

Touchstone International Small Cap Fund Class C	UBS Financial Services Inc. FBO UBS WM USA Attn: Dept Manager 499 Washington Blvd 9th Floor Jersey City, NJ 07310	76.38%

	BNYM I S Trust Co Custody Pamela R. Brewi	8.12%*

	Touchstone Advisors Inc. Attn.: Corp Accounting 303 Broadway Suite 1100 Cincinnati, OH 45202	6.68%

Touchstone International Small Cap Fund Class Y	National Financial Services Corp. For The Exclusive Benefit Of Our Customers Attn Mutual Funds Dept. 5th Fl 200 Liberty St. New York, NY 10281-1003	11.28%

	Charles Schwab & Co Inc. Reinvest Account Attn Mutual Fund Department 101 Montgomery St. San Francisco, CA 94104-4151	10.71%

Touchstone International Small Cap Fund Institutional	National Financial Services Corp. For The Exclusive Benefit Of Our Customers Attn Mutual Funds Dept. 5th Fl 200 Liberty St. New York, NY 10281-1003	32.26%

Fund	Name and Address	Percentage of Class
	Touchstone Moderate Growth Allocation Fund 303 Broadway Suite 1100 Cincinnati, OH 45202	21.29	%*,***

	Touchstone Growth Allocation Fund 303 Broadway Suite 1100 Cincinnati, OH 45202	17.91	%*,***

	Saxon & Co. P.O. Box 7780-1888 Philadelphia, PA 19182	13.28	%*

	Touchstone Balanced Allocation Fund 303 Broadway Suite 1100 Cincinnati, OH 45202	12.83	%*,***

Touchstone Mid-Cap Value Opportunities Fund Class A	Merrill Lynch 4800 Deer Lake Dr. E Fl 2 Jacksonville, FL 32246-6484	19.06%

	Nationwide Trust Company FSB C/O IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	8.30%

	Matthew G. Thompson	7.35	%*

	UBS Financial Services Inc. UBS WM USA OMNI Acct. M/F Attn.: Department Manager 499 Washington Blvd 9th Fl. Jersey City, NJ 07310	36.29%

Touchstone Mid-Cap Value Opportunities Fund Class C	Touchstone Advisors Inc. Attn.: Corp Accounting 303 Broadway Suite 1100 Cincinnati, OH 45202	100.00%

Touchstone Mid-Cap Value Opportunities Fund Class Y	Charles Schwab & Co Inc. Reinvest Account Attn Mutual Fund Department 101 Montgomery St. San Francisco, CA 94104-4151	19.82%

	National Financial Services Corp. For the Exclusive Benefit Of Our Customers Attn Mutual Funds Dept. 5th Fl 200 Liberty St. One World Fin Cntr. New York, NY 10281-1003	17.25%

Fund	Name and Address	Percentage of Class
	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, MJ 07311	12.19%

Touchstone Mid-Cap Value Opportunities Fund Institutional	IMPLPF & S The Sole Benefit of It’s Customers Attn Fund Administration 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246	68.68%*

	Charles Schwab & Co. Inc. Special Custody FBO Customers Attn.: Mutual Funds 101 Montgomery St San Francisco, CA 94104	11.65%

	Wells Fargo Bank NA FBO Various Retirement Plans 1525 West Mt. Harris Blvd. Charlotte, NC 28288	10.10%*

	National Financial Services LLC For Exclusive Benefit of Our Customers Attn Mutual Funds Dept, 5th Floor 200 Liberty St 1 World Financial Center New York, New York 10281	5.92%*

Touchstone Small Cap Value Opportunities Fund Class A	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	32.10%

	UBS Financial Services Inc. FBO UBS WM USA Attn: Dept Manager 499 Washington Blvd 9th Floor Jersey City, NJ 07310	6.03%

	First Clearing LLC Specal Custody Acct FBO Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	5.89%

Touchstone Small Cap Value Opportunities Fund Class C	UBS Financial Services Inc. FBO UBS WM USA Omni Account M/F Attn: Department Manager 499 Washington Blvd, 9th Floor Jersey City, NJ 07310-2055	43.40%

Fund	Name and Address	Percentage of Class
	Raymond James Omnibus for Mutual Funds House Acct Firm 92500015 Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716	38.73%

	MLPF & S The Sole Benefit of For Its Customers Attn: Fund Administration 4800 Deer Lake Dr. East — 2nd Floor Jacksonville, FL 32246	14.00%

Touchstone Small Cap Value Opportunities Fund Class Y	Charles Schwab & Co Inc. Reinvest Account Attn Mutual Fund Department 101 Montgomery St. San Francisco, CA 94104-4151	28.38%

	National Financial Services Corp. For the Exclusive Benefit Of Our Customers Attn Mutual Funds Dept. 5th Fl 200 Liberty St. One World Fin Cntr. New York, NY 10281-1003	20.41%

	Wells Fargo Bank NA FBO Alex Lee Minneapolis, MN 55480-1533	6.64%*

	VRSCO FBO AIGFSB Cust TTEE FBO Bon Secours 403B Plan 2929 Allen Parkway STE A6-20 Houston, TX 77019-7117	6.17%

Touchstone Small Cap Value Opportunities Fund Institutional	National Financial Services Corp. For the Exclusive Benefit Of Our Customer Attn Mutual Funds Dept. 5th Fl 200 Liberty St. One World Fin Cntr. New York, NY 10281-1003	38.66%

	Charles Schwab & Co Inc. Special Custody Acct. FBO Customers Attn Mutual Fund 101 Montgomery St. San Francisco, CA 94104-4151	32.78%

	Saxon and Co PO Box 7780-1888 Philadelphia, PA 19182-0001	17.04%*

	Keybank NA FBO Abington Foundation The MF CUS P.O. Box 94871 Cleveland, OH 44101	11.52%*

Fund	Name and Address	Percentage of Class
Touchstone Value Fund Class A	Wilmington Trust RISC As TTEE FBO Noble Energy Production DCP For SE PO Box 52129 Phoenix, AZ 85072	18.62%

	MLPF & S the Sole Benefit of For Its Customers Attn: Fund Adminstration 4800 Deer Lake Dr East — 2nd Floor Jacksonville, FL 32246	13.98%

Touchstone Value Fund Class C	MLPF & S the Sole Benefit of For Its Customers Attn: Fund Adminstration 4800 Deer Lake Dr East — 2nd Floor Jacksonville, FL 32246	39.26%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	22.33%

Touchstone Value Fund Class Y	National Financial Services Corp. For The Exclusive Benefit Of Our Customers Attn Mutual Funds Dept. 5th Fl 200 Liberty St. New York, NY 10281-1003	14.47%

	Charles Schwab & Co Inc. Reinvest Account Attn Mutual Fund Department 101 Montgomery St. San Francisco, CA 94104-4151	13.85%

	Fifth Third Bank TTEE Various Fascore LLC Recordkept Plan C/O Fascore LLC 8515 E Orchard Rd 2T2 Greenwood Village CO 80111	7.52%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	7.21%

Touchstone Value Fund Institutional Class	JP Morgan Chase Bank As Trustee FBO The Fifth Third Bancorp Master Prof Sharing Plan 11500 Outlook Street Overland Park, KS 66211	29.34%*

	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104	16.40%

Fund	Name and Address	Percentage of Class
	UMBSC & CO FBO Omnibus-Cash Investment Management P.O. Box 419260 Kansas City, MO 64141	11.72%

	Touchstone Moderate Growth Allocation Fund 303 Broadway St. Ste. 1100 Cincinnati, OH 45202	6.21	%*,***

*Indicates that shares are held beneficially.

**May be deemed to control a Fund because it owned beneficially more than 25% of the outstanding shares of a Fund as of October 1, 2013.  As a result, those persons or organizations could have the ability to take action with respect to a Fund without the consent or approval of other shareholders.  Western & Southern Financial Group is a corporation organized under the laws of Ohio and is a wholly-owned subsidiary of Western-Southern Mutual Holding Company.

***The Touchstone Conservative Allocation Fund, the Touchstone Balanced Allocation Fund, the Touchstone Moderate Growth Allocation Fund and the Touchstone Growth Allocation Fund (the “Asset Allocation Funds”) are each structured as a fund of funds. Pursuant to the proxy voting policies of Touchstone Advisors, the Asset Allocation Funds vote their shares in the same proportion as the votes of all other shareholders in that underlying Touchstone Fund.

As of October 1, 2013, the Trustees and officers of the Trust as a group owned of record or beneficially less than 1% of the outstanding shares of the Trust and of each Fund (or class thereof).

CUSTODIAN

Brown Brothers Harriman & Co. (“BBH”), 40 Water Street, Boston, MA 02109, serves as the Trust’s custodian.  BBH acts as the Trust’s depository, safe keeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

LEGAL COUNSEL

Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103, serves as counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 312 Walnut Street, Cincinnati, OH 45202, served as independent registered public accounting firm for the Trust for the fiscal year ending June 30, 2013.  Ernst & Young LLP will perform an audit of these Funds’ financial statements for its fiscal year end and advise the Trust as to certain accounting matters.

TRANSFER AND SUB-ADMINISTRATIVE AGENT

Transfer Agent.  The Trust’s transfer agent, BNY Mellon, is located at 4400 Computer Drive, Westborough, MA 01581.  BNY Mellon maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Funds’ shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions.  For providing transfer agent and shareholder services to the Trust, BNY Mellon receives a monthly per account fee from each Fund, plus out of-pocket expenses.

The Funds may also pay a fee to certain servicing organizations (such as broker-dealers and financial institutions) that provide sub-transfer agency services.  These services include maintaining shareholder records, processing shareholder transactions and distributing communications to shareholders.

Sub-Administrative Agent.  The Advisor has sub-contracted certain accounting and administrative services to BNY Mellon.  The sub-administrative services sub-contracted to BNY Mellon include accounting and pricing services, SEC and state security filings, providing executive and administrative services and providing reports for meetings of the Board of Trustees.  The Advisor pays BNY Mellon a sub-administrative fee out of its administration fee.   Prior to November 5, 2011 these sub-administrative services were provided by JPMorgan Chase Bank N.A. (“JPMorgan”).  Set forth below are the sub-administrative fees paid by the Advisor during the stated periods.

Fund	For the Fiscal Year Ended 06/30/13	For the Period 4/16/12 to 06/30/12
Touchstone Capital Growth Fund	$53,545	$11,445
Touchstone International Small Cap Fund	$35,409	$6,719
Touchstone Mid Cap Value Opportunities Fund	$35,746	$7,955
Touchstone Small Cap Value Opportunities Fund	$34,348	$7,027
Touchstone Value Fund	$81,740	$8,248

FINANCIAL STATEMENTS

The Funds’ audited financial statements for the fiscal year ended June 30, 2013, including the notes thereto and the report of Ernst & Young LLP thereon, included in the Trust’s Annual Report, are incorporated into this SAI by reference.  No other parts of the Trust’s Annual Report are hereby incorporated by reference.  The Annual Report may be obtained free of charge by calling the Trust at 1-800-543-0407 or by downloading a copy at www.TouchstoneInvestments.com.  You may also obtain the annual report or unaudited semi-annual report, as well as other information about Touchstone Strategic Trust, from the EDGAR Database on the SEC’s website at http://www.sec.gov.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s® (“S&P”), Fitch Ratings, Inc. (“Fitch”) and Dominion Bond Rating Service, Limited (“Dominion”) are private services that provide ratings of the credit quality of debt obligations.  A description of the ratings assigned by Moody’s, S&P, Fitch and Dominion are provided below.  These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate.  It should be emphasized, however, that ratings are general and are not absolute standards of quality.  The Advisor and/or sub-advisor attempts to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking.  However, subsequent to purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund.  In that event, the Advisor and/or sub-advisor will consider whether it is in the best interest of a Fund to continue to hold the securities.

Moody’s credit ratings are current opinions of the relative future credit risk of entities, credit commitments, or debt or debt-like securities.  Moody’s defines credit risk as the risk that an entity may not meet its contractual, financial obligations as they come due and any estimated financial loss in the event of default.  Credit ratings do not address any other risk, including but not limited to: liquidity risk, market value risk, or price volatility.  Credit ratings are not statements of current or historical fact.  Credit ratings do not constitute investment or financial advice, and credit ratings are not recommendations to purchase, sell, or hold particular securities.  Credit ratings do not comment on the suitability of an investment for any particular investor.  Moody’s issues its credit ratings with the expectation and understanding that each investor will make its own study and evaluation of each security that is under consideration for purchase, holding, or sale.

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Fitch credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, and repayment of principal, insurance claims or counterparty obligations.  Fitch credit ratings are used by investors as indications of the likelihood of receiving their money owed to them in accordance with the terms on which they invested.  Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

Dominion ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by Dominion, which information is not audited or verified by Dominion. Ratings are not buy, hold or sell recommendations and they do not address the market price of a security. Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

Short-Term Credit Ratings

Moody’s

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

S&P

S&P’s short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

The following summarizes the rating categories used by S&P for short-term issues:

“A-1” - Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” - Obligations exhibit adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” - Obligations are regarded as vulnerable and having significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” - Obligations are in payment default.  The “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period.  However, any stated grace period longer than five business days will be treated as five business days.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of S&P’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Fitch

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation.  Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention.  Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” — Highest short-term credit quality.  This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” — Good short-term credit quality.  This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” — Fair short-term credit quality.  This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” — Speculative short-term credit quality.  This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” —   High short-term default risk.  This designation indicates that default is a real possibility.

“RD” —  Restricted default.  This designation indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Or, the default of a specific short-term obligation.

“D” — Default.  This designation indicates a broad-based default event for an entity, or the default of all short-term obligations.

Specific limitations relevant to the Short-Term Ratings scale include:

•                  The ratings do not predict a specific percentage of default likelihood over any given time period.

•                  The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•                  The ratings do not opine on the liquidity of the issuer’s securities or stock.

•                  The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•                  The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive.

Dominion

The Dominion short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the subcategories “(high),” “(middle)” and “(low).”

R-1 (high)

Highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

R-1 (middle)

Superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

R-1 (low)

Good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

R-2 (high)

Upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

R-2 (middle)

Adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

R-2 (low)

Lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

R-3

Lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

R-4

Speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

R-5

Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

D

A financial obligation has not been met or it is clear that a financial obligation will not be met in the near future, or a debt instrument has been subject to a distressed exchange. A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods, other procedural considerations, or extenuating circumstance may exist.

Long-Term Credit Ratings

Moody’s

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” - Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” - Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” - Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” - Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” - Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” - Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” - Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

“Ca” - Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” - Obligations rated “C” are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.”  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•                  Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•                  Nature of and provisions of the obligation;

•                  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

The following summarizes the ratings used by S&P for long-term issues:

“AAA” - An obligation rated “AAA” has the highest rating assigned by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” - An obligation rated “AA” differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” - An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” - An obligation rated “BBB” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics.  “BB” indicates the least degree of speculation and “C” the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” - An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” - An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” - An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” - An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” - A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

“D” - An obligation rated “D” is in payment default.  The “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days, irrespective of any grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.  An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-) - The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” - This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of S&P’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Fitch

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

The following summarizes long-term IDR categories used by Fitch:

“AAA” — Highest credit quality.  “AAA” ratings denote the lowest expectation of default risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” — Very high credit quality.  “AA” ratings denote expectations of very low default risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

“A” — High credit quality.  “A” ratings denote expectations of low default risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” — Good credit quality.  “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB” — Speculative.  “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

“B” — Highly speculative.  “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

“CCC” — Substantial credit risk.  “CCC” ratings indicate that default is a real possibility.

“CC” — Very high levels of credit risk.  “CC” ratings indicate default of some kind appears probable.

“C” — Exceptionally high levels of credit risk.  “C” ratings indicate default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a.              the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.              the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c.               Fitch otherwise believes a condition of “RD” or “D” to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

“RD” - Restricted default. “RD” ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

a.              the selective payment default on a specific class or currency of debt;

b.              the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.               the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d.              execution of a distressed debt exchange on one or more material financial obligations.

“D” — Default.  “D” ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note:  The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” Long-Term IDR category, or to Long-Term IDR categories below “B.”

Specific limitations relevant to the issuer credit rating scale include:

•         The ratings do not predict a specific percentage of default likelihood over any given time period.

•         The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•         The ratings do not opine on the liquidity of the issuer’s securities or stock.

•         The ratings do not opine on the possible loss severity on an obligation should an issuer default.

•         The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

•         The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive.

Dominion

The Dominion long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligations has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low).” The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category.

AAA

Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA

Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

A

Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

BBB

Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

BB

Speculative, non investment-grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

B

Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

CCC / CC / C

Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

D

A financial obligation has not been met or it is clear that a financial obligation will not be met in the near future or a debt instrument has been subject to a distressed exchange. A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods or extenuating circumstances may exist.

Municipal Note Ratings

Moody’s

Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade.  These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels - “MIG 1” through “MIG 3”.  In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade.  MIG ratings expire at the maturity of the obligation.

The following summarizes the ratings used by Moody’s for these short-term obligations:

“MIG 1” - This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG 2” - This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

“MIG 3” - This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” - This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade or “VMIG” scale.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG 1”.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG 1” - This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG 2” - This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG 3” - This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” - This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

•                  Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•                  Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest.  Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2” - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Fitch

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

APPENDIX B

Ashfield Capital Partners, LLC

Proxy Voting

General

Rule 206(4)-6 under the Investment Advisers Act requires every investment adviser to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients.  The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request.  Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.  An investment adviser must vote proxies for its ERISA clients, unless the Trustees of the plan expressly reserve voting rights in a written document.

Policy

I.          Overview

Ashfield Capital Partners recognizes that proxies have an economic value. In voting proxies, Ashfield Capital Partners seeks to maximize the economic value of our clients’ assets by casting votes in a manner that we believe to be in the best interest of the affected client(s). Proxies are considered client assets and are managed with the same care, skill and diligence as all other client assets.  When voting proxies, Ashfield Capital Partners adheres to these Policy and Procedures (the “Policy”) and any written guidelines or instructions from its clients.  In the event a client’s written guidelines or instruction conflict with what is contained in this Policy, the client’s written guidelines or instructions will prevail.

Ashfield Capital Partners votes proxies for discretionary advisory accounts under its management for which the client has instructed Ashfield Capital Partners to vote proxies on their behalf.  Most of Ashfield Capital Partners’ clients retain the right to vote their own proxies.  Unless client accounts, which are subject to the Employment Retirement Income Security Act of 1974 (“ERISA”), require Ashfield Capital Partners to vote proxies on their behalf, the plan administrator will retain proxy-voting responsibilities. Ashfield Capital Partners has engaged Risk Metrics Group (“RMG”) as its proxy voting service provider and adopted RMG’s Proxy Voting Guidelines (“Guidelines”).  A summary of the Guidelines is included in Exhibit A.

II.        Conflict of Interest Identification and Resolution

Ashfield Capital Partners seeks to minimize the potential for conflict by utilizing the services of RMG, an independent, third-party, to provide voting recommendations that are consistent with this Policy as well as relevant requirements of ERISA and the U.S. Department of Labor’s interpretations thereof.  Occasions may arise during the voting process in which the best interest of clients might conflict with the third-party vendor’s interests. The third-party vendor has developed an insulated wall (“Chinese wall”) as security between its proxy recommendation service and the other services it provides to clients who may also be a portfolio company for which proxies are solicited.

In an effort to ensure that material conflicts of interest or potential conflicts of interest have been identified, Ashfield Capital Partners has developed a Proxy Vote Watch List (the “Watch List”).  The Watch List, which is maintained by Ashfield Capital Partners’ Chief Compliance Officer, summarizes public companies with whom Ashfield Capital Partners may have a material conflict of interest with a client in voting a proxy.  These may include the following situations:

•                  Public companies with whom Ashfield Capital Partners has a current or prospective material business relationship;

•                  Public companies for whom Ashfield Capital Partners directly or indirectly provides investment advisory services (e.g. a separate account client, a wrap sponsor);

•                  Public companies where an Ashfield Capital Partners employee, or spouse of an Ashfield Capital Partners employee, is a senior officer, director or has a material business relationship;

•                  Other situations that may arise from time-to-time and will be evaluated based on specific facts and circumstances and added to the Watch List if deemed appropriate.

In resolving a conflict, the Chief Compliance Officer may decide to take one of the following courses of action:  (1) determine that the conflict or potential conflict is not material, (2) request that disclosure be made to clients for whom proxies will be voted to disclose the conflict of interest and the recommended proxy vote and to obtain consent from such clients, (3) engage an independent third-party or fiduciary to determine how the proxies should be voted, (4) abstain from voting or (5) take another course of action that, in the opinion of the Chief Compliance Officer, adequately addresses the potential for conflict.

III.       Overrides

While it is generally expected that most proxies will be voted consistent with the RMG’s recommendation, there may be instances where Ashfield Capital Partners believes that under the circumstances, an issue should be voted in a manner that differs from RMG’s recommended vote. These instances are considered an “Override” and all such overrides must be documented using the Proxy Voting Override Form, included in Exhibit B.  If the proxy is for an issuer that is not included on the Watch List, the override will be automatically approved. Chief Compliance Officer approval is required for proxies in which the issuer is included on the Watch List. In approving any such Override, the Chief Compliance Officer will use his/her best judgment to ensure that the spirit of this Policy is being followed and the vote is cast in the best interest of the affected client(s).

IV.       Duty of Employees

Employees are required to report to the Chief Compliance Officer any improper influence regarding proxy voting.

V.        Disclosure to Clients

Ashfield Capital Partners’ Form ADV includes a description of this Policy and, upon request, Ashfield Capital Partners will provide clients a copy of the complete Policy.  Ashfield Capital Partners will also provide to clients, upon request, information on how their securities were voted.

VI.       Maintenance of Proxy Voting Records

The following records are maintained for a period of five years, with records being maintained for the first two years on site:

•                  These policy and procedures, and any amendments thereto;

•                  Each proxy statement (maintained on a third-party automated system);

•                  Record of each vote cast (maintained on a third-party automated system);

•                  Documentation, if any, created by Ashfield Capital Partners that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for a decision;

•                  Various reports related to the above procedures; and

•                  Each written client request for information and a copy of any written response by Ashfield Capital Partners to a client’s written or oral request for information.

VII.          Proxy Voting Compliance Procedures

•                  Ashfield Capital Partners votes proxies for discretionary advisory accounts under its management for which the client has instructed Ashfield Capital Partners to vote proxies on their behalf;

•                  Ashfield Capital Partners’ investment management agreements should specifically address whether Ashfield Capital Partners is responsible for voting client proxies;

•                  Unless the ERISA plan administrator retains proxy-voting authority, Ashfield Capital Partners is required to vote ERISA client proxies.

•                  The Director of Client Services monitors proxy voting and handles potential conflicts of interest;

•                  Ashfield Capital Partners will maintain documentation on how each proxy was voted for client accounts;

•                  Generally, all client proxies will be voted in the same manner;

•                  Ashfield Capital Partners employees are not permitted to sit on public company boards of directors to avoid conflicts of interest; and

•                  In instances where Ashfield Capital Partners does not have voting responsibilities, Ashfield Capital Partners must immediately forward all proxy materials received by Ashfield Capital Partners to the client or to such other third party designated by the client.

Responsibility

Ashfield Capital Partners’ Chief Compliance Officer and Director of Client Services will be jointly responsible to ensure compliance with this policy.

Exhibit A

Risk Metrics Group’s Proxy Voting Guidelines

Exhibit B

PROXY VOTING OVERRIDE FORM

This form is to be completed if you are recommending a vote for any proxy item in a manner that differs from RMG’s Recommendation.

To:

From:

Date:

Company Name:

Meeting Date:

Date Proxy Materials Due:

I recommend that certain items on this proxy be voted inconsistent with RMG’s recommendation(s). I certify that the basis for my recommendation is in the best interest of our client(s). I am aware of the various potential for conflicts of interest in the proxy voting process and the methods for resolving conflicts of interest. I have briefly noted in the following box the rationale for my voting recommendation (please attach supporting documentation if necessary):

Check One of the Following:

I am not aware of any potential material conflicts of interest related to this issuer or this proxy.  This issuer is not on the Proxy Vote Watch List.

I am aware of a material conflict of interest related to this issuer or this proxy OR this issuer is on the Proxy Vote Watch List. I have obtained Chief Compliance Officer approval for my voting recommendation(s).

Print Name:

Signature:

Date:

Chief Compliance Officer Approval (if required):

Barrow, Hanley, Mewhinney & Strauss

Proxy Voting

For clients who so elect, BHMS has the responsibility to vote proxies for portfolio securities consistent with the best economic interests of the beneficial owners. BHMS maintains written policies and procedures as to the handling, research, voting, and reporting of proxy voting and makes appropriate disclosures about the Firm’s policies and procedures to clients.  BHMS provides information to clients about how their proxies were voted and retains records related to proxy voting.

To assist in the proxy voting process, BHMS retains the services of Glass Lewis & Co. to provide research on corporate governance, financial statements, business, legal and accounting risk and supplies proxy voting recommendations.  Glass Lewis also provides proxy execution, record keeping, and reporting services.

BHMS has implemented a Proxy Oversight Committee to organize, review and evaluate the data and recommendations and manage the voting process to completion.

Copper Rock Capital Partners, LLC

Proxy Voting Policy

(as of June 2008)

When voting proxies on behalf of our clients, Copper Rock assumes a fiduciary responsibility to vote in our clients’ best interests.  In addition, with respect to benefit plans under the Employee Retirement Income Securities Act of 1974 (ERISA), Copper Rock acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries.  So that it may fulfill these fiduciary responsibilities to clients, Copper Rock has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

Proxy Voting Guidelines

Copper Rock acknowledges it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies.  To assist in this effort, Copper Rock has retained Risk Metrics (formerly Institutional Shareholder Services) to research and vote proxies.  Risk Metrics provides proxy-voting analysis and votes proxies in accordance with predetermined guidelines.  Relying on Risk Metrics to vote proxies ensures that Copper Rock votes in the best interest of its clients and insulates Copper Rock’s voting decisions from potential conflicts of interest.

There may be occasions when Copper Rock determines that not voting a proxy may be in the best interest of clients; for example, when the cost of voting the proxy exceeds the expected benefit to the client.  There may also be times when clients have instructed Copper Rock not to vote proxies or direct Copper Rock to vote proxies in a certain manner.  Copper Rock will maintain written instructions from clients with respect to directing proxy votes.

Copper Rock also reserves the right to override Risk Metrics vote recommendations under certain circumstances.  Copper Rock will only do so if it believes that changing such vote is in the best interest of clients.  All overrides will be approved by an executive officer of Copper Rock and will be documented with the reasons for voting against the Risk Metrics recommendation.

Conflicts of Interest

Occasions may arise during the voting process in which the best interest of clients conflicts with Copper Rock’s interests.  In these situations ISS will continue to follow the same predetermined guidelines as formally agreed upon between Copper Rock and Risk Metrics before such conflict of interest existed.  Conflicts of interest generally include (i) Copper Rock’s having has a substantial business relationship with, or actively soliciting business from, a company soliciting proxies or (ii) personal or family relationships involving employees of Copper Rock, such as a spouse who serves as a director of a public company.  A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative.

If Copper Rock learns that a conflict of interest exists, the proxy coordinator will prepare a report to the Compliance Committee that identifies (i) the details of the conflict of interest, (ii) whether or not the conflict is material, and (iii) procedures to ensure that Copper Rock makes proxy voting decisions based on the best interests of clients.  If Copper Rock determines that a material conflict exists, it will defer to Risk Metrics to vote the proxy in accordance with the predetermined voting policy.

Voting Policies

Copper Rock has adopted the proxy voting policies developed by Risk Metrics.   The policies have been developed based on Risk Metrics’ independent, objective analysis of leading corporate governance practices and the support of long-term shareholder value.  Copper Rock may change its policies from time to time without providing notice of changes to clients.

Risk Metrics proxy voting policies include:

Management Proposals:  Proposals introduced by company management will generally be voted in accordance with management’s recommendations on the following types of routine management proposals:

•                  Election of Directors (uncontested)

•                  Approval of Independent Auditors

•                  Executive Compensation Plans

•                  Routine Corporate Structure, Share Issuance, Allocations of Income, Scrip Dividend Proposals, Increases in Capital or Par Value, and Share Repurchase Plans

Shareholder Proposals:  At times shareholders will submit proposals that generally seek to change some aspect of a company’s corporate governance structure or its business operations.  Proxies will generally be voted against proposals motivated by political, ethical or social concerns.  Proposals will be examined solely from an economic perspective.  Proxies will generally be voted with management in opposition to shareholder resolutions which could negatively impact the company’s ability to conduct business, and voted in support of the shareholder initiatives concerning the maximization of shareholder value.

Other (Non-Routine) Proposals:  Non-routine proposals, introduced by company management or shareholders, are examined on a case-by-case basis.  These are often more complex structural changes to a company such as a reorganization or merger, in which a variety of issues are considered including the benefits to shareholders’ existing and future earnings, preservation of shareholder value, financial terms of the transaction and the strategic rationale for the proposal.  The following are examples of proposals that are voted on a case-by-case basis:

•                  Reorganizations/Restructurings

•                  Amendments to the Articles of Association

•                  Non-Executive Director Compensation Proposals (cash and share based components)

•                  Increasing Borrowing Powers

•                  Debt Issuance Requests

Voting Process

Copper Rock has appointed the manager of operations to act as proxy coordinator.  The proxy coordinator acts as coordinator with ISS ensuring proxies Copper Rock is responsible to vote are forwarded to ISS and overseeing that Risk Metrics is voting assigned client accounts and maintaining appropriate authorization and voting records.

After Risk Metrics is notified by the custodian of a proxy that requires voting and/or after Risk Metrics cross references its database with a routine download of Copper Rock holdings and determines a proxy requires voting, Risk Metrics will review the proxy and make a voting proposal based on the recommendations provided by Risk Metrics’ research group.  Any electronic proxy votes will be communicated to the proxy solicitor by Risk Metrics’ Global Proxy Distribution Service  while non-electronic ballots, or paper ballots, will be faxed, telephoned or sent via Internet.  Risk Metrics assumes responsibility for the proxies to be transmitted for voting in a timely fashion and maintains a record of each vote, which is provided to Copper Rock on a quarterly basis.  Copper Rock will make votes available to all separately managed accountholders upon request and will communicate votes to all mutual fund clients no less frequently than once a year.

Proxy Voting Record

Copper Rock’s proxy coordinator will maintain a record containing the following information regarding the voting of proxies:  (i) the name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how Risk Metrics/Copper Rock voted the proxy (for, against, abstained); and (viii) whether the proxy was voted for or against management.

Obtaining a Voting Proxy Report

Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by calling Copper Rock’s Head of Client Service, Lidney Motch, at (617) 369-7140.  The report will be provided free of charge.

Thompson, Siegel & Walmsley LLC

Proxy Voting Policy

Thompson, Siegel & Walmsley LLC (“TS&W”) acknowledges it has a fiduciary obligation to its clients that requires it to monitor corporate events and vote client proxies.  TS&W has adopted and implemented written policies and procedures reasonably designed to ensure that proxies for domestic and foreign stock holdings are voted in the best interest of our clients on a best efforts basis.  TS&W recognizes that it (i) has a fiduciary responsibility under the Employee Retirement Income Securities Act (ERISA) to vote proxies prudently and solely in the best interest of plan participants and beneficiaries (ii) will vote stock proxies in the best interest of the client (non-ERISA) when directed (together, our “clients”).  TS&W has developed its policy to be consistent with, wherever possible, enhancing long-term shareholder value and leading corporate governance practices.  TS&W has retained the services of Institutional Shareholder Services (ISS).  ISS is a Registered Investment Adviser under the Investment Advisers Act of 1940.  As a leading provider of proxy voting and corporate governance services with 20+ years of experience, ISS serves more than 1,700 institutions.  ISS’s core business is to analyze proxies and issue informed research and objective vote recommendations for more than 38,000 companies across 115 markets worldwide.  ISS provides TS&W proxy proposal research and voting recommendations and votes accounts on TS&W’s behalf under the guidance of ISS’s standard voting guidelines which include:

• Operational Issues	• Corporate Responsibility
• Board of Directors	• Consumer Issues and Public Safety
• Proxy Contests	• Environment and Energy
• Anti-takeover Defenses and Voting Related Issues	• General Corporate Issues
• Mergers and Corporate Restructurings	• Labor Standards and Human Rights
• State of Incorporation	• Military Business
• Capital Structure	• Workplace Diversity
• Executive & Director Compensation	• Mutual Fund Proxies
• Equity Compensation Plans
• Specific Treatment of Certain Award Types in Equity Plan Evaluations
• Other Compensation Proposals &Policies
• Shareholder Proposals on Compensation

TS&W’s proxy coordinator is responsible for monitoring ISS’s voting procedures on an ongoing basis. TS&W’s general policy regarding the voting of proxies is as follows:

Proxy Voting Guidelines:

Routine and/or non-controversial, general corporate governance issues are normally voted with management; this would include the Approval of Independent Auditors.

Occasionally, ISS may vote against management’s proposal on a particular issue; such issues would generally be those deemed likely to reduce shareholder control over management, entrench management at the expense of shareholders, or in some way diminish shareholders’ present or future value. From time to time TS&W will receive and act upon the client’s specific instructions regarding proxy proposals.  TS&W reserves the right to vote against any proposals motivated by political, ethical or social concerns.  TS&W and ISS will examine each issue solely from an economic perspective.

A complete summary of ISS’s voting guidelines, domestic & foreign, are available at:

http://www.issgovernance.com/policy

Conflicts of Interest:

Occasions may arise during the voting process in which the best interests of the clients conflicts with TS&W’s interests.  Conflicts of interest generally include (i) business relationships where TS&W has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies (ii) personal or family relationships whereby an employee of TS&W has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company.  A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative. If TS&W determines that a material conflict of interest exists, TS&W will instruct ISS to vote using ISS’s standard policy guidelines which are derived independently from TS&W.

Proxy Voting Process:

•                  Upon timely receipt of proxy materials, ISS will automatically release vote instructions on client’s behalf as soon as custom research is completed.  TS&W retains authority to override the votes (before cut-off date) if they disagree with the vote recommendation.

•                  The Proxy Coordinator will monitor the voting process at ISS via Proxy Exchange website (ISS’s online voting and research platform).  Records of which accounts are voted, how accounts are voted, and how many shares are voted are kept electronically with ISS.

•                  For proxies not received at ISS, TS&W and ISS will make a best efforts attempt to receive ballots from the clients’ custodian.

•                  TS&W will be responsible for account maintenance — opening and closing of accounts, transmission of holdings and account environment monitoring.

•                  Associate Portfolio Manager (proxy oversight representative) will keep abreast of any critical or exceptional events or events qualifying as a conflict of interest via ISS Proxy Exchange website and email.  TS&W has the ability to override vote instructions, and the Associate Portfolio Manager will consult with TS&W’s Investment Policy Committee or product managers in these types of situations.

•                  All proxies are voted solely in the best interest of clients.

•                  Proactive communication takes place via regular meetings with ISS’s Client Relations Team.

Practical Limitations Relating to Proxy Voting:

While TS&W uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for TS&W to do so.  Identifiable circumstances include:

•                  Limited Value.  TS&W may abstain from voting in those circumstances where it has concluded to do so would have no identifiable economic benefit to the client-shareholder.

•                  Unjustifiable Cost.  TS&W may abstain from voting when the costs of or disadvantages resulting from voting, in TS&W’s judgment, outweigh the economic benefits of voting.

•                 Securities Lending.  Certain of TS&W’s clients engage in securities lending programs under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation.  As part of the securities lending program, if the securities are on loan at the record date, the client lending the security cannot vote that proxy.  Because TS&W generally is not aware of when a security may be on loan, it does not have an opportunity to recall the security prior to the record date.  Therefore, in most cases, those shares will not be voted and TS&W may not be able fully to reconcile the securities held at record date with the securities actually voted.

•                  Failure to Receive Proxy Statements.  TS&W may not be able to vote proxies in connection with certain holdings, most frequently for foreign securities, if it does not receive the account’s proxy statement in time to vote the proxy.

Proxy Voting Records & Reports:

•                  The proxy information is maintained by ISS on TS&W’s behalf and includes the following:  (i) name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how the proxy was voted (for, against, abstained), (viii) whether the proxy was voted for or against management, and (ix) documentation materials to make the decision.  TS&W’s Proxy Coordinator coordinates retrieval and report production as required or requested.

•                  Clients will be notified annually of their ability to request a copy of our proxy policies and procedures.  A copy of how TS&W voted on securities held is available free of charge upon request from our clients or by calling us toll free at (800) 697-1056.

INTERNATIONAL SHAREHOLDER SERVICES, INC.

PROXY VOTING GUIDELINES SUMMARY

The following is a condensed version of all proxy voting recommendations contained in The International Shareholder Services, Inc. (“ISS”) Proxy Voting Manual.

OPERATIONAL ITEMS

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

•                                                                        An auditor has a financial interest in or association with the company, and is therefore not independent

•                                                                        Fees for non-audit services are excessive, or

•                                                                        There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services. Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.

2.             BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors’ investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

•                                                                        Attend less than 75 percent of the board and committee meetings without a valid excuse

•                                                                        Implement or renew a dead-hand or modified dead-hand poison pill

•                                                                        Ignore a shareholder proposal that is approved by a majority of the shares outstanding

•                                                                        Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

•                                                                        Failed to act on takeover offers where the majority of the shareholders tendered their shares

•                                                                        Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

•                                                                        Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

•                                                                        Are audit committee members and the non-audit fees paid to the auditor are excessive.

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

AGE LIMITS

Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting. Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•                                                                        The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

•                                                                        Only if the director’s legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board. Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:

•                                                                        Designated lead director appointed from the ranks of the independent board members with clearly delineated duties

•                                                                        Majority of independent directors on board

•                                                                        All-independent key committees

•                                                                        Committee chairpersons nominated by the independent directors

•                                                                        CEO performance reviewed annually by a committee of outside directors

•                                                                        Established governance guidelines

•                                                                        Company performance.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

STOCK OWNERSHIP REQUIREMENTS

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

TERM LIMITS

Vote AGAINST shareholder proposals to limit the tenure of outside directors.

3.             PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors: o Long-term financial performance of the target company relative to its industry; management’s track record

•                                                                        Background to the proxy contest

•                                                                        Qualifications of director nominees (both slates)

•                                                                        Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4.             ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill. Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5.             MERGERS AND CORPORATE RESTRUCTURINGS

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

•                                                                        Purchase price

•                                                                        Fairness opinion

•                                                                        Financial and strategic benefits

•                                                                        How the deal was negotiated

•                                                                        Conflicts of interest

•                                                                        Other alternatives for the business

•                                                                        Non-completion risk.

ASSET SALES

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

•                                                                        Impact on the balance sheet/working capital

•                                                                        Potential elimination of diseconomies

•                                                                        Anticipated financial and operating benefits

•                                                                        Anticipated use of funds

•                                                                        Value received for the asset

•                                                                        Fairness opinion

•                                                                        How the deal was negotiated

•                                                                        Conflicts of interest.

BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

•                                                                        Dilution to existing shareholders’ position

•                                                                        Terms of the offer

•                                                                        Financial issues

•                                                                        Management’s efforts to pursue other alternatives

•                                                                        Control issues

•                                                                        Conflicts of interest

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

•                                                                        The reasons for the change

•                                                                        Any financial or tax benefits

•                                                                        Regulatory benefits

•                                                                        Increases in capital structure

•                                                                        Changes to the articles of incorporation or bylaws of the company.

•                                                                        Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

•                                                                        Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model

•                                                                        Adverse changes in shareholder rights

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

JOINT VENTURES

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and non-completion risk.

LIQUIDATIONS

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation. Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

•                  Prospects of the combined company, anticipated financial and operating benefits

•                  Offer price

•                  Fairness opinion

•                  How the deal was negotiated

•                  Changes in corporate governance

•                  Change in the capital structure

•                  Conflicts of interest

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders’ position, terms of the offer, financial issues, management’s efforts to pursue other alternatives, control issues, and conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS

Votes on spin-offs should be considered on a CASE-BY-CASE basis depending on:

•                  Tax and regulatory advantages

•                  Planned use of the sale proceeds

•                  Valuation of spin-off

•                  Fairness opinion

•                  Benefits to the parent company

•                  Conflicts of interest

•                  Managerial incentives

•                  Corporate governance changes

•                  Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6.             STATE OF INCORPORATION

CONTROL SHARE ACQUISITION

Provisions Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASHOUT PROVISIONS

Vote FOR proposals to opt out of control share cashout statutes.

DISGORGEMENT PROVISIONS

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZEOUT PROVISIONS

Vote FOR proposals to opt out of state freezeout provisions.

GREENMAIL

Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments. Review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

 Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7.             CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

•                  It is intended for financing purposes with minimal or no dilution to current shareholders

•                  It is not designed to preserve the voting power of an insider or significant shareholder

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock). Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

RECAPITALIZATION

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Vote FOR management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spin-off.

8.             EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC’s rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for:

•                                                                        Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

•                                                                        Cash compensation, and

•                                                                        Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

DIRECTOR COMPENSATION

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

STOCK PLANS IN LIEU OF CASH

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis. Vote FOR plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for non-employee directors. Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•                  Historic trading patterns

•                  Rationale for the repricing

•                  Value-for-value exchange

•                  Option vesting

•                  Term of the option

•                  Exercise price

•                  Participation.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis. Vote FOR employee stock purchase plans where all of the following apply:

•                  Purchase price is at least 85 percent of fair market value

•                  Offering period is 27 months or less, and

•                  Potential voting power dilution (VPD) is ten percent or less.

•                  Vote AGAINST employee stock purchase plans where any of the following apply:

•                  Purchase price is less than 85 percent of fair market value, or

•                  Offering period is greater than 27 months, or

•                  VPD is greater than ten percent

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(K) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

PERFORMANCE-BASED STOCK OPTIONS

Vote CASE-BY-CASE on shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), taking into account:

•                  Whether the proposal mandates that all awards be performance-based

•                  Whether the proposal extends beyond executive awards to those of lower-ranking employees

•                  Whether the company’s stock-based compensation plans meet ISS’s SVT criteria and do not violate our repricing guidelines

GOLDEN AND TIN PARACHUTES

Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

•                  Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

•                  The parachute should be less attractive than an ongoing employment opportunity with the firm

•                  The triggering mechanism should be beyond the control of management

•                  The amount should not exceed three times base salary plus guaranteed benefits

9.             SOCIAL AND ENVIRONMENTAL ISSUES

CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

•                  The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),

•                  The availability and feasibility of alternatives to animal testing to ensure product safety, and

•                  The degree that competitors are using animal-free testing

Generally vote FOR proposals seeking a report on the company’s animal welfare standards unless:

•                  The company has already published a set of animal welfare standards and monitors compliance

•                  The company’s standards are comparable to or better than those of peer firms, and

•                  There are no serious controversies surrounding the company’s treatment of animals

DRUG PRICING

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

•                  Whether the proposal focuses on a specific drug and region

•                  Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness

•                  The extent that reduced prices can be offset through the company’s marketing budget without affecting R&D spending

•                  Whether the company already limits price increases of its products

•                  Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries

•                  The extent that peer companies implement price restraints

GENETICALLY MODIFIED FOODS

Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company’s products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:

•                  The costs and feasibility of labeling and/or phasing out

•                  The nature of the company’s business and the proportion of it affected by the proposal

•                  The proportion of company sales in markets requiring labeling or GMO-free products

•                  The extent that peer companies label or have eliminated GMOs

•                  Competitive benefits, such as expected increases in consumer demand for the company’s products

•                  The risks of misleading consumers without federally mandated, standardized labeling

•                  Alternatives to labeling employed by the company.

Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.

Vote AGAINST proposals to completely phase out GMOs from the company’s products. Such resolutions presuppose that there are proven health risks to GMOs — an issue better left to federal regulators — which outweigh the economic benefits derived from biotechnology.

Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company’s products, taking into account:

•                                                                        The relevance of the proposal in terms of the company’s business and the proportion of it affected by the resolution

•                                                                        The extent that peer companies have eliminated GMOs

•                                                                        The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products

•                                                                        Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs

•                                                                        The percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated.

Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company’s strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.

HANDGUNS

Generally vote AGAINST requests for reports on a company’s policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

PREDATORY LENDING

Vote CASE-BY CASE on requests for reports on the company’s procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

•                  Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

•                  Whether the company has adequately disclosed the financial risks of its subprime business

•                  Whether the company has been subject to violations of lending laws or serious lending controversies

•                  Peer companies’ policies to prevent abusive lending practices.

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

SECOND-HAND SMOKE:

•                  Whether the company complies with all local ordinances and regulations

•                  The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness

•                  The risk of any health-related liabilities.

ADVERTISING TO YOUTH:

•                  Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

•                  Whether the company has gone as far as peers in restricting advertising

•                  Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

•                  Whether restrictions on marketing to youth extend to foreign countries

CEASE PRODUCTION OF TOBACCO-RELATED PRODUCTS OR AVOID SELLING PRODUCTS TO TOBACCO COMPANIES:

•                  The percentage of the company’s business affected

•                  The economic loss of eliminating the business versus any potential tobacco-related liabilities.

SPIN-OFF TOBACCO-RELATED BUSINESSES:

•                  The percentage of the company’s business affected

•                  The feasibility of a spin-off

•                  Potential future liabilities related to the company’s tobacco business.

STRONGER PRODUCT WARNINGS:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

INVESTMENT IN TOBACCO STOCKS:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE

Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:

•                  Whether there are publicly available environmental impact reports;

•                  Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and

•                  The current status of legislation regarding drilling in ANWR.

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

•                  The company’s current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

•                  The company’s environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills

•                  Environmentally conscious practices of peer companies, including endorsement of CERES

•                  Costs of membership and implementation.

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company’s environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

Generally vote FOR reports on the level of greenhouse gas emissions from the company’s operations and products, unless the report is duplicative of the company’s current environmental disclosure and reporting or is not integral to the company’s line of business. However, additional reporting may be warranted if:

•                  The company’s level of disclosure lags that of its competitors, or

•                  The company has a poor environmental track record, such as violations of federal and state regulations.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

•                  The nature of the company’s business and the percentage affected

•                  The extent that peer companies are recycling

•                  The timetable prescribed by the proposal

•                  The costs and methods of implementation

•                  Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY

Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

•                  The nature of the company’s business and the percentage affected

•                  The extent that peer companies are switching from fossil fuels to cleaner sources

•                  The timetable and specific action prescribed by the proposal

•                  The costs of implementation

•                  The company’s initiatives to address climate change

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company’s current environmental disclosure and reporting or is not integral to the company’s line of business.

GENERAL CORPORATE ISSUES

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

•                  The relevance of the issue to be linked to pay

•                  The degree that social performance is already included in the company’s pay structure and disclosed

•                  The degree that social performance is used by peer companies in setting pay

•                  Violations or complaints filed against the company relating to the particular social performance measure

•                  Artificial limits sought by the proposal, such as freezing or capping executive pay

•                  Independence of the compensation committee

•                  Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•                  The company is in compliance with laws governing corporate political activities, and

•                  The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company’s political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES

Vote AGAINST proposals to implement the China Principles unless:

•                  There are serious controversies surrounding the company’s China operations, and

•                  The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and steps to protect human rights, based on:

•                  The nature and amount of company business in that country

•                  The company’s workplace code of conduct

•                  Proprietary and confidential information involved

•                  Company compliance with U.S. regulations on investing in the country

•                  Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

•                  The company’s current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

•                  Agreements with foreign suppliers to meet certain workplace standards

•                  Whether company and vendor facilities are monitored and how

•                  Company participation in fair labor organizations

•                  Type of business

•                  Proportion of business conducted overseas

•                  Countries of operation with known human rights abuses

•                  Whether the company has been recently involved in significant labor and human rights controversies or violations

•                  Peer company standards and practices

•                  Union presence in company’s international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

•                  The company does not operate in countries with significant human rights violations

•                  The company has no recent human rights controversies or violations, or

•                  The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

•                  Company compliance with or violations of the Fair Employment Act of 1989

•                  Company antidiscrimination policies that already exceed the legal requirements

•                  The cost and feasibility of adopting all nine principles

•                  The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

•                  The potential for charges of reverse discrimination

•                  The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

•                  The level of the company’s investment in Northern Ireland

•                  The number of company employees in Northern Ireland

•                  The degree that industry peers have adopted the MacBride Principles

•                  Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

•                  Whether the company has in the past manufactured landmine components

•                  Whether the company’s peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

•                  What weapons classifications the proponent views as cluster bombs

•                  Whether the company currently or in the past has manufactured cluster bombs or their components

•                  The percentage of revenue derived from cluster bomb manufacture

•                  Whether the company’s peers have renounced future production

NUCLEAR WEAPONS

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company’s involvement in spaced-based weaponization unless:

•                  The information is already publicly available or

•                  The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

 BOARD DIVERSITY

Generally vote FOR reports on the company’s efforts to diversify the board, unless:

•                  The board composition is reasonably inclusive in relation to companies of similar size and business or

•                  The board already reports on its nominating procedures and diversity initiatives.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

•                  The degree of board diversity

•                  Comparison with peer companies

•                  Established process for improving board diversity

•                  Existence of independent nominating committee

•                  Use of outside search firm

•                  History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company’s affirmative action initiatives unless all of the following apply:

•                  The company has well-documented equal opportunity programs

•                  The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

•                  The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

Generally vote FOR reports outlining the company’s progress towards the Glass Ceiling Commission’s business recommendations, unless:

•                  The composition of senior management and the board is fairly inclusive

•                  The company has well-documented programs addressing diversity initiatives and leadership development

•                  The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

•                  The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION

Vote CASE-BY-CASE on proposals to amend the company’s EEO policy to include sexual orientation, taking into account:

•                  Whether the company’s EEO policy is already in compliance with federal, state and local laws

•                  Whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees

•                  The industry norm for including sexual orientation in EEO statements

•                  Existing policies in place to prevent workplace discrimination based on sexual orientation

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

10.          MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

Vote to elect directors on a CASE-BY-CASE basis, considering the following factors:

•                  Board structure

•                  Director independence and qualifications

•                  Attendance at board and committee meetings.

•                  Votes should be withheld from directors who:

•                  Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent.

•                  Ignore a shareholder proposal that is approved by a majority of shares outstanding

•                  Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

•                  Are interested directors and sit on the audit or nominating committee, or

•                  Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

CONVERT CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

1.               Past performance as a closed-end fund

2.               Market in which the fund invests

3.               Measures taken by the board to address the discount

4.               Past shareholder activism, board activity

5.               Votes on related proposals.

PROXY CONTESTS

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

•                  Past performance relative to its peers

•                  Market in which fund invests

•                  Measures taken by the board to address the issues

•                  Past shareholder activism, board activity, and votes on related proposals

•                  Strategy of the incumbents versus the dissidents

•                  Independence of directors

•                  Experience and skills of director candidates

•                  Governance profile of the company

•                  Evidence of management entrenchment

INVESTMENT ADVISORY AGREEMENTS

Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

•                  Proposed and current fee schedules

•                  Fund category/investment objective

•                  Performance benchmarks

•                  Share price performance compared to peers

•                  Resulting fees relative to peers

•                  Assignments (where the advisor undergoes a change of control).

 APPROVE NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:

1.               Stated specific financing purpose

2.               Possible dilution for common shares

3.               Whether the shares can be used for antitakeover purposes.

1940 ACT POLICIES

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:

•                  Potential competitiveness

•                  Regulatory developments

•                  Current and potential returns

•                  Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGE FUNDAMENTAL RESTRICTION TO NONFUNDAMENTAL RESTRICTION

Proposals to change a fundamental restriction to a non-fundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:

•                  The fund’s target investments

•                  The reasons given by the fund for the change

•                  The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NON-FUNDAMENTAL

Vote AGAINST proposals to change a fund’s fundamental investment objective to non-fundamental.

NAME CHANGE PROPOSALS

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:

•                  Political/economic changes in the target market

•                  Consolidation in the target market

•                  Current asset composition

CHANGE IN FUND’S SUBCLASSIFICATION

Votes on changes in a fund’s subclassification should be determined on a CASE-BY-CASE basis, considering the following factors:

•                                                                        Potential competitiveness

•                                                                        Current and potential returns

•                                                                        Risk of concentration

•                                                                        Consolidation in target industry

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

•                                                                        Strategies employed to salvage the company

•                                                                        The fund’s past performance

•                                                                        Terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

•                                                                        The degree of change implied by the proposal

•                                                                        The efficiencies that could result

•                                                                        The state of incorporation

•                                                                        Regulatory standards and implications.

Vote AGAINST any of the following changes:

•                                                                        Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

•                                                                        Removal of shareholder approval requirement for amendments to the new declaration of trust

•                                                                        Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

•                                                                        Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares

•                                                                        Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements

•                                                                        Removal of shareholder approval requirement to change the domicile of the fund

CHANGE THE FUND’S DOMICILE

Vote reincorporations on a CASE-BY-CASE basis, considering the following factors:

•                  Regulations of both states

•                  Required fundamental policies of both states

•                  Increased flexibility available.

AUTHORIZE THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

•                  Fees charged to comparably sized funds with similar objectives

•                  The proposed distributor’s reputation and past performance

•                  The competitiveness of the fund in the industry

•                  Terms of the agreement.

MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

MERGERS

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

•                  Resulting fee structure

•                  Performance of both funds

•                  Continuity of management personnel

•                  Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

SHAREHOLDER PROPOSALS TO REIMBURSE PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

SHAREHOLDER PROPOSALS TO TERMINATE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors:

•                  Performance of the fund’s NAV

•                  The fund’s history of shareholder relations

•                  The performance of other funds under the advisor’s management.

TSF-54BB-TST-SAI-1310

PART C. OTHER INFORMATION

Item 28.  Exhibits:

(a)(1)                  Restated Agreement and Declaration of Trust dated May 19, 1993 and Amendment No. 1 dated May 24, 1994, Amendment No. 2 dated February 28, 1997 and Amendment No. 3 dated August 11, 1997, are herein incorporated by reference to Exhibit (b)(1) of Post-Effective Amendment No. 36 to Registrant’s Registration Statement on Form N-1A (File No. 002-80859), filed with the SEC on July 31, 1998.

(a)(2)                  Amendment No. 4 to Restated Agreement and Declaration of Trust dated February 12, 1998 and Amendments to Restated Agreement and Declaration of Trust dated March 16, 2000 and April 6, 2000 are herein incorporated by reference to Exhibit (a) of Post-Effective Amendment No. 42 to Registrant’s Registration Statement on Form N-1A (File No. 002-80859), filed with the SEC on August 1, 2000.

(a)(3)                  Amendments to Restated Agreement and Declaration of Trust dated September 21, 2000 and March 27, 2001 are herein incorporated by reference to Exhibit (a) of Post-Effective Amendment No. 45 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on August 1, 2001.

(a)(4)                  Amendment to Restated Agreement and Declaration of Trust dated August 28, 2002 is herein incorporated by reference to Exhibit (a) of Post-Effective Amendment No. 48 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on September 6, 2002.

(a)(5)                  Amendment to Restated Agreement and Declaration of Trust dated November 7, 2002 is herein incorporated by reference to Exhibit (a) of Post-Effective Amendment No. 49 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on August 1, 2003.

(a)(6)                  Amendment to Restated Agreement and Declaration of Trust dated April 14, 2004 is herein incorporated by reference to Exhibit (1) of Post-Effective Amendment No. 54 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on July 30, 2004.

(a)(7)                  Amendment to Restated Agreement and Declaration of Trust dated January 3, 2006 is herein incorporated by reference to Exhibit (a) of Post-Effective Amendment No. 60 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on March 1, 2006.

(a)(8)                  Amendment to Restated Agreement and Declaration of Trust dated September 30, 2004 is herein incorporated by reference to Exhibit (a)(8) of Post-Effective Amendment No. 70 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on February 2, 2009.

(a)(9)                  Amendment to Restated Agreement and Declaration of Trust dated February 22, 2006 is herein incorporated by reference to Exhibit (a)(9) of Post-Effective Amendment No. 70 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on February 2, 2009.

(a)(10)           Amendment to Restated Agreement and Declaration of Trust dated August 15, 2006 is herein incorporated by reference to Exhibit (a)(10) of Post-Effective Amendment No. 70 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on February 2, 2009.

(a)(11)           Amendment to Restated Agreement and Declaration of Trust dated March 22, 2007 is herein incorporated by reference to Exhibit (a)(11) of Post-Effective Amendment No. 70 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on February 2, 2009.

(a)(12)           Amendments to Restated Agreement and Declaration of Trust are herein incorporated by reference to Exhibit (1)(l) of Post-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-14 (File No. 333-177597), filed with the SEC on November 30, 2011.

(a)(13)           Amendment to Restated Agreement and Declaration of Trust is herein incorporated by reference to Exhibit (a)(13) of Post-Effective Amendment No. 85 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on June 8, 2012.

1

(b)                                 By-Laws and Amendments to By-Laws dated July 17, 1984 and April 5, 1989 are herein incorporated by reference to Exhibit (b)(2) of Post-Effective Amendment No. 36 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on July 31, 1998.

(c)                                  Instruments Defining Rights of Security Holders are herein incorporated by reference to Exhibit (c) of Post-Effective Amendment No. 83 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on April 10, 2012.

(d)(1)(a)   Advisory Agreement with Touchstone Advisors, Inc. dated May 1, 2000, is herein incorporated by reference to Exhibit (d)(1) of Post-Effective Amendment No. 67 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on August 1, 2007.

(d)(1)(b)   Amended Schedule 1 dated May 31, 2013 to the Advisory Agreement dated May 1, 2000 between Touchstone Strategic Trust and Touchstone Advisors, Inc. is herein incorporated by reference to Exhibit (d)(1)(b) of Post-Effective Amendment No. 98 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on July 29, 2013..

(d)(1)(c)    Amendment to the Advisory Agreement with Touchstone Advisors, Inc. is herein incorporated by reference to Exhibit (6)(c) of Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-14 (File No. 333-182177), filed with the SEC on October 12, 2012.

(d)(2)                  Sub-Advisory Agreement between Touchstone Advisors, Inc. and Westfield Capital Management Company, L.P. with respect to the Touchstone Mid Cap Growth Fund is herein incorporated by reference to Exhibit (d)(3) of Post-Effective Amendment No. 73 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on July 29, 2010.

(d)(3)                  Sub-Advisory Agreement between Touchstone Advisors, Inc. and Navellier & Associates, Inc. for the Touchstone Large Cap Growth Fund is herein incorporated by reference to Exhibit (d)(4) of Post-Effective Amendment No. 71 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on July 29, 2009.

(d)(4)                  Amendment to Sub-Advisory Agreement with Navellier & Associates, Inc. is herein incorporated by reference to Exhibit (d)(vi)(b) of Post-Effective Amendment No. 57 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on June 2, 2005.

(d)(5)                  Sub-Advisory Agreement between Touchstone Advisors, Inc. and Westfield Capital Management Company, L.P. with respect to the Touchstone Growth Opportunities Fund is herein incorporated by reference to Exhibit (d)(11) of Post-Effective Amendment No. 68 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on August 1, 2008.

(d)(6)                  Sub-Advisory Agreement between Touchstone Advisors, Inc. and Fort Washington Investment Advisors, Inc. with respect to the Touchstone Diversified Small Cap Growth Fund is herein incorporated by reference to Exhibit (d)(15) of Post-Effective Amendment No. 67 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on August 1, 2007.

(d)(7)                  Addendum to Sub-Advisory Agreement between Touchstone Advisors, Inc. and Fort Washington Investment Advisors, Inc. with respect to the Touchstone Diversified Small Cap Growth Fund is herein incorporated by reference to Exhibit (d)(16) of Post-Effective Amendment No. 67 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on August 1, 2007.

(d)(8)                  Addendum to Sub-Advisory Agreement between Touchstone Advisors, Inc. and Fort Washington Investment Advisors, Inc. with respect to the Touchstone Diversified Small Cap Growth Fund is herein incorporated by reference to Exhibit (d)(14) of Post-Effective Amendment No. 68 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on August 1, 2008.

(d)(9)                  Sub-Advisory Agreement dated April 16, 2012 between Touchstone Advisors, Inc. and Ibbotson Associates, Inc. with respect to the Touchstone Balanced Allocation Fund, Touchstone Conservative Allocation Fund, Touchstone Growth Allocation Fund and Touchstone Moderate Growth Allocation Fund is herein incorporated by reference to

2

Exhibit (d)(9) of Post-Effective Amendment No. 86 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on July 20, 2012.

(d)(10)           Sub-Advisory Agreement dated December 31, 2012 between Touchstone Advisors, Inc. and Analytic Investors, LLC with respect to the Touchstone Dynamic Equity Fund is herein incorporated by reference to Exhibit (d)(10) of Post-Effective Amendment No. 98 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on July 29, 2013..

(d)(11)           Sub-Advisory Agreement dated April 16, 2012 between Touchstone Advisors, Inc. and Barrow, Hanley, Mewhinney & Strauss, LLC with respect to the Touchstone Value Fund is herein incorporated by reference to Exhibit (6)(n) of Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-14 (File No. 333-177597), filed with the SEC on April 27, 2012.

(d)(12)           Sub-Advisory Agreement dated April 16, 2012 between Touchstone Advisors, Inc. and Copper Rock Capital Partners, LLC with respect to the Touchstone International Small Cap Fund is herein incorporated by reference to Exhibit (6)(o) of Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-14 (File No. 333-177597), filed with the SEC on April 27, 2012.

(d)(13)           Sub-Advisory Agreement dated April 16, 2012 between Touchstone Advisors, Inc. and Thompson, Siegel & Walmsley LLC with respect to the Touchstone Mid Cap Value Opportunities Fund is herein incorporated by reference to Exhibit (6)(q) of Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-14 (File No. 333-177597), filed with the SEC on April 27, 2012.

(d)(14)           Sub-Advisory Agreement dated April 16, 2012 between Touchstone Advisors, Inc. and Thompson, Siegel & Walmsley LLC with respect to the Touchstone Small Cap Value Opportunities Fund is herein incorporated by reference to Exhibit (6)(r) of Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-14 (File No. 333-177597), filed with the SEC on April 27, 2012.

(d)(15)           Sub-Advisory Agreement dated April 16, 2012 between Touchstone Advisors, Inc. and Fort Washington Investment Advisors, Inc. with respect to the Touchstone Focused Fund is herein incorporated by reference to Exhibit (6)(s) of Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-14 (File No. 333-177597), filed with the SEC on April 27, 2012.

(d)(16)           Sub-Advisory Agreement dated December 31, 2012 between Touchstone Advisors, Inc. and Ashfield Capital Partners, LLC with respect to the Touchstone Capital Growth Fund is herein incorporated by reference to Exhibit (d)(16) of Post-Effective Amendment No. 98 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on July 29, 2013..

(d)(17)           Sub-Advisory Agreement dated April 26, 2013 between Touchstone Advisors, Inc. and Apex Capital Management, Inc. with respect to the Touchstone Small Cap Growth Value Fund, is herein incorporated by reference to Exhibit (d)(17) of Post-Effective Amendment No. 95 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on April 29, 2013.

(d)(18)           Sub-Advisory Agreement between Touchstone Advisors, Inc. and Fifth Third Asset Management, Inc. with respect to the Touchstone Flexible Income Fund (formerly Touchstone Strategic Income Fund) is herein incorporated by reference to Exhibit (6)(w) of Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-14 (File No. 333-182177), filed with the SEC on October 12, 2012.

(d)(18)(i) Amendment to Sub-Advisory Agreement dated May 31, 2013 between Touchstone Advisors, Inc. and Fifth Third Asset Management, Inc. with respect to the Touchstone Flexible Income Fund is herein incorporated by reference to Exhibit (d)(18)(i) of Post-Effective Amendment No. 98 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on July 29, 2013..

(d)(19)           Sub-Advisory Agreement between Touchstone Advisors, Inc. and DePrince, Race & Zollo, Inc. with respect to the Touchstone Small Company Value Fund is herein incorporated by reference to Exhibit (6)(x) of Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-14 (File No. 333-182177), filed with the SEC on October 12, 2012.

3

(d)(20)           Sub-Advisory Agreement between Touchstone Advisors, Inc. and Barrow, Hanley, Mewhinney & Strauss, LLC with respect to the Touchstone International Value Fund is herein incorporated by reference to Exhibit (6)(y) of Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-14 (File No. 333-182177), filed with the SEC on October 12, 2012.

(e)(1) Distribution Agreement with Touchstone Securities, Inc. is herein incorporated by reference to Exhibit (e)(i) of Post-Effective Amendment No. 45 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on August 1, 2001.

(e)(2)                   Form of Underwriter’s Dealer Agreement is herein incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on September 10, 2004.

(f)                                   Touchstone Trustee Deferred Compensation Plan is herein incorporated by reference to Exhibit (f) of Post-Effective Amendment No. 71 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on July 29, 2009.

(g)                                  Custodian Agreement with Brown Brothers Harriman & Co. is herein incorporated by reference to Exhibit (g)(1) of Post-Effective Amendment No. 68 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on August 1, 2008.

(g)(1)(i)        Amended Schedule of Global Services & Charges to the Custody Agreement between the Trust and Brown Brothers Harriman & Co. is filed herewith.

(h)(1)                  Recordkeeping Agreement is herein incorporated by reference to Exhibit (h)(vii) of Post-Effective Amendment No. 51 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on March 5, 2004.

(h)(2)                  Amended Administration Agreement with Touchstone Advisors, Inc. dated January 1, 2007 is herein incorporated by reference to Exhibit (h)(8) of Post-Effective Amendment No. 67 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on August 1, 2007.

(h)(3)                 Sub-Administration and Accounting Services Agreement between Touchstone Advisors, Inc. and BNY Mellon Investment Servicing (US) Inc. is herein incorporated by reference to Exhibit (h)(3) of Post-Effective Amendment No. 83 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on April 10, 2012.

(h)(3)(i)       Amendment to the Sub-Administration and Accounting Services Agreement between Touchstone Advisors, Inc. and BNY Mellon Investment Servicing (US) Inc. is herein incorporated by reference to Exhibit (13)(d) of Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-14 (File No. 333-177597), filed with the SEC on April 27, 2012.

(h)(3)(ii)    Amended and Restated Exhibit A dated September 6, 2012 to the Sub-Administration and Accounting Services Agreement dated November 5, 2011 is herein incorporated by reference to Exhibit (13)(p) of Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-14 (File No. 333-182177), filed with the SEC on October 12, 2012.

(h)(4)                  Transfer Agency and Shareholder Services Agreement with BNY Mellon Investment Servicing (US) Inc. is herein incorporated by reference to Exhibit (h)(4) of Post-Effective Amendment No. 83 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on April 10, 2012.

(h)(4)(i)       Amendment to the Transfer Agency and Shareholder Services Agreement with BNY Mellon Investment Servicing (US) Inc. is herein incorporated by reference to Exhibit (13)(f) of Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-14 (File No. 333-177597), filed with the SEC on April 27, 2012.

(h)(4)(ii)    Amended and Restated Schedule B dated September 6, 2012 to the Transfer Agency and Shareholder Services Agreement dated December 5, 2011 is herein incorporated by reference to Exhibit (13)(n) of Post-Effective

4

Amendment No. 2 to Registrant’s Registration Statement on Form N-14 (File No. 333-182177), filed with the SEC on October 12, 2012.

(h)(5)                  State Filing Services Agreement between the Registrant and BNY Mellon Investment Servicing (US) Inc., dated December 5, 2011 is herein incorporated by reference to Exhibit (h)(5) of Post-Effective Amendment No. 83 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on April 10, 2012.

(h)(5)(i)       Amended and Restated Schedule A to the State Filing Services Agreement between the Registrant and BNY Mellon Investment Servicing (US) Inc. is herein incorporated by reference to Exhibit (13)(h) of Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-14  (File No. 333-177597), filed with the SEC on April 27, 2012.

(h)(5)(ii)    Amended and Restated Schedule A dated September 6, 2012 to the State Filing Services Agreement dated December 5, 2011 is herein incorporated by reference to Exhibit (13)(o) of Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-14 (File No. 333-182177), filed with the SEC on October 12, 2012.

(h)(6)                  Allocation Agreement for Allocation of Fidelity Bond Proceeds is herein incorporated by reference to Exhibit (h)(6) of Post-Effective Amendment No. 83 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on April 10, 2012.

(h)(7)                  Expense Limitation Agreement dated April 16, 2012 with Touchstone Advisors, Inc. with respect to the Touchstone Dynamic Equity Fund, Touchstone Conservative Allocation Fund, Touchstone Balanced Allocation Fund, Touchstone Moderate Growth Allocation Fund, Touchstone Growth Allocation Fund, Touchstone Value Fund, Touchstone International Small Cap Fund, Touchstone Capital Growth Fund, Touchstone Mid Cap Value Opportunities Fund, Touchstone Small Cap Value Opportunities Fund and Touchstone Focused Fund is herein incorporated by reference to Exhibit (13)(l) of Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-14 (File No. 333-177597), filed with the SEC on April 27, 2012.

(h)(8)                  Form of Expense Limitation Agreement and Schedule A dated July 29, 2013 with respect to Touchstone Flexible Income Fund, Touchstone Focused Fund, Touchstone Growth Opportunities Fund, Touchstone International Value Fund, Touchstone Large Cap Growth Fund, Touchstone Mid Cap Growth Fund, Touchstone Small Cap Growth Fund, and Touchstone Small Company Value Fund is herein incorporated by reference to Exhibit (h)(8) of Post-Effective Amendment No. 98 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on July 29, 2013..

(h)(9)                  Form of Amended and Restated Schedule A dated April 29, 2013 to the Expense Limitation Agreement dated April 16, 2012 is herein incorporated by reference to Exhibit (h)(10) of Post-Effective Amendment No. 95 to Registrant’s Registration Statement on Form N-1A (002-80859 and 811-03651), filed with the SEC on April 29, 2013.

(h)(10)           Schedule A dated September 10, 2012 to the Expense Limitation Agreement dated July 20, 2012 is herein incorporated by reference to Exhibit (13)(l)(ii) of Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-14 (File No. 333-182177), filed with the SEC on October 12, 2012.

(h)(11)           Schedule A dated April 26, 2013 to the Expense Limitation Agreement dated September 10, 2012 is herein incorporated by reference to Exhibit (h)(12) of Post-Effective Amendment No. 95 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on April 29, 2013.

(h)(12)           Schedule A dated October 30, 2013 to the Expense Limitation Agreement dated April 16, 2012 is filed herewith.

(h)(13)          Securities Lending Agency Agreement between the Registrant and Brown Brothers Harriman & Co. dated February 1, 2013 is filed herewith.

(i)                                 None.

(j)                                    Auditors’ Consent is filed herewith.

(k)                                 Not Applicable.

5

(l)                                     Copy of Letter of Initial Stockholder, which was filed as an Exhibit to Registrant’s Pre-Effective Amendment No. 1, is hereby incorporated by reference.

(m)(1)              Registrant’s Plans of Distribution Pursuant to Rule 12b-1 for Class A shares and Class C shares are herein incorporated by reference to Exhibit (m)(1) of Post-Effective Amendment No. 42 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on August 1, 2000.

(m)(2)              Registrant’s Plan of Distribution Pursuant to Rule 12b-1 for Class B shares is herein incorporated by reference to Exhibit (m)(2) of Post-Effective Amendment No. 45 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on August 1, 2001.

(m)(3)              Registrant’s Plan of Distribution Pursuant to Rule 12b-1 for Class A shares with respect to the Touchstone Dynamic Equity Fund, Touchstone Emerging Growth Fund, Touchstone International Equity Fund, Touchstone Conservative Allocation Fund, Touchstone Balanced Allocation Fund, Touchstone Moderate Growth Allocation Fund, Touchstone Growth Allocation Fund, Touchstone U.S. Long/Short Fund, Touchstone Value Fund, Touchstone International Small Cap Fund, Touchstone Capital Growth Fund, Touchstone Mid Cap Value Opportunities Fund, Touchstone Small Cap Value Opportunities Fund, Touchstone Focused Fund, Touchstone Micro Cap Value Fund, Touchstone Small Company Value Fund, Touchstone International Value Fund and Touchstone Flexible Income Fund is herein incorporated by reference to Exhibit (m)(3) of Post-Effective Amendment No. 85 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on June 8, 2012.

(m)(4)              Registrant’s Plan of Distribution Pursuant to Rule 12b-1 for Class C shares with respect to the Touchstone Dynamic Equity Fund, Touchstone Emerging Growth Fund, Touchstone International Equity Fund, Touchstone Conservative Allocation Fund, Touchstone Balanced Allocation Fund, Touchstone Moderate Growth Allocation Fund, Touchstone Growth Allocation Fund, Touchstone U.S. Long/Short Fund, Touchstone Value Fund, Touchstone International Small Cap Fund, Touchstone Capital Growth Fund, Touchstone Mid Cap Value Opportunities Fund, Touchstone Small Cap Value Opportunities Fund, Touchstone Focused Fund, Touchstone Micro Cap Value Fund, Touchstone Small Company Value Fund, Touchstone International Value Fund and Touchstone Flexible Income Fund is herein incorporated by reference to Exhibit (m)(4) of Post-Effective Amendment No. 85 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on June 8, 2012.

(n)                                 Amended and Restated Rule 18f-3 Plan is herein incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 85 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on June 8, 2012.

(n)(1)                  Amended Schedule A dated August 26, 2013 to the Amended and Restated Rule 18f-3 Plan is filed herewith.

(o)                                 Reserved.

(p)(1)                  Code of Ethics for Touchstone Advisors, Inc., Touchstone Strategic Trust and Touchstone Securities, Inc. is herein incorporated by reference to Exhibit (p)(1) of Post-Effective Amendment No. 98 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on July 29, 2013..

(p)(2)                  Code of Ethics for Fort Washington Investment Advisors, Inc. is herein incorporated by reference to Exhibit (p)(2) of Post-Effective Amendment No. 83 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on April 10, 2012.

(p)(3)                 Code of Ethics for Westfield Capital Management Company, L.P. is herein incorporated by reference to Exhibit (p)(3) of Post-Effective Amendment No. 95 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on April 29, 2013.

(p)(4)                  Code of Ethics for Navellier & Associates is herein incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 54 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on July 30, 2004.

6

(p)(5)                  Code of Ethics for Analytic Investors, LLC is herein incorporated by reference to Exhibit (p)(5) of Post-Effective Amendment No. 83 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on April 10, 2012.

(p)(6)                  Code of Ethics for Ibbotson Associates, Inc. is herein incorporated by reference to Exhibit (p)(6) of Post-Effective Amendment No. 83 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on April 10, 2012.

(p)(7)                  Code of Ethics for Barrow, Hanley, Mewhinney & Strauss, LLC is herein incorporated by reference to Exhibit (p)(7) of Post-Effective Amendment No. 85 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on June 8, 2012.

(p)(8)                  Code of Ethics for Copper Rock Capital Partners, LLC is herein incorporated by reference to Exhibit (p)(8) of Post-Effective Amendment No. 83 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on April 10, 2012.

(p)(9)                  Code of Ethics for Ashfield Capital Partners, LLC is herein incorporated by reference to Exhibit (p)(10) of Post-Effective Amendment No. 83 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on April 10, 2012.

(p)(10)           Code of Ethics for Thompson Siegel & Walmsley, LLC is herein incorporated by reference to Exhibit (p)(11) of Post-Effective Amendment No. 83 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on April 10, 2012.

(p)(11)           Code of Ethics for DePrince, Race & Zollo, Inc. is herein incorporated by reference to Exhibit (p)(12) of Post-Effective Amendment No. 85 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on June 8, 2012.

(p)(12)           Code of Ethics for Fifth Third Asset Management, Inc. is herein incorporated by reference to Exhibit (p)(13) of Post-Effective Amendment No. 85 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on June 8, 2012.

(p)(13)  Code of Ethics for Apex Capital Management, Inc. is incorporated by reference to Exhibit (p)(13) of Post-Effective Amendment No. 95 to Registrant’s Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on April 29, 2013.

(q)                                 Power of Attorney is filed herewith.

Item 29. Persons Controlled by or Under Common Control with the Registrant

None.

Item 30. Indemnification

(a)  Article VI of the Registrant’s Restated Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

Section 6.4 Indemnification of Trustees, Officers, etc.

The Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the

7

duties involved in the conduct of such Covered Person’s office (“disabling conduct”).  Anything herein contained to the contrary notwithstanding, no Covered Person shall be indemnified for any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject unless (1) a final decision on the merits is made by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of disabling conduct or, (2) in the absence of such a decision, a reasonable determination is made, based upon a review of the facts, that the Covered Person was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Trustees who are neither “interested persons” of the Company as defined in the Investment Company Act of 1940, as amended nor parties to the proceeding “disinterested, non-party Trustees”), or (b) an independent legal counsel in a written opinion.

Section 6.5 Advances of Expenses.

The Trust shall advance attorneys’ fees or other expenses incurred by a Covered Person in defending a proceeding, upon the undertaking by or on behalf of the Covered Person to repay the advance unless it is ultimately determined that such Covered Person is entitled to indemnification, so long as one of the following conditions is met: (i) the Covered Person shall provide security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested non-party Trustees of the Trust, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Section 6.6 Indemnification Not Exclusive, etc.

The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled.  As used in this Article VI, “Covered Person” shall include such person’s heirs, executors and administrators, an “interested Covered Person” is one against whom the action, suit or other proceeding in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened, and a “disinterested” person is a person against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened.  Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

(b)  The Registrant maintains a mutual fund and investment advisory professional and directors and officer’s liability policy.  The policy provides coverage to the Registrant, its trustees and officers and includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.  The Registrant may not pay for insurance that protects the Trustees and officers against liabilities arising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

The advisory agreements and the sub-advisory agreements provide that Touchstone Advisors, Inc. (or a sub-advisor) shall not be liable for any act or omission in the course of rendering services, absent willful misfeasance, bad faith or gross negligence or reckless disregard by Touchstone (or a sub-advisor) of its obligations under the agreement.

Item 31.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISORS

A.                                                 Touchstone Advisors, Inc. (the “Advisor”) is a registered investment advisor that provides investment advisory services to the Touchstone Fund Complex.  The following list sets forth the business and other connections of the directors and executive officers of the Advisor.  Unless otherwise noted, the address of the corporations listed below is 303 Broadway, Cincinnati, OH 45202.

*The address is 400 Broadway, Cincinnati, OH 45202.

(1)  Jill T. McGruder – CEO and Director Touchstone Advisors, Inc.

(a)  President and Chief Executive Officer - IFS Financial Services, Inc.

(b)  President and Chief Executive Officer - Integrity Life Insurance Co.

(c)  President and Chief Executive Officer - National Integrity Life Insurance Co.

(d)  Director, President and Chief Executive Officer - Cincinnati Analysts, Inc.

(e)  President - Touchstone Fund Complex

(f)  Senior Vice President - Western & Southern Financial Group*

(g) Senior Vice President - W&S Brokerage Services, Inc.*

8

(h) Director – Western & Southern Financial Group*, Cincinnati Analysts, Inc., IFS Financial Services, Inc., Integrity Life Insurance Co., National Integrity Life Insurance Company, Touchstone Securities, Inc., Western & Southern Financial Group Distributors, Inc.*, W&S Brokerage Services, Inc.*, LaRosa’s, Inc. (2334 Boudinot Avenue Cincinnati, OH 45238)

(2)  Donald J. Wuebbling – Director - Touchstone Advisors, Inc.

(a)  Director - AM Concepts, Inc.*, Touchstone Securities, Inc., IFS Agency Services, Inc., W&S Financial Group Distributors, Inc.*, Eagle Realty Investments, Inc.*, Insurance Profillment Solutions, LLC*, Cincinnati Analysts, Inc., Integrity Life Insurance Company,* National Integrity Life Insurance Company,* WestAd Inc.*, Eagle Realty Group, LLC*, IFS Financial Services, Inc., Western & Southern Agency Services, Inc.*, Fort Washington Investment Advisors, Inc., W&S Brokerage Services, Inc.*, Columbus Insurance Company*, IIS Broadway*

(3)  James J. Vance - Vice President and Treasurer - Touchstone Advisors, Inc.

(a)  Vice President and Treasurer - Western & Southern Life Insurance Company*, Fort Washington Investment Advisors, Inc., IFS Financial Services, Inc., IFS Agency Services, Inc., W&S Financial Group Distributors, Inc.*, Touchstone Securities, Inc., Columbus Life Insurance Company*, Eagle Realty Group, LLC*, Eagle Realty Investments, Inc.*, Integrity Life Insurance Company, National Integrity Life Insurance Company, WestAd Inc.*, AM Concepts, Inc.*

(b)  Treasurer - W&S Brokerage Services, Inc.*, Fort Washington Capital Partners, LLC, Insurance Profillment Solutions*, Tristate Ventures, LLC*

(4)  Terrie A. Wiedenheft – Chief Financial Officer and Chief Operations Officer - Touchstone Advisors, Inc.

(a)         Senior Vice President, Chief Financial Officer and Chief Operations Officer - IFS Financial Services, Inc.

(b)         Senior Vice President and Chief Financial Officer - W&S Brokerage Services, Inc.* and Touchstone Securities, Inc.

(c)          Chief Financial Officer - Cincinnati Analysts, Inc.

(d)         Senior Vice President Fort Washington Investment Advisors, Inc.

(e)  Treasurer and Controller - Touchstone Fund Complex

(5)  James N. Clark – Director - Touchstone Advisors, Inc.

(a)  Vice President, Director and Secretary - Western & Southern Mutual Holding Company*, Western & Southern Financial Group, Inc.*, Western & Southern Life Assurance Company*, Western-Southern Life Assurance Company.*

(b) Director and Secretary - WestAd, Inc.*

(c) Director - Columbus Life Insurance Company*, Eagle Realty Group, LLC*, Eagle Realty Investments, Inc.*, IFS Agency Services, Inc., Touchstone Securities, Inc., W&S Financial Group Distributors, Inc.*, Cincinnati Analysts, Inc., AM Concepts*, IFS Financial Services, Western & Southern Agency Services, Inc.*, Lafayette Life Insurance Company*, Western & Southern Agency Services, Inc.

(6)  Rhonda S. Malone - Secretary - Touchstone Advisors, Inc.

(a) Secretary - Touchstone Securities, Inc., W&S Brokerage Services, Inc.*, W&S Financial Group Distributors, Inc.*, IFS Agency Services Inc.

(b) Counsel – Securities - Western & Southern Financial Group, Inc.*

(7)  Steven M. Graziano – President - Touchstone Advisors, Inc.

(a)  Vice President - Touchstone Fund Complex

(b)  President – Touchstone Securities, Inc.

9

(8)  Timothy S. Stearns – Chief Compliance Officer - Touchstone Advisors, Inc.

(a)         Touchstone Securities, Inc.

(b)         W&S Brokerage Services, Inc.*

(9)  Timothy D. Paulin – Senior Vice President, Investment Research and Product Management – Touchstone Advisors, Inc.

(a)  Vice President - Touchstone Fund Complex

B.  Fort Washington Investment Advisors, Inc. (“Fort Washington”) is a registered investment advisor that provides sub-advisory services to the Touchstone Diversified Small Cap Growth Fund and Touchstone Focused Fund.  Fort Washington serves as the sub-advisor to the Touchstone Investment Trust, Touchstone Tax-Free Trust, Touchstone Funds Group Trust and certain series of the Touchstone Variable Series Trust.  Fort Washington also provides investment advice to institutional and individual clients.  The address of Fort Washington is 303 Broadway, Cincinnati OH 45202. *The address is 400 Broadway, Cincinnati, OH 45202.

The following list sets forth the business and other connections of the directors and executive officers of Fort Washington.

(1)                           Maribeth S. Rahe, President & Chief Executive Officer and Director

(a)                           Board Member, Executive/Foundation Committee of Cincinnati USA Regional Chamber; Leadership Development, Cincinnati USA Regional Chamber of Commerce; Life Trustee, New York Landmarks Conservancy; Life Trustee, Rush-Presbyterian-St. Luke’s Medical Center; Board Member, Consolidated Communications Illinois Holdings Inc.; Chair, Audit Committee, Consolidated Communications Illinois Holdings, Inc.; Member, Nominating/Governance and Compensation Committees, Consolidated Communications Illinois Holdings, Inc.; Vice Chairman, Executive/Finance Committee, Cincinnati Arts Association; Advisory Board, Sisters of Notre Dame de Namur; Advisory Board, Williams College of Business, Xavier University; Advisory Board, CincyTech USA; Member, Partner-In-Action; Investment Committee, United Way of Cincinnati; Board Member, First Financial Bank; Member, Audit/Trust/M&A Committees, First Financial Bank; Executive Committee, Commonwealth Club

(b)                           President & CEO of Tristate Ventures, LLC*

(c)                            President, Buckeye Venture Partners, LLC

(d)                           Director, Eagle Realty Group, Eagle Realty Investments

(e)                            President, W&S Investment Holdings, LLC

(f)                             Manager, President & CEO, Peppertree Partners, LLC

(g)                            Director, Chairman of the Board - Cincinnati Analysts, Inc.

(h)                           President & CEO of Fort Washington Capital Partners, LLC

(2)                           Nicholas P. Sargen, Chief Investment Officer and Director

(a)                           Senior Vice President & Chief Investment Officer, Western & Southern Life Insurance Company, Western & Southern Life Assurance Company, Columbus Life Insurance Company, Integrity Life Insurance Company,  National Integrity Life Insurance Company, Western & Southern Financial Group, Western & Southern Mutual Holding Company, Lafayette Life Insurance Company

(b)                           Chief Investment Officer

1.              Tristate Ventures, LLC*

2.              Peppertree Partners, LLC

3.              Buckeye Venture Partners, LLC

4.              Fort Washington Capital Partners, LLC

5.              W&S Investment Holdings, LLC

10

(c)                            Board of Trustees & Treasurer, Good Samaritan Hospital Foundation

(d)                           Advisory Board, Xavier Department of Economics

(3)                           John F. Barrett, Chairman and Director

(a)                           Chairman of Board & CEO, Western & Southern Life Insurance Company, Western & Southern Life Assurance Company, Western & Southern Financial Group, Western & Southern Mutual Holding Company

(b)                           Director & Chairman, Columbus Life Insurance Company, Integrity Life Insurance Company, National Integrity Life Insurance Company; Lafayette Life Insurance Company

(c)                            Director, Eagle Realty Group, Eagle Realty Investments

(d)                           Director, Chairman, President & CEO, WestAd, Inc.

(e)                            President & Trustee, Western & Southern Financial Fund

(f)                             Board Member, Convergys Corp, Cintas Corporation

(g)                            Director, American Council of Life Insurers; Director, Financial Services Roundtable; Board Member, Americans for the Arts; Member & Executive Committee, Cincinnati Center City Development Corporation; Board of Governors, Cincinnati USA Partnership for Economic Development; Member, Cincinnati Business Committee; Co-Chairman, Greater Cincinnati Scholarship Association; Member, Cincinnati Equity Fund; Honorary Trustee, Sigma Alpha Epsilon Foundation; Chairman, Medical Center Fund, UC; Advisory Board, Barrett Cancer Center; Vice Chairman, UC Foundation Capital Campaign; Honorary Chairman, UC Presidential Bicentennial Commission

(4)                           Brendan M. White, Managing Director & Sr. Portfolio Manager

(5)                           James A. Markley, Managing Director

(a)                           Trustee & Board Member, Corbett Foundation

(6)                           Roger M. Lanham, Managing Director

(7)                           John J. O’Connor, Managing Director

(a)                           Board of Directors, Friars Club Foundation, SC Ministry Foundation

(b)                           Investment Committee, Province of St. John the Baptist

(8)                           Timothy J. Policinksi, Managing Director & Sr. Portfolio Manager

(9)                           Michele Hawkins, Chief Compliance Officer & Managing Director

(a)                           Advisory Board Member, Xavier University Cintas Institute for Business Ethics & Social Responsibility

(b)                           Chief Compliance Officer, Peppertree Partners, LLC

(10)                    Margaret C. Bell, Managing Director

(11)                    Robert L. Walker, Director

11

(a)                           Director, Eagle Realty Group, Eagle Realty Investments, Integrity Life Insurance Company, National Integrity Life Insurance Company, Lafayette Life Insurance Company, Columbus Life Insurance Company, Insurance Profillment Solutions, LLC, Western & Southern Agency, Inc.

(b)                           Board Member, Computer Services, Inc.; Board Member & Chairman, Tri-Health

(c)                            Sr. Vice President & Chief Financial Officer, Western & Southern Life Insurance Company, Western & Southern Life Assurance Company, W&S Financial Group, Inc., W&S Mutual Holding Company

(d)                           Board of Trustees, Bethesda, Inc.

(12)                    Richard R. Jandrain III, Managing Director & Sr. Portfolio Manager

(13)                    Terrie A. Wiedenheft, Sr. Vice President & Chief Financial Officer — See biography above

(14)                    James J. Vance, Vice President & Treasurer — See biography above

(15)                    Stephen A. Baker, Managing Director

(a)                           Board of Trustees, Walnut Hills High School Alumni Foundation, CH Mack, Inc.

(b)                           Manager, Peppertree Partners, LLC

(16)                    John P. Bessone, Vice President

(a)                           Board Member, Lumidign, Inc., Earthstone International

(17)                    Paul D. Cohn, Managing Director

(18)                    Rance G. Duke, Vice President & Sr. Portfolio Manager

(a)                           Board Member & Chairman, Spring Grove Cemetery

(b)                           Treasurer, Bethesda Foundation

(c)                            Investment Committee, YMCA of Greater Cincinnati, Bethesda, Inc.

(d)                           Member, United Way, Red Cross Partnership Committee

(19)                    Thomas L. Finn, Vice President & Sr. Portfolio Manager

(a)                           Board Member, Cincinnati Foundation for the Aged, Beechwood Foundation.

(b)                           Investment Committee, YMCA

(20)                    Mark A. Frietch, Managing Director

(21)                    John J. Goetz, Vice President & Sr. Portfolio Manager

(a)                     Investment Company Institute — MMFunds Advisory Committee

(22)                    Daniel J. Kapusta, Vice President & Sr. Portfolio Manager

(23)                    Bihag N. Patel, Vice President & Sr. Portfolio Manager

(24)                    David K. Robinson, Vice President & Sr. Portfolio Manager

(25)                    Charles A. Ulbricht, Vice President & Sr. Portfolio Manager

12

(a)                           AVP Investments, Lafayette Life Foundation

(26)                    Scott D. Weston, Vice President & Sr. Portfolio Manager

(a)                           Financial Advisory Board & Foundation Board Member, Mariemont School District

(27)                    Martin W. Flesher, Vice President

(28)                    Jeffrey D.  Meek, Vice President & Senior Financial Officer

(a)                           Treasurer, Peppertree Partners, LLC

(29)                    Jonathan D. Niemeyer, Sr. Vice President & General Counsel

(a)                           Board of Directors, The Pro Foundation Inc., Board of Advisors, David Pollack’s Empower Foundation

(b)                           Sr. Vice President & General Counsel, Columbus Life Insurance Company, Lafayette Life Insurance Company, Western & Southern Life Insurance Company, Western & Southern Life Assurance Company, Western & Southern Financial Group, Western & Southern Mutual Holding Company

(c)                            Assistant Secretary, Peppertree Partners, LLC

(d)                           Secretary, W&S Investment Holdings, LLC

(e)                            Director, Insurance Profillment Solutions, LLC

(f)                             Board Member, Association of Life Insurance Counsel

(30)                    James E. Wilhelm, Vice President & Sr. Portfolio Manager

(a)                           Board Member, Xavier Student Investment Fund

(31)                    Donald J.  Wuebbling, Director

(a)                     Secretary & Counsel, Western & Southern Life Insurance Company, Western & Southern Life Assurance Company, Western & Southern Financial Group, Western & Southern Mutual Holding Co., Columbus Life Insurance Company, Lafayette Life Insurance Company

(b)                     Director, Touchstone Advisors, Inc., Touchstone Securities, Inc., W&S Financial Group Distributors, Inc., IFS Financial Services, Inc., IFS Holdings, Inc., Integrity Life Insurance Company, Western & Southern Brokerage Services, Inc., Eagle Realty Group, Eagle Realty Investments, Integrity Life Insurance Company, National Integrity Life Insurance Company, WestAd, Inc., Western & Southern Brokerage Services, Inc. Western & Southern Agency, Inc.

(32)                    William G. Creviston, Vice President & Sr. Portfolio Manager

(33)                    Douglas E. Kelsey, Vice President & Sr. Portfolio Manager

(34)                    Jeremiah R. Moore, Vice President

(35)                    Barry D. Pavlo, Vice President

(36)                    William T. Sena Jr., Vice President & Sr. Portfolio Manager

(37)                    P. Gregory Williams, Vice President

13

(38)                    Eric J. Walzer, Vice President

(39)                    William T. Sena Sr., Managing Director

(40)                    Joseph B. Michael, Managing Director

(a)         Vice President, Peppertree Partners, LLC

(41)                    Timothy J.  Jossart, Assistant Vice President & Assistant Portfolio Manager

(42)                    Alexander S. Fischer, Vice President

(43)                    Daniel J.  Carter, Assistant Vice President & Sr. Portfolio Manager

(44)                    S. Zulfi Ali, Vice President & Sr. Portfolio Manager

(45)                    Joseph A. Woods, Vice President & Sr. Investment Manager

(46)                    Richard A. Krawczeski, Vice President of Financial Planning

(47)                    William H. Bunn, Vice President & Senior Credit Analyst

(48)                    Kevin M. Bass, Assistant Vice President & Senior Equity Research Manager

(49)                    Bernard M. Casey, Assistant Vice President & Senior Credit Analyst

(50)                    Joe Don Cole, Assistant Vice President

(51)                    Connie L. Krebs, Assistant Vice President and Director of Relationship   Management/Client Service

(52)  Anthony L. Longi, Assistant Vice President & Senior Credit Analyst

(53)  Michael R. Maeder, Assistant Vice President and Senior Investment Manager

(54)  Kenneth J. Ryan, Assistant Vice President

(55)  James K. Seagraves, Assistant Vice President

(56)  David W. Walters, Assistant Vice President

(57)  Chris C. Zehetmaier, Assistant Vice President, Marketing

(58)  Kathleen A. Cornelius, Assistant Treasurer

(59)  Douglas B. Perry, Assistant Treasurer

(60)  Timothy D. Speed, Assistant Treasurer

(61)  Cheryl J. Stotts, Assistant Treasurer

C.                                    Westfield Capital Management Company, L.P. (“Westfield”) is a registered investment advisor providing sub-advisory services to the Touchstone Mid Cap Growth Fund and Touchstone Growth Opportunities Fund.  The address of Westfield is One Financial Center, Boston, MA 02111.  The following are executive officers and directors of Westfield:

14

Westfield is 100% employee owned. Strategic business decisions are managed and controlled by an executive management committee composed of William A. Muggia, Morton L. Fearey, II, Hamlen Thompson, Bruce Jacobs, Richard Lee, Robert Flores, Ethan Meyers and John Montgomery.

D.            Navellier & Associates, Inc. (“Navellier”) is a registered advisor providing sub-advisory services to the Touchstone Large Cap Growth Fund.  The address of Navellier is One East Liberty Street, Suite 504, Reno, Nevada 89501.  The following are officers of Navellier.

(1)                     Louis G. Navellier, Chief Executive Officer

(2)                     Arjen P. Kuyper, President, Chief Operating Officer, & Chief Compliance Officer

(3)                     Keith M. Basso, Vice President

(4)                     James H. O’Leary, Vice President

(5)                     David Machen, Chief Financial Officer

E.                                     Analytic Investors, LLC (“Analytic”) is a registered investment advisor that provides sub-advisory services to the Touchstone Dynamic Equity Fund.  The address of Analytic is 555 West Fifth Street, 50th Floor Los Angeles, CA 90013.

The directors and officers of Analytic are provided on Analytic’s most recently filed Schedule A of Form ADV (IARD No. 104963; SEC File No. 801-07082), which is incorporated herein by reference.  The only employment of a substantial nature of each of Analytic’s directors and officers is with Analytic and its affiliated companies, except as noted below.

Roger Clarke:  President of Ensign Peak Advisors (since 9/2007), Director of Bonneville Holding Corporation (since 2000), Director of Deseret Mutual Insurance Company (since 2006) and Deseret Trust Company (since 1996).

F.                                      Ashfield Capital Partners, LLC (“Ashfield”) is a registered investment advisor that provides sub-advisory services to the Touchstone Capital Growth Fund.  The address of Ashfield is 750 Battery Street, Suite 600, San Francisco, CA 94111.

The directors and officers of Ashfield are provided on Ashfields’s most recently filed Schedule A of Form ADV (IARD No. 142580; SEC File No. 801-67426), which is incorporated herein by reference.  The only employment of a substantial nature of each of Ashfield’s directors and officers is with Ashfield and its affiliated companies.

G.                                    Barrow, Hanley, Mewhinney & Strauss LLC (“Barrow Hanley”) is a registered investment advisor that provides sub-advisory services to the Touchstone Value Fund and Touchstone International Value Fund.  The address of Barrow Hanley is 2200 Ross Avenue, 31st Floor Dallas, TX 75201.

The directors and officers of Barrow Hanley are provided on Barrow Hanley’s most recently filed Schedule A of Form ADV (IARD No. 105519; SEC File No. 801-31237), which is incorporated herein by reference.  The only employment of a substantial nature of each of Barrow Hanley’s directors and officers is with Barrow Hanley and its affiliated companies.

H.                                   Copper Rock Capital Partner LLC (“Copper Rock”) is a registered investment advisor that provides sub-advisory services to the Touchstone International Small Cap Fund.  The address of Copper Rock is 200 Clarendon Street, 51st Floor Boston, MA 02116.

The directors and officers of Copper Rock are provided on Copper Rock’s most recently filed Schedule A of Form ADV (IARD No. 134176; SEC File No. 801-63900), which is incorporated herein by reference.  The only employment of a substantial nature of each of Copper Rock’s directors and officers is with Copper Rock and its affiliated companies.

I.                                        Thompson, Siegel & Walmsley LLC (“TS&W”) is a registered investment advisor that provides sub-advisory services to the Touchstone Mid Cap Value Opportunities Fund and the Touchstone Small Cap Value Opportunities Fund.  The address of TS&W is 6806 Paragon Place, Suite 300, Richmond, VA 23230.

The directors and officers of TS&W are provided on TS&W’s most recently filed Schedule A of Form ADV (IARD No. 105726; SEC File No. 801-06273), which is incorporated herein by reference.  The only employment of a substantial nature of each of TS&W’s directors and officers is with TS&W and its affiliated companies.

15

J.                                        Ibbotson Associates, Inc. (“Ibbotson”) is a registered investment advisor that provides sub-advisory services to the Touchstone Conservative Allocation Fund, Touchstone Balanced Allocation Fund, Touchstone Moderate Growth Allocation Fund and Touchstone Growth Allocation Fund.  The address of Ibbotson is 22 West Washington Street, Chicago, IL 60602.

The directors and officers of Ibbotson are provided on Ibbotson’s most recently filed Schedule A of Form ADV (IARD No. 111057; SEC File No. 801-57505), which is incorporated herein by reference.  The only employment of a substantial nature of each of Ibbotson’s directors and officers is with Ibbotson and its affiliated companies.

K.                                   DePrince, Race & Zollo, Inc. (“DRZ”) is a registered investment advisor that provides sub-advisory services to the Touchstone Small Company Value Fund.  The address of DRZ is 250 Park Avenue South, Suite 250, Winter Park, FL 32789.

The directors and officers of DRZ are provided on DRZ’s most recently filed Schedule A of Form ADV (IARD No. 112099; SEC File No. 801-48779), which is incorporated herein by reference.  The only employment of a substantial nature of each of DRZ’s directors and officers is with DRZ.

L.                                     Fifth Third Asset Management Inc. (“FTAM”) is a registered investment advisor that provides sub-advisory services to the Touchstone Flexible Income Fund.  The address of FTAM is 38 Fountain Square Plaza, Cincinnati, OH 45202.

The directors and officers of FTAM are provided on FTAM’s most recently filed Schedule A of Form ADV (IARD No. 104650; SEC File No. 801-11184), which is incorporated herein by reference.  The only employment of a substantial nature of each of FTAM’s directors and officers is with FTAM and its affiliated companies, except as set forth below.

Name	Position with Fifth Third Asset Management Inc.	Other Substantial Business, Vocation, Profession or Employment
Scott Billeadeau	Director of Small Cap Growth Strategies	Director of Factset Research Systems, Inc. The principal business address of Factset Research Systems, Inc. is 601 Merritt 7, Norwalk, CT 06851.

M.                                 Apex Capital Management, Inc. (“Apex”) is a registered investment advisor that provides sub-advisory services to the Touchstone Small Cap Growth Value Fund.  The Address of Apex is 8163 Old Yankee Road, Suite E, Dayton, OH 45458.

The directors and officers of Apex are provided on Apex’s most recently filed Schedule A of Form ADV (IARD No. 107075; SEC File No. 801-42460), which is incorporated herein by reference.  The only employment of a substantial nature of each of Apex’s directors and officers is with Apex.

Item 32.       Principal Underwriters

(a) Touchstone Securities, Inc. also acts as underwriter for Touchstone Investment Trust, Touchstone Tax-Free Trust, Touchstone Variable Series Trust, Touchstone Funds Group Trust and Touchstone Institutional Funds Trust.

(b) Unless otherwise noted, the address of the persons named below is 303 Broadway, Cincinnati, OH 45202.  *The address is 400 Broadway, Cincinnati, OH 45202

	POSITION WITH	POSITION WITH
NAME	UNDERWRITER	REGISTRANT
Steven M. Graziano	President	Vice President
Jill T. McGruder	Director & CEO	Trustee/President
James N. Clark*	Director	None
Donald J. Wuebbling*	Director	None
Patricia J. Wilson	Vice President	None
James J. Vance*	Vice President and Treasurer	None
Terrie A. Wiedenheft	Chief Financial Officer	Controller/Treasurer
Timothy S. Stearns	Chief Compliance Officer	Chief Compliance Officer
Rhonda Malone*	Secretary	None
Sharon L. Karp	Vice President	None

16

Kathleen A. Cornelius	Assistant Treasurer	None
Douglas B. Perry	Assistant Treasurer	None
Timothy D. Speed	Assistant Treasurer	None
Cheryl J. Stotts	Assistant Treasurer	None

(c)  None.

Item 33.       LOCATION OF ACCOUNTS AND RECORDS

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended and the rules promulgated thereunder, are maintained as follows:

(a)   With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6); (8); (12); and 31a-1(d), the required books and records will be maintained at the offices of Registrant’s Custodian:

Brown Brothers Harriman & Co.

40 Water Street

Boston, MA 02109

(b)   With respect to Rules 31a-1(a); 31a-1(b)(1), (4); (2)(C) and (D); (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of the Registrant’s Administrator and Sub-Administrator.

Touchstone Advisors, Inc.

303 Broadway, Suite 1100

Cincinnati, OH 45202

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

BNY Mellon Investment Servicing (US) Inc.

201 Washington Street, 34th Floor

Boston, MA 02108

(c)  With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant’s investment advisors:

All Funds:

Touchstone Advisors, Inc.

303 Broadway, Suite 1100

Cincinnati, OH 45202

Touchstone Focused Fund

Fort Washington Investment Advisors, Inc.

303 Broadway, Suite 1200

Cincinnati, OH 45202

Touchstone Mid Cap Growth Fund and Touchstone Growth Opportunities Fund

Westfield Capital Management Company, L.P.

One Financial Center

Boston, MA 02111

Touchstone Large Cap Growth Fund

Navellier & Associates, Inc.

One East Liberty, Suite 504

Reno, NV 89501

17

Touchstone Dynamic Equity Fund

Analytic Investors, LLC

555 West Fifth Street, 50th Floor

Los Angeles, CA 90013

Touchstone Capital Growth Fund

Ashfield Capital Partners, LLC

750 Battery Street, Suite 600

San Francisco, CA 94111

Touchstone Value Fund and Touchstone International Value Fund

Barrow, Hanley, Mewhinney & Strauss LLC

2200 Ross Avenue, 31st Floor

Dallas, TX 75201

Touchstone International Small Cap Fund

Copper Rock Capital Partner LLC

200 Clarendon Street, 51st Floor

Boston, MA 02116

Touchstone Mid Cap Value Opportunities Fund and Touchstone Small Cap Value Opportunities Fund

Thompson, Siegel & Walmsley LLC

6806 Paragon Place, Suite 300

Richmond, VA 23230

Touchstone Conservative Allocation Fund, Touchstone Balanced Allocation Fund, Touchstone Moderate Growth Allocation Fund and Touchstone Growth Allocation Fund

Ibbotson Associates, Inc.

22 West Washington Street

Chicago, IL 60602

Touchstone Small Company Value Fund

DePrince, Race & Zollo, Inc.

250 Park Avenue South, Suite 250

Winter Park, FL 32789

Touchstone Flexible Income Fund

Fifth Third Asset Management Inc.

38 Fountain Square Plaza

Cincinnati, OH 45202

Touchstone Small Cap Growth Fund

Apex Capital Management, Inc.

8163 Old Yankee Road, Suite E

Dayton, OH 45458

Item 34.       MANAGEMENT SERVICES NOT DISCUSSED IN PART A OR PART B

None.

Item 35.       UNDERTAKINGS

(a)   Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Massachusetts law and the Agreement and Declaration of Trust of the Registrant or the By-Laws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant

18

will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

19

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirement for effectiveness of this Post-Effective Amendment No. 100 to its Registration Statement on Form N-1A under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 100 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Cincinnati, State of Ohio on the 25th day of October 2013.

TOUCHSTONE STRATEGIC TRUST

By:	/s/Jill T. McGruder
Jill T. McGruder
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No.
95 to the Registrant’s Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.

*	Trustee	October 25, 2013
Phillip R. Cox

*	Trustee	October 25, 2013
William C. Gale

*	Trustee	October 25, 2013
H. Jerome Lerner

*	Trustee	October 25, 2013
Donald C. Siekmann

*	Trustee	October 25, 2013
Susan J. Hickenlooper

*	Trustee	October 25, 2013
Kevin A. Robie

*	Trustee	October 25, 2013
Edward J. VonderBrink

/s/Jill T. McGruder	Trustee and President	October 25, 2013
Jill T. McGruder

/s/Terrie A. Wiedenheft	Controller, Treasurer and Principal Financial Officer	October 25, 2013
Terrie A. Wiedenheft

*By:	/s/Terrie A. Wiedenheft
Terrie A. Wiedenheft
(Attorney-in-Fact Pursuant to Power of Attorney)

20

EXHIBIT INDEX

(g)(1)(i)	Amended Schedule of Global Services & Charges to the Custody Agreement between the Trust and Brown Brothers Harriman & Co.
(h)(12)	Schedule A dated October 30, 2013 to the Expense Limitation Agreement dated April 16, 2012.
(h)(13)	Securities Lending Agency Agreement between the Registrant and Brown Brothers Harriman & Co. dated February 1, 2013.
(j)	Auditors’ Consent.
(n)(1)	Amended Schedule A dated August 26, 2013 to the Amended and Restated Rule 18f-3 Plan.
(q)	Power of Attorney.

21